                                                                    Exhibit 10.1

                                                  [Published CUSIP Number: ____]
================================================================================

                                CREDIT AGREEMENT

                          Dated as of February 12, 2007

                                      among

                              INVACARE CORPORATION
                                       and
                              CERTAIN SUBSIDIARIES,
                                  as Borrowers,

                              CERTAIN SUBSIDIARIES,
                                 as Guarantors,

                             BANK OF AMERICA, N.A.,
                     BMO CAPITAL MARKETS FINANCING INC. and
                                 SUNTRUST BANK,
                           as Co-Documentation Agents,

                          KEYBANK NATIONAL ASSOCIATION,
                              as Syndication Agent,

                               NATIONAL CITY BANK,
     as Multicurrency Administrative Agent, Multicurrency Collateral Agent,
                       Swing Line Lender and an L/C Issuer

                          NATIONAL CITY BANK, CANADA BRANCH,
         as Canadian Administrative Agent and Canadian Collateral Agent,

                     BANC OF AMERICA SECURITIES ASIA LIMITED, as Australian Administrative Agent and Australian Collateral Agent,

                                       and

                            The Lenders Party Hereto

                          BANC OF AMERICA SECURITIES LLC
                                       and
                          KEYBANK NATIONAL ASSOCIATION,
               as Joint Lead Arrangers for the term loan facility

                               NATIONAL CITY BANK
                                       and
                          KEYBANK NATIONAL ASSOCIATION,
            as Joint Lead Arrangers for the revolving credit facility

                         BANC OF AMERICA SECURITIES LLC,
                               NATIONAL CITY BANK
                                       and
                          KEYBANK NATIONAL ASSOCIATION,
                             as Joint Book Managers

================================================================================

                                TABLE OF CONTENTS

                                                                            Page

ARTICLE I  DEFINITIONS AND ACCOUNTING TERMS..................................1
      1.01  Defined Terms....................................................1
      1.02  Other Interpretive Provisions...................................57
      1.03  Accounting Terms................................................58
      1.04  Rounding........................................................58
      1.05  Exchange Rates; Currency Equivalents............................59
      1.06  Additional Foreign Currencies...................................59
      1.07  Change of Currency..............................................62
      1.08  Times of Day....................................................62
      1.09  Letter of Credit Amounts........................................62
      1.10  Dutch Terms.....................................................62

ARTICLE II THE COMMITMENTS AND CREDIT EXTENSIONS............................63
      2.01  The Loans.......................................................63
      2.02  Borrowings, Conversions and Continuations of Loans..............67
      2.03  Letters of Credit...............................................72
      2.04  Swing Line Loans................................................87
      2.05  Prepayments.....................................................91
      2.06  Termination or Reduction of Commitments.........................95
      2.07  Repayment of Loans..............................................96
      2.08  Interest........................................................98
      2.09  Fees............................................................99
      2.10  Computation of Interest and Fees...............................100
      2.11  Evidence of Debt...............................................101
      2.12  Payments Generally; Administrative Agent's Clawback............102
      2.13  Sharing of Payments by Lenders.................................104
      2.14  Foreign Borrowers..............................................105

ARTICLE III  TAXES, YIELD PROTECTION AND ILLEGALITY........................106
      3.01  Taxes..........................................................106
      3.02  Illegality.....................................................115
      3.03  Inability to Determine Rates...................................115
      3.04  Increased Costs; Reserves on Eurocurrency Rate Loans
            and CDOR Rate Loans............................................116
      3.05  Compensation for Losses........................................118
      3.06  Mitigation Obligations.........................................119
      3.07  Survival.......................................................119
      3.08  Parallel Debt..................................................119

ARTICLE IV  CONDITIONS PRECEDENT TO CREDIT EXTENSIONS......................120
      4.01  Conditions of Initial Credit Extension.........................120
      4.02  Conditions to all Credit Extensions............................126

ARTICLE V  REPRESENTATIONS AND WARRANTIES..................................127
      5.01  Existence, Qualification and Power.............................127

                                                  [Published CUSIP Number: ____]

      5.02  Authorization; No Contravention................................127
      5.03  Governmental Authorization; Other Consents.....................128
      5.04  Binding Effect.................................................128
      5.05  Financial Statements; No Material Adverse Effect; No
            Internal Control Event.........................................128
      5.06  Litigation.....................................................129
      5.07  No Default.....................................................129
      5.08  Ownership of Property; Liens; Investments......................130
      5.09  Environmental Compliance.......................................130
      5.10  Insurance......................................................131
      5.11  Taxes..........................................................132
      5.12  ERISA Compliance...............................................132
      5.13  Subsidiaries; Equity Interests; Loan Parties...................133
      5.14  Margin Regulations; Investment Company Act.....................134
      5.15  Disclosure.....................................................134
      5.16  Compliance with Laws...........................................134
      5.17  Intellectual Property; Licenses, Etc...........................135
      5.18  Solvency.......................................................135
      5.19  Casualty, Etc..................................................135
      5.20  Labor Matters..................................................135
      5.21  Collateral Documents...........................................135
      5.22  Fraud and Abuse................................................136
      5.23  Licensing and Accreditation....................................136
      5.24  Other Regulatory Protection....................................137
      5.25  Swiss Withholding Tax..........................................137

ARTICLE VI  AFFIRMATIVE COVENANTS..........................................138
      6.01  Financial Statements...........................................138
      6.02  Certificates; Other Information................................139
      6.03  Notices........................................................142
      6.04  Payment of Obligations.........................................143
      6.05  Preservation of Existence, Etc.................................144
      6.06  Maintenance of Properties......................................144
      6.07  Maintenance of Insurance.......................................144
      6.08  Compliance with Laws...........................................145
      6.09  Books and Records..............................................145
      6.10  Inspection Rights..............................................145
      6.11  Covenant to Guarantee Obligations and Give Security............146
      6.12  Compliance with Environmental Laws.............................148
      6.13  Preparation of Environmental Reports...........................148
      6.14  Further Assurances.............................................149
      6.15  Compliance with Terms of Leaseholds............................149
      6.16  Lien Searches..................................................149
      6.17  Material Contracts.............................................150
      6.18  Designation as Senior Debt.....................................150
      6.19  Maintenance of Debt Ratings....................................150
      6.20  Post-Closing Covenants.........................................150

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                                                  [Published CUSIP Number: ____]

ARTICLE VII  NEGATIVE COVENANTS............................................152
      7.01  Liens..........................................................152
      7.02  Indebtedness...................................................154
      7.03  Investments....................................................156
      7.04  Fundamental Changes............................................159
      7.05  Dispositions...................................................160
      7.06  Restricted Payments............................................161
      7.07  Change in Nature of Business...................................162
      7.08  Transactions with Affiliates...................................162
      7.09  Restrictions with Respect to Intercorporate Transfers;
            Burdensome Agreements; Other Negative Pledges..................162
      7.10  Use of Proceeds................................................163
      7.11  Financial Covenants............................................163
      7.12  Capital Expenditures...........................................164
      7.13  Amendments of Organization Documents...........................164
      7.14  Accounting Changes.............................................164
      7.15  Prepayments, Etc. of Indebtedness..............................164
      7.16  Amendment, Etc. of Material Contracts and Indebtedness.........165
      7.17  Designation of Senior Debt.....................................165
      7.18  Impairment of Security Interests...............................166
      7.19  Foreign Operations.............................................166
      7.20  Restrictions on Insurance Subsidiary, Receivables
            Subsidiary and Foreign Shell Subsidiaries......................166

ARTICLE VIII  EVENTS OF DEFAULT AND REMEDIES...............................166
      8.01  Events of Default..............................................166
      8.02  Remedies upon Event of Default.................................170
      8.03  Application of Funds...........................................171

ARTICLE IX  ADMINISTRATIVE AGENT...........................................172
      9.01  Appointment and Authority......................................172
      9.02  Rights as a Lender.............................................173
      9.03  Exculpatory Provisions.........................................173
      9.04  Reliance by Administrative Agent...............................174
      9.05  Delegation of Duties...........................................174
      9.06  Resignation of Administrative Agent............................175
      9.07  Non-Reliance on Administrative Agent and Other Lenders.........176
      9.08  No Other Duties, Etc...........................................176
      9.09  Administrative Agent May File Proofs of Claim..................176
      9.10  Collateral and Guaranty Matters................................177
      9.11  Canadian Collateral Agent......................................178

ARTICLE X  GUARANTY........................................................179
      10.01 The Guaranty...................................................179
      10.02 Obligations Unconditional......................................181
      10.03 Reinstatement..................................................182
      10.04 Certain Waivers................................................183
      10.05 Remedies.......................................................184

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                                                  [Published CUSIP Number: ____]

      10.06 Rights of Contribution.........................................184
      10.07 Guaranty of Payment; Continuing Guarantee......................185
      10.08 Foreign Guaranty Matters.......................................185

ARTICLE XI  MISCELLANEOUS..................................................187
      11.01 Amendments, Etc................................................187
      11.02 Notices; Effectiveness; Electronic Communications..............189
      11.03 No Waiver; Cumulative Remedies.................................192
      11.04 Expenses; Indemnity; Damage Waiver.............................192
      11.05 Payments Set Aside.............................................194
      11.06 Successors and Assigns.........................................194
      11.07 Treatment of Certain Information; Confidentiality..............203
      11.08 Right of Setoff................................................204
      11.09 Interest Rate Limitation.......................................205
      11.10 Counterparts; Integration; Effectiveness.......................205
      11.11 Survival of Representations and Warranties.....................205
      11.12 Severability...................................................206
      11.13 Replacement of Lenders.........................................206
      11.14 Governing Law; Jurisdiction; Etc...............................207
      11.15 Waiver of Jury Trial...........................................208
      11.16 No Advisory or Fiduciary Responsibility........................208
      11.17 USA Patriot Act Notice.........................................209
      11.18 Judgment Currency..............................................209
      11.19 Designation as Senior Debt.....................................210
      11.20 Amounts on Deposit with Canadian Administrative Agent..........210

ARTICLE XII  SPECIAL PROVISIONS APPLICABLE TO LENDERS UPON THE
OCCURRENCE OF A SHARING EVENT..............................................210
      12.01 Participations.................................................210
      12.02 Multicurrency Administrative Agent's Determinations Binding....210
      12.03 Participation Payments in U.S. Dollars.........................211
      12.04 Delinquent Participation Payments..............................211
      12.05 Settlement of Participation Payments...........................212
      12.06 Participation Obligations Absolute.............................212
      12.07 Increased Costs; Indemnities...................................212

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                                                  [Published CUSIP Number: ____]

SCHEDULES
      1.01(a)     Mandatory Cost Rate
      1.01(b)     Existing Letters of Credit
      2.01        Commitments and Applicable Percentages
      4.01(f)     Mortgaged Properties
      5.03        Certain Authorizations
      5.08(b)     Existing Liens
      5.08(c)     Owned Real Property
      5.08(d)(i)  Leased Real Property (Lessee)
      5.08(d)(ii) Leased Real Property (Lessor)
      5.08(e)     Existing Investments
      5.10        Insurance
      5.13        Subsidiaries and Other Equity Investments; Loan Parties
      5.17        Intellectual Property Matters
      5.20        Labor Matters
      7.02        Existing Indebtedness
      7.09        Burdensome Agreements
      11.02       Administrative Agents' Offices; Certain Addresses for Notices

EXHIBITS
      Form of

      A           Committed Loan Notice
      B           Swing Line Loan Notice
      C-1         Term B Note
      C-2         Multicurrency Revolving Note
      C-3         Alternative Currency Note
      C-4         Canadian Revolving Note
      C-5         Australian Revolving Note
      D           Compliance Certificate
      E           Assignment and Assumption
      F           Joinder Agreement
      G           Mortgage


                                CREDIT AGREEMENT


      This CREDIT AGREEMENT ("Agreement") is entered into as of FEBRUARY 12, 2007, among Invacare Corporation, an Ohio corporation (the "Company"), certain Subsidiaries of the Company party hereto pursuant to Section 2.14 (each a "Foreign Borrower" and, together with the Company, the "Borrowers" and each, a "Borrower"), certain Subsidiaries of the Company from time to time party hereto as guarantors and each lender from time to time party hereto (collectively, the "Lenders" and individually, a "Lender"), National City Bank, as Multicurrency Administrative Agent, Multicurrency Collateral Agent, Swing Line Lender and an L/C Issuer, National City Bank, Canada Branch, as Canadian Administrative Agent and Canadian Collateral

                                                  [Published CUSIP Number: ____]

Agent, and Banc of America Securities Asia Limited, as Australian Administrative Agent and Australian Collateral Agent.


                             PRELIMINARY STATEMENTS:

      The Borrowers have requested that the Lenders provide a term B loan facility and a revolving credit facility, and the Lenders have indicated their willingness to lend and the L/C Issuer has indicated its willingness to issue Letters of Credit, in each case, on the terms and subject to the conditions set forth herein.

      In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:


                                    ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

      1.01 DEFINED TERMS.

      As used in this Agreement, the following terms shall have the meanings set forth below:

      "Accessible Borrowing Availability" shall mean, as of any date of determination, the amount that the Borrowers are able to borrow on such date under the Revolving Commitments without a Default or Event of Default occurring or existing after giving pro forma effect to such borrowing.

      "Administrative Agent" means the Multicurrency Administrative Agent, the Australian Administrative Agent and/or the Canadian Administrative Agent, as the context may require.

      "Administrative Agent's Office" means the Multicurrency Administrative Agent's Office, the Australian Administrative Agent's Office and/or the Canadian Administrative Agent's Office, as the context may require.

      "Administrative Questionnaire" means an Administrative Questionnaire in a form supplied by the Multicurrency Administrative Agent.

      "Affiliate" means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

      "Aggregate Commitments" means the sum of (a) the Commitments of all the Lenders minus (b) the amount of the Foreign Currency Reserve (if any).

      "Agreement" means this Credit Agreement.

                                                  [Published CUSIP Number: ____]

      "Alternative Currency" means any currency (other than a Syndicated Currency, Canadian Dollars and Australian Dollars) (a) that the Company requests the Multicurrency Administrative Agent to include as a Foreign Currency hereunder and which is acceptable to one-hundred percent (100%) of the Alternative Currency Lenders that will make Alternative Currency Loans in such Foreign Currency and (b) with respect to which an Alternative Currency Addendum has been executed among the Company, a Foreign Borrower, one or more Alternative Currency Lenders and the Multicurrency Administrative Agent.

      "Alternative Currency Addendum" means a schedule and addendum entered into among the Company, a Foreign Borrower, one or more Alternative Currency Lenders and the Multicurrency Administrative Agent, in form and substance satisfactory to the Multicurrency Administrative Agent, the Company, such Foreign Borrower and such Alternative Currency Lender party thereto.

      "Alternative Currency Borrowing" means a borrowing consisting of simultaneous Alternative Currency Loans under a Alternative Currency Facility and having the same Interest Period made by each of the Alternative Currency Lenders under such Alternative Currency Facility pursuant to Section 2.01(e).

      "Alternative Currency Commitment" means, for each Alternative Currency Lender for each Alternative Currency, the obligation of such Alternative Currency Lender to make Alternative Currency Loans not exceeding the Dollar Equivalent set forth in the applicable Alternative Currency Addendum, as such amount may be modified from time to time pursuant to the terms of this Agreement and the applicable Alternative Currency Addendum.

      "Alternative Currency Facility" means all Alternative Currency Loans made under Alternative Currency Commitments provided under an Alternative Currency Addendum.

      "Alternative Currency Lender" means any Lender (including any Applicable Lending Installation) party to an Alternative Currency Addendum.

      "Alternative Currency Loan" means any Loan denominated in an Alternative Currency made by the Multicurrency Administrative Agent or one or more of the Alternative Currency Lenders to a Foreign Borrower pursuant to this Agreement and the applicable Alternative Currency Addendum.

      "Alternative Currency Note" means a promissory note made by the applicable Borrower in favor of an Alternative Currency Lender evidencing Alternative Currency Loans made by such Alternative Currency Lender to such Borrower, substantially in the form of Exhibit C-3.

      "Applicable Lending Installation" means, with respect to any Lender, any office(s), agency(ies), branch(es), Subsidiary(ies) or Affiliate(s) of such Lender selected by such Lender and notified to the Company and the Multicurrency Administrative Agent by such Lender from time to time and, with respect to the Multicurrency Administrative Agent, any office(s), agency(ies), branch(es), Subsidiary(ies) or Affiliate(s) of the Multicurrency Administrative

                                                  [Published CUSIP Number: ____]

Agent selected by the Multicurrency Administrative Agent and notified to the Company from time to time.

      "Applicable Percentage" means (a) in respect of the Term B Facility, with respect to any Term B Lender at any time, the percentage (carried out to the tenth decimal place) of the Term B Facility represented by (i) on or prior to the Closing Date, such Term B Lender's Term B Commitment at such time and (ii) thereafter, the principal amount of such Term B Lender's Term B Loans at such time, (b) in respect of the Multicurrency Facility, with respect to any Multicurrency Revolving Lender at any time, the percentage (carried out to the tenth decimal place) of the Multicurrency Facility represented by such Multicurrency Revolving Lender's Multicurrency Revolving Commitment at such time, as such percentage may be adjusted from time to time in accordance with the terms of Section 2.01(e), (c) with respect to any Australian Revolving Lender at any time, the percentage (carried out to the tenth decimal place) of the Australian Facility represented by such Australian Revolving Lender's Australian Revolving Commitment at such time, as such percentage may be adjusted from time to time in accordance with the terms of Section 2.01(e), (d) with respect to any Canadian Revolving Lender at any time, the percentage (carried out to the tenth decimal place) of the Canadian Facility represented by such Canadian Revolving Lender's Canadian Revolving Commitment at such time, as such percentage may be adjusted from time to time in accordance with the terms of
Section 2.01(e), and (e) in respect of each Alternative Currency Facility, with respect to any Alternative Currency Lender under such Alternative Currency Facility at any time, the percentage (carried out to the tenth decimal place) of the Alternative Currency Facility represented by such Alternative Currency Lender's Alternative Currency Commitment at such time, as such percentage may be adjusted from time to time in accordance with the terms of Section 2.01(e). If the commitment of each Revolving Lender to make Revolving Loans and the obligation of each L/C Issuer to make L/C Credit Extensions has been terminated pursuant to Section 8.02, or if the Revolving Commitments have expired, then the Applicable Percentage of each Revolving Lender in respect of the Revolving Facility shall be determined based on the Applicable Percentage of such Revolving Lender in respect of the Revolving Facility most recently in effect, giving effect to any subsequent assignments. If the commitment of each Alternative Currency Lender to make Alternative Currency Loans under an Alternative Currency Facility has been terminated pursuant to Section 8.02, or if the Alternative Currency Commitments with respect to such Alternative Currency Facility have expired, then the Applicable Percentage of each Alternative Currency Lender in respect of such Alternative Currency Facility shall be determined based on the Applicable Percentage of such Alternative Currency Lender in respect of such Alternative Currency Facility most recently in effect, giving effect to any subsequent assignments. The initial Applicable Percentage of each Lender in respect of each Facility is set forth opposite the name of such Lender on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable.

      "Applicable Rate" means, (a) in respect of each Revolving Facility, each Alternative Currency Facility, the Letter of Credit Fees, each CDOR Rate Loan and the Facility Fee, the applicable percentage per annum set forth below determined by reference to the Consolidated Leverage Ratio as set forth in the most recent Compliance Certificate received by the Multicurrency Administrative Agent pursuant to Section 6.02(b); provided that from the Closing Date to the date on which the Multicurrency Administrative Agent receives a Compliance

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                                                  [Published CUSIP Number: ____]

Certificate pursuant to Section 6.02(b) for the fiscal quarter ending March 31, 2007, the Applicable Rate shall be set at Pricing Level 4:


                                                       Eurocurrency     All In Drawn
                                          Facility         Rate              for         Base Rate     CDOR Rate
Pricing       Consolidated Leverage         Fee         (Letter of      Eurocurrency                     Loan
 Level                Ratio                            Credit Fees)      Rate Loans
----------------------------------------------------------------------------------------------------------------
   1               < 3.00:1.0              0.250%          1.25%           1.50%           0.25%         1.25%
                   -
   2        > 3.00:1.0 but < 3.75:1.0      0.375%         1.375%           1.75%          0.375%        1.375%
                           -
   3        > 3.75:1.0 but < 4.50:1.0      0.375%         1.625%           2.00%          0.625%        1.625%
                           -
   4        > 4.50:1.0 but < 5.25:1.0      0.500%          1.75%           2.25%           0.75%         1.75%
                           -
   5               > 5.25:1.0              0.500%          2.00%           2.50%           1.00%         2.00%

and (b) in respect of the Term B Facility, 1.25% per annum for Base Rate Loans and 2.25% per annum for Eurocurrency Rate Loans.

Notwithstanding the foregoing, in the event that any financial information or certification provided to the Multicurrency Administrative Agent in the Compliance Certificate is shown to be inaccurate (regardless of whether this Agreement or the Commitments are in effect when such inaccuracy is discovered), and such inaccuracy, if corrected, would have led to the application of a higher Applicable Rate for any period (an "Applicable Period") than the Applicable Rate applied for such Applicable Period, then (i) the Company shall immediately deliver to the Multicurrency Administrative Agent a corrected Compliance Certificate for such Applicable Period, (ii) the Applicable Rate shall be determined based on such corrected Compliance Certificate and the Pricing Level that would have applied for such Applicable Period, and (iii) the Company shall immediately pay to the Multicurrency Administrative Agent the accrued additional interest owing as a result of such increased Applicable Rate for such Applicable Period. It is acknowledged and agreed that nothing contained herein shall limit the rights of each Administrative Agent and Lenders under Sections 2.08(b) and 8.01.

      "Applicable Revolving Credit Percentage" means with respect to any Revolving Lender at any time, such Revolving Lender's Applicable Percentage in respect of the Revolving Facility at such time.

      "Applicable Time" means, with respect to any borrowings and payments in any Foreign Currency, the local time in the place of settlement for such Foreign Currency as may be determined by the Multicurrency Administrative Agent to be necessary for timely settlement on the relevant date in accordance with normal banking procedures in the place of payment.

      "Appropriate Lender" means, at any time, (a) with respect to the Term B Facility, the Revolving Facility or an Alternative Currency Facility, a Lender that has a Commitment with respect to such Facility or holds a Term B Loan, a Revolving Loan or an Alternative Currency Loan, respectively, at such time, (b) with respect to the Letter of Credit Sublimit, (i) the applicable L/C Issuers and (ii) if any Letters of Credit have been issued pursuant to Section 2.03(a), the Revolving Lenders and (c) with respect to the Swing Line Sublimit, (i) the Swing Line Lender and (ii) if any Swing Line Loans are outstanding pursuant to
Section 2.04(a), the Revolving Lenders.

                                                  [Published CUSIP Number: ____]

      "Approved Fund" means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

      "Arrangers" means Banc of America Securities LLC, National City Bank and KeyBank National Association, in their capacities as joint lead arrangers and joint book managers.

      "Assignee Group" means two or more Eligible Assignees that are Affiliates of one another or two or more Approved Funds managed by the same investment advisor.

      "Assignment and Assumption" means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 11.06(b)), and accepted by the Multicurrency Administrative Agent, in substantially the form of Exhibit E or any other form approved by the Multicurrency Administrative Agent.

      "Attributable Indebtedness" means, on any date, (a) in respect of any Capitalized Lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP, (b) in respect of any Synthetic Lease Obligation, the capitalized amount of the remaining lease or similar payments under the relevant lease or other applicable agreement or instrument that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease or other agreement or instrument were accounted for as a Capitalized Lease, (c) in respect of any securitization transaction of any Person, the outstanding principal amount of such financing, after taking into account reserve accounts and making appropriate adjustments, as determined by the Multicurrency Administrative Agent in its reasonable judgment, (d) in respect of any Sale and Leaseback Transaction, the present value (discounted in accordance with GAAP at the debt rate implied in the applicable lease) of the obligations of the lessee for rental payments during the term of such lease and (e) all Synthetic Debt of such Person.

      "Audited Financial Statements" means the audited consolidated balance sheet of the Company and its Subsidiaries for the fiscal year ended December 31, 2005, and the related consolidated statements of income or operations, shareholders' equity and cash flows for such fiscal year of the Company and its Subsidiaries, including the notes thereto.

      "Australian Administrative Agent" means Banc of America Securities Asia Limited, in its capacity as Australian administrative agent under any of the Loan Documents, or any successor Australian administrative agent.

      "Australian Administrative Agent's Office" means the Australian Administrative Agent's Australian address and, as appropriate, account as set forth on Schedule 11.02, or such other Australian address or account as the Australian Administrative Agent may from time to time notify to the Borrowers and the Australian Revolving Lenders.

      "Australian Availability Period" means, the period from and including the Closing Date to the earliest of (a) the Maturity Date, (b) the date of termination of the Australian Facility as

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                                                  [Published CUSIP Number: ____]

provided herein, and (c) the date of termination of the commitment of each Australian Revolving Lender to make Australian Revolving Loans as provided herein.

      "Australian Borrower" means Invacare Australia Pty Limited, an Australian corporation and wholly owned Subsidiary of the Company.

      "Australian Collateral" means a collective reference to the collateral which is identified in, and at any time will be covered by, the Australian Collateral Documents.

      "Australian Collateral Agent" means Banc of America Securities Asia Limited, in its capacity as Australian collateral agent under any of the Loan Documents, or any successor Australian collateral agent.

      "Australian Collateral Documents" means a collective reference to, as amended, modified, supplemented, or restated from time to time, (a) the Fixed and Floating Charge, dated as of the Closing Date, by and among the Australian Collateral Agent and Australian Healthcare Equipment Pty. Limited, (b) the Fixed and Floating Charge, dated as of the Closing Date, by and among the Australian Collateral Agent and Home Health Equipment Pty Limited, (c) the Fixed and Floating Charge, dated as of the Closing Date, by and among the Australian Collateral Agent and Adelaid Scooters & Wheelchairs Pty Ltd., (d) the Fixed and Floating Charge, dated as of the Closing Date, by and among the Australian Collateral Agent and Morris Surgical Pty. Ltd. and (e) such other documents executed and delivered in connection with the attachment and perfection of the security interests granted to secure the Australian Obligations.

      "Australian Dollar" and "A$" mean the lawful currency of Australia.

      "Australian Facility" means, at any time, the aggregate amount of the Australian Revolving Lenders' Australian Revolving Commitments at such time, which amount shall not exceed $20,000,000 (as such amount may be modified from time to time pursuant to Section 2.01(f)).

      "Australian Facility Guarantors" means (a) the Company, (b) the Australian Guarantors, (c) the Multicurrency Foreign Guarantors and (d) each Person who after the Closing Date becomes an Australian Facility Guarantor pursuant to a Joinder Agreement or other documentation in form and substance reasonably acceptable to the Australian Administrative Agent, in each case together with their respective successors and permitted assigns.

      "Australian Guarantors" means, as of any date of determination, the Subsidiaries of the Company organized in Australia that have provided Guarantees of the Obligations of the Australian Borrower as of such date.

      "Australian Loan Documents" means this Agreement, each Australian Revolving Note, the Australian Collateral Documents and the Fee Letter.

      "Australian Loan Parties" means the collective reference to the Australian Borrower and each Australian Guarantor and "Australian Loan Party" means any one of them.

      "Australian Mortgages" means the mortgages or like instruments given by the Australian Loan Parties to the Australian Collateral Agent to secure the Australian Obligations, as such instruments may be amended or modified from time to time.

      "Australian Obligations" means all advances to, and debts, liabilities, obligations, covenants and duties of, any Australian Loan Party arising under any Australian Loan Document (but excluding any obligations of any Domestic Loan Party or Canadian Loan Party under this Agreement, other than in their capacities as Australian Guarantors of the Australian Obligations) or otherwise with respect to any Australian Revolving Loan, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Australian Loan Party of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding. The foregoing shall also include any Swap Contract between any Australian Loan Party and any Australian Revolving Lender or Affiliate of an Australian Revolving Lender and all obligations under any Cash Management Agreement between any Australian Loan Party and any Australian Revolving Lender or an Affiliate of an Australian Revolving Lender.

      "Australian Revolving Borrowing" means a borrowing consisting of simultaneous Australian Revolving Loans of the same Type and, in the case of Eurocurrency Rate Loans, having the same Interest Period, made by each of the Australian Revolving Lenders pursuant to Section 2.01(c).

      "Australian Revolving Commitment" means, as to each Australian Revolving Lender, its obligation to make Australian Revolving Loans to the Australian Borrower and the Company pursuant to Section 2.01(c) in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Australian Revolving Lender's name on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Australian Revolving Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.

      "Australian Revolving Lenders" means, at any time, any Lender (together with its Related U.S. Lender, if applicable) that has an Australian Revolving Commitment. The Australian Revolving Lenders (including the name of any Related U.S. Lender, if applicable, of any such Australian Revolving Lender) as of the Closing Date are identified on Schedule 2.01.

      "Australian Revolving Loan" has the meaning specified in Section 2.01(c).

      "Australian Revolving Notes" means a promissory note in the form of Exhibit C-5.

      "Australian Subsidiary" means any Subsidiary that is organized under the laws of Australia or any province thereof.

                                                  [Published CUSIP Number: ____]

      "Availability Period" means in respect of any Revolving Facility, the period from and including the Closing Date to the earliest of (i) the Maturity Date for such Revolving Facility, (ii) the date of termination of the Revolving Commitments pursuant to Section 2.06, and (iii) the date of termination of the commitment of each Revolving Lender to make Revolving Loans and of the obligation of the L/C Issuers to make L/C Credit Extensions pursuant to Section 8.02.

      "Bank Bill Rate" means, for any Interest Period, (a) the average bid rate displayed on or about 10:30 a.m. (Sydney time) on the first day of such period on the Reuters screen BBSY page for a term equivalent to such period or (b) if
(i) for any reason the bid rate is not displayed for a term equivalent to such period or (ii) the basis on which the bid rate is displayed is changed and in the opinion of the Australian Administrative Agent it ceases to reflect the Australian Lenders' cost of funding to the same extent as at the date of this Agreement, then the Bank Bill Rate will be the rate determined by the Australian Administrative Agent at or about such time on such date. The buying rates must be for bills of exchange accepted by a leading Australian bank and which have a term equivalent to such period. If there are no buying rates, the rate for each Australian Lender will be the rate notified by each such Australian Lender to the Australian Administrative Agent to be such Australian Lender's cost of funding its participation in the relevant Australian Revolving Loan for such period. Rates will be expressed as a yield percent per annum to maturity, and if necessary will be rounded up to the nearest fourth decimal place.

      "Bankers' Acceptance" means a bill of exchange subject to the Bills of Exchange Act (Canada) or a depository bill subject to the Depository Bills and Notes Act (Canada) and denominated in Canadian Dollars.

      "Base Rate" means

            (a) in the case of Revolving Loans denominated in U.S. Dollars and the Term B Loan, for any day a fluctuating rate per annum equal to the higher of (a) the Federal Funds Rate plus 1/2 of 1% and (b) the U.S. Prime Rate;

            (b) in the case of Canadian Revolving Loans denominated in U.S. Dollars, for any day a fluctuating rate per annum equal to the higher of
      (i) the rate which the Canadian Administrative Agent in Toronto, Ontario announces from time to time as the reference rate of interest for loans in U.S. Dollars to its Canadian borrowers; and (ii) the Federal Funds Rate plus 1/2 of 1%; and

            (c) in the case of Canadian Revolving Loans denominated in Canadian Dollars, for any day a fluctuating rate per annum equal to the higher of
      (i) the one month CDOR Rate plus 1/2 of 1% and (ii) the Canadian Prime
      Rate.

      "Base Rate Loan" means a Revolving Loan or a Term B Loan that bears interest based on the Base Rate.

      "Beneficial Owner" has the meaning set forth in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934 and shall include a person or group that is deemed to have

                                                  [Published CUSIP Number: ____]

"beneficial ownership" of all securities that such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time.

      "Borrower" and "Borrowers" each has the meaning specified in the introductory paragraph hereto.

      "Borrowing" means a Revolving Borrowing, an Alternative Currency Borrowing, a Swing Line Borrowing or a Term B Borrowing, as the context may require.

      "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the state where the Multicurrency Administrative Agent's Office with respect to Obligations denominated in U.S. Dollars is located and:

            (a) if such day relates to any interest rate settings as to a Eurocurrency Rate Loan denominated in U.S. Dollars, any fundings, disbursements, settlements and payments in U.S. Dollars in respect of any such Eurocurrency Rate Loan, or any other dealings in U.S. Dollars to be carried out pursuant to this Agreement in respect of any such Eurocurrency Rate Loan, means any such day on which dealings in deposits in U.S. Dollars are conducted by and between banks in the London interbank eurodollar market;

            (b) if such day relates to any interest rate settings as to a Eurocurrency Rate Loan denominated in Euro, any fundings, disbursements, settlements and payments in Euro in respect of any such Eurocurrency Rate Loan, or any other dealings in Euro to be carried out pursuant to this Agreement in respect of any such Eurocurrency Rate Loan, means a TARGET Day;

            (c) if such day relates to any interest rate settings as to a Canadian Revolving Loan, any fundings, disbursements, settlements and payments in Canadian Dollars or U.S. Dollars in respect of any such Canadian Revolving Loan, or any other dealings in U.S. Dollars or Canadian Dollars to be carried out pursuant to this Agreement in respect of any such Canadian Revolving Loan, means (i) with respect to a Canadian Revolving Loan denominated in Canadian Dollars, any such day on which banks are open for business in Toronto, Canada and Montreal, Canada and
      (ii) with respect to a Eurocurrency Rate Loan denominated U.S. Dollars, any such day on which dealings in deposits in U.S. Dollars are conducted by and between banks in the London interbank eurodollar market;

            (d) if such day relates to any interest rate settings as to an Australian Revolving Loan, any fundings, disbursements, settlements and payments in Australian Dollars or U.S. Dollars in respect of any such Australian Revolving Loan, or any other dealings in U.S. Dollars or Australian Dollars to be carried out pursuant to this Agreement in respect of any such Australian Revolving Loan, means any such day on which banks are open for business in Hong Kong and Sydney, Australia;

            (e) if such day relates to any interest rate settings as to a Eurocurrency Rate Loan denominated in a currency other than U.S. Dollars or Euro, means any such day on

                                                  [Published CUSIP Number: ____]

      which dealings in deposits in the relevant currency are conducted by and between banks in the London or other applicable offshore interbank market for such currency; and

            (f) if such day relates to any fundings, disbursements, settlements and payments in a currency other than U.S. Dollars or Euro in respect of a Eurocurrency Rate Loan or Base Rate Loan denominated in a currency other than U.S. Dollars or Euro, or any other dealings in any currency other than U.S. Dollars or Euro to be carried out pursuant to this Agreement in respect of any such Eurocurrency Rate Loan or Base Rate Loan (other than any interest rate settings), means any such day on which banks are open for foreign exchange business in the principal financial center of the country of such currency.

      "Canadian Administrative Agent" means National City Bank, Canada Branch, in its capacity as Canadian administrative agent under any of the Loan Documents, or any successor Canadian administrative agent.

      "Canadian Administrative Agent's Office" means the Canadian Administrative Agent's Canadian address and, as appropriate, account as set forth on Schedule 11.02, or such other Canadian address or account as the Canadian Administrative Agent may from time to time notify to the Borrowers and the Canadian Revolving Lenders.

      "Canadian Availability Period" means, the period from and including the Closing Date to the earliest of (a) the Maturity Date, (b) the date of termination of the Canadian Facility as provided herein, and (c) the date of termination of the commitment of each Canadian Revolving Lender to make Canadian Revolving Loans as provided herein.

      "Canadian Borrower" means Carroll Healthcare Inc., an Ontario corporation and wholly owned Subsidiary of the Company.

      "Canadian Collateral" means a collective reference to the collateral which is identified in, and at any time will be covered by, the Canadian Collateral Documents.

      "Canadian Collateral Agent" means National City Bank, Canada Branch, in its capacity as Canadian collateral agent under any of the Loan Documents, or any successor Canadian collateral agent.

      "Canadian Collateral Documents" means a collective reference to, as amended, modified, supplemented or restated from time to time, (a) the Canadian Security Agreement, (b) the Canadian Pledge Agreement, (c) the Canadian Mortgages, (d) any Deed of Hypothec, (e) any Quebec Bond Pledge and (f) such other documents executed and delivered in connection with the attachment and perfection of the security interests granted to secure the Canadian Obligations.

      "Canadian Dollar" and "CAN$" mean the lawful currency of Canada.

      "Canadian Facility" means, at any time, the aggregate amount of the Canadian Revolving Lenders' Canadian Revolving Commitments at such time, which amount shall not exceed $50,000,000 (as such amount may be modified from time to time pursuant to Section 2.01(f)).

      "Canadian Facility Guarantors" means (a) the Company, (b) the Canadian Guarantors, (c) the Multicurrency Foreign Guarantors organized in Canada and (d) each Person who after the Closing Date becomes a Canadian Facility Guarantor pursuant to a Joinder Agreement or other documentation in form and substance reasonably acceptable to the Canadian Administrative Agent, in each case together with their respective successors and permitted assigns.

      "Canadian Guarantors" means, as of any date of determination, the Subsidiaries of the Company organized in Canada that have provided Guarantees of the Obligations of the Canadian Borrower as of such date.

      "Canadian L/C Advance" means, with respect to each Canadian Revolving Lender, such Canadian Lender's funding of its participation in any Canadian L/C Borrowing in accordance with its Applicable Revolving Credit Percentage. All Canadian L/C Advances shall be denominated in Canadian Dollars.

      "Canadian L/C Borrowing" means an extension of credit resulting from a drawing under any Canadian Letter of Credit which has not been reimbursed on the date when made or refinanced as a Canadian Revolving Borrowing. All Canadian L/C Borrowings shall be denominated in Canadian Dollars.

      "Canadian L/C Credit Extension" means, with respect to any Canadian Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the increase of the amount thereof.

      "Canadian L/C Issuer" means National City Bank, Canada Branch.

      "Canadian L/C Obligations" means, as at any date of determination, the aggregate amount available to be drawn under all outstanding Canadian Letters of Credit plus the aggregate of all Canadian Unreimbursed Amounts, including all Canadian L/C Borrowings. For purposes of computing the amount available to be drawn under any Canadian Letter of Credit, the amount of such Canadian Letter of Credit shall be determined in accordance with Section 1.09. For all purposes of this Agreement, if on any date of determination a Canadian Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Canadian Letter of Credit shall be deemed to be "outstanding" in the amount so remaining available to be drawn.

      "Canadian Letter of Credit" means any letter of credit issued by the Canadian L/C Issuer hereunder. A Canadian Letter of Credit may be a commercial letter of credit or a standby letter of credit. Canadian Letters of Credit shall be issued in Canadian Dollars.

      "Canadian Letter of Credit Fee" has the meaning specified in Section 2.03(i).

                                                  [Published CUSIP Number: ____]

      "Canadian Letter of Credit Sublimit" means an amount equal to $5,000,000. The Canadian Letter of Credit Sublimit is part of, and not in addition to, the Canadian Facility.

      "Canadian Loan Documents" means this Agreement, each Canadian Revolving Note, the Canadian Collateral Documents and the Fee Letter.

      "Canadian Loan Parties" means the collective reference to the Canadian Borrower and each Canadian Guarantor and "Canadian Loan Party" means any one of them.

      "Canadian Mortgages" means the mortgages or like instruments given by the Canadian Loan Parties to the Canadian Collateral Agent to secure the Canadian Obligations, as such instruments may be amended or modified from time to time.

      "Canadian Obligations" means all advances to, and debts, liabilities, obligations, covenants and duties of, any Canadian Loan Party arising under any Canadian Loan Document or otherwise with respect to any Canadian Revolving Loan, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Canadian Loan Party of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding. The foregoing shall also include any Secured Hedge Agreement and any Secured Cash Management Agreement to which a Canadian Loan Party is a party thereto.

      "Canadian Pledge Agreement" means the pledge agreement dated as of the date hereof executed by the Canadian Loan Parties in favor of the Canadian Collateral Agent to secure the Canadian Obligations.

      "Canadian Prime Rate" means the rate of interest in effect for such day as publicly announced from time to time by the Canadian Administrative Agent as its "prime rate." Such "prime rate" is a rate set by the Canadian Administrative Agent based upon various factors including the Canadian Administrative Agent's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such "prime rate" announced by the Canadian Administrative Agent shall take effect at the opening of business on the day specified in the public announcement of such change.

      "Canadian Revolving Borrowing" means a borrowing consisting of simultaneous Canadian Revolving Loans of the same Type and, in the case of Eurocurrency Rate Loans, having the same Interest Period, made by each of the Canadian Revolving Lenders pursuant to Section 2.01(d).

      "Canadian Revolving Commitment" means, as to each Canadian Revolving Lender, its obligation to make Canadian Revolving Loans to the Canadian Borrower pursuant to Section 2.01 in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Canadian Revolving Lender's name on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Canadian Revolving Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.

      "Canadian Revolving Lenders" means, at any time, any Lender that has a Canadian Revolving Commitment. The Canadian Revolving Lenders as of the Closing Date are identified on Schedule 2.01.

      "Canadian Revolving Loan" has the meaning specified in Section 2.01(d). For the avoidance of doubt, it is agreed that the term "Canadian Revolving Loan" includes CDOR Rate Loans.

      "Canadian Revolving Notes" means a promissory note in the form of Exhibit C-4.

      "Canadian Secured Party" has the meaning specified in Section 9.11.

      "Canadian Security Agreement" means the security agreement dated as of the date hereof executed by the Canadian Loan Parties in favor of the Canadian Collateral Agent to secure the Canadian Obligations.

      "Canadian Subsidiary" means any Subsidiary that is organized under the laws of Canada or any province thereof.

      "Canadian Tax Act" means the Income Tax Act (Canada), as amended.

      "Canadian Unreimbursed Amount" has the meaning specified in Section 2.03(c)(i)(B).

      "Capex Carryover Amount" has the meaning specified in Section 7.12.

      "Capital Expenditures" means, with respect to any Person for any period, any expenditure in respect of the purchase or other acquisition of any fixed or capital asset (excluding normal replacements and maintenance which are properly charged to current operations) that is treated as a capital expenditure in accordance with GAAP.

      "Capitalized Leases" means all leases that have been or should be, in accordance with GAAP, recorded as capitalized leases.

      "Cash Collateralize" has the meaning specified in Section 2.03(g).

      "Cash Equivalents" means any of the following types of Investments, to the extent owned by the Company or any of its Subsidiaries free and clear of all Liens (other than Liens created under the Collateral Documents and other Liens permitted hereunder):

            (a) U.S. Dollars or such local currencies held from time to time in the ordinary course of business;

            (b) readily marketable obligations issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof having maturities of not more than 360 days from the date of acquisition thereof; provided that the full faith and credit of the United States of America is pledged in support thereof;

            (c) time deposits with, or insured certificates of deposit or Bankers' Acceptances of, any commercial bank that (i) (A) is a Lender or
      (B) is organized under the laws of the United States of America, any state thereof or the District of Columbia or is the principal banking subsidiary of a bank holding company organized under the laws of the United States of America, any state thereof or the District of Columbia, and is a member of the Federal Reserve System, (ii) issues (or the parent of which issues) commercial paper rated as described in clause (c) of this definition and
      (iii) has combined capital and surplus of at least $500,000,000 and whose senior unsecured debt is rated at least "Prime-2" (or the then equivalent grade) by Moody's or at least "A-2" (or the then equivalent grade) by S&P, in each case with maturities of not more than 90 days from the date of acquisition thereof;

            (d) commercial paper issued by any Person organized under the laws of any state of the United States of America and rated at least "Prime-1" (or the then equivalent grade) by Moody's or at least "A-1" (or the then equivalent grade) by S&P, in each case with maturities of not more than 180 days from the date of acquisition thereof;

            (e) Investments, classified in accordance with GAAP as current assets of the Company or any of its Subsidiaries, in money market investment programs registered under the Investment Company Act of 1940, which are administered by financial institutions that have the highest rating obtainable from either Moody's or S&P, and the portfolios of which are limited solely to Investments of the character, quality and maturity described in clauses (a), (b) and (c) of this definition;

            (f) Investments in repurchase agreements maturing within one year from the date of issuance thereof entered into with a bank or trust company of the type described in clause (b) above; and

            (g) Investments in tax-exempt floating rate optional tender bonds backed by a letter of credit issued by a bank or trust company of the type described in clause (b) above.

      "Cash Management Agreement" means any agreement to provide cash management services, including treasury, depository, overdraft, credit or debit card, electronic funds transfer and other cash management arrangements.

      "Cash Management Bank" means any Person that, at the time it enters into a Cash Management Agreement, is a Lender or an Affiliate of a Lender, in its capacity as a party to such Cash Management Agreement.

                                                  [Published CUSIP Number: ____]

      "CDOR Period" means a period of 1, 2, 3 or 6 months or such other period as the Canadian Administrative Agent may agree, in each case, commencing on a Business Day selected by the Canadian Borrower in its irrevocable Committed Loan Notice with respect to a CDOR Rate Loan delivered to Multicurrency Administrative Agent in accordance with Section 2.02(d), provided that the foregoing provision relating to CDOR Periods is subject to the following:

            (a) any CDOR Period that would otherwise extend beyond the Maturity Date for the Revolving Facility shall end on such date;

            (b) the Canadian Borrower shall select CDOR Periods so as not to require a payment or prepayment of a CDOR Rate Loan pursuant to Section
      2.05 during a CDOR Period for such CDOR Rate Loan;

            (c) the Canadian Borrower shall select CDOR Periods so there shall be no more than five (5) separate CDOR Rate Loans in existence at any one time; and

            (d) if any CDOR Period would otherwise end on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day unless the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Business Day.

      "CDOR Rate" means, in the case of a CDOR Rate Loans, for any day, the rate per annum (rounded upwards, if necessary, to the nearest whole multiple of 1/100 of 1%) which is the rate determined as being the arithmetic average of the annual yield rates applicable to Canadian Dollar Bankers' Acceptances having identical issue and a comparable maturity date such CDOR Rate Loan displayed and identified as such on the Reuters Screen CDOR Page at approximately 10:00 a.m. on such day (as adjusted by the Canadian Administrative Agent after 10:00 a.m. (Toronto time) to reflect any error in any posted rate or in the posted average per annum rate), or if such day is not a Business Day, then on the immediately preceding Business Day (as adjusted by the Canadian Administrative Agent after 10:00 a.m. (Toronto time) to reflect any error in any posted rate or in the posted average per annual rate). If such rate does not appear on the Reuters Screen CDOR Page as contemplated above, then the CDOR Rate on any day shall be calculated as the arithmetic average of the discount rates having comparable maturity dates as such CDOR Rate Loan as quoted by any two of the Schedule I Lenders chosen by the Canadian Administrative Agent in its sole discretion, as of 10:00 a.m. (Toronto time) on the day, or if the day is not a Business Day, then on the immediately preceding Business Day. If less than two Schedule I Lenders quote the aforementioned rate, the CDOR Rate shall be the rate quoted by the Canadian Administrative Agent.

      "CDOR Rate Loan" means (i) with respect to Canadian Revolving Loans made by a Schedule I Lender, a Canadian Revolving Loan that bears interest based on the CDOR Rate and (ii) with respect to Canadian Revolving Loans made by any Canadian Revolving Lender other than a Schedule I Lender, a Canadian Revolving Loan that bears interest based on the CDOR Rate plus 0.05 per annum.

                                                  [Published CUSIP Number: ____]

      "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980.

      "CERCLIS" means the Comprehensive Environmental Response, Compensation and Liability Information System maintained by the U.S. Environmental Protection Agency.

      "CFC" means a Person that is a controlled foreign corporation under
Section 957 of the Code.

      "Change in Law" means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation or application thereof by any Governmental Authority or (c) the making or issuance of any request, guideline, published practice, concession or directive (whether or not having the force of law) by any Governmental Authority.

      "Change of Control" means an event or series of events by which:

            (a) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) becomes the Beneficial Owner, directly or indirectly, of 35% or more of voting power in the equity securities of the Company entitled to vote for members of the board of directors or equivalent governing body of the Company on a fully-diluted basis (and taking into account all such securities that such "person" or "group" has the right to acquire pursuant to any option right); or

            (b) during any period of 24 consecutive months, a majority of the members of the board of directors or other equivalent governing body of the Company cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period,
      (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body (excluding, in the case of both clause (ii) and clause (iii), any individual whose initial nomination for, or assumption of office as, a member of that board or equivalent governing body occurs as a result of an actual or threatened solicitation of proxies or consents for the election or removal of one or more directors by any person or group other than a solicitation for the election of one or more directors by or on behalf of the board of directors); or

                                                  [Published CUSIP Number: ____]

            (c) any Person or two or more Persons acting in concert shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation thereof, will result in its or their acquisition of the power to exercise, directly or indirectly, a controlling influence over the management or policies of the Company, or control over the equity securities of the Company entitled to vote for members of the board of directors or equivalent governing body of the Company on a fully-diluted basis (and taking into account all such securities that such Person or Persons have the right to acquire pursuant to any option right) representing 35% or more of the combined voting power of such securities; or

            (d) a "change of control" or any comparable term under, and as defined in, the Senior Note Documents, the Convertible Note Documents or other significant Indebtedness of the Company or any other Loan Party shall have occurred; or

            (e) the Company shall fail to own and control, directly or indirectly, 100% of the outstanding capital stock of the other Borrowers.

      "Closing Date" means the first date all the conditions precedent in
Section 4.01 are satisfied or waived in accordance with Section 11.01.

      "CMS" means the Centers for Medicare and Medicaid Services of HHS, any successor thereof and any predecessor thereof, including the Health Care Financing Administration.

      "Code" means the Internal Revenue Code of 1986.

      "Collateral" means all of the "Collateral" and "Mortgaged Property" referred to in the Collateral Documents and all of the other property that is or is intended under the terms of the Collateral Documents to be subject to Liens in favor of the Collateral Agent.

      "Collateral Agent" means the Multicurrency Collateral Agent, the Australian Collateral Agent and/or the Canadian Collateral Agent, as appropriate.

      "Collateral Documents" means a collective reference to the Australian Collateral Documents, the Canadian Collateral Documents, the English Collateral Documents, the Danish Collateral Documents, the Swiss Collateral Documents, the Dutch Collateral Documents, the U.S. Collateral Documents and such other documents executed and delivered in connection with the attachment and perfection of the security interests granted to secure the Obligations.

      "Commitment" means a Term B Commitment, a Revolving Commitment or an Alternative Currency Commitment, as the context may require.

      "Committed Loan Notice" means a notice of (a) a Term B Borrowing, (b) a Revolving Borrowing, (c) an Alternative Currency Borrowing, (d) a conversion of Loans from one Type to the other, or (e) a continuation of Eurocurrency Rate Loans, pursuant to Section 2.02(a), which, if in writing, shall be substantially in the form of Exhibit A.

                                                  [Published CUSIP Number: ____]

      "Company" has the meaning specified in the introductory paragraph hereto.

      "Compliance Certificate" means a certificate substantially in the form of Exhibit D.

      "Consolidated Current Assets" means, as at any date of determination, the total assets of the Company and its Subsidiaries on a consolidated basis that may properly be classified as current assets in conformity with GAAP, excluding Cash and Cash Equivalents.

      "Consolidated Current Liabilities" means, as at any date of determination, the total liabilities of the Company and its Subsidiaries on a consolidated basis that may properly be classified as current liabilities in conformity with GAAP, excluding the current portion of long term debt.

      "Consolidated EBITDA" means, at any date of determination, an amount equal to (a) Consolidated Net Income of the Company and its Subsidiaries on a consolidated basis for the most recently completed four fiscal quarters of the Company plus (b) the following (without duplication) to the extent deducted in calculating such Consolidated Net Income (and excluding any item that is excluded in determining Consolidated Net Income pursuant to the definition thereof): (i) Consolidated Interest Charges, (ii) the provision for federal, state, local and foreign income taxes payable, (iii) depreciation and amortization expense (including, without limitation, the amortization of debt issuance costs) and bank or lending fees classified as selling, general and administrative expenses, (iv) the rehab reimbursement reserve recorded as of December 31, 2006 in an aggregate amount not to exceed $27,000,000, (v) the non-cash write-down of goodwill and general intangibles during the fiscal quarter ended December 31, 2006, (vi) non-cash compensation charges or other non-cash expenses or charges arising from the grant of or issuance of stock, stock options or other equity-based awards to the directors, officers and employees of the Company and its Subsidiaries, (vii) make-whole payments with respect to the repayment on the Closing Date of the privately placed notes of the Company and the write-off of bank fees associated with Indebtedness issued prior to January 1, 2007, collectively in an aggregate amount not to exceed $15,000,000, (viii) cash charges relating to cost savings initiatives implemented during the Company's fiscal years 2006, 2007, 2008 and 2009 in an amount not to exceed $17,000,000 in 2006, $18,000,000 in 2007, $10,000,000 in
2008 and $10,000,000 in 2009 and (ix) other non-recurring expenses and losses reducing such Consolidated Net Income which do not represent a cash item in such period or any future period (in each case of or by the Company and its Subsidiaries for the most recently completed four fiscal quarters of the Company), and minus (c) to the extent included in calculating such Consolidated Net Income: (i) federal, state, local and foreign income tax credits and (ii) all non-recurring non-cash items increasing Consolidated Net Income (in each case of or by the Company and its Subsidiaries for the most recently completed four fiscal quarters of the Company).

      "Consolidated Fixed Charge Coverage Ratio" means, at any date of determination, the ratio of (a) (i) Consolidated EBITDA, plus (ii) rent and lease expense under leases of real, personal or mixed property, less (iii) the aggregate amount of all Capital Expenditures to (b) the sum of (i) Consolidated Interest Charges, (ii) the aggregate principal amount of all regularly scheduled principal payments or redemptions or similar acquisitions for value of outstanding

                                                  [Published CUSIP Number: ____]

debt for borrowed money, but excluding any such payments to the extent refinanced through the incurrence of additional Indebtedness otherwise expressly permitted under Section 7.02, (iii) rent and lease expense under leases of real, personal or mixed property, (iv) the aggregate amount of all Restricted Payments and (v) the aggregate amount of federal, state, local and foreign income taxes paid in cash, in each case of or by the Company and its Subsidiaries for the most recently completed four fiscal quarters of the Company.

      "Consolidated Funded Indebtedness" means, as of any date of determination, for the Company and its Subsidiaries on a consolidated basis, the sum of (a) the outstanding principal amount of all obligations, whether current or long-term, for borrowed money (including Obligations hereunder) and all obligations evidenced by bonds, debentures, notes, loan agreements or other similar instruments, (b) all purchase money Indebtedness, (c) all direct obligations arising under letters of credit (including standby and commercial), Bankers' Acceptances, bank guaranties, surety bonds and similar instruments, (d) all obligations in respect of the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business), (e) all Attributable Indebtedness, (f) without duplication, all Guarantees with respect to outstanding Indebtedness of the types specified in clauses (a) through (e) above of Persons other than the Company or any Subsidiary, and (g) all Indebtedness of the types referred to in clauses (a) through (f) above of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which the Company or a Subsidiary is a general partner or joint venturer, unless such Indebtedness is expressly made non-recourse to the Company or such Subsidiary; provided that Consolidated Funded Indebtedness shall not include recourse obligations of the Company and its Subsidiaries with respect to any Vendor Financing.

      "Consolidated Interest Charges" means the sum of (a) all interest, premium payments, debt discount, fees, charges and related expenses in connection with borrowed money (including capitalized interest) or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP, (b) all interest paid or payable with respect to discontinued operations and (c) the portion of rent expense under Capitalized Leases that is treated as interest in accordance with GAAP, in each case of or by the Company and its Subsidiaries on a consolidated basis for the most recently completed four fiscal quarters of the Company; provided that: (a) for purposes of determining Consolidated Interest Charges for the fiscal quarter ended March 31, 2007, Consolidated Interest Charges shall equal the Consolidated Interest Charges for such fiscal quarter multiplied by four; (b) for purposes determining Consolidated Interest Charges for the fiscal quarter ended June 30, 2007, Consolidated Interest Charges shall equal the Consolidated Interest Charges for the two fiscal quarters then ended multiplied by two; and (c) for purposes of determining Consolidated Interest Charges for the fiscal quarter ended September 30, 2007, Consolidated Interest Charges shall equal the Consolidated Interest Charges for the three fiscal quarters then ended multiplied by 4/3.

      "Consolidated Interest Coverage Ratio" means, as of any date of determination, the ratio of (a) Consolidated EBITDA to (b) Consolidated Interest Charges.

      "Consolidated Leverage Ratio" means, as of any date of determination, the ratio of (a) Consolidated Funded Indebtedness as of such date to (b) Consolidated EBITDA.

                                                  [Published CUSIP Number: ____]

      "Consolidated Net Income" means the net income (or loss) of the Company and its Subsidiaries on a consolidated basis for the most recently completed four fiscal quarters of the Company as determined in accordance with GAAP, adjusted, to the extent included in calculating such net income (or loss), by excluding, without duplication,

      (1) all extraordinary gains or losses (less all fees and expenses relating thereto) net of taxes,

      (2) the portion of net income (or loss) of the Company and its Subsidiaries on a consolidated basis allocable to minority interests in unconsolidated Persons to the extent that cash dividends or distributions have not actually been received by the Company or one of its Subsidiaries,

      (3) any gain or loss, net of taxes, realized upon the termination of any employee pension benefit plan,

      (4) gains or losses (less all fees and expenses relating thereto), net of taxes, in respect of dispositions of assets other than in the ordinary course of business,

      (5) the net income of any Subsidiary to the extent that the declaration of dividends or similar distributions by that Subsidiary of that income is not at the time permitted, directly or indirectly, by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary or its equityholders,

      (6) any impairment charge or write-down of non-current assets, in each case pursuant to GAAP,

      (7) any non-cash expenses or charges resulting from stock, stock option or other equity-based awards,

      (8)   any cumulative effect of a change in accounting principles,

      (9) all deferred financing costs written off, and premiums paid, in connection with any early extinguishment of Indebtedness, and

      (10)  any non-cash restructuring charges.

      "Consolidated Total Assets" means all property and assets of the Company and its Subsidiaries on a consolidated basis as set forth in the most recent financial statements of the Company delivered pursuant to Sections 4.01(c), 6.01(a) and 6.01(b).

      "Consolidated Total Revenues" means, for any period of determination, the aggregate revenue of the Company and its Subsidiaries for such period.

      "Consolidated Working Capital" means, as of any date of determination, the sum of Consolidated Current Assets minus Consolidated Current Liabilities as of such date.

                                                  [Published CUSIP Number: ____]

      "Consolidated Working Capital Adjustment" means, for any period on a consolidated basis, the amount (which may be a negative number) by which Consolidated Working Capital as of the end of such period exceeds (or is less than) Consolidated Working Capital as of the beginning of such period.

      "Contractual Obligation" means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

      "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "Controlling" and "Controlled" have meanings correlative thereto.

      "Convertible Notes" means the 4.125% unsecured senior subordinated convertible debentures of the Company due 2027 in an aggregate principal amount of $125,000,000, along with an overallotment option of up to an additional $10,000,000 of unsecured senior subordinated convertible debentures, issued and sold on the Closing DATE pursuant to the Convertible Note Documents.

      "Convertible Note Documents" means (a) the Indenture dated as of the Closing Date among the Company, the Guarantors party thereto and Wells Fargo Bank, N.A., as trustee, (b) the Convertible Notes and (c) all other agreements, instruments and other documents pursuant to which the Convertible Notes have been or will be issued or otherwise setting forth the terms of the Convertible Notes or any refinancing, refunding, renewal or extension thereof permitted by
Section 7.02(e).

      "Credit Extension" means each of the following: (a) a Borrowing and (b) an L/C Credit Extension.

      "Custodian" has the meaning specified in Section 9.11.

      "Customer Lease" means a lease by the Company or any of its Subsidiaries of product to a customer for the purpose of financing the purchase thereof by such customer.

      "Danish Borrower" means Scandinavian Mobility International AS, a Danish corporation and wholly owned Subsidiary of the Company.

      "Danish Collateral Documents" means a collective reference to, as amended, modified, supplemented, or restated from time to time, (a) Share Pledge Agreement, dated as of the Closing Date, relating to the shares in Scandinavian Mobility International ApS, by and among Invacare Holdings Two B.V., as pledgor, the Secured Creditors (as defined therein) and the Collateral Agent, (b) Share Pledge Agreement, dated as of the Closing Date, relating to the shares in Invacare A/S, by and among Scandinavian Mobility International ApS, as pledgor, the Secured Creditors (as defined therein) and the Collateral Agent, (c) Share Pledge Agreement, dated as of

                                                  [Published CUSIP Number: ____]

the Closing Date, relating to the shares in Invacare EC-Hong A/S, by and among Scandinavian Mobility International ApS, as pledgor, the Secured Creditors (as defined therein) and the Collateral Agent, and (d) such other documents executed and delivered in connection with the attachment and perfection of the security interests granted to secure the Foreign Obligations.

      "Debt Rating" means, as of any date of determination, the rating as determined by either S&P or Moody's of the Company's non-credit-enhanced, senior unsecured long-term debt.

      "Debtor Relief Laws" means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

      "Deed of Hypothec" means any deed of hypothec governed by Quebec law and granted by any Canadian Loan Party to the Fonde de pouvoir to secure the Canadian Obligations.

      "Default" means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default.

      "Default Rate" means (a) when used with respect to Obligations other than Letter of Credit Fees, an interest rate equal to (i) the Base Rate plus (ii) the Applicable Rate, if any, applicable to Base Rate Loans plus (iii) 2% per annum; provided, however, that (A) with respect to a Eurocurrency Rate Loan, the Default Rate shall be an interest rate equal to the interest rate (including any Applicable Rate and any Mandatory Cost) otherwise applicable to such Loan plus 2% per annum and (B) with respect to any Alternative Currency Loan, such other default rate, if any, as specified in the applicable Alternative Currency Addendum, and (b) when used with respect to Letter of Credit Fees, a rate equal to the Applicable Rate plus 2% per annum.

      "Defaulting Lender" means any Lender that (a) has failed to fund any portion of the Term B Loans, Revolving Loans, Alternative Currency Loans, participations in L/C Obligations or participations in Swing Line Loans required to be funded by it hereunder within one Business Day of the date required to be funded by it hereunder, (b) has otherwise failed to pay over to the applicable Administrative Agent or any other Lender any other amount required to be paid by it hereunder within one Business Day of the date when due, unless the subject of a good faith dispute, or (c) has been deemed insolvent or become the subject of a bankruptcy or insolvency proceeding.

      "Disposition" or "Dispose" means the sale, transfer, license, lease or other disposition (including any Sale and Leaseback Transaction) of any property by any Person (or the granting of any option or other right to do any of the foregoing), including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith, but excluding any Restricted Payment.

      "Dollar Equivalent" means, at any time, (a) with respect to any amount denominated in U.S. Dollars, such amount, and (b) with respect to any amount denominated in any Foreign

                                                  [Published CUSIP Number: ____]

Currency, the equivalent amount thereof in U.S. Dollars as reasonably determined by the Multicurrency Administrative Agent at such time on the basis of the Spot Rate (determined in respect of the most recent Revaluation Date) for the purchase of U.S. Dollars with such Foreign Currency.

      "Domestic Guarantor" means (a) the Company, (b) the parties identified on the signature pages hereto as "Domestic Guarantors" and (c) each Person who after the Closing Date becomes a Domestic Guarantor pursuant to a Joinder Agreement or other documentation in form and substance reasonably acceptable to the Multicurrency Administrative Agent, in each case together with their respective successors and permitted assigns; provided that it is understood and agreed that the Insurance Subsidiary and the Receivables Subsidiary shall not be Domestic Guarantors.

      "Domestic Loan Party" means any Loan Party that is organized under the laws of one of the states of the United States of America or the District of Columbia.

      "Domestic Subsidiary" means any Subsidiary that is organized under the laws of any political subdivision of the United States.

      "Dutch Borrower" means Invacare Holdings C.V., a Netherlands wholly owned partnership Subsidiary of the Company.

      "Dutch Civil Code" means the Burgerlijk Wetboek.

      "Dutch Collateral Documents" means a collective reference to, as amended, modified, supplemented, or restated from time to time, (a) the Security Agreement, dated as of the Closing Date, between Invacare Holdings, LLC, Invacare Holdings C.V., Invacare Holdings Two B.V., Invacare B.V., each as security providers, and National City Bank, as Collateral Agent, and Invacare Holdings Two B.V. and Invacare B.V., as those companies whose shares are being pledged and (b) such other documents executed and delivered in connection with the attachment and perfection of the security interests granted to secure the Foreign Obligations.

      "Eligible Assignee" means any Person that meets the requirements to be an assignee under Section 11.06(b)(iii), (v) and (vi) (subject to such consents, if any, as may be required under Section 11.06(b)(iii)).

      "EMU" means the economic and monetary union in accordance with the Treaty of Rome 1957, as amended by the Single European Act 1986, the Maastricht Treaty of 1992 and the Amsterdam Treaty of 1998.

      "EMU Legislation" means the legislative measures of the European Council for the introduction of, changeover to or operation of a single or unified European currency.

      "English Borrower" means Invacare Limited, a company incorporated under the laws of England and Wales whose registered number is 5178693 and wholly owned Subsidiary of the Company.

                                                   [Published CUSIP Number: ___]

         "English Collateral Documents" means a collective reference to, as amended, modified, supplemented, or restated from time to time, (a) a security agreement dated as of the Closing Date between the English Borrower and the Collateral Agent as English security trustee, (b) a security agreement dated as of the Closing Date between Invacare UK Operations Limited and the Collateral Agent as English security trustee, (c) a mortgage of shares dated as of the Closing Date between Scandinavian Mobility International ApS and the Collateral Agent as English security trustee, (d) an account security agreement dated as of the Closing Date between the Swiss Borrower and the English security trustee,
(e) an account security agreement dated as of the Closing Date between Invacare Holdings Two B.V. and the Collateral Agent as English security trustee, (f) an account security agreement dated as of the Closing Date between Invacare Holdings C.V. and the Collateral Agent as English security trustee, (g) an IP security agreement dated as of the Closing Date between Invacare Corporation and the Collateral Agent as English security trustee, (h) an IP security agreement dated as of the Closing Date between Scandinavian Mobility International ApS and the Collateral Agent as English security trustee, (i) an IP security agreement between Invacare Australia PTY Limited and the Collateral Agent as English security trustee, (j) such other documents executed and delivered in connection with the attachment and perfection of the security interests granted to secure the Foreign Obligations, other than the IP security agreement described in paragraph (g) which is granted to secure all Obligations of the Loan Parties, and (k) a security trust agreement dated as of the Closing Date between the Collateral Agent as the English security trustee and the Obligors (as defined therein).

         "English Non-Bank Lender" means a Lender that gives a Tax Confirmation to the Company or the English Borrower and to the Multicurrency Administrative Agent.

         "Environmental Laws" means any and all federal, state, local, provincial, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

         "Environmental Liability" means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Company, any other Loan Party or any of their respective Subsidiaries directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

         "Environmental Permit" means any permit, approval, identification number, license or other authorization required under any Environmental Law.

         "Equity Interests" means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership

                                                   [Published CUSIP Number: ___]

or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination.

         "ERISA" means the Employee Retirement Income Security Act of 1974.

         "ERISA Affiliate" means any trade or business (whether or not incorporated) under common control with the Company within the meaning of
Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

         "ERISA Event" means (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by the Company or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by the Company or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Section 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) an event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; or (f) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Company or any ERISA Affiliate.

         "Euro" and "EUR" mean the lawful currency of the Participating Member States introduced in accordance with the EMU Legislation.

         "Eurocurrency Rate" means, for any Interest Period with respect to a Eurocurrency Rate Loan, the rate per annum equal to the British Bankers Association LIBOR Rate ("BBA LIBOR"), as published by Reuters (or other commercially available source providing quotations of BBA LIBOR as designated by the Multicurrency Administrative Agent from time to time) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, for deposits in the relevant currency (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period. If such rate is not available at such time for any reason, then the "Eurocurrency Rate" for such Interest Period shall be the rate per annum determined by the Multicurrency Administrative Agent to be the rate at which deposits in the relevant currency for delivery on the first day of such Interest Period in Same Day Funds in the approximate amount of the Eurocurrency Rate Loan being made, continued or converted by National City Bank and with a term equivalent to such Interest Period would be offered by National City Bank's London Branch (or other National City Bank branch or Affiliate) to major banks in the London or other offshore interbank market for such currency at their request at

                                                   [Published CUSIP Number: ___]

approximately 11:00 a.m. (London time) two Business Days prior to the commencement of such Interest Period.

         "Eurocurrency Rate Loan" means a Revolving Loan or an Alternative Currency Loan that bears interest at a rate based on the Eurocurrency Rate or, with respect to an Australian Revolving Loan, the Bank Bill Rate. Eurocurrency Rate Loans may be denominated in U.S. Dollars, Australian Dollars or in an Alternative Currency. All Australian Revolving Loans and Alternative Currency Loans must be Eurocurrency Rate Loans.

         "Event of Default" has the meaning specified in Section 8.01.

         "Excess Cash Flow" means, for any fiscal year of the Company, the sum of (a) Consolidated EBITDA for such fiscal year minus (b) the sum (for such fiscal year) of (i) Consolidated Interest Charges actually paid in cash by the Company and its Subsidiaries, (ii) scheduled principal repayments, to the extent actually made, of Term B Loans pursuant to Section 2.07(a), (iii) all income taxes actually paid in cash by the Company and its Subsidiaries and (iv) Capital Expenditures actually made by the Company and its Subsidiaries minus (c) the Consolidated Working Capital Adjustment for such fiscal year minus (d) all cash paid by the Company and its Subsidiaries as consideration for Permitted Acquisitions during such fiscal year.

         "Exchange Act" means the Securities Exchange Act of 1934 and the applicable rules, regulations, standards and practices promulgated, approved or incorporated by the SEC thereunder or in connection therewith, in each case as amended, modified or supplemented from time to time.

         "Exchange Percentage" means, as to each Revolving Lender, a fraction, expressed as a decimal, in each case determined on the date of occurrence of a Sharing Event (but before giving effect to any actions to occur on such date pursuant to Article 12) of which (a) the numerator shall be the Applicable Percentage of such Lender of (x) the aggregate outstanding principal of all Revolving Loans and Swing Line Loans (taking the Dollar Equivalents of any amounts expressed in a Foreign Currency on the date of the occurrence of the Sharing Event) and (y) the aggregate Unreimbursed Amount of outstanding Letters of Credit, and (b) the denominator of which shall be the sum of (i) the aggregate outstanding principal of all Revolving Loans and Swing Line Loans (taking the Dollar Equivalents of any amounts expressed in a Foreign Currency on the date of the occurrence of the Sharing Event) plus (ii) the aggregate Unreimbursed Amount of outstanding Letters of Credit.

         "Excluded Issuance" by any Person means an issuance of shares of capital stock of (or other ownership or profit interests in) such Person upon the exercise of warrants, options, conversion or other rights for the purchase of such capital stock (or other ownership or profit interest).

         "Excluded Taxes" means, with respect to any Administrative Agent, Lender, L/C Issuer or other recipient of any payment to be made by or on account of any obligation of any Borrower hereunder, (a) taxes imposed on or measured by its overall net income (however denominated) or

                                                   [Published CUSIP Number: ___]

capital pursuant to the Canadian Tax Act and corresponding provincial legislation, and franchise taxes imposed on it (in lieu of net income taxes), by the jurisdiction (or any political subdivision thereof) under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable Lending Office is located, (b)
(i) in the case of the Company, any branch profits taxes imposed by the United States or any similar tax imposed by any other jurisdiction in which the Company is located and (ii) in the case of the Canadian Borrower, any branch profits taxes imposed by Canada or any province thereof or any similar tax imposed by any other jurisdiction in which the Canadian Borrower is located, (c) except as provided in the following sentence, in the case of a Foreign Lender (other than an assignee pursuant to a request by the Company under Section 11.13), any withholding tax that is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party hereto (or designates a new Lending Office) or is attributable to such Foreign Lender's failure or inability (other than as a result of a Change in Law) to comply with Section 3.01(e), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new Lending Office (or assignment), to receive additional amounts from the applicable Borrower with respect to such withholding tax pursuant to Section 3.01(a) and (d) except as provided in the following sentence, any withholding tax that is imposed on amounts payable to a Canadian Revolving Lender that becomes a Foreign Lender after the time such Canadian Revolving Lender becomes a party hereto, but only to the extent such Canadian Revolving Lender becomes a Foreign Lender other than as a result of a Change in Law and only to the extent that such withholding tax results from such Canadian Revolving Lender becoming a Foreign Lender. Notwithstanding anything to the contrary contained in this definition, "Excluded Taxes" shall not include any withholding tax imposed at any time on payments made by or on behalf of a Foreign Loan Party to any Lender hereunder or under any other Loan Document, provided that such Lender shall have complied with the last paragraph of Section 3.01(e).

         "Existing Credit Agreement" means that certain Credit Agreement dated as of January 14, 2005 among the Company and certain borrowing subsidiaries, JPMorgan Chase Bank, N.A., as agent, and a syndicate of lenders, as amended, modified, supplemented or restated.

         "Existing Letters of Credit" means the letters of credit set forth on
Schedule 1.01(b).

         "Extraordinary Receipt" means any cash received by or paid to or for the account of any Person not in the ordinary course of business, including tax refunds, pension plan reversions, proceeds of insurance (other than proceeds of business interruption insurance to the extent such proceeds constitute compensation for lost earnings), condemnation awards (and payments in lieu thereof), indemnity payments and any purchase price adjustments; provided, however, that an Extraordinary Receipt shall not include (a) cash receipts from proceeds of insurance, condemnation awards (or payments in lieu thereof) or indemnity payments to the extent that such proceeds, awards or payments (i) in respect of loss or damage to equipment, fixed assets or real property are applied (or in respect of which expenditures were previously incurred) to replace or repair the equipment, fixed assets or real property in respect of which such proceeds were received in accordance with the terms of Section 2.05(b)(v) or (ii) are received by any Person in respect of any third party claim against such Person and applied to pay (or to reimburse such

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Person for its prior payment of) such claim and the costs and expenses of such
Person with respect thereto, (b) proceeds of life insurance policies that support obligations of the Company and its Subsidiaries under benefit plans and
(c) tax refunds up to an aggregate amount of $5,000,000.

         "Facility" means the Term B Facility, the Multicurrency Facility, the Australian Facility, the Canadian Facility or an Alternative Currency Facility, as the context may require.

         "Facility Fee" has the meaning set forth in Section 2.09(a).

         "Federal Funds Rate" means, for any day, the rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to National City Bank on such day on such transactions as determined by the Multicurrency Administrative Agent.

         "Fee Letter" means the letter agreement, dated December 21, 2006, among the Company, the Multicurrency Administrative Agent and the Arrangers.

         "Fonde de pouvoir" has the meaning specified in Section 9.11.

         "Foreign Borrower" has the meaning specified in the introductory paragraph hereto.

         "Foreign Currency" means (a) a Foreign Syndicated Currency, (b) Australian Dollars, (c) Canadian Dollars or (d) an Alternative Currency.

         "Foreign Currency Equivalent" means, at any time, with respect to any amount denominated in U.S. Dollars, the equivalent amount thereof in the applicable Foreign Currency as determined by the Multicurrency Administrative Agent or the Principal L/C Issuer, as the case may be, at such time on the basis of the Spot Rate (determined in respect of the most recent Revaluation Date) for the purchase of such Foreign Currency with U.S. Dollars.

         "Foreign Currency Loan" means a Loan denominated in a Foreign Currency.

         "Foreign Currency Reserve" means, at any time, the U.S. Dollar amount equal to 5% of the Outstanding Amount of Revolving Loans, Alternative Currency Loans and Letters of Credit denominated in Foreign Currencies at such time.

         "Foreign Currency Sublimit" means an amount equal to the lesser of the Aggregate Commitments and $110,000,000. The Foreign Currency Sublimit is part of, and not in addition to, the Aggregate Commitments.

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                                                   [Published CUSIP Number: ___]


         "Foreign Government Scheme or Arrangement" has the meaning specified in
Section 5.12(d).

         "Foreign Guarantor" means (a) the Australian Guarantors, (b) the Canadian Guarantors, (c) the Multicurrency Foreign Guarantors, (d) the other parties identified on the signature pages hereto as "Foreign Guarantors" and (e) each Person who after the Closing Date becomes a Foreign Guarantor pursuant to a Joinder Agreement or other documentation in form and substance reasonably acceptable to the Multicurrency Administrative Agent, in each case together with their respective successors and permitted assigns.

         "Foreign Lender" means (a) with respect to the Company, any Lender that is organized under the laws of a jurisdiction other than that in which the Company is resident for tax purposes, (b) with respect to the Canadian Borrower, any Lender that is a non-resident of Canada for purposes of the Canadian Tax Act and is not an authorized foreign bank for purposes of the Canadian Tax Act that is deemed to be resident in Canada for purposes of Part XIII of the Canadian Tax Act in respect of all payments to such Lender hereunder and (c) with respect to the Australian Borrower, any Lender that is organized under the laws of a jurisdiction other than that in which the Australian Borrower is resident for tax purposes. For purposes of this definition, the United States, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

         "Foreign Loan Party" means a Loan Party that is a Foreign Subsidiary.

         "Foreign Obligations" means all Obligations of the Foreign Loan Parties; provided that in relation to any Dutch Borrower or any other Foreign Guarantor incorporated under Dutch law the Foreign Obligations will not include any liability to the extent that it would result in any security provided by such Dutch entity constituting unlawful financial assistance within the meaning of article 2:207(c) or article 2:98(c) of the Dutch Civil Code.
         .

         "Foreign Plan" has the meaning specified in Section 5.12(d).

         "Foreign Shell Subsidiaries" means MSS Holdings Ltd., MSS (Europe) Ltd, MSS Care Direct Ltd, MSS Ltd and Alber GmbH.

         "Foreign Subsidiary" means any Subsidiary that is organized under the laws of a jurisdiction other than the United States, a State thereof or the District of Columbia.

         "Foreign Syndicated Currency" means any currency which is approved by the applicable Lenders in accordance with Section 1.06 and approved by the Multicurrency Administrative Agent; provided, that, subject to the terms of this Agreement (including without limitation Section 3.02), Sterling, Kroner and Euro shall be deemed approved by the Multicurrency Administrative Agent and shall be deemed to be Foreign Syndicated Currencies unless designated by the Company as an Alternative Currency, in which case such currency shall be an

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                                                   [Published CUSIP Number: ___]

Alternative Currency if agreed to by all Alternative Currency Lenders lending such Alternative Currency and the Multicurrency Administrative Agent.

         "FRB" means the Board of Governors of the Federal Reserve System of the United States.

         "Fund" means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course.

         "GAAP" means, with respect to the Company or any Domestic Subsidiary, generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board, the Public Company Accounting Oversight Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession in the United States, that are applicable to the circumstances as of the date of determination, consistently applied and, with respect to any Foreign Subsidiary, the foreign equivalent thereof.

         "Governmental Authority" means the government of the United States or any other nation, or of any political subdivision thereof, whether state, local or provincial, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

         "Granting Lender" has the meaning specified in Section 11.06(h).

         "Guarantee" means, as to any Person, any (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation payable or performable by another Person (the "primary obligor") in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other obligation of the payment or performance of such Indebtedness or other obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or
(b) any Lien on any assets of such Person securing any Indebtedness or other obligation of any other Person, whether or not such Indebtedness or other obligation is assumed by such Person (or any right, contingent or otherwise, of any holder of such Indebtedness to obtain any such Lien); provided that Guarantee shall not include recourse obligations of the Company and its Subsidiaries with respect to any Vendor Financing. The amount of any Guarantee shall be deemed to be an

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                                                   [Published CUSIP Number: ___]

amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. The term "Guarantee" as a verb has a corresponding meaning.

         "Guarantors" means the Domestic Guarantors, the Australian Guarantors, the Canadian Guarantors and the Foreign Guarantors.

         "Guaranty" means a Guarantee made by one or more of the Guarantors in favor of the Secured Parties.

         "Guidelines" means, collectively, the circular "Syndicated Loans" of January 2000 (S-02.128) (Merkblatt "Steuerliche Benhandlung von Konsortialdarlehen, Schuldscheindarlehen, Wechseln und Unterbeteiligungen" vom Januar 2000), the circular "Bonds" of April 1999 (S-02.122.1) (Merkblatt "Obligationen" vom April 1999), the circular "Client Credit Balances" of April 1999 (S-02.122.2) (Merkblatt "Kundenguthaben" vom April 1999), as issued and amended from time to time by the Swiss Federal Tax Authorities..

         "Hazardous Materials" means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

         "Hedge Bank" means any Person that, at the time it enters into a Secured Hedge Agreement, is a Lender or an Affiliate of a Lender, in its capacity as a party to such Secured Hedge Agreement.

         "HHS" means the United States Department of Health and Human Services and any successor thereof.

         "Immaterial Subsidiary" means any Subsidiary that, when combined with all other "Immaterial Subsidiaries," (a) generates less than 1% of Consolidated Total Revenues or (b) owns or holds less than 1% of Consolidated Total Assets.

         "Indebtedness" means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP:

                  (a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments;

                  (b) the maximum amount of all direct or contingent obligations of such Person arising under letters of credit (including standby and commercial), Bankers' Acceptances, bank guaranties, surety bonds and similar instruments;

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                                                   [Published CUSIP Number: ___]

                  (c) net obligations of such Person under any Swap Contract;

                  (d) all obligations of such Person to pay the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business);

                  (e) indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse;

                  (f) all Attributable Indebtedness of such Person and all Synthetic Debt of such Person;

                  (g) all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Equity Interest in such Person or any other Person or any warrant, right or option to acquire such Equity Interest, valued, in the case of a redeemable preferred interest, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends; and

                  (h) all Guarantees of such Person in respect of any of the foregoing.

         For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer, unless such Indebtedness is expressly made non-recourse to such Person. The amount of any net obligation under any Swap Contract on any date shall be deemed to be the Swap Termination Value thereof as of such date.

         "Indemnified Taxes" means Taxes other than Excluded Taxes.

         "Indemnitees" has the meaning specified in Section 11.04(b).

         "Information" has the meaning specified in Section 11.07.

         "Information Memorandum" means the information memorandum dated January, 2007 used by the Arrangers in connection with the syndication of the Commitments.

         "Insurance Subsidiary" means Invatection Insurance Company, a Vermont corporation.

         "Interest Payment Date" means, (a) as to any Loan other than a Base Rate Loan, the last day of each Interest Period or CDOR Period applicable to such Loan and the Maturity Date; provided, however, that if any Interest Period or CDOR Period for a Eurocurrency Rate Loan or a CDOR Rate Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall also be Interest Payment Dates; (b) with respect to any Alternative Currency Loan, the date specified as the date on which interest is payable in the

                                                   [Published CUSIP Number: ___]

applicable Alternative Currency Addendum; and (c) as to any Base Rate Loan (including a Swing Line Loan), the last Business Day of each March, June, September and December and the Maturity Date.

         "Interest Period" means, as to each Eurocurrency Rate Loan, the period commencing on the date such Eurocurrency Rate Loan is disbursed or converted to or continued as a Eurocurrency Rate Loan and ending on the date one, two, three or six months thereafter, as selected by the Company in its Committed Loan Notice or such other period that is twelve months or less requested by the Company and consented to by all the applicable Lenders; provided that:

                           (i) any Interest Period that would otherwise end on a
                  day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;

                           (ii) any Interest Period that begins on the last
                  Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

                           (iii) no Interest Period shall extend beyond the
                  Maturity Date.

         "Internal Control Event" means a material weakness in, or fraud that involves management or other employees who have a significant role in, the Company's internal controls over financial reporting, in each case as described in the Securities Laws.

         "Investment" means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of Equity Interests of another Person, (b) a loan, advance or capital contribution to, Guarantee or assumption of debt of, or purchase or other acquisition of any other debt or interest in, another Person, or (c) the purchase or other acquisition (in one transaction or a series of transactions) of assets of another Person that constitute a business unit or all or a substantial part of the business of, such Person. For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment.

         "IP Rights" has the meaning specified in Section 5.17.

         "IRS" means the United States Internal Revenue Service.

         "ISP" means, with respect to any Letter of Credit, the "International Standby Practices 1998" published by the Institute of International Banking Law & Practice, Inc. (or such later version thereof as may be in effect at the time of issuance).

                                                   [Published CUSIP Number: ___]

         "Issuer Documents" means with respect to any Letter of Credit, the Letter of Credit Application, and any other document, agreement and instrument entered into by the applicable L/C Issuer and the Company (or any Subsidiary) or in favor of such L/C Issuer and relating to such Letter of Credit.

         "Joinder Agreement" means, a joinder agreement substantially in the form of Exhibit F hereto, executed and delivered by a new Guarantor in accordance with the provisions of Section 6.11.

         "Kroner" means the lawful currency of Denmark, Norway and Sweden, as a Borrower may select.

         "Laws" means, collectively, all international, foreign, federal, state, local and provincial statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.

         "L/C Advance" means a Multicurrency L/C Advance or a Canadian L/C Advance as the context requires.

         "L/C Borrowing" means a Multicurrency L/C Borrowing and/or a Canadian L/C Borrowing as the context requires.

         "L/C Credit Extension" means, any Multicurrency L/C Credit Extension and/or Canadian L/C Credit Extension as the context may require.

         "L/C Issuer" means the Multicurrency L/C Issuer and/or the Canadian L/C Issuer as the context may require.

         "L/C Obligations" means, as at any date of determination, the Multicurrency L/C Obligations and/or the Canadian L/C Obligations, as appropriate.

         "Leasehold Mortgaged Properties" has the meaning set forth in Section 6.20(b).

         "Lender" has the meaning specified in the introductory paragraph hereto and, as the context requires, includes the Swing Line Lender.

         "Lending Office" means, as to any Lender, the office or offices of such Lender described as such in such Lender's Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify the Company and the Multicurrency Administrative Agent.

         "Letter of Credit" means Multicurrency Letters of Credit and/or Canadian Letters of Credit as the context may require.

                                                   [Published CUSIP Number: ___]

         "Letter of Credit Application" means an application and agreement for the issuance or amendment of a Letter of Credit in the form from time to time in use by each L/C Issuer.

         "Letter of Credit Expiration Date" means the day that is seven days prior to the Maturity Date then in effect for the Revolving Facility (or, if such day is not a Business Day, the next preceding Business Day).

         "Letter of Credit Fee" means the Multicurrency Letter of Credit Fee and/or the Canadian Letter of Credit Fee as the context requires.

         "Letter of Credit Sublimit" means the Multicurrency Letter of Credit Sublimit and the Canadian Letter of Credit Sublimit, as the context may require.

         "Lien" means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any financing lease having substantially the same economic effect as any of the foregoing).

         "Loan" means an extension of credit by a Lender to the Company under
Article II in the form of a Term B Loan, a Revolving Loan, Alternative Currency Loan or a Swing Line Loan.

         "Loan Documents" means, collectively, (a) this Agreement, (b) the Notes, (c) the Guaranty, (d) the Collateral Documents, (e) the Fee Letter, (f) each Issuer Document, (g) each Secured Hedge Agreement, (h) each Secured Cash Management Agreement, (i) each Alternative Currency Addendum, (j) each Committed Loan Notice, (k) each Compliance Certificate and (l) each other agreement or certificate entered into or delivered by a Loan Party in accordance with the terms of the foregoing; provided that for purposes of the definition of "Material Adverse Effect" and Articles IV through IX, "Loan Documents" shall not include Secured Hedge Agreements or Secured Cash Management Agreements.

         "Loan Parties" means, collectively, the Company, each Foreign Borrower and each Guarantor.

         "Loan Party Materials" has the meaning specified in Section 6.02.

         "Mandatory Cost" means, with respect to any period, the percentage rate per annum determined in accordance with Schedule 1.01(a).

         "Material Adverse Effect" means (a) for any period prior to the Closing Date, a material adverse change in, or a material adverse effect upon, the operations, business, properties, liabilities (actual or contingent) or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole, except as disclosed in the Company's 8K filings with the SEC on January 17, 2007 and February 1, 2007 (the "Publicly Disclosed Events"); (b) for any period

                                                   [Published CUSIP Number: ___]

from and after the Closing Date, a material adverse change in, or a material adverse effect upon, the operations, business, properties, liabilities (actual or contingent) or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole, including any material adverse change or development in the Publicly Disclosed Events that results in a Material Adverse Effect under this clause (b); (c) a material impairment of the rights and remedies of any Administrative Agent or any Lender under any Loan Document, or of the ability of any Loan Party to perform its obligations under any Loan Document to which it is a party; or (d) a material adverse effect upon the legality, validity, binding effect or enforceability against any Loan Party of any Loan Document to which it is a party.

         "Material Contract" means, with respect to any Person, each contract or agreement (i) to which such Person is a party that is disclosed in a public filing of the Company with the SEC, (ii) that involves aggregate consideration payable to or by such Person of $5,000,000 or more in any year or (iii) that is otherwise material to the business, condition (financial or otherwise), operations, performance, properties or prospects of such Person.

         "Maturity Date" means (a) with respect to the Revolving Facility and Alternative Currency Loans, February 12, 2012 and (b) with respect to the Term B Facility, February 12, 2013; provided, however, that, in each case, if such date is not a Business Day, the Maturity Date shall be the next preceding Business Day.

         "Medicaid" means that entitlement program under Title XIX of the Social Security Act that provides federal grants to states for medical assistance programs based on specific eligibility criteria.

         "Medicaid Provider Agreement" means an agreement entered into between a state agency or other such entity administering the Medicaid program and a health care provider or supplier under which the health care provider or supplier agrees to provide services for Medicaid patients in accordance with the terms of the agreement and Medicaid Regulations.

         "Medicaid Regulations" means, collectively, (a) all federal statutes (whether set forth in Title XIX of the Social Security Act or elsewhere) affecting Medicaid and any statutes succeeding thereto; (b) all applicable provisions of all federal rules, regulations, manuals and orders and administrative, reimbursement and other guidelines having the force of law of all Governmental Authorities promulgated pursuant to or in connection with the statutes described in clause (a) above; (c) all state statutes and plans for medical assistance enacted in connection with the statutes and provisions described in clauses (a) and (b) above; and (d) all applicable provisions of all rules, regulations, manuals and orders and administrative, reimbursement and other guidelines having the force of law of all Governmental Authorities promulgated pursuant to or in connection with the statutes described in clause
(c) above and all state administrative, reimbursement and other guidelines of all Governmental Authorities having the force of law promulgated pursuant to or in connection with the statutes described in clause (b) above, in each case as may be amended, supplemented or otherwise modified from time to time.

         "Medical Reimbursement Programs" means the Medicare, Medicaid and TRICARE programs and any other healthcare program operated by or financed in whole or in part by any

                                                   [Published CUSIP Number: ___]

foreign, domestic, federal, state, local or provincial government and any other non-government funded third party payor programs.

         "Medicare" means that government-sponsored entitlement program under Title XVIII of the Social Security Act that provides for a health insurance system for eligible elderly and disabled individuals.

         "Medicare Provider Agreement" means an agreement entered into between CMS or other such entity administering the Medicare program on behalf of CMS, and a health care provider or supplier under which the health care provider or supplier agrees to provide services for Medicare patients in accordance with the terms of the agreement and Medicare Regulations.

         "Medicare Regulations" shall mean, collectively, all federal statutes (whether set forth in Title XVIII of the Social Security Act or elsewhere) affecting the health insurance program for the aged and disabled established by Title XVIII of the Social Security Act and any statutes succeeding thereto; together with all applicable provisions of all rules, regulations, manuals and orders and administrative, reimbursement and other guidelines having the force of law of all Governmental Authorities (including, without limitation, HHS, CMS, the OIG or any person succeeding to the functions of any of the foregoing) promulgated pursuant to or in connection with any of the foregoing having the force of law, as each may be amended, supplemented or otherwise modified from time to time.

         "Moody's" means Moody's Investors Service, Inc. and any successor thereto.

         "Mortgage" has the meaning specified in Section 4.01(f)(i).

         "Mortgage Policy" has the meaning specified in Section 4.01(f)(iii).

         "Mortgaged Properties" has the meaning specified in Section 4.01(f)(i).

         "Multicurrency Administrative Agent" means National City Bank in its capacity as multicurrency administrative agent under any of the Loan Documents, or any successor multicurrency administrative agent.

         "Multicurrency Administrative Agent's Office" means the Multicurrency Administrative Agent's address and, as appropriate, account as set forth on
Schedule 11.02, or such other address or account as the Multicurrency Administrative Agent may from time to time notify to the Company and the Lenders.

         "Multicurrency Availability Period" means, the period from and including the Closing Date to the earliest of (a) the Maturity Date, (b) the date of termination of the Multicurrency Facility as provided herein, and (c) the date of termination of the commitment of each Multicurrency Lender to make Multicurrency Revolving Loans and of the obligation of each L/C Issuer to make L/C Credit Extensions as provided herein.

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                                                   [Published CUSIP Number: ___]

         "Multicurrency Collateral" means a collective reference to the collateral which is identified in, and at any time will be covered by, the U.S. Collateral Documents.

         "Multicurrency Collateral Agent" means National City Bank in its capacity as multicurrency collateral agent under any of the Loan Documents, or, in the case of the English Collateral Documents, in its capacity as security trustee, or any successor multicurrency collateral agent.

         "Multicurrency Collateral Agent Claim" means any amount which a Foreign Loan Party (other than an Australian Loan Party or a Canadian Loan Party) owes to the Multicurrency Collateral Agent under Section 3.08.

         "Multicurrency Facility" means, at any time, the aggregate amount of the Multicurrency Revolving Lenders' Multicurrency Revolving Commitments at such time.

         "Multicurrency Foreign Guarantors" means, as of any date of determination, the Subsidiaries of the Company organized in England and Wales, Denmark, The Netherlands and Switzerland that have provided Guarantees of the Foreign Obligations as of such date.

         "Multicurrency L/C Advance" means, with respect to each Multicurrency Revolving Lender, such Multicurrency Lender's funding of its participation in any Multicurrency L/C Borrowing in accordance with its Applicable Revolving Credit Percentage. All Multicurrency L/C Advances shall be denominated in U.S. Dollars.

         "Multicurrency L/C Borrowing" means an extension of credit resulting from a drawing under any Multicurrency Letter of Credit which has not been reimbursed on the date when made or refinanced as a Multicurrency Revolving Borrowing. All Multicurrency L/C Borrowings shall be denominated in U.S. Dollars.

         "Multicurrency L/C Credit Extension" means, with respect to any Multicurrency Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the increase of the amount thereof.

         "Multicurrency L/C Issuer" means (a) the Principal L/C Issuer, and (b) any other Revolving Lender designated by the Company that agrees to issue one or more Multicurrency Letters of Credit and that is approved by the Multicurrency Administrative Agent, in each case in its capacity as issuer of one or more Multicurrency Letters of Credit hereunder, or any successor issuer of Multicurrency Letters of Credit hereunder.

         "Multicurrency L/C Obligations" means, as at any date of determination, the aggregate amount available to be drawn under all outstanding Multicurrency Letters of Credit plus the aggregate of all Multicurrency Unreimbursed Amounts, including all Multicurrency L/C Borrowings. For purposes of computing the amount available to be drawn under any Multicurrency Letter of Credit, the amount of such Multicurrency Letter of Credit shall be determined in accordance with
Section 1.09. For all purposes of this Agreement, if on any date of determination a Multicurrency Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Multicurrency

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                                                   [Published CUSIP Number: ___]

Letter of Credit shall be deemed to be "outstanding" in the amount so remaining available to be drawn.

         "Multicurrency Lender" means the Multicurrency Revolving Lenders and the Term B Lenders, collectively or individually, as the context may require.

         "Multicurrency Letter of Credit" means any letter of credit issued by a Multicurrency L/C Issuer hereunder and shall include the Existing Letters of Credit. A Multicurrency Letter of Credit may be a commercial letter of credit or a standby letter of credit. Multicurrency Letters of Credit may be issued in U.S. Dollars or in a Foreign Syndicated Currency.

         "Multicurrency Letter of Credit Fee" has the meaning specified in
Section 2.03(i).

         "Multicurrency Letter of Credit Sublimit" means an amount equal to $20,000,000. The Multicurrency Letter of Credit Sublimit is part of, and not in addition to, the Multicurrency Facility.

         "Multicurrency Loan Party" means a Domestic Loan Party or a Foreign Loan Party, as the context requires.

         "Multicurrency Obligations" means the Obligations of the Multicurrency Loan Parties.

         "Multicurrency Mortgages" means the mortgages, deeds of trust, deeds to secure debt or like instruments given by the Multicurrency Loan Parties to the Multicurrency Collateral Agent to secure the Obligations, as such instruments may be amended, supplemented, restated or modified from time to time.

         "Multicurrency Revolving Borrowing" means a borrowing consisting of simultaneous Multicurrency Revolving Loans of the same Type and, in the case of Eurocurrency Rate Loans, having the same Interest Period made by each of the Multicurrency Revolving Lenders pursuant to Section 2.01(b).

         "Multicurrency Revolving Commitment" means, as to each Multicurrency Revolving Lender, its obligation to (a) make Multicurrency Revolving Loans to the Company pursuant to Section 2.01(b), and (b) purchase participations in L/C Obligations, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Multicurrency Revolving Lender's name on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Multicurrency Revolving Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.

         "Multicurrency Revolving Lender" means, at any time, any Lender that has a Multicurrency Revolving Commitment at such time.

         "Multicurrency Revolving Loan" has the meaning specified in Section 2.01(b).

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                                                   [Published CUSIP Number: ___]

         "Multicurrency Revolving Note" means the promissory note in substantially the form of Exhibit C-2.

         "Multicurrency Unreimbursed Amount" has the meaning specified in
Section 2.03(c)(i)(A).

         "Multiemployer Plan" means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which the Company or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five plan years, has made or been obligated to make contributions.

         "National City Bank" means National City Bank and its successors.

         "Net Cash Proceeds" means:

                  (a) with respect to any Disposition by any Loan Party or any of its Subsidiaries, or any Extraordinary Receipt received or paid to the account of any Loan Party or any of its Subsidiaries, the excess, if any, of (i) the sum of cash and Cash Equivalents received in connection with such transaction (including any cash or Cash Equivalents received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received) over (ii) the sum of (A) any Indebtedness that is secured by the applicable asset and that is required to be repaid in connection with such transaction (other than Indebtedness under the Loan Documents) or any payment which must by its terms be made in order to obtain a necessary consent, (B) the reasonable and customary commissions, fees and expenses incurred by such Loan Party or such Subsidiary in connection with such transaction and (C) all taxes reasonably estimated to be actually payable or accrued as a liability under GAAP within two years of the date of the relevant transaction as a result of any gain recognized in connection therewith; provided that, if the amount of any estimated taxes pursuant to subclause (C) exceeds the amount of taxes actually required to be paid in cash in respect of such Disposition, the aggregate amount of such excess shall, upon the Company's reasonable determination that such excess exists, constitute Net Cash Proceeds; and

                  (b) with respect to the sale or issuance of any Equity Interest by any Loan Party or any of its Subsidiaries, or the incurrence or issuance of any Indebtedness by any Loan Party or any of its Subsidiaries, the excess of (i) the sum of the cash and Cash Equivalents received in connection with such transaction over (ii) the underwriting discounts and commissions, attorneys fees, accounting fees and other reasonable and customary out-of-pocket expenses, incurred by such Loan Party or such Subsidiary in connection therewith and net of taxes paid or payable as a result of such sale.

         "Non-Bank Rules" means the Ten Non-Bank Rule and the Twenty Non-Bank Rule.

         "Note" means a Term B Note, a Multicurrency Revolving Note, an Australian Revolving Note, a Canadian Revolving Note or an Alternative Currency Note, as the context may require.

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                                                   [Published CUSIP Number: ___]

         "NPL" means the National Priorities List under CERCLA.

         "Obligations" means all advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party arising under any Loan Document or otherwise with respect to any Loan or Letter of Credit, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding.

         "OIG" means the Office of Inspector General of HHS and any successor thereof.

         "OIG Investigation" means the investigation initiated pursuant to a subpoena received by the Company from the U.S. Department of Justice seeking documents relating to three long-standing and well-known promotional and rebate programs maintained by the Company and its Subsidiaries.

         "Organization Documents" means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws; (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement; (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity; and (d) with respect to any Person organized outside the United States, any constitutive or organizational document comparable to the documents set forth in clauses (a) -- (c) above and such other documents as may be required by applicable law.

         "Other Taxes" means all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or under any other Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement or any other Loan Document.

         "Outstanding Amount" means (a) with respect to Term B Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of such Term B Loans occurring on such date; (b) with respect to Australian Revolving Loans, Canadian Revolving Loans and Multicurrency Revolving Loans on any date, the Dollar Equivalent amount of the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of such Australian Revolving Loans, Canadian Revolving Loans and Multicurrency Revolving Loans, respectively, on such date; (c) with respect to Swing Line Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of such Swing Line Loans occurring on such date; (d) with respect to Alternative Currency Loans

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                                                   [Published CUSIP Number: ___]

under an Alternative Currency Facility on any date, the Dollar Equivalent amount of the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of such Alternative Currency Loans occurring on such date; and (e) with respect to any L/C Obligations on any date, the Dollar Equivalent amount of the aggregate outstanding amount of such L/C Obligations on such date after giving effect to any L/C Credit Extension occurring on such date and any other changes in the aggregate amount of the L/C Obligations as of such date, including as a result of any reimbursements by the Company of Unreimbursed Amounts.

         "Overnight Rate" means, for any day, (a) with respect to any amount denominated in U.S. Dollars, the greater of (i) the Federal Funds Rate and (ii) an overnight rate reasonably determined by the Multicurrency Administrative Agent, an L/C Issuer, or the Swing Line Lender, as the case may be, in accordance with banking industry rules on interbank compensation, (b) with respect to any amount denominated in Australian Dollars, an overnight rate reasonably determined by the Australian Administrative Agent in accordance with banking industry rules on interbank compensation, (c) with respect to any amount denominated in Canadian Dollars, an overnight rate reasonably determined by the Canadian Administrative Agent in accordance with banking industry rules on interbank compensation and (d) with respect to any amount denominated in an Alternative Currency, the rate of interest per annum at which overnight deposits in the applicable Alternative Currency, in an amount approximately equal to the amount with respect to which such rate is being determined, would be offered for such day by a branch or Affiliate of National City Bank in the applicable offshore interbank market for such currency to major banks in such interbank market.

         "Participant" has the meaning specified in Section 11.06(d).

         "Participating Member State" means each state so described in any EMU Legislation.

         "PBGC" means the Pension Benefit Guaranty Corporation.

         "PCAOB" means the Public Company Accounting Oversight Board.

         "Pension Plan" means any "employee pension benefit plan" (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA and is sponsored or maintained by the Company or any ERISA Affiliate or to which the Company or any ERISA Affiliate contributes or has an obligation to contribute, or in the case of a multiple employer or other plan described in Section 4064(a) of ERISA, has made contributions at any time during the immediately preceding five plan years.

         "Permitted Acquisition" means an acquisition or purchase permitted by the terms of Section 7.03(h).

         "Permitted Liens" means Liens permitted by the terms of Section 7.01.

         "Permitted Non-Qualifying Institution" means any bank, financial institution, trust, fund or other entity that is regularly engaged in or established for the purpose of making, purchasing

                                                   [Published CUSIP Number: ___]

or investing in loans, securities or other financial assets, that (a) is not a Qualifying Swiss Bank, (b) has satisfied the requirements of Section 11.06(j)(iii); (c) has become a Lender in accordance with the provisions of
Section 11.06 (Successor and Assigns); and (d) has not ceased to be a Lender or ceased to have any interest in any rights of a Lender hereunder e.g., through a subparticipation.

         "Person" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

         "Plan" means any "employee benefit plan" (as such term is defined in Section 3(3) of ERISA) established by the Company or, with respect to any such plan that is subject to Section 412 of the Code or Title IV of ERISA, any ERISA Affiliate.

         "Platform" has the meaning specified in Section 6.02.

         "Principal L/C Issuer" means National City Bank.

         "Pro Forma Basis" means, for purposes of calculating the financial covenants set forth in Section 7.11, the Consolidated Leverage Ratio, Consolidated Total Assets and Consolidated Total Revenue, that any Disposition, Acquisition (or formation of a new Subsidiary) or Restricted Payment shall be deemed to have occurred as of the first day of the most recent four fiscal quarter period preceding the date of such transaction for which the Company has delivered financial statements pursuant to Section 6.01(a) or (b). In connection with the foregoing, (a) with respect to any Disposition, (i) income statement and cash flow statement items (whether positive or negative) attributable to the assets and property disposed of shall be excluded to the extent relating to any period occurring prior to the date of such transaction and (ii) Indebtedness which is retired shall be excluded and deemed to have been retired as of the first day of the applicable period and (b) with respect to any Acquisition (i) income statement items (whether positive or negative) attributable to the Person or assets and property acquired shall be included to the extent relating to any period applicable in such calculations to the extent (A) such items are not otherwise included in such income statement items for the Company and its Subsidiaries in accordance with GAAP or in accordance with any defined terms set forth in Section 1.01 and (B) such items are supported by audited financial statements (if available) or other information reasonably satisfactory to the Arrangers and (ii) any Indebtedness incurred or assumed by the Company or any Subsidiary (including the Person or Property acquired) in connection with such transaction and any Indebtedness of the Person or Property acquired which is not retired in connection with such transaction (A) shall be deemed to have been incurred as of the first day of the applicable period and (B) if such Indebtedness has a floating or formula rate, shall have an implied rate of interest for the applicable period for purposes of this definition determined by utilizing the rate which is or would be in effect with respect to such Indebtedness as at the relevant date of determination.

         "Proposed Permitted Non-Qualifying Institution" has the meaning set forth in Section 11.06(j)(iii).

                                                   [Published CUSIP Number: ___]

         "Protected Party" means a Party which is or will be subject to any liability, or required to make any payment, for or on account of Swiss Tax in relation to a sum received or receivable (or any sum deemed for the purposes of Swiss Tax to be received or receivable) under this Agreement.

         "PPSA" means the Personal Property Security Act as in force from time to time in the relevant province or territory.

         "Qualifying Lender" means (i) a Lender (other than a Lender within sub-paragraph (ii) below) which is beneficially entitled to interest payable to that Lender in respect of an advance under a Loan Document and is: (A) a Lender:
(1) which is a bank (as defined for the purpose of section 349 of the Taxes Act of the United Kingdom) making an advance under a Loan Document or (2) in respect of an advance made under a Loan Document by a person that was a bank (as defined for the purpose of section 349 of the Taxes Act of the United Kingdom) at the time that that advance was made, and which is within the charge to United Kingdom corporation tax as respects any payments of interest made in respect of that advance or (B) a Lender which is: (1) a company resident in the United Kingdom for United Kingdom tax purposes; (2) a partnership each member of which is: (a) a company so resident in the United Kingdom or (b) a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account in computing its chargeable profits (for the purposes of section 11(2) of the Taxes Act of the United Kingdom) the whole of any share of interest payable in respect of that advance that falls to it by reason of sections 114 and 115 of the Taxes Act of the United Kingdom; or (3) a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account interest payable in respect of that advance in computing the chargeable profits (for the purposes of section 11(2) of the Taxes Act of the United Kingdom) of that company; or (C) a Treaty Lender; or (ii) a building society (as defined for the purpose of section 477A of the Taxes Act of the United Kingdom).

         "Qualifying Swiss Bank" means any bank or financial institution that is duly characterized as bank under the banking regulations as in force from time to time in its jurisdiction of incorporation and effectively conducts a banking activity with its own infrastructure and staff as principal business purpose in such jurisdiction, in the meaning of the relevant regulations of the Guidelines, in particular Section 3.b) of Circular S-02.122.1 (4.99), Section 4.b) of Circular S-02.122.2 (4.99), and Section I.232 of Circular S-02.128 (1.2000), as
issued and amended from time to time by the Swiss Federal Tax Authorities.

         "Qualifying Swiss Lender" means, (a) a Lender which is entitled to receive interest from the Swiss Borrower without any withholding of deduction (assuming the correctness of the confirmation of that Lender under Section 3.01(i)(i)(C) (Swiss Tax gross-up), the compliance of that Lender with its obligations under Section 11.06 (Successor and Assigns) and the compliance of the Swiss Borrower with the Non Bank Rules); or (b) a Treaty Lender.

         "Quebec Bond Pledge" means any pledge of a bond, debenture or other title of indebtedness issued pursuant to a Deed of Hypothec granted by a Canadian Loan Party to and in favor of the Canadian Collateral Agent to secure the Canadian Obligations.

                                                   [Published CUSIP Number: ___]

         "Receivables Subsidiary" means Invacare Receivables Corporation, a Delaware corporation.

         "Register" has the meaning specified in Section 11.06(c).

         "Registered Public Accounting Firm" has the meaning specified by the Securities Laws and shall be independent of the Company as prescribed by the Securities Laws.

         "Related Parties" means, with respect to any Person, such Person's Affiliates and the partners, directors, officers, employees, trustees, agents and advisors of such Person and of such Person's Affiliates.

         "Related U.S. Lender" means with respect to any Australian Revolving Lender or Canadian Revolving Lender, the Affiliate (including an agency or branch) of such Lender which maintains a lending office in the United States of America.

         "Reportable Event" means any of the events set forth in Section 4043(c) of ERISA, other than events for which the 30 day notice period has been waived.

         "Request for a New Alternative Currency Facility" has the meaning specified in Section 1.06(c).

         "Request for Credit Extension" means (a) with respect to a Borrowing, conversion or continuation of Term B Loans or Revolving Loans, a Committed Loan Notice, (b) with respect to an L/C Credit Extension, a Letter of Credit Application, and (c) with respect to a Swing Line Loan, a Swing Line Loan Notice.

         "Required Alternative Currency Lenders" means, as of any date of determination, (a) with respect to any individual Alternative Currency Facility, Alternative Currency Lenders holding more than 50% of the sum of the (i) total Alternative Currency Loans outstanding under such Alternative Currency Facility and (ii) aggregate unused Alternative Currency Commitments under such Alternative Currency Facility; and (b) with respect to any individual Alternative Currency Facility, Alternative Currency Lenders holding more than 50% of the sum of the (i) total Alternative Currency Loans outstanding under such Alternative Currency Facility and (ii) aggregate unused Alternative Currency Commitments under such Alternative Currency Facility; provided that the unused Revolving Commitment of, and the portion of the Total Revolving Credit Outstandings held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Revolving Lenders.

         "Required Australian Revolving Lenders" means, at any time, the Australian Revolving Lenders holding in the aggregate more than 50% of (a) the unfunded Australian Revolving Commitments and the outstanding Australian Revolving Loans or (b) if the Australian Revolving Commitments have been terminated, the outstanding Australian Revolving Loans. The unfunded Australian Revolving Commitments of, and the outstanding Australian Revolving Loans held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a

                                                   [Published CUSIP Number: ___]

determination of Required Australian Revolving Lenders. For the avoidance of doubt, it is understood and agreed that if an Australian Revolving Lender includes a Related U.S. Lender such Australian Revolving Lender shall be deemed to have a single shared Australian Revolving Commitment for purposes of this definition.

         "Required Canadian Revolving Lenders" means, at any time, the Canadian Revolving Lenders holding in the aggregate more than 50% of (a) the unfunded Canadian Revolving Commitments and the outstanding Canadian Revolving Loans or
(b) if the Canadian Revolving Commitments have been terminated, the outstanding Canadian Revolving Loans. The unfunded Canadian Revolving Commitments of, and the outstanding Canadian Revolving Loans held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Canadian Revolving Lenders. For the avoidance of doubt, it is understood and agreed that if a Canadian Revolving Lender includes a Related U.S. Lender such Canadian Revolving Lender shall be deemed to have a single shared Canadian Revolving Commitment for purposes of this definition.

         "Required Lenders" means, as of any date of determination, Lenders holding more than 50% of the sum of the (a) Total Outstandings (with the aggregate amount of each Revolving Lender's risk participation and funded participation in L/C Obligations and Swing Line Loans being deemed "held" by such Revolving Lender for purposes of this definition) and (b) aggregate unused Revolving Commitments and Alternative Currency Commitments; provided that the unused Revolving Commitment and Alternative Currency Commitment of, and the portion of the Total Outstandings held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders. For the avoidance of doubt, it is understood and agreed that if an Australian Revolving Lender or a Canadian Revolving Lender includes a Related U.S. Lender such Australian Revolving Lender or Canadian Revolving Lender shall be deemed to have a single shared Australian Revolving Commitment or Canadian Revolving Commitment, as applicable, for purposes of this definition.

         "Required Multicurrency Revolving Lenders" means, at any time, the Lenders holding in the aggregate more than 50% of (a) the unfunded Multicurrency Revolving Commitments and the outstanding Multicurrency Revolving Loans, L/C Obligations and participations therein or (b) if the Multicurrency Revolving Commitments have been terminated, the outstanding Multicurrency Revolving Loans, L/C Obligations and participations therein (with the aggregate amount of each Multicurrency Revolving Lender's risk participation and funded participation in L/C Obligations being deemed "held" by such Lender for purposes of this definition). The unfunded Multicurrency Revolving Commitments of, and the outstanding Multicurrency Revolving Loans and L/C Obligations held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Multicurrency Revolving Lenders.

         "Required Revolving Lenders" means, as of any date of determination, Revolving Lenders holding more than 50% of the sum of the (a) Total Revolving Credit Outstandings (with the aggregate amount of each Revolving Lender's risk participation and funded participation in L/C Obligations and Swing Line Loans being deemed "held" by such Revolving Lender for purposes of this definition) and (b) aggregate unused Revolving Commitments; provided that the unused Revolving Commitment of, and the portion of the Total Revolving Credit Outstandings

                                                   [Published CUSIP Number: ___]

held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Revolving Lenders.

         "Required Term B Lenders" means, as of any date of determination, Term B Lenders holding more than 50% of the Term B Facility on such date; provided that the portion of the Term B Facility held by any Defaulting Lender shall be excluded for purposes of making a determination of Required Term B Lenders.

         "Responsible Officer" means the chief executive officer, president, chief financial officer, treasurer or assistant treasurer of a Loan Party or, in the event that a Loan Party is a Dutch limited partnership, any authorized signatory of the general partner that is duly appointed in respect of such partnership, acting in its capacity as general partner of such limited partnership, and any other officer or employee of the applicable Loan Party so designated by any of the foregoing officers in a notice to the Multicurrency Administrative Agent. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party.

         "Restricted Payment" means any dividend or other distribution (whether in cash, securities or other property) with respect to any capital stock or other Equity Interest of any Person or any of its Subsidiaries, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, defeasance, acquisition, cancellation or termination of any such capital stock or other Equity Interest, or on account of any return of capital to any Person's stockholders, partners or members (or the equivalent of any thereof), or any option, warrant or other right to acquire any such dividend or other distribution or payment.

         "Reuters Screen CDOR Page" means the display designated as page CDOR on the Reuters Monitor Money Rates Service or other page as may, from time to time, replace that page on that service for the purpose of displaying bid quotations for Bankers' Acceptances accepted by leading Canadian banks.

         "Revaluation Date" means (a) with respect to any Revolving Loan, each of the following: (i) each date of a Borrowing of a Eurocurrency Rate Loan denominated in a Foreign Currency, (ii) each date of a continuation of a Eurocurrency Rate Loan denominated in a Foreign Currency pursuant to Section 2.02, (iii) the last Business Day of each month and (iv) such additional dates as the Multicurrency Administrative Agent, Canadian Administrative Agent or Australian Administrative Agent shall determine or the Required Lenders shall require; and (b) with respect to any Letter of Credit, each of the following:
(i) each date of issuance of a Letter of Credit denominated in a Foreign Syndicated Currency, (ii) each date of an amendment of any such Letter of Credit having the effect of increasing the amount thereof (solely with respect to the increased amount), (iii) each date of any payment by an L/C Issuer under any Letter of Credit denominated in a Foreign Syndicated Currency, (iv) in the case of the Existing Letters of Credit, the Closing Date, (v) the last Business Day of each month and (vi) such additional dates as the

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                                                   [Published CUSIP Number: ___]

applicable Administrative Agent or any L/C Issuer shall determine or the Required Lenders shall require.

         "Revolving Borrowing" means a borrowing consisting of simultaneous Revolving Loans of the same Type and, in the case of Eurocurrency Rate Loans, having the same Interest Period made by each of the Revolving Lenders pursuant to Section 2.01(b).

         "Revolving Commitment" means the Australian Revolving Commitment, the Canadian Revolving Commitment and the Multicurrency Revolving Commitment.

         "Revolving Facility" means the Australian Facility, the Canadian Facility and the Multicurrency Facility. The aggregate principal amount of the Revolving Facility on the Closing Date is $150,000,000.

         "Revolving Lender" means, at any time, any Lender that has a Revolving Commitment at such time.

         "Revolving Loan" means an Australian Revolving Loan, a Canadian Revolving Loan or a Multicurrency Revolving Loan.

         "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., and any successor thereto.

         "Sale and Leaseback Transaction" means, with respect to the Company and its Subsidiaries, any arrangement, directly or indirectly, with any Person whereby the Company or such Subsidiary shall sell or transfer any property used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property being sold or transferred.

         "Same Day Funds" means (a) with respect to disbursements and payments in U.S. Dollars, immediately available funds, and (b) with respect to disbursements and payments in a Foreign Currency, same day or other funds as may be determined by the Multicurrency Administrative Agent or the applicable L/C Issuer, as the case may be, to be customary in the place of disbursement or payment for the settlement of international banking transactions in the relevant Foreign Currency.

         "Sarbanes-Oxley" means the Sarbanes-Oxley Act of 2002.

         "Schedule I Lender" means any Lender named on Schedule I to the Bank Act (Canada).

         "SEC" means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.

         "Secured Cash Management Agreement" means any Cash Management Agreement that is entered into by and between the Company and any Cash Management Bank.

                                                   [Published CUSIP Number: ___]

         "Secured Hedge Agreement" means any interest rate or currency Swap Contract required or permitted under Article VI or VII that is entered into by and between the Company or any Subsidiary and any Hedge Bank.

         "Secured Parties" means, collectively, each Administrative Agent, each Collateral Agent, the Lenders, the L/C Issuers, the Hedge Banks, the Cash Management Banks, each co-agent or sub-agent appointed by any Administrative Agent from time to time pursuant to Section 9.05, and the other Persons the Obligations owing to which are or are purported to be secured by the Collateral under the terms of the Collateral Documents.

         "Secured Party Claim" means any amount which a Foreign Loan Party (other than an Australian Loan Party or a Canadian Loan Party) owes to a Secured Party under or in connection with the Loan Documents.

         "Securities Laws" means the Securities Act of 1933, the Exchange Act, Sarbanes-Oxley, and the applicable accounting and auditing principles, rules, regulations, standards and practices promulgated, approved or incorporated by the SEC or the PCAOB, in each case as amended, modified or supplemented from time to time.

         "Senior Notes" means the 9 3/4% senior unsecured notes of the Company due 2015 in an aggregate principal amount of $175,000,000 issued and sold on the Closing Date pursuant to the Senior Note Documents.

         "Senior Note Documents" means (a) the Indenture dated as of the Closing Date among the Company, the Guarantors party thereto and Wells Fargo Bank, N.A., as trustee, (b) the Senior Notes and (c) all other agreements, instruments and other documents pursuant to which the Senior Notes have been or will be issued or otherwise setting forth the terms of the Senior Notes or any refinancing, refunding, renewal or extension thereof permitted by Section 7.02(e).

         "Sharing Event" means (a) the occurrence of any Event of Default under
Section 8.01(f) or Section 8.01(g), (b) the declaration of the termination of any Commitment, or the acceleration of the maturity of any Revolving Loans, in each case in accordance with Section 8.02 or (c) the failure of the Borrowers to pay any principal of, or interest on, any Revolving Loans or any L/C Obligations on the relevant Maturity Date.

         "Signatory Officer" means (a) a Responsible Officer of a Loan Party,
(b) the supervisor of treasury services of a Loan Party and (c) any other officer or employee of the applicable Loan Party so designated by any of the Responsible Officers in a notice to the Multicurrency Administrative Agent. Any document delivered hereunder that is signed by a Signatory Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Signatory Officer shall be conclusively presumed to have acted on behalf of such Loan Party.

         "Solvent" and "Solvency" mean, with respect to any Person on any date of determination, that on such date (a) the fair value of the property of such Person is greater than the total amount

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                                                   [Published CUSIP Number: ___]

of liabilities, including contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay such debts and liabilities as they mature, (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute an unreasonably small capital, and (e) such Person is able to pay its debts and liabilities, contingent obligations and other commitments as they mature in the ordinary course of business. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

         "SPC" has the meaning specified in Section 11.06(h).

         "Special Notice Currency" means a Foreign Currency other than the currency of a country that is a member of the Organization for Economic Cooperation and Development at such time located in North America or Europe.

         "Spot Rate" for a currency means the rate reasonably determined by the Multicurrency Administrative Agent to be the rate quoted by the Person acting in such capacity as the spot rate for the purchase by such Person of such currency with another currency through its principal foreign exchange trading office at approximately 11:00 a.m. on the date two Business Days prior to the date as of which the foreign exchange computation is made; provided that the Multicurrency Administrative Agent may obtain such spot rate from another financial institution designated by the Multicurrency Administrative Agent if the Person acting in such capacity does not have as of the date of determination a spot buying rate for any such currency; and provided further that any L/C Issuer may use such spot rate quoted on the date as of which the foreign exchange computation is made in the case of any Letter of Credit denominated in a Foreign Syndicated Currency that is issued by such L/C Issuer.

         "Sterling" and "Pound Sterling " mean the lawful currency of the United Kingdom.

         "Subordinated Debt" shall mean (a) the Convertible Notes, (b) subordinated Indebtedness of any Loan Party evidenced by a Subordinated Seller Note and (c) any other any Indebtedness incurred by any Loan Party which by its terms is specifically subordinated in right of payment to the prior payment of any or all of the Obligations and contains subordination and other terms acceptable to the Multicurrency Administrative Agent.

         "Subordinated Seller Note" shall mean a promissory note issued by any Loan Party to the applicable seller as part of the consideration paid by any Loan Party to such seller in connection with a Permitted Acquisition.

         "Subsidiary" of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are

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                                                   [Published CUSIP Number: ___]

at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a "Subsidiary" or to "Subsidiaries" shall refer to a Subsidiary or Subsidiaries of the Company.

         "Swap Contract" means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a "Master Agreement"), including any such obligations or liabilities under any Master Agreement.

         "Swap Termination Value" means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a Lender or any Affiliate of a Lender).

         "Swing Line" means the revolving credit facility made available by the Swing Line Lender pursuant to Section 2.04.

         "Swing Line Borrowing" means a borrowing of a Swing Line Loan pursuant to Section 2.04.

         "Swing Line Lender" means National City Bank in its capacity as provider of Swing Line Loans, or any successor swing line lender hereunder.

         "Swing Line Loan" has the meaning specified in Section 2.04(a).

         "Swing Line Loan Notice" means a notice of a Swing Line Borrowing pursuant to Section 2.04(b), which, if in writing, shall be substantially in the form of Exhibit B.

                                                   [Published CUSIP Number: ___]

         "Swing Line Sublimit" means an amount equal to the lesser of (a) $30,000,000 and (b) the Revolving Facility. The Swing Line Sublimit is part of, and not in addition to, the Revolving Facility.

         "Swiss Available Amount" has the meaning set forth in Section 3.01(i)(i)(A).

         "Swiss Borrower" means Invacare International SARL, a Swiss corporation and wholly owned Subsidiary of the Company.

         "Swiss Collateral Documents" means a collective reference to, as amended, modified, supplemented, or restated from time to time, (a) the Swiss Security Agreement between Invacare Holdings Two B.V., as pledgor, Invacare International Sarl, as pledgor and assignor, Kuschall AG, as pledgor and assignor, and the Collateral Agent, (b) the Quota Pledge Agreement between Invacare Holdings Two B.V., as pledgor, and the Collateral Agent, and (c) such other documents executed and delivered in connection with the attachment and perfection of the security interests granted to secure the Foreign Obligations.

         "Swiss Federal Tax Authorities" means the Swiss federal tax authorities referred to in Article 34 of the Swiss Federal Act on Withholding Tax (Bunde gesetz uber die Verrechnung steuer vom 13. Oktober 1965, SR 642.21).

         "Swiss Federal Withholding Tax" means the tax levied pursuant to the Swiss Federal Act on Withholding Tax (Bunde gesetz uber die Verrechnung steuer vom 13. Oktober 1965, SR 642.21).

         "Swiss Francs" or "CHF" means Swiss francs, the lawful currency of Switzerland.

         "Swiss Guarantor" has the meaning set forth in Section 10.08(b).

         "Swiss Obligor" means the Swiss Borrower, each Swiss Guarantor and each other Foreign Guarantor.

         "Swiss Tax" means any tax, levy, impost, duty or other charge or withholding of a similar nature (including any related penalty or interest payable in connection with any failure to pay or any delay in paying the same).

         "Swiss Tax Credit" means a credit against, relief or remission for, refund or repayment of any Swiss Tax.

         "Swiss Tax Deduction" means a deduction or withholding for or an account of Swiss Tax form a payment under this Agreement.

         "Swiss Tax Payment" means either the increase in a payment made by the Swiss Borrower to a Lender under Section 3.01(i)(i) (Swiss Tax gross-up) or
Section 2.08(d) (Minimum Interest Clause) or a payment under Section 3.01(i)(iii) (Tax indemnity).

                                                   [Published CUSIP Number: ___]

         "Syndicated Currency" means U.S. Dollars and any Foreign Syndicated Currency.

         "Synthetic Debt" means, with respect to any Person as of any date of determination thereof, all obligations of such Person in respect of transactions entered into by such Person that are intended to function primarily as a borrowing of funds (including any minority interest transactions that function primarily as a borrowing) but are not otherwise included in the definition of "Indebtedness" or as a liability on the consolidated balance sheet of such Person and its Subsidiaries in accordance with GAAP.

         "Synthetic Lease Obligation" means the monetary obligation of a Person under (a) a so-called synthetic, off-balance sheet or tax retention lease, or
(b) an agreement for the use or possession of property (including sale and leaseback transactions), in each case, creating obligations that do not appear on the balance sheet of such Person but which, upon the application of any Debtor Relief Laws to such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment).

         "TARGET Day" means any day on which the Trans-European Automated Real-time Gross Settlement Express Transfer (TARGET) payment system (or, if such payment system ceases to be operative, such other payment system (if any) determined by the Multicurrency Administrative Agent to be a suitable replacement) is open for the settlement of payments in Euro.

         "Tax Confirmation" means a confirmation by a Lender that the person beneficially entitled to interest payable to that Lender in respect of an advance under a Loan Document is either: (a) a company resident in the United Kingdom for United Kingdom tax purposes; or (b) a partnership each member of which is: (i) a company so resident in the United Kingdom or (ii) a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account in computing its chargeable profits (for the purposes of section 11(2) of the Taxes Act of the United Kingdom) the whole of any share of interest payable in respect of that advance that falls to it by reason of sections 114 and 115 of the Taxes Act of the United Kingdom; or (c) a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account interest payable in respect of that advance in computing the chargeable profits (for the purposes of section 11(2) of the Taxes Act of the United Kingdom) of that company.

         "Tax Deduction" means a deduction or withholding for or on account of Taxes from a payment under a Loan Document.

         "Tax Payment" means either the increase in a payment made by a Loan Party to a Lender under Section 3.01 or a payment under Section 3.01.

          "Taxes" means all present or future taxes, levies, imposts, duties, deductions, withholdings, assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

                                                   [Published CUSIP Number: ___]

         "Ten Non-Bank Rule" means the rule pursuant to the Guidelines, and in particular circular S-02.122.1 (4.99) and circular S-02.128 (1.2000) of the Swiss Federal Tax Administration (or legislation and/or regulations addressing the same issues, which are in force at such time) according to which a Swiss issuer may not issue, at the same time, directly or indirectly (notably by way of assignment or sub-participation), collective written debt instruments (such as bonds) at identical conditions to more than ten (10) lenders other than Qualifying Swiss Banks without triggering Swiss Federal Withholding Tax on the interest payments related thereto and/or Swiss issuance stamp tax upon issuance.

         "Term B Borrowing" means a borrowing consisting of simultaneous Term B Loans of the same Type and, in the case of Eurocurrency Rate Loans, having the same Interest Period made by each of the Term B Lenders pursuant to Section 2.01(a).

         "Term B Commitment" means, as to each Term B Lender, its obligation to make Term B Loans to the Company pursuant to Section 2.01(a) in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender's name on Schedule 2.01 under the caption "Term B Commitment" or opposite such caption in the Assignment and Assumption pursuant to which such Term B Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.

         "Term B Facility" means, at any time, (a) on or prior to the Closing Date, the aggregate amount of the Term B Commitments at such time and (b) thereafter, the aggregate principal amount of the Term B Loans of all Term B Lenders outstanding at such time. The aggregate principal amount of the Term B Facility on the Closing Date is $250,000,000.

         "Term B Lender" means at any time, (a) on or prior to the Closing Date, any Lender that has a Term B Commitment at such time and (b) at any time after the Closing Date, any Lender that holds Term B Loans at such time.

         "Term B Loan" means an advance made by any Term B Lender under the Term B Facility.

         "Term B Note" means a promissory note made by the Company in favor of a Term B Lender, evidencing Term B Loans made by such Term B Lender, substantially in the form of Exhibit C-1.

         "Threshold Amount" means $15,000,000.

         "Total Australian Revolving Outstandings" means the aggregate Outstanding Amount of all Australian Revolving Loans.

         "Total Canadian Revolving Outstandings" means the aggregate Outstanding Amount of all Canadian Revolving Loans.

                                                   [Published CUSIP Number: ___]

         "Total Multicurrency Revolving Outstandings" means the aggregate Outstanding Amount of all Multicurrency Revolving Loans, Swing Line Loans and all L/C Obligations.

         "Total Outstandings" means the aggregate Outstanding Amount of all Loans and all L/C Obligations.

         "Total Revolving Credit Outstandings" means the aggregate Outstanding Amount of all Revolving Loans, Swing Line Loans and L/C Obligations.

         "Transactions" means, collectively, (a) the entering into of the Loan Documents and the funding on the Closing Date of Loans hereunder, (b) the entering into of the Convertible Note Documents and the Senior Note Documents and the issuance of the Convertible Notes and Senior Notes, (c) the repaying of certain outstanding Indebtedness (including, without limitation, Indebtedness under the Existing Credit Agreement and the Company's privately placed notes) of the Company and its Subsidiaries and the termination of any commitment with respect thereto and (d) all transactions related to the foregoing.

         "Treaty" has the meaning set forth in the definition of "Treaty State".

         "Treaty Lender" means a Lender which: (i) is treated as a resident of a Treaty State for the purposes of the Treaty; and (ii) does not carry on a business in the United Kingdom or Switzerland through a permanent establishment with which that Lender's participation in the Loan is effectively connected.

         "Treaty State" means (a) a jurisdiction having a double taxation agreement with the United Kingdom which makes provision for full exemption from tax imposed by the United Kingdom on interest and (b) a jurisdiction having a double taxation agreement (a "Treaty") with Switzerland which makes provision for full exemption (either at source upon payment of the interest or upon completion of a refund procedure) from tax imposed by Switzerland on interest (subject to the completion of any necessary procedural formalities).

         "TRICARE" means the United States Department of Defense health care program for service families including, but not limited to, TRICARE Prime, TRICARE Extra and TRICARE Standard, and any successor to or predecessor thereof.

         "Twenty Non-Bank Rule" means the rule pursuant to the Guidelines, in particular circular S-02.122.1 (4.99), circular S-02.122.2 (4.99), and circular S-02.128 (1.2000) of the Swiss Federal Tax Administration (or legislation and/or regulations addressing the same issues, which are in force at such time) according to which a Swiss issuer may not have, at any time, directly or indirectly (notably by way of assignment or sub-participation), (i) more than twenty (20) lenders other than Qualifying Swiss Banks in possession of written debt instruments (such as notes or money market claims) subject to variable conditions or (ii) more than twenty (20) creditors other than Qualifying Swiss Banks in relation to all outstanding loans or private placement without triggering Swiss Federal Withholding Tax on any interest payments and/or Swiss issuance stamp tax upon issuance, in each case in accordance with the meaning of the Guidelines.

                                                   [Published CUSIP Number: ___]


         "Type" means, with respect to a Loan, its character as a Base Rate Loan, a Eurocurrency Rate Loan or a CDOR Rate Loan.

         "UCC" means the Uniform Commercial Code as in effect in the State of New York; provided that, if perfection or the effect of perfection or non-perfection or the priority of any security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, "UCC" means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

         "Unfunded Amount" has the meaning specified in Section 2.01(e)(ii).

         "Unfunded Pension Liability" means the excess of a Pension Plan's benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that Pension Plan's assets, determined in accordance with the assumptions used for funding that Pension Plan pursuant to Section 412 of the Code for the applicable plan year.

         "United States" and "U.S." mean the United States of America.

         "Unreimbursed Amount" means the Multicurrency Unreimbursed Amount and/or the Canadian Unreimbursed Amount, as the context may require.

         "U.S. Collateral Documents" means a collective reference to the U.S. Security and Pledge Agreement, the Multicurrency Mortgages and such other documents executed and delivered in connection with the attachment and perfection of the security interests granted to secure the Obligations.

         "U.S. Dollar" and "$" mean lawful money of the United States.

         "U.S. Prime Rate" means the rate of interest in effect for such day as publicly announced from time to time by the Multicurrency Administrative Agent as its "prime rate." Such "prime rate" is a rate set by the Multicurrency Administrative Agent based upon various factors including the Multicurrency Administrative Agent's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such "prime rate" announced by the Multicurrency Administrative Agent shall take effect at the opening of business on the day specified in the public announcement of such change.

         "U.S. Security and Pledge Agreement" means the U.S. Security and Pledge Agreement dated as of the date hereof executed by the Multicurrency Loan Parties in favor of the Multicurrency Collateral Agent to secure the Obligations.

         "VAT" means value added tax as provided for in the Value Added Tax Act 1994 of the United Kingdom and any other tax of a similar nature.

                                                   [Published CUSIP Number: ___]

         "Vendor Financing" means the sale in the ordinary course of business by the Company or any of its Subsidiaries to De Lage Landen Financial Services, Inc. or any other Person that is not an Affiliate of the Company or any of its Subsidiaries of Customer Leases.

         1.02 OTHER INTERPRETIVE PROVISIONS.

         With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document:

                  (a) The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation." The word "will" shall be construed to have the same meaning and effect as the word "shall." Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document (including any Organization Document) shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Loan Document), (ii) any reference herein to any Person shall be construed to include such Person's successors and assigns, (iii) the words "herein," "hereof" and "hereunder," and words of similar import when used in any Loan Document, shall be construed to refer to such Loan Document in its entirety and not to any particular provision thereof, (iv) all references in a Loan Document to Articles, Sections, Preliminary Statements, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Preliminary Statements, Exhibits and Schedules to, the Loan Document in which such references appear, (v) any reference to any law shall include all statutory and regulatory provisions consolidating, amending, replacing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time, and (vi) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

                  (b) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including;" the words "to" and "until" each mean "to but excluding;" and the word "through" means "to and including."

                  (c) Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document.

                  1.03 ACCOUNTING TERMS.

                  (a) Generally. All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial

                                                   [Published CUSIP Number: ___]

         ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time, applied in a manner consistent with that used in preparing the Audited Financial Statements, except as otherwise specifically prescribed herein.

                  (b) Changes in GAAP. If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Company or the Required Lenders shall so request, the Multicurrency Administrative Agent, the Lenders and the Company shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Company shall provide to the Multicurrency Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP.

                  (c) Consolidation of Variable Interest Entities. All references herein to consolidated financial statements of the Company and its Subsidiaries or to the determination of any amount for the Company and its Subsidiaries on a consolidated basis or any similar reference shall, in each case, be deemed to include each variable interest entity that the Company is required to consolidate pursuant to FASB Interpretation No. 46 -- Consolidation of Variable Interest
         Entities: an interpretation of ARB No. 51 (January 2003) as if such variable interest entity were a Subsidiary as defined herein.

         1.04 ROUNDING.

         Any financial ratios required to be maintained by the Company pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).

         1.05 EXCHANGE RATES; CURRENCY EQUIVALENTS.

                  (a) The Multicurrency Administrative Agent shall determine the Spot Rates as of each Revaluation Date to be used for calculating Dollar Equivalent amounts of Credit Extensions and Outstanding Amounts denominated in Foreign Currencies. Such Spot Rates shall become effective as of such Revaluation Date and shall be the Spot Rates employed in converting any amounts between the applicable currencies until the next Revaluation Date to occur. Except for purposes of financial statements delivered by Loan Parties hereunder or calculating financial covenants hereunder or except as otherwise provided herein, the applicable amount of any currency (other than U.S.

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         Dollars) for purposes of the Loan Documents shall be such Dollar
         Equivalent amount as so determined by the Multicurrency Administrative Agent.

                  (b) Wherever in this Agreement in connection with a Borrowing, conversion, continuation or prepayment of a Eurocurrency Rate Loan or the issuance, amendment or extension of a Letter of Credit, an amount, such as a required minimum or multiple amount, is expressed in U.S. Dollars, but such Borrowing, Eurocurrency Rate Loan or Letter of Credit is denominated in a Foreign Currency, such amount shall be the relevant Foreign Currency Equivalent of such U.S. Dollar amount (rounded to the nearest unit of such Alternative Currency, with a rounding up if there is no nearest unit), as determined by the Multicurrency Administrative Agent.

         1.06 ADDITIONAL FOREIGN CURRENCIES.

                  (a) The Company may from time to time request that Eurocurrency Rate Loans be made and/or Letters of Credit be issued in a currency other than those specifically referenced in the definition of Foreign Currency; provided that such requested currency is a lawful currency (other than U.S. Dollars) that is readily available and freely transferable and convertible into U.S. Dollars. In the case of any such request with respect to the making of Eurocurrency Rate Loans, such request shall be subject to the approval of the Multicurrency Administrative Agent and the Revolving Lenders and/or the Alternative Currency Lenders, as applicable; and in the case of any such request with respect to the issuance of Letters of Credit, such request shall be subject to the approval of the Multicurrency Administrative Agent and each applicable L/C Issuer.

                  (b) Any such request shall be made to the Multicurrency Administrative Agent not later than 11:00 a.m., 10 Business Days prior to the date of the desired Credit Extension (or such other time or date as may be agreed by the Multicurrency Administrative Agent and, in the case of any such request pertaining to Letters of Credit, the applicable L/C Issuer, in its or their sole discretion). In the case of any such request pertaining to Eurocurrency Rate Loans, the Multicurrency Administrative Agent shall promptly notify each Revolving Lender thereof; and in the case of any such request pertaining to Letters of Credit, the Multicurrency Administrative Agent shall promptly notify each applicable L/C Issuer thereof. Each Revolving Lender (in the case of any such request pertaining to Eurocurrency Rate Loans) or applicable L/C Issuer (in the case of a request pertaining to Letters of Credit) shall notify the Multicurrency Administrative Agent, not later than 11:00 a.m., 10 Business Days after receipt of such request whether it consents, in its sole discretion, to the making of Eurocurrency Rate Loans or the issuance of Letters of Credit, as the case may be, in such requested currency.

                  (c) Any failure by a Revolving Lender or an L/C Issuer, as the case may be, to respond to such request within the time period specified in the preceding sentence shall be deemed to be a refusal by such Revolving Lender or such L/C Issuer, as the case may be, to permit Eurocurrency Rate Loans to be made by such Revolving Lender or Letters of Credit to be issued in such requested currency. If the Multicurrency Administrative Agent and all the Revolving Lenders consent to making Eurocurrency Rate Loans in such


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         requested currency, the Multicurrency Administrative Agent shall so notify the Company and such currency shall thereupon be deemed for all purposes to be a Foreign Currency hereunder for purposes of any Revolving Borrowings of Eurocurrency Rate Loans; and if the Multicurrency Administrative Agent and each applicable L/C Issuer consent to the issuance of Letters of Credit in such requested currency, the Multicurrency Administrative Agent shall so notify the Company and such currency shall thereupon be deemed for all purposes to be a Foreign Syndicated Currency hereunder for purposes of any Letter of Credit issuances. If the Multicurrency Administrative Agent shall fail to obtain consent to any request for an additional currency under this Section 1.06 from all Revolving Lenders or an L/C Issuer, as applicable, the Multicurrency Administrative Agent shall promptly so notify the Company. If one or more (but not all) Revolving Lenders consent to any request for an additional currency under this Section 1.06, then the Company shall have the right to request that such additional currency be deemed an Alternative Currency by providing written notice to the Multicurrency Administrative Agent (a "Request for a New Alternative Currency Facility"), which notice shall be delivered by the Multicurrency Administrative Agent to the Revolving Lenders that had consented to the original request for an additional currency.

                  (d) In the event that sufficient Revolving Lenders consent to provide Alternative Currency Commitments in response to a Request for a New Alternative Currency Facility, upon execution of the applicable Alternative Currency Addendum and the other documents, instruments and agreements required pursuant to this Agreement and such Alternative Currency Addendum, the Alternative Currency Facility shall be established. Unless a Lender is providing an Alternative Currency Commitment with respect to any Alternative Currency Facility, consent of such Lender, all of the Lenders or the Required Lenders shall not be required to establish an Alternative Currency Facility. Upon the establishment of any Alternative Currency Facility under this Section 1.06(d), the relevant Borrower may, at its option and upon ten (10) Business Days prior written notice to the Multicurrency Administrative Agent, activate the Alternative Currency Commitments established under such Alternative Currency Facility, which notice shall specify the Alternative Currency Commitment which is being activated, the amount of such activation stated in U.S. Dollars and the requested date of activation. Such activation notice may be provided to the Multicurrency Administrative Agent at the time of the Request for a New Alternative Currency Facility in the event the Borrower desires to activate the Alternative Currency Commitment immediately upon establishment of the Alternative Currency Facility in which case no waiting period shall be operative. Upon activation of such Alternative Currency Commitment of any Alternative Currency Lender, (i) Alternative Currency Loans may be made under such Alternative Currency Facility, (ii) the amount of such Alternative Currency Lender's Revolving Commitment shall be immediately reduced by the amount of such Revolving Lender's new Alternative Currency Commitment, (iii) the Revolving Facility shall be immediately reduced by the aggregate amount of such Alternative Currency Commitments, (iv) the Applicable Revolving Credit Percentage of each Revolving Lender shall be recalculated by the Multicurrency Administrative Agent taking into effect the reduced Revolving Commitment of such Alternative Currency Lender, (v) the Revolving Lenders and the applicable Borrowers shall promptly make such payments to each other as the

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         Multicurrency Administrative Agent may direct to give effect to the adjusted Applicable Revolving Credit Percentages of the Revolving Lenders with respect to the outstanding Revolving Loans at the time of such adjustments and (vi) the Borrowers shall compensate each Revolving Lender for any loss, cost or expense incurred by such Revolving Lender in connection with the foregoing adjustment to its Applicable Revolving Credit Percentage and corresponding payments in accordance with the terms of Section 3.05. After activation of any Alternative Currency Commitment, the Foreign Borrower may from time to time thereafter deactivate such Alternative Currency Commitment upon ten (10) Business Days prior written notice to the Multicurrency Administrative Agent, specifying the Alternative Currency Commitment which is being deactivated, the amount of the Alternative Currency Commitment being deactivated stated in U.S. Dollars and the requested date of such deactivation. Upon deactivation of such Alternative Currency Commitment of any Alternative Currency Lender, (A) the amount of such Alternative Currency Lender's Revolving Commitment shall be immediately increased by the amount of such Lenders Alternative Currency Commitment deactivated, (B) the Revolving Commitments shall be immediately increased by the aggregate amount of such Alternative Currency Commitments deactivated, (C) the Applicable Revolving Credit Percentage of each Lender shall be recalculated by the Multicurrency Administrative Agent taking into effect the increased Revolving Commitments, (D) the Revolving Lenders and the applicable Borrowers shall promptly make such payments to each other as the Multicurrency Administrative Agent may direct to give effect to the adjusted Applicable Revolving Credit Percentages of the Revolving Lenders with respect to the outstanding Revolving Loans at the time of such adjustments and (E) the Borrowers shall compensate each Revolving Lender for any loss, cost or expense incurred by such Revolving Lender in connection with the foregoing adjustment to its Applicable Revolving Credit Percentage and corresponding payments in accordance with the terms of Section 3.05. The Multicurrency Administrative Agent shall, upon any activation or deactivation under this Section 1.06(d), distribute a revised Schedule 2.01 to all of the Lenders which shall indicate each Lender's Revolving Commitment and, if any, Alternative Currency Commitments, together with such Lender's Applicable Percentage of the Aggregate Commitments and Revolving Commitments, which new
         Schedule 2.01 shall automatically supersede any prior Schedule 2.01. Alternative Currency Commitments may be reactivated and deactivated from time to time pursuant to this Section 1.06(d).

         1.07 CHANGE OF CURRENCY.

                  (a) Each obligation of the Borrowers to make a payment denominated in the national currency unit of any member state of the European Union that adopts the Euro as its lawful currency after the date hereof shall be redenominated into Euro at the time of such adoption (in accordance with the EMU Legislation). If, in relation to the currency of any such member state, the basis of accrual of interest expressed in this Agreement in respect of that currency shall be inconsistent with any convention or practice in the London interbank market for the basis of accrual of interest in respect of the Euro, such expressed basis shall be replaced by such convention or practice with effect from the date on which such member state adopts the Euro as its lawful currency; provided that if any

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         Revolving Borrowing in the currency of such member state is outstanding immediately prior to such date, such replacement shall take effect, with respect to such Borrowing, at the end of the then current Interest Period. Each provision of this Agreement shall be subject to such reasonable changes of construction as the Multicurrency Administrative Agent may from time to time specify to be appropriate to reflect the adoption of the Euro by any member state of the European Union and any relevant market conventions or practices relating to the Euro.

                  (b) Each provision of this Agreement also shall be subject to such reasonable changes of construction as the Multicurrency Administrative Agent may from time to time specify to be appropriate to reflect a change in currency of any other country and any relevant market conventions or practices relating to the change in currency.

         1.08 TIMES OF DAY.

         Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable).

         1.09 LETTER OF CREDIT AMOUNTS.

         Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the Dollar Equivalent of the stated amount of such Letter of Credit in effect at such time; provided, however, that with respect to any Letter of Credit that, by its terms or the terms of any Issuer Document related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit shall be deemed to be the Dollar Equivalent of the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time.

         1.10 DUTCH TERMS.

         In this Agreement, where it relates to a Dutch entity, a reference to:

         (a) a "necessary corporate action to authorize" where applicable, includes without limitation:

                           (i) any action required to comply with the Works
                  Councils Act of the Netherlands (Wet op de ondernemingsraden); and

                           (ii) obtaining an unconditional positive advice
                  (advies) from the competent works council(s);

         (b) a Lien includes any mortgage (hypotheek), pledge (pandrecht), retention of title arrangement (eigendomsvoorbehoud), privilege (voorrecht), right of retention (recht van retentie), right to reclaim goods (recht van reclame), and, in general, any right in rem (beperkt recht), created for the purpose of granting security (goederenrechtelijk zekerheidsrecht); i)

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      (c) a "winding-up", "administration" or "dissolution" includes a Dutch entity being declared bankrupt (failliet verklaard) or dissolved (ontbonden);

      (d) a "moratorium" includes surseance van betaling and "a moratorium is declared" or "occurs" includes surseance verleend;

      (e) any "step" or "procedure" taken in connection with insolvency proceedings includes a Dutch entity having filed a notice under Section 36 of the Tax Collection Act of the Netherlands (Invorderingswet 1990);

      (f) a "trustee in bankruptcy" includes a curator;

      (g) an "administrator" includes a bewindvoerder; and

      (h) an "attachment" includes a beslag.


                                   ARTICLE II
                      THE COMMITMENTS AND CREDIT EXTENSIONS

      2.01  THE LOANS.

            (a) The Term B Borrowing. Subject to the terms and conditions set forth herein, each Term B Lender severally agrees to make a single loan to the Company in U.S. Dollars on the Closing Date in an amount not to exceed such Term B Lender's Term B Commitment. The Term B Borrowing shall consist of Term B Loans made simultaneously by the Term B Lenders in accordance with their respective Term B Commitments. Amounts borrowed under this
      Section 2.01(a) and repaid or prepaid may not be reborrowed. Term B Loans may be Base Rate Loans or Eurocurrency Rate Loans as further provided herein.

            (b) The Multicurrency Revolving Borrowings. Subject to the terms and conditions set forth herein, each Multicurrency Revolving Lender severally agrees to make revolving loans (each such loan, a "Multicurrency Revolving Loan") to the Borrowers in one or more Syndicated Currencies from time to time, on any Business Day during the Multicurrency Availability Period, in an aggregate amount not to exceed at any time outstanding the amount of such Multicurrency Revolving Lender's Multicurrency Revolving Commitment; provided, however, that after giving effect to any Multicurrency Revolving Borrowing, (i) the Total Multicurrency Revolving Outstandings shall not exceed the Multicurrency Facility, (ii) the aggregate Outstanding Amount of Multicurrency Revolving Loans of any Multicurrency Revolving Lender, plus such Multicurrency Revolving Lender's Applicable Percentage of the Outstanding Amount of all L/C Obligations, plus such Multicurrency Revolving Lender's Applicable Percentage of the Outstanding Amount of all Swing Line Loans shall not exceed such Multicurrency Revolving Lender's Multicurrency Revolving Commitment, (iii) the Total Revolving Credit Outstandings shall not exceed the Revolving Facility, (iv) the aggregate

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      Outstanding Amount of all Foreign Currency Loans made to the Borrowers shall not exceed the Foreign Currency Sublimit and (v) the Outstanding Amount of Multicurrency Revolving Loans denominated in Foreign Syndicated Currencies shall not exceed $40,000,000 (as such amount may be modified from time to time pursuant to Section 2.01(f)). Within the limits of the Multicurrency Revolving Commitments, and subject to the other terms and conditions hereof, the Company may borrow under this Section 2.01(b), prepay under Section 2.05(a), and reborrow under this Section 2.01(b). Multicurrency Revolving Loans denominated in U.S. Dollars may be Base Rate Loans or Eurocurrency Rate Loans and Multicurrency Revolving Loans denominated in a Foreign Syndicated Currency may be Eurocurrency Rate Loans, in each case as further provided herein. All Borrowings of Multicurrency Revolving Loans made on the Closing Date shall be made as Base Rate Loans (except for Multicurrency Revolving Loans denominated in a Foreign Syndicated Currency, which shall be made on the Closing Date as Eurocurrency Rate Loans with an Interest Period of one month) and may not exceed $50,000,000.

            (c) Australian Revolving Loans. Subject to the terms and conditions set forth herein, each Australian Revolving Lender severally agrees to make revolving loans (each such loan, an "Australian Revolving Loan") to the Australian Borrower in Australian Dollars or in U.S. Dollars from time to time, on any Business Day during the Australian Availability Period, in an aggregate amount not to exceed at any time outstanding the amount of such Australian Revolving Lender's Australian Revolving Commitment; provided, however, that after giving effect to any Australian Revolving Borrowing, (i) the Total Australian Revolving Outstandings shall not exceed the Australian Facility, (ii) the aggregate Outstanding Amount of Australian Revolving Loans of any Australian Revolving Lender shall not exceed such Australian Revolving Lender's Australian Revolving Commitment and (iii) the Total Revolving Credit Outstandings shall not exceed the Revolving Facility. Within the limits of each Australian Revolving Lender's Australian Revolving Commitment, and subject to the other terms and conditions hereof, the Australian Borrower may borrow under this
      Section 2.01, prepay under Section 2.05, and reborrow under this Section
      2.01. Australian Revolving Loans may be Eurocurrency Rate Loans, as further provided herein; provided, however, all Borrowings of Australian Revolving Loans made on the Closing Date shall be made as Eurocurrency Rate Loans with an Interest Period of one month. The Australian Revolving Lenders will make the Australian Revolving Loans pursuant to this Section
      2.01 in accordance with Part II of Schedule 2.01.

            (d) Canadian Revolving Loans. Subject to the terms and conditions set forth herein, each Canadian Revolving Lender severally agrees to make revolving loans (each such loan, a "Canadian Revolving Loan") to the Canadian Borrower in Canadian Dollars or in U.S. Dollars from time to time, on any Business Day during the Canadian Availability Period, in an aggregate amount not to exceed at any time outstanding the amount of such Canadian Revolving Lender's Canadian Revolving Commitment; provided, however, that after giving effect to any Canadian Revolving Borrowing, (i) the Total Canadian Revolving Outstandings shall not exceed the Canadian Facility, (ii) the aggregate Outstanding Amount of Canadian Revolving Loans of any Canadian Revolving

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      Lender shall not exceed such Canadian Revolving Lender's Canadian
      Revolving Commitment and (iii) the Total Revolving Credit Outstandings shall not exceed the Revolving Facility. Within the limits of each Canadian Revolving Lender's Canadian Revolving Commitment, and subject to the other terms and conditions hereof, the Canadian Borrower may borrow under this Section 2.01, prepay under Section 2.05, and reborrow under this Section 2.01. Canadian Revolving Loans may be Base Rate Loans, Eurocurrency Rate Loans or CDOR Rate Loans, as further provided herein; provided, however, all Borrowings of Canadian Revolving Loans made on the Closing Date shall be made as Base Rate Loans. Notwithstanding any provision herein to the contrary, (A) Canadian Revolving Loans shall be denominated only in Canadian Dollars and U.S. Dollars and (B) all CDOR Rate Loans shall be denominated in Canadian Dollars. The Canadian Revolving Lenders will make the Canadian Revolving Loans pursuant to this
      Section 2.01 in accordance with Part III of Schedule 2.01.

            (e) Alternative Currency Borrowings.

                  (i) Subject to the terms and conditions of this Agreement and the applicable Alternative Currency Addendum, from and including the later of the date of this Agreement and the date of execution of the applicable Alternative Currency Addendum and prior to the Maturity Date with respect to the Revolving Facility (unless an earlier termination date shall be specified in the applicable Alternative Currency Addendum), the applicable Alternative Currency Lenders severally agree, on the terms and conditions set forth in this Agreement and in the applicable Alternative Currency Addendum, to make Alternative Currency Loans under such Alternative Currency Addendum to the Borrower party to such Alternative Currency Addendum from time to time in the applicable Alternative Currency, in an amount not to exceed each such Alternative Currency Lender's applicable Alternative Currency Commitment; provided, however, that after giving effect to any Alternative Currency Loan, (i) the aggregate Outstanding Amount of all Foreign Currency Loans made to the Borrowers shall not exceed the Foreign Currency Sublimit and
            (ii) the aggregate Outstanding Amount of the Alternative Currency Loans for any specific Alternative Currency shall not exceed the maximum amount specified as the maximum amount for such Alternative Currency in the applicable Alternative Currency Addendum. Subject to the terms of this Agreement and the applicable Alternative Currency Addendum, the Borrowers may borrow, repay and reborrow Alternative Currency Loans at any time prior to the Maturity Date.

                  (ii) If and to the extent any Alternative Currency Lender
            shall not make its pro rata portion of any Alternative Currency Loan available to the Multicurrency Administrative Agent, the Multicurrency Administrative Agent may (but shall not be obligated to) make such amount available to the relevant Borrower, and such Alternative Currency Lender agrees to pay to the Multicurrency Administrative Agent forthwith on demand such amount together with interest thereon, for each day from the date such amount is made available to such Borrower by the Multicurrency Administrative Agent until the date such

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            amount is repaid to the Multicurrency Administrative Agent, at a rate per annum equal to the Multicurrency Administrative Agent's cost of funds for such day for the first three days and, thereafter, the interest rate applicable to the relevant Alternative Currency Loan. If for any reason any applicable Alternative Currency Lender fails to fund its Applicable Percentage of any Alternative Currency Loan at the time required under this Agreement and the applicable Alternative Currency Addendum (the amount of such unfunded Applicable Percentage being hereinafter referred to as the "Unfunded Amount"), the Multicurrency Administrative Agent shall be entitled to receive, retain and apply against such Unfunded Amount the principal and interest otherwise payable to such Alternative Currency Lender under this Agreement until the Multicurrency Administrative Agent receives such Unfunded Amount from such Alternative Currency Lender or such Unfunded Amount is otherwise fully satisfied. In addition to the foregoing, if for any reason any Alternative Currency Lender fails to fund its Applicable Percentage of any Alternative Currency Loan at the time required under this Agreement and the applicable Alternative Currency Addendum, such Alternative Currency Lender shall be deemed, at the option of the Multicurrency Administrative Agent, to have unconditionally and irrevocably purchased from the Multicurrency Administrative Agent, without recourse or warranty, an undivided interest in and participation in the applicable Alternative Currency Loan in the amount of such Alternative Currency Lender's Applicable Percentage thereof under this Agreement and the applicable Alternative Currency Addendum, and such interest and such participation may be recovered from such Alternative Currency Lender together with interest thereon at a rate per annum equal to the Multicurrency Administrative Agent's cost of funds for such day for the first three days and, thereafter, the interest rate applicable to the relevant Loan during the period commencing on the date of demand by the Multicurrency Administrative Agent and ending on the date such funding shortfall is fully satisfied.

                  (iii) Except as otherwise required by applicable law, in no event shall the Multicurrency Administrative Agent or Alternative Currency Lenders have the right to accelerate the Alternative Currency Loans outstanding under any Alternative Currency Addendum or to terminate their Alternative Currency Commitments (if any) thereunder to make Alternative Currency Loans prior to the stated termination date in respect thereof, except that such Multicurrency Administrative Agent and Alternative Currency Lenders shall, in each case, have such rights upon an acceleration of the Loans and a termination of the Commitments pursuant to Section 8.02.

            (f) Conversion of Commitments. The Company shall have the right, at the expense of the Company, to request one or more Revolving Lenders to convert a Multicurrency Revolving Commitment, Canadian Revolving Commitment or Australian Revolving Commitment into another form of Revolving Commitment (a "Commitment Conversion Request"). Upon the consent of any such Revolving Lender to a Commitment Conversion Request, the Multicurrency Administrative Agent and the

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      Principal L/C Issuer, and without the need for consent from any other
      Administrative Agent or Lender, such Revolving Lender's Multicurrency Revolving Commitment, Canadian Revolving Commitment or Australian Revolving Commitment, as applicable and in an amount mutually agreed upon by the Company, such Revolving Lender, the Multicurrency Administrative Agent and the Principal L/C Issuer, shall be converted to a Multicurrency Revolving Commitment, Canadian Revolving Commitment or Australian Revolving Commitment, as applicable. In connection with any such conversion, (i) any limitation on the aggregate amount of Multicurrency Revolving Commitments, Canadian Revolving Commitments and Australian Revolving Commitments shall automatically be increased or decreased, as applicable, to account for such conversion without any the consent of the Administrative Agents or Lenders, so long as, after giving effect thereto, the aggregate amount of Multicurrency Revolving Commitments, Canadian Revolving Commitments, Australian Revolving Commitments and Alternative Currency Commitments does not exceed the Foreign Currency Sublimit, (ii) the outstanding Credit Extensions of the Revolving Lenders shall be adjusted (through payments from or to each such Revolving Lender that is impacted) so that the converting Revolving Lender's Applicable Percentage of the outstanding Multicurrency Revolving Loans, Canadian Revolving Loans and Australian Revolving Loans correctly reflects the new amounts of its Revolving Commitments and (iii) the Company shall pay all costs associated with the foregoing in accordance with the terms of Section 3.05.

      2.02 Borrowings, Conversions and Continuations of Loans.

            (a) (i) With respect to Multicurrency Revolving Loans and the Term B Loan, each Borrowing, each conversion of Term B Loans or Multicurrency Revolving Loans from one Type to the other, and each continuation of Eurocurrency Rate Loans shall be made upon the Company's irrevocable notice to the Multicurrency Administrative Agent, which may be given by telephone. Each such notice must be received by the Multicurrency Administrative Agent not later than 11:00 a.m. (A) three Business Days prior to the requested date of any Borrowing of, conversion to or continuation of Eurocurrency Rate Loans denominated in U.S. Dollars or of any conversion of Eurocurrency Rate Loans denominated in U.S. Dollars to Base Rate Loans, (B) four Business Days (or five Business Days in the case of a Special Notice Currency) prior to the requested date of any Borrowing or continuation of Eurocurrency Rate Loans or Base Rate Loans denominated in Foreign Currencies, and (C) on the requested date of any Borrowing of Base Rate Loans denominated in U.S. Dollars; provided, however, that if the Company wishes to request Eurocurrency Rate Loans having an Interest Period other than one, two, three or six months in duration as provided in the definition of "Interest Period", the applicable notice must be received by the Multicurrency Administrative Agent not later than 11:00 a.m. (1) four Business Days prior to the requested date of such Borrowing, conversion or continuation of Eurocurrency Rate Loans denominated in U.S. Dollars, or (2) five Business Days (or six Business days in the case of a Special Notice Currency) prior to the requested date of such Borrowing, conversion or continuation of Eurocurrency Rate Loans or Base Rate Loans denominated in Foreign Currencies, whereupon the Multicurrency Administrative Agent shall give prompt notice to the Lenders of such request and determine whether the requested

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
                                                  [Published CUSIP Number: ____]


      Interest Period is acceptable to all of them. Not later than 11:00 a.m.
      (x) three Business Days before the requested date of such Borrowing, conversion or continuation of Eurocurrency Rate Loans denominated in U.S. Dollars, or (y) four Business Days (or five Business days in the case of a Special Notice Currency) prior to the requested date of such Borrowing, conversion or continuation of Eurocurrency Rate Loans or Base Rate Loan denominated in Foreign Currencies, the Multicurrency Administrative Agent shall notify the Company (which notice may be by telephone) whether or not the requested Interest Period has been consented to by all the Lenders. Each telephonic notice by the Company pursuant to this Section 2.02(a) must be confirmed promptly by delivery to the Multicurrency Administrative Agent of a written Committed Loan Notice, appropriately completed and signed by a Signatory Officer of the Company. Each Borrowing of, conversion to or continuation of Eurocurrency Rate Loans shall be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof; provided that any Borrowing of, conversion to or continuation of Eurocurrency Rate Loans by the Swiss Borrower may be in a principal amount of $1,000,000 or a whole multiple of $1,000,000 in excess thereof. Except as provided in Sections 2.03(c) and 2.04(c), each Borrowing of or conversion to Base Rate Loans denominated in U.S. Dollars shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof.

                  (ii) With respect to Australian Revolving Loans, each
            Borrowing and each continuation of Eurocurrency Rate Loans shall be made upon the Australian Borrower's irrevocable notice to the Australian Administrative Agent, which may be given by telephone. Each such notice must be received by the Australian Administrative Agent not later than 11:00 a.m. (Sydney time) (A) three Business Days prior to the requested date of any Borrowing of, or continuation of, Eurocurrency Rate Loans that are Australian Revolving Loans denominated in Australian Dollars and (B) on the requested date of any Australian Revolving Borrowing of Base Rate Loans. Each telephonic notice by the Company pursuant to this
            Section 2.02(a)(ii) must be confirmed promptly by delivery to the Australian Administrative Agent of a written Committed Loan Notice, appropriately completed and signed by a Signatory Officer of the Company. Each Borrowing of or continuation of Eurocurrency Rate Loans that are Australian Revolving Loans shall be in a principal amount of A$5,000,000 or a whole multiple of A$1,000,000 in excess thereof.

                  (iii) With respect to Canadian Revolving Loans, each
            Borrowing, each conversion of Canadian Revolving Loans from one Type to the other, each conversion of Base Rate Loans to CDOR Rate Loans, and each continuation of Eurocurrency Rate Loans or CDOR Rate Loans shall be made upon the applicable Borrower's irrevocable notice to the Multicurrency Administrative Agent, which may be given by telephone. Each such notice must be received by the Multicurrency Administrative Agent not later than (A)11:00 a.m. three Business Days prior to the requested date of any Borrowing of, conversion to or continuation of, Eurocurrency Rate Loans that are Canadian Revolving Loans denominated in U.S. Dollars, or of any conversion of Eurocurrency Rate Loans that are Canadian Revolving Loans denominated in U.S. Dollars to Base Rate

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                                                  [Published CUSIP Number: ____]


            Loans denominated in U.S. Dollars, (B) 12:00 p.m. three Business Days prior to the requested date of any Borrowing of, or continuation of, any CDOR Rate Loan or conversion of any Base Rate Loan to a CDOR Rate Loan, (C) 10:00 a.m. on the requested date of a Canadian Revolving Borrowing of Base Rate Loans denominated in Canadian Dollars and (D) 11:00 a.m. one Business Day prior to the requested date of any Canadian Revolving Borrowing of Base Rate Loans denominated in U.S. Dollars. Each telephonic notice by the applicable Borrower pursuant to this Section 2.02(a)(iii) must be confirmed promptly by delivery to the Multicurrency Administrative Agent of a written Committed Loan Notice, appropriately completed and signed by a Signatory Officer of the applicable Borrower. Each Borrowing of, conversion to or continuation of Eurocurrency Rate Loans or CDOR Rate Loans that are Canadian Revolving Loans denominated in Canadian Dollars shall be in a principal amount of CAN$5,000,000 or a whole multiple of CAN$1,000,000 in excess thereof, and each Borrowing of, conversion to or continuation of Eurocurrency Rate Loans that are Canadian Revolving Loans denominated in U.S. Dollars shall be in a principal amount of US$5,000,000 or a whole multiple of US$1,000,000 in excess thereof. Each Borrowing of, or conversion to, Base Rate Loans that are Canadian Revolving Loans denominated in Canadian Dollars shall be in a principal amount of CAN$1,000,000 or a whole multiple of CAN$500,000 in excess thereof, and each Borrowing of, conversion to or continuation of Base Rate Loans that are Canadian Revolving Loans denominated in U.S. Dollars shall be in a principal amount of US$1,000,000 or a whole multiple of US$500,000 in excess thereof. Each Borrowing of, conversion to or continuation of CDOR Rate Loans shall be in a principal face amount of CAN$5,000,000 or a whole multiple of CAN$1,000,000 in excess thereof. If the date upon which a Base Rate Loan that is a Canadian Revolving Loan is to be converted to a CDOR Rate Loan is not a Business Day, then such conversion shall be made on the next succeeding Business Day and during the period from such last day of a CDOR Period and during the period to such succeeding Business Day such Canadian Revolving Loan shall bear interest as if it were a Base Rate Loan.

            (b) Each Committed Loan Notice (whether telephonic or written) shall specify (i) the applicable Borrower, (ii) whether the applicable Borrower is requesting a Multicurrency Revolving Borrowing, an Australian Revolving Borrowing, a Canadian Revolving Borrowing, a Term B Loan Borrowing, a conversion of the Term B Loan or the applicable Revolving Loans from one Type to the other, or a continuation of Eurocurrency Rate Loans or CDOR Rate Loans, (iii) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iv) the principal amount of Loans to be borrowed, converted or continued, (v) the Type of Loans to be borrowed or to which existing Loans are to be converted, (vi) the currency of the Loans to be borrowed, (vii) with respect to any Canadian Revolving Borrowing, whether such Canadian Revolving Borrowing shall be comprised of CDOR Rate Loans and the CDOR Period therefor and (viii) if applicable, the duration of the Interest Period with respect thereto. If the Company, the Australian Borrower or the Canadian Borrower fails to specify a currency in a Committed Loan Notice, then the Loans so requested shall be

                                                  [Published CUSIP Number: ____]


            made in U.S. Dollars to the Company, Australian Dollars to the Australian Borrower or Canadian Dollars to the Canadian Borrower, as applicable. If a Borrower fails to specify a Type of Loan in a Committed Loan Notice or if a Borrower fails to give a timely notice requesting a conversion or continuation, then the applicable Loans shall be made as, or converted to, Base Rate Loans; provided, however, that in the case of a failure to timely request a continuation of Loans denominated in a Foreign Syndicated Currency, such Loans shall be continued as Eurocurrency Rate Loans in their original currency with an Interest Period of one month. Any such automatic conversion to Base Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Eurocurrency Rate Loans or last day of the CDOR Period then in effect with respect to the CDOR Rate Loan. If a Borrower requests a Borrowing of, conversion to, or continuation of Eurocurrency Rate Loans in any such Committed Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month. No Loan may be converted into or continued as a Loan denominated in a different currency, but instead must be prepaid in the original currency of such Loan and reborrowed in the other currency. If a Borrower requests a Borrowing of, conversion to, or continuation of Eurocurrency Rate Loans in any such Committed Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month. No Loan may be converted into or continued as a Loan denominated in a different currency, but instead must be prepaid in the original currency of such Loan and reborrowed in the other currency. If the Canadian Borrower requests a CDOR Rate Loan, but fails to specify a CDOR Period, it will be deemed to have specified a CDOR Period of one month. If the Canadian Borrower request that a CDOR Rate Loan be continued at the end of the CDOR Period with respect thereto, such CDOR Rate Loan shall roll over into the new CDOR Period and shall be continued in the amount outstanding at the end of such CDOR Period, without any repayment and readvance of such CDOR Rate Loan.

                  (c) Following receipt of a Committed Loan Notice, the
            applicable Administrative Agent shall promptly notify each applicable Lender of the amount (and currency) of its Applicable Percentage under the applicable Facility of the applicable Loans, and if no timely notice of a conversion or continuation is provided by the applicable Borrower, such Administrative Agent shall notify each applicable Lender of the details of any automatic conversion to Base Rate Loans or continuation of Multicurrency Revolving Loans denominated in a Foreign Syndicated Currency, as applicable, in each case as described in the preceding subsection. In the case of any Multicurrency Revolving Borrowing, each Multicurrency Revolving Lender shall make the amount of its Loan available to the Multicurrency Administrative Agent in immediately available funds at the Multicurrency Administrative Agent's Office not later than 1:00 p.m. on the Business Day specified in the applicable Committed Loan Notice. In the case of any Australian Revolving Borrowing, each Australian Revolving Lender shall make the amount of its Australian Revolving Loan available to the Australian Administrative Agent in immediately available funds at the Australian Administrative Agent's Office for the applicable currency not later than 11:00 a.m. (Sydney time), on the Business Day specified in the applicable Committed Loan Notice. In the case of any Canadian Revolving Borrowing, each Canadian Revolving Lender shall make the amount

                                                  [Published CUSIP Number: ____]


            of its Canadian Revolving Loan available to the Canadian Administrative Agent in immediately available funds at the Canadian Administrative Agent's Office for the applicable currency not later than 1:00 p.m. (Toronto time), on the Business Day specified in the applicable Committed Loan Notice. Upon satisfaction of the applicable conditions set forth in Section 4.02 (and, if such Borrowing is the initial Credit Extension, Section 4.01), the applicable Administrative Agent shall make all funds so received available to the applicable Borrower in like funds as received by the applicable Administrative Agent either by (i) crediting the account of the applicable Borrower on the books of National City Bank (including National City Bank, Canada Branch, as applicable) with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) such Administrative Agent by the applicable Borrower; provided, however, that if, on the date of a Borrowing of Multicurrency Revolving Loans, there are Multicurrency L/C Borrowings outstanding, then the proceeds of such Multicurrency Revolving Borrowing, first, shall be applied to the payment in full of any such Multicurrency L/C Borrowings, and second, shall be made available to the Company as provided above.

                  (d) Except as otherwise provided herein, (i) a Eurocurrency
            Rate Loan may be continued or converted only on the last day of an Interest Period for such Eurocurrency Rate Loan and (ii) a CDOR Rate Loan may be continued or converted only on the last day of a CDOR Period for such CDOR Rate Loan. During the existence of a Default or Event of Default, no Loans may be requested as, converted to or continued as Eurocurrency Rate Loans (whether in U.S. Dollars or any Foreign Currency) or CDOR Rate Loan without the consent of (A) with respect to Term B Loans, the Required Term B Lenders, (B) with respect to Loans denominated in Syndicated Foreign Currencies, the Required Revolving Lenders, (C) with respect to Loans denominated in Australian Dollars, the Required Australian Revolving Lenders, (D) with respect to Loans denominated in Canadian Dollars, the Required Canadian Revolving Lenders and (E) with respect to Loans denominated in an Alternative Currency, the Required Alternative Currency Lenders with respect to the Alternative Currency Facility under which such Loans were made. During the existence of an Event of Default, (1) the Required Revolving Lenders, the Required Australian Revolving Lenders, the Required Canadian Revolving Lenders or the Required Alternative Currency Lenders, as applicable, may demand that any or all of the then outstanding Eurocurrency Rate Loans denominated in a Foreign Syndicated Currency, Australian Dollars or an Alternative Currency, respectively, be prepaid, or redenominated into U.S. Dollars in the amount of the Dollar Equivalent thereof, on the last day of the then current Interest Period with respect thereto and (2) the Required Canadian Revolving Lenders may demand any or all of the then outstanding Eurocurrency Rate Loans denominated in U.S. Dollars be redenominated into Canadian Dollars.

                  (e) The applicable Administrative Agent shall promptly notify the applicable Borrower and the applicable Lenders of the interest rate applicable to any Interest Period for Eurocurrency Rate Loans or to any CDOR Period for any CDOR Rate Loan upon determination of such interest rate. At any time that Base Rate Loans are outstanding, the applicable Administrative Agent shall notify the applicable Borrower and the applicable

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                                                  [Published CUSIP Number: ____]


            Lenders of any change in prime rate as determined by the applicable Administrative Agent used in determining the Base Rate promptly following the public announcement of such change.

                  (f) After giving effect to all Term B Borrowings, all
            conversions of Term B Loans from one Type to the other, and all continuations of Term B Loans as the same Type, there shall not be more than 5 Interest Periods in effect in respect of the Term B Facility. After giving effect to all Revolving Borrowings, all conversions of Revolving Loans from one Type to the other, and all continuations of Revolving Loans as the same Type, there shall not be more than 15 Interest Periods in effect in respect of the Revolving Facility.

                  (g) Each of the Australian Administrative Agent, Canadian
            Administrative Agent and L/C Issuers (other than the Principal L/C Issuer) shall provide the Multicurrency Administrative Agent with monthly reports detailing the outstanding Australian Revolving Loans, Canadian Revolving Loans and Letters of Credit, as applicable.

      2.03 Letters of Credit.

            (a) The Letter of Credit Commitment.

                  (i) Subject to the terms and conditions set forth herein, (A)
            each applicable Multicurrency L/C Issuer agrees, in reliance upon the agreements of the Multicurrency Revolving Lenders set forth in this Section 2.03, (1) from time to time on any Business Day during the period from the Closing Date until the Letter of Credit Expiration Date, to issue Multicurrency Letters of Credit denominated in U.S. Dollars or in one or more Syndicated Foreign Currencies for the account of the Company or its Subsidiaries, and to amend or extend Multicurrency Letters of Credit previously issued by it, in accordance with subsection (b) below, and (2) to honor drawings under the Multicurrency Letters of Credit; and (B) the Multicurrency Revolving Lenders severally agree to participate in Multicurrency Letters of Credit issued for the account of the Company or its Subsidiaries and any drawings thereunder; provided that after giving effect to any Multicurrency L/C Credit Extension with respect to any Multicurrency Letter of Credit, (x) the Total Revolving Credit Outstandings shall not exceed the Multicurrency Facility, (y) the aggregate Outstanding Amount of the Revolving Loans of any Multicurrency Revolving Lender, plus such Multicurrency Revolving Lender's Applicable Revolving Credit Percentage of the Outstanding Amount of all Multicurrency L/C Obligations, plus such Lender's Applicable Revolving Credit Percentage of the Outstanding Amount of all Swing Line Loans shall not exceed such Lender's Revolving Commitment, and (z) the Outstanding Amount of the Multicurrency L/C Obligations shall not exceed the Multicurrency Letter of Credit Sublimit. Each request by the Company for the issuance or amendment of a Multicurrency Letter of Credit shall be deemed to be a representation by the Company that the Multicurrency L/C Credit Extension so

                                                  [Published CUSIP Number: ____]


            requested complies with the conditions set forth in the proviso to the preceding sentence. Within the foregoing limits, and subject to the terms and conditions hereof, the Company's ability to obtain Multicurrency Letters of Credit shall be fully revolving, and accordingly the Company may, during the foregoing period, obtain Multicurrency Letters of Credit to replace Multicurrency Letters of Credit that have expired or that have been drawn upon and reimbursed. All Existing Letters of Credit shall be deemed to have been issued pursuant hereto, and from and after the Closing Date shall be subject to and governed by the terms and conditions hereof.

                  (ii) Subject to the terms and conditions set forth herein, (A)
            each applicable Canadian L/C Issuer agrees, in reliance upon the agreements of the Canadian Revolving Lenders set forth in this
            Section 2.03, (1) from time to time on any Business Day during the period from the Closing Date until the Letter of Credit Expiration Date, to issue Canadian Letters of Credit denominated in Canadian Dollars for the account of the Canadian Borrower or any Subsidiary organized in Canada, and to amend or extend Canadian Letters of Credit previously issued by it, in accordance with subsection (b) below, and (2) to honor drawings under the Canadian Letters of Credit; and (B) the Canadian Revolving Lenders severally agree to participate in Canadian Letters of Credit issued for the account of the Company or its Subsidiaries and any drawings thereunder; provided that after giving effect to any Canadian L/C Credit Extension with respect to any Canadian Letter of Credit, (x) the Total Revolving Credit Outstandings shall not exceed the Revolving Facility, (y) the aggregate Outstanding Amount of the Canadian Revolving Loans of any Canadian Revolving Lender, plus such Canadian Revolving Lender's Applicable Percentage of the Outstanding Amount of all Canadian L/C Obligations shall not exceed such Lender's Canadian Revolving Commitment, and (z) the Outstanding Amount of the Canadian L/C Obligations shall not exceed the Canadian Letter of Credit Sublimit. Each request by the Canadian Borrower for the issuance or amendment of a Canadian Letter of Credit shall be deemed to be a representation by the Canadian Borrower that the Canadian L/C Credit Extension so requested complies with the conditions set forth in the proviso to the preceding sentence. Within the foregoing limits, and subject to the terms and conditions hereof, the Canadian Borrower's ability to obtain Canadian Letters of Credit shall be fully revolving, and accordingly the Canadian Borrower may, during the foregoing period, obtain Canadian Letters of Credit to replace Canadian Letters of Credit that have expired or that have been drawn upon and reimbursed.

                  (iii) No L/C Issuer shall issue any Letter of Credit if:

                        (A) subject to Section 2.03(b)(iii), the expiry date of
                  such requested Letter of Credit would occur more than twelve months after the date of issuance or last extension, unless the Required Multicurrency Revolving Lenders or the Required Canadian Revolving Lenders, as applicable, have approved such expiry date; or

                                                  [Published CUSIP Number: ____]


                        (B) the expiry date of such requested Letter of Credit
                  would occur after the Letter of Credit Expiration Date, unless all the Multicurrency Revolving Lenders or the Canadian Revolving Lenders, as applicable, have approved such expiry date.

                  (iv) No L/C Issuer shall be under any obligation to issue any
            Letter of Credit if:

                        (A) any order, judgment or decree of any Governmental
                  Authority or arbitrator shall by its terms purport to enjoin or restrain such L/C Issuer from issuing such Letter of Credit, or any Law applicable to such L/C Issuer or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over such L/C Issuer shall prohibit, or request that such L/C Issuer refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such L/C Issuer with respect to such Letter of Credit any restriction, reserve or capital requirement (for which such L/C Issuer is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon such L/C Issuer any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which such L/C Issuer in good faith deems material to it;

                        (B) except as otherwise agreed by the Multicurrency
                  Administrative Agent or the Canadian Administrative Agent, as applicable, and such L/C Issuer, such Letter of Credit is in an initial stated amount less than $35,000, in the case of a commercial Letter of Credit, or $500,000, in the case of a standby Letter of Credit;

                        (C) except as otherwise agreed by (x) with respect to
                  Multicurrency Letters of Credit, the Multicurrency Administrative Agent and such L/C Issuer, such Multicurrency Letter of Credit is to be denominated in a currency other than U.S. Dollars or a Foreign Syndicated Currency and (y) with respect to Canadian Letters of Credit, the Canadian Administrative Agent and such Canadian L/C Issuer, such Canadian Letter of Credit is to be denominated in a currency other than Canadian Dollars;

                        (D) such L/C Issuer does not as of the issuance date of
                  such requested Letter of Credit issue Letters of Credit in the requested currency; or

                        (E) a default of any Multicurrency Revolving Lender's or
                  Canadian Revolving Lender's obligations, as applicable, to fund under Section 2.03(c) exists or any Multicurrency Revolving Lender or Canadian Revolving Lender, as applicable, is at such time a Defaulting Lender hereunder, unless such L/C Issuer has entered into satisfactory

                                                  [Published CUSIP Number: ____]


                  arrangements with the applicable Borrower or such Multicurrency Revolving Lender or Canadian Revolving Lender, as applicable, to eliminate such L/C Issuer's risk with respect to such Revolving Lender.

                  (v) No L/C Issuer shall amend a Letter of Credit if such L/C
            Issuer would not be permitted at such time to issue such Letter of Credit in its amended form under the terms hereof.

                  (vi) Each L/C Issuer shall be under no obligation to amend any
            Letter of Credit if (A) such L/C Issuer would have no obligation at such time to issue such Letter of Credit in its amended form under the terms hereof, or (B) the beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit.

                  (vii) Each Multicurrency L/C Issuer shall act on behalf of the
            Multicurrency Revolving Lenders with respect to any Letters of Credit issued by it and the documents associated therewith. Each Canadian L/C Issuer shall act on behalf of the Canadian Revolving Lenders with respect to any Canadian Letters of Credit issued by it and the documents associated therewith. Each L/C Issuer shall have all of the benefits and immunities (A) provided to the Multicurrency Administrative Agent or Canadian Administrative Agent, as applicable, in Article IX with respect to any acts taken or omissions suffered by such L/C Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and Issuer Documents pertaining to such Letters of Credit as fully as if the term "Multicurrency Administrative Agent" or "Canadian Administrative Agent" as used in Article IX included such L/C Issuer with respect to such acts or omissions, and (B) as additionally provided herein with respect to an L/C Issuer.

            (b) Procedures for Issuance and Amendment of Letters of Credit; Auto-Extension Letters of Credit.

                  (i) Each Letter of Credit shall be issued or amended, as the case may be, upon the request of the applicable Borrower delivered to the applicable L/C Issuer (with a copy to the Multicurrency Administrative Agent or Canadian Administrative Agent, as applicable) in the form of a Letter of Credit Application, appropriately completed and signed by a Signatory Officer of the applicable Borrower. Such Letter of Credit Application must be received by the applicable L/C Issuer and the Multicurrency Administrative Agent or Canadian Administrative Agent, as applicable, not later than 11:00 a.m. at least two Business Days (or such later date and time as the Multicurrency Administrative Agent or the Canadian Administrative, as applicable, and the applicable L/C Issuer may agree in a particular instance in their sole discretion) prior to the proposed issuance date or date of amendment, as the case may be. In the case of a request for an initial issuance of a Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the applicable L/C Issuer: (A) the proposed issuance date of the requested Letter of Credit (which

                                                  [Published CUSIP Number: ____]


            shall be a Business Day); (B) the amount and currency thereof; (C) the expiry date thereof; (D) the name and address of the beneficiary thereof; (E) the documents to be presented by such beneficiary in case of any drawing thereunder; (F) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; and (G) such other matters as the applicable L/C Issuer may require. In the case of a request for an amendment of any outstanding Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the applicable L/C Issuer (1) the Letter of Credit to be amended; (2) the proposed date of amendment thereof (which shall be a Business Day); (3) the nature of the proposed amendment; and (4) such other matters as the applicable L/C Issuer may require. Additionally, the applicable Borrower shall furnish to the applicable L/C Issuer and the Multicurrency Administrative Agent or Canadian Administrative Agent, as applicable, such other documents and information pertaining to such requested Letter of Credit issuance or amendment, including any Issuer Documents, as the applicable L/C Issuer or the applicable Administrative Agent may require.

                  (ii) Promptly after receipt of any Letter of Credit
            Application, the applicable L/C Issuer will confirm with the applicable Administrative Agent (by telephone or in writing) that the applicable Administrative Agent has received a copy of such Letter of Credit Application from the applicable Borrower and, if not, such L/C Issuer will provide the applicable Administrative Agent with a copy thereof. Unless the applicable L/C Issuer has received written notice from any Multicurrency Revolving Lender or Canadian Revolving Lender, as applicable, the applicable Administrative Agent or any Loan Party, at least one Business Day prior to the requested date of issuance or amendment of the applicable Letter of Credit, that one or more applicable conditions contained in Article IV shall not then be satisfied, then, subject to the terms and conditions hereof, such L/C Issuer shall, on the requested date, issue a Letter of Credit for the account of the applicable Borrower (or the applicable Subsidiary) or enter into the applicable amendment, as the case may be, in each case in accordance with such L/C Issuer's usual and customary business practices. Immediately upon the issuance of each Letter of Credit, each Multicurrency Revolving Lender or Canadian Revolving Lender, as applicable, shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the applicable L/C Issuer a risk participation in such Letter of Credit in an amount equal to
            (A) with respect to a Multicurrency Letter of Credit, the product of such Multicurrency Revolving Lender's Applicable Revolving Credit Percentage times the amount of such Letter of Credit and (B) with respect to a Canadian Letter of Credit, the product of such Canadian Revolving Lender's Applicable Revolving Credit Percentage times the amount of such Letter of Credit.

                  (iii) If the applicable Borrower so requests in any applicable
            Letter of Credit Application, the applicable L/C Issuer may, in its sole and absolute discretion, agree to issue a Letter of Credit that has automatic extension provisions (each, an "Auto-Extension Letter of Credit"); provided that any such

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            Auto-Extension Letter of Credit must permit such L/C Issuer to prevent any such extension at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the "Non-Extension Notice Date") in each such twelve-month period to be agreed upon at the time such Letter of Credit is issued. Unless otherwise directed by the applicable L/C Issuer, the applicable Borrower shall not be required to make a specific request to such L/C Issuer for any such extension. Once an Auto-Extension Letter of Credit has been issued, the applicable Revolving Lenders shall be deemed to have authorized (but may not require) the applicable L/C Issuer to permit the extension of such Letter of Credit at any time to an expiry date not later than the Letter of Credit Expiration Date; provided, however, that such L/C Issuer shall not permit any such extension on the Non-Extension Notice Date if (A) such L/C Issuer has determined that it would not be permitted, or would have no obligation at such time to issue such Letter of Credit in its revised form (as extended) under the terms hereof (by reason of the provisions of clause (ii) or (iii) of Section 2.03(a) or otherwise), or (B) it has received notice (which may be by telephone or in writing) on or before the day that is five Business Days before the Non-Extension Notice Date (1) from the applicable Administrative Agent that the Required Multicurrency Revolving Lenders or the Required Canadian Revolving Lenders, as applicable, have elected not to permit such extension and directing such L/C Issuer not to permit such extension or (2) from the Multicurrency Administrative Agent, the Canadian Administrative Agent, any Multicurrency Revolving Lender, any Canadian Revolving Lender or the applicable Borrower that one or more of the applicable conditions specified in Section 4.02.

                  (iv) If the applicable Borrower so requests in any applicable
            Letter of Credit Application, the directing such L/C Issuer not to permit such extension L/C Issuer may, in its sole and absolute discretion, agree to issue a Letter of Credit that permits the automatic reinstatement of all or a portion of the stated amount thereof after any drawing thereunder (each, an "Auto-Reinstatement Letter of Credit"). Unless otherwise directed by the directing such L/C Issuer not to permit such extension L/C Issuer, the applicable Borrower shall not be required to make a specific request to such L/C Issuer to permit such reinstatement. Once an Auto-Reinstatement Letter of Credit has been issued, except as provided in the following sentence, the Multicurrency Revolving Lenders or the Canadian Revolving Lenders, as applicable, shall be deemed to have authorized (but may not require) such L/C Issuer to reinstate all or a portion of the stated amount thereof in accordance with the provisions of such Letter of Credit. Notwithstanding the foregoing, if such Auto-Reinstatement Letter of Credit permits the applicable L/C Issuer to decline to reinstate all or any portion of the stated amount thereof after a drawing thereunder by giving notice of such non-reinstatement within a specified number of days after such drawing (the "Non-Reinstatement Deadline"), such L/C Issuer shall not permit such reinstatement if it has received a notice (which may be by telephone or in writing) on or before the day that is five Business Days before the Non-Reinstatement Deadline (A) from

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            the applicable Administrative Agent that the Required Multicurrency
            Revolving Lenders or the Required Canadian Revolving Lenders, as applicable, have elected not to permit such reinstatement or (B) from the Multicurrency Administrative Agent, the Canadian Administrative Agent, any Revolving Lender or the applicable Borrower that one or more of the applicable conditions specified in
            Section 4.02 is not then satisfied (treating such reinstatement as an L/C Credit Extension for purposes of this clause) and, in each case, directing the L/C Issuer not to permit such reinstatement.

                  (v) Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the applicable L/C Issuer will also deliver to the applicable Borrower, the Multicurrency Administrative Agent or the Canadian Administrative Agent, as applicable, and the Principal L/C Issuer a true and complete copy of such Letter of Credit or amendment.

            (c) Drawings and Reimbursements; Funding of Participations.

                  (i) (A) Upon receipt from the beneficiary of any Multicurrency
            Letter of Credit of any notice of a drawing under such Letter of Credit, the applicable L/C Issuer shall notify the Company and the Multicurrency Administrative Agent thereof. In the case of a Letter of Credit denominated in a Foreign Syndicated Currency, the Company shall reimburse the applicable L/C Issuer in such Foreign Syndicated Currency, unless in the absence of any such requirement for reimbursement in U.S. Dollars, the Company shall have notified such L/C Issuer promptly following receipt of the notice of drawing that the Company will reimburse such L/C Issuer in U.S. Dollars. In the case of any such reimbursement in U.S. Dollars of a drawing under a Letter of Credit denominated in a Foreign Syndicated Currency, the applicable L/C Issuer shall notify the Company of the Dollar Equivalent of the amount of the drawing promptly following the determination thereof. Not later than 11:00 a.m. on the date of any payment by an L/C Issuer under a Letter of Credit to be reimbursed in U.S. Dollars, or the Applicable Time on the date of any payment by an L/C Issuer under a Letter of Credit to be reimbursed in a Foreign Syndicated Currency (each such date, an "Multicurrency Honor Date"), the Company shall reimburse such L/C Issuer through the Multicurrency Administrative Agent in an amount equal to the amount of such drawing and in the applicable currency. If the Company fails to so reimburse such L/C Issuer by such time, the Multicurrency Administrative Agent shall promptly notify each Multicurrency Revolving Lender of the Multicurrency Honor Date, the amount of the unreimbursed drawing (expressed in U.S. Dollars in the amount of the Dollar Equivalent thereof in the case of a Letter of Credit denominated in a Foreign Syndicated Currency) (the "Multicurrency Unreimbursed Amount"), and the amount of such Multicurrency Revolving Lender's Applicable Revolving Credit Percentage thereof. In such event, the Company shall be deemed to have requested a Revolving Borrowing of Base Rate Loans to be disbursed on the Multicurrency Honor Date in an amount

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            equal to the Multicurrency Unreimbursed Amount, without regard to the minimum and multiples specified in Section 2.02 for the principal amount of Base Rate Loans, but subject to the amount of the unutilized portion of the Revolving Commitments and the conditions set forth in Section 4.02 (other than the delivery of a Committed Loan Notice), including the condition that no Default shall exist or result from such Credit Extension. Any notice given by an L/C Issuer or the Multicurrency Administrative Agent pursuant to this Section 2.03(c)(i)(A) may be given by telephone if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

                  (B) Upon receipt from the beneficiary of any Canadian Letter of Credit of any notice of a drawing under such Letter of Credit, the applicable L/C Issuer shall notify the Canadian Borrower and the Canadian Administrative Agent thereof. The Canadian Borrower shall reimburse the Canadian L/C Issuer in Canadian Dollars, unless in the absence of any such requirement for reimbursement in U.S. Dollars, the Canadian Borrower shall have notified the Canadian L/C Issuer promptly following receipt of the notice of drawing that the Canadian Borrower will reimburse the Canadian L/C Issuer in U.S. Dollars. In the case of any such reimbursement in U.S. Dollars of a drawing under a Letter of Credit denominated in Canadian Dollars, the Canadian L/C Issuer shall notify the Canadian Borrower of the Dollar Equivalent of the amount of the drawing promptly following the determination thereof. Not later than 11:00 a.m. (Toronto time) on the date of any payment by the Canadian L/C Issuer under a Canadian Letter of Credit to be reimbursed in U.S. Dollars, or the Applicable Time on the date of any payment by the Canadian L/C Issuer under a Canadian Letter of Credit to be reimbursed in Canadian Dollars (each such date, an "Canadian Honor Date"), the Canadian Borrower shall reimburse the Canadian L/C Issuer through the Canadian Administrative Agent in an amount equal to the amount of such drawing and in the applicable currency. If the Canadian Borrower fails to so reimburse the Canadian L/C Issuer by such time, the Canadian Administrative Agent shall promptly notify each Canadian Revolving Lender of the Canadian Honor Date, the amount of the unreimbursed drawing (the "Canadian Unreimbursed Amount"), and the amount of such Canadian Revolving Lender's Applicable Revolving Credit Percentage thereof. In such event, the Canadian Borrower shall be deemed to have requested a Canadian Revolving Borrowing of Base Rate Loans denominated in Canadian Dollars to be disbursed on the Canadian Honor Date in an amount equal to the Canadian Unreimbursed Amount, without regard to the minimum and multiples specified in Section 2.02 for the principal amount of Base Rate Loans denominated in Canadian Dollars, but subject to the amount of the unutilized portion of the Revolving Commitments and the conditions set forth in Section 4.02 (other than the delivery of a Committed Loan Notice), including the condition that no Default shall exist or result from such Credit Extension. Any notice given by the Canadian L/C Issuer or the Canadian Administrative Agent pursuant to this Section 2.03(c)(i)(B) may be given by telephone if immediately confirmed in writing; provided that the lack

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            of such an immediate confirmation shall not affect the
            conclusiveness or binding effect of such notice.

                  (ii) (A) Each Multicurrency Revolving Lender shall upon any notice pursuant to Section 2.03(c)(i)(A) make funds available to the Multicurrency Administrative Agent for the account of the applicable L/C Issuer, in U.S. Dollars, at the Multicurrency Administrative Agent's Office for U.S. Dollar-denominated payments in an amount equal to its Applicable Percentage of the Multicurrency Unreimbursed Amount not later than 1:00 p.m. on the Business Day specified in such notice by the Multicurrency Administrative Agent, whereupon, subject to the provisions of Section 2.03(c)(iii)(A), each Multicurrency Revolving Lender that so makes funds available shall be deemed to have made a Base Rate Loan to the Company in such amount. The Multicurrency Administrative Agent shall remit the funds so received to the applicable L/C Issuer in U.S. Dollars.

                  (B) Each Canadian Revolving Lender shall upon any notice
            pursuant to Section 2.03(c)(i)(B) make funds available to the Canadian Administrative Agent for the account of the Canadian L/C Issuer, in Canadian Dollars, at the Canadian Administrative Agent's Office for Canadian Dollar-denominated payments in an amount equal to its Applicable Percentage of the Canadian Unreimbursed Amount not later than 1:00 p.m. (Toronto time) on the Business Day specified in such notice by the Canadian Administrative Agent, whereupon, subject to the provisions of Section 2.03(c)(iii)(B), each Canadian Revolving Lender that so makes funds available shall be deemed to have made a Base Rate Loan to the Canadian Borrower in such amount. The Canadian Administrative Agent shall remit the funds so received to the Canadian L/C Issuer in Canadian Dollars.

                  (iii) (A) With respect to any Multicurrency Unreimbursed
            Amount that is not fully refinanced by a Revolving Borrowing of Base Rate Loans because the conditions set forth in Section 4.02 cannot be satisfied or for any other reason, the Company shall be deemed to have incurred from the applicable L/C Issuer a Multicurrency L/C Borrowing in the amount of the Multicurrency Unreimbursed Amount that is not so refinanced, which Multicurrency L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the Default Rate. In such event, each Multicurrency Revolving Lender's payment to the Multicurrency Administrative Agent for the account of the applicable L/C Issuer pursuant to Section 2.03(c)(ii)(A) shall be deemed payment in respect of its participation in such Multicurrency L/C Borrowing and shall constitute a Multicurrency L/C Advance from such Lender in satisfaction of its participation obligation under this Section 2.03.

                  (B) With respect to any Canadian Unreimbursed Amount that is not fully refinanced by a Revolving Borrowing of Base Rate Loans because the conditions set forth in Section 4.02 cannot be satisfied or for any other reason, the Canadian Borrower shall be deemed to have incurred from the Canadian L/C Issuer a

                                                  [Published CUSIP Number: ____]


            Canadian L/C Borrowing in the amount of the Canadian Unreimbursed Amount that is not so refinanced, which Canadian L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the Default Rate. In such event, each Canadian Revolving Lender's payment to the Canadian Administrative Agent for the account of the Canadian L/C Issuer pursuant to Section 2.03(c)(ii)(B) shall be deemed payment in respect of its participation in such Canadian L/C Borrowing and shall constitute a Canadian L/C Advance from such Lender in satisfaction of its participation obligation under this Section 2.03.

                  (iv) Until each Multicurrency Revolving Lender or Canadian
            Revolving Lender, as applicable, funds its Multicurrency Revolving Loan, Canadian Revolving Loan, Multicurrency L/C Advance or Canadian L/C Advance pursuant to this Section 2.03(c) to reimburse the applicable L/C Issuer for any amount drawn under any Letter of Credit, interest in respect of such Lender's Applicable Revolving Credit Percentage of such amount shall be solely for the account of such L/C Issuer.

                  (v) Each applicable Revolving Lender's obligation to make
            Revolving Loans or L/C Advances to reimburse L/C Issuers for amounts drawn under Letters of Credit, as contemplated by this Section 2.03(c), shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against any L/C Issuer, the Company, any Subsidiary or any other Person for any reason whatsoever; (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each applicable Revolving Lender's obligation to make Revolving Loans (but not such Revolving Lender's obligation to make L/C Advances) pursuant to this Section 2.03(c) is subject to the conditions set forth in Section 4.02 (other than delivery by the Company of a Committed Loan Notice ). No such making of an L/C Advance shall relieve or otherwise impair the obligation of the applicable Borrower to reimburse the applicable L/C Issuer for the amount of any payment made by such L/C Issuer under any Letter of Credit, together with interest as provided herein.

                  (vi) If any applicable Revolving Lender fails to make
            available to the applicable Administrative Agent for the account of the applicable L/C Issuer any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.03(c) by the time specified in Section 2.03(c)(ii), such L/C Issuer shall be entitled to recover from such Lender (acting through the applicable Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to such L/C Issuer at a rate per annum equal to the applicable Overnight Rate from time to time in effect, plus any administrative, processing or similar fees customarily charged by such L/C Issuer in connection with the foregoing. If such Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Lender's Revolving Loan

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                                                  [Published CUSIP Number: ____]


            included in the relevant Borrowing or L/C Advance in respect of the relevant L/C Borrowing, as the case may be. A certificate of the L/C Issuer submitted to any applicable Revolving Lender (through the applicable Administrative Agent) with respect to any amounts owing under this clause (vi) shall be conclusive absent manifest error.

            (d) Repayment of Participations.

                  (i) At any time after an L/C Issuer has made a payment under any Letter of Credit and has received from any Multicurrency Revolving Lender or Canadian Revolving Lender, as applicable, such Lender's L/C Advance in respect of such payment in accordance with
            Section 2.03(c), if the Multicurrency Administrative Agent or the Canadian Administrative Agent, as applicable, receives for the account of such L/C Issuer any payment in respect of the related Multicurrency Unreimbursed Amount or Canadian Unreimbursed Amount or interest thereon (whether directly from the Company or otherwise, including proceeds of Cash Collateral applied thereto by the Multicurrency Administrative Agent or Canadian Administrative Agent, as applicable), the applicable Administrative Agent will distribute to such Lender its Applicable Revolving Credit Percentage thereof in the same funds as those received by the applicable Administrative Agent.

                  (ii) If any payment received by the applicable Administrative
            Agent for the account of an L/C Issuer pursuant to Section 2.03(c)(i) is required to be returned under any of the circumstances described in Section 11.05 (including pursuant to any settlement entered into by such L/C Issuer in its discretion), each Multicurrency Revolving Lender or Canadian Revolving Lender, as applicable, shall pay to the applicable Administrative Agent for the account of such L/C Issuer its Applicable Revolving Credit Percentage thereof on demand of the applicable Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Lender, at a rate per annum equal to the applicable Overnight Rate from time to time in effect. The obligations of the Multicurrency Revolving Lenders and the Canadian Revolving Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Agreement.

            (e) Obligations Absolute. The obligation of the applicable Borrower to reimburse the L/C Issuers for each drawing under each Letter of Credit and to repay each L/C Borrowing shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following:

                  (i) any lack of validity or enforceability of such Letter of
            Credit, this Agreement, or any other Loan Document;

                  (ii) the existence of any claim, counterclaim, setoff, defense or other right that the Company or any Subsidiary may have at any time against any

                                                  [Published CUSIP Number: ____]


            beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), any L/C Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction;

                  (iii) any draft, demand, certificate or other document
            presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit; or

                  (iv) any payment by the applicable L/C Issuer under such
            Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by such L/C Issuer under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law; or

                  (v) any adverse change in the relevant exchange rates or in the availability of the relevant Foreign Syndicated Currency or Canadian Dollars to the Company or any Subsidiary or in the relevant currency markets generally; or

                  (vi) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Company or any Subsidiary.

            The applicable Borrower shall promptly examine a copy of each Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with the applicable Borrower's instructions or other irregularity, the applicable Borrower will immediately notify the applicable L/C Issuer. The Company and the applicable Borrower shall be conclusively deemed to have waived any such claim against such L/C Issuer and its correspondents unless such notice is given as aforesaid.

            (f) Role of L/C Issuer. Each Lender, the Company and the Canadian Borrower agree that, in paying any drawing under a Letter of Credit, the applicable L/C Issuer shall not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. None of the L/C Issuers, the Multicurrency Administrative Agent, the Canadian Administrative Agent, any of their respective Related Parties nor any correspondent, participant or assignee of an L/C Issuer shall be liable to any Lender for (i) any action taken or omitted in connection herewith at

                                                  [Published CUSIP Number: ____]


      the request or with the approval of the Multicurrency Revolving Lenders, the Canadian Revolving Lenders or the Required Revolving Lenders, as applicable; (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit or Issuer Document. The Company hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided, however, that this assumption is not intended to, and shall not, preclude the applicable Borrower from pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. None of the L/C Issuers, the Multicurrency Administrative Agent, the Canadian Administrative Agent any of their respective Related Parties nor any correspondent, participant or assignee of an L/C Issuer shall be liable or responsible for any of the matters described in clauses
      (i) through (v) of Section 2.03(e); provided, however, that anything in such clauses to the contrary notwithstanding, the applicable Borrower may have a claim against an L/C Issuer, and such L/C Issuer may be liable to the applicable Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by the applicable Borrower which the applicable Borrower proves were caused by such L/C Issuer's willful misconduct or gross negligence or such L/C Issuer's willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit. In furtherance and not in limitation of the foregoing, each L/C Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, unless it receives from the Company any notice or information to the contrary, and each such L/C Issuer shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

            (g) Cash Collateral.

                  (i) Upon the request of the applicable Administrative Agent, if, as of the Letter of Credit Expiration Date, any L/C Obligation for any reason remains outstanding, the applicable Borrower shall, in each case, immediately Cash Collateralize the then Outstanding Amount of all L/C Obligations.

                  (ii) In addition, if (A) the Multicurrency Administrative
            Agent notifies the Company at any time that the Outstanding Amount of all Multicurrency L/C Obligations at such time exceeds the Multicurrency Letter of Credit Sublimit then in effect or (B) the Canadian Administrative Agent notifies the Canadian Borrower at any time that the Outstanding Amount of all Canadian L/C Obligations at such time exceeds the Canadian Letter of Credit Sublimit then in effect, then, in each case, within two Business Days after receipt of such notice, the applicable Borrower shall Cash Collateralize the applicable L/C Obligations in an amount equal to the amount by which the Outstanding Amount (x) of the Multicurrency L/C Obligations exceeds the Multicurrency Letter of Credit

                                                  [Published CUSIP Number: ____]


            Sublimit or (y) of the Canadian L/C Obligations exceeds the Canadian Letter of Credit Sublimit, as applicable.

                  (iii) The applicable Administrative Agent may, at any time and from time to time after the initial deposit of Cash Collateral in accordance with the terms of this Section 2.03(g) or Sections 2.05 or 8.02(c), request that additional Cash Collateral be provided in order to protect against the results of exchange rate fluctuations.

                  (iv) Sections 2.05 and 8.02(c) set forth certain additional requirements to deliver Cash Collateral hereunder. For purposes of this Section 2.03, Section 2.05 and Section 8.02(c), "Cash Collateralize" means to pledge and deposit with or deliver to the applicable Administrative Agent, for the benefit of the L/C Issuers and the Lenders, as collateral for the L/C Obligations, cash or deposit account balances pursuant to documentation in form and substance satisfactory to the applicable Administrative Agent and each applicable L/C Issuer (which documents are hereby consented to by the Lenders). Derivatives of such term have corresponding meanings. The applicable Borrower hereby grants to the applicable Collateral Agent, for the benefit of the Administrative Agents, L/C Issuers and the Lenders, a security interest in all such cash, deposit accounts and all balances therein and all proceeds of the foregoing. Cash Collateral shall be maintained in blocked, non-interest bearing deposit accounts at the Multicurrency Collateral Agent or Canadian Collateral Agent, as applicable. If at any time the applicable Collateral Agent determines that any funds held as Cash Collateral are subject to any right or claim of any Person other than such Collateral Agent or that the total amount of such funds is less than the aggregate Outstanding Amount of all L/C Obligations required to be Cash Collateralized under the terms of this Agreement, the applicable Borrower will, forthwith upon demand by the applicable Collateral Agent, pay to the applicable Collateral Agent, as additional funds to be deposited as Cash Collateral, an amount equal to the excess of (x) such aggregate Outstanding Amount over (y) the total amount of funds, if any, then held as Cash Collateral that the applicable Collateral Agent determines to be free and clear of any such right and claim. Upon the drawing of any Letter of Credit for which funds are on deposit as Cash Collateral, such funds shall be applied, to the extent permitted under applicable Laws, to reimburse the applicable L/C Issuer.

            (h) Applicability of ISP and UCP. Unless otherwise expressly agreed by the applicable L/C Issuer and the applicable Borrower when a Letter of Credit is issued (including any such agreement applicable to an Existing Letter of Credit), (i) the rules of the ISP shall apply to each standby Letter of Credit, and (ii) the rules of the Uniform Customs and Practice for Documentary Credits, as most recently published by the International Chamber of Commerce at the time of issuance shall apply to each commercial Letter of Credit.

                                                  [Published CUSIP Number: ____]


            (i) Letter of Credit Fees. The Company shall pay to the Multicurrency Administrative Agent for the account of each Multicurrency Revolving Lender in accordance with its Applicable Revolving Credit Percentage, in U.S. Dollars, a Letter of Credit fee (the "Multicurrency Letter of Credit Fee") (i) for each commercial Letter of Credit equal to 1/8th of 1% per annum times the Dollar Equivalent of the daily amount available to be drawn under such Letter of Credit and (ii) for each standby Letter of Credit equal to the Applicable Rate times the Dollar Equivalent of the daily amount available to be drawn under such Letter of Credit; provided, however, the Multicurrency Letter of Credit Fee payable with respect to each Letter of Credit shall be in a minimum amount of $500 per annum. The Canadian Borrower shall pay to the Canadian Administrative Agent for the account of each Canadian Revolving Lender in accordance with its Applicable Revolving Credit Percentage, in Canadian Dollars, a Letter of Credit fee (the "Canadian Letter of Credit Fee") (i) for each commercial Letter of Credit equal to 1/8th of 1% per annum times the Dollar Equivalent of the daily amount available to be drawn under such Letter of Credit and (ii) for each standby Letter of Credit equal to the Applicable Rate times the Dollar Equivalent of the daily amount available to be drawn under such Letter of Credit; provided, however, the Canadian Letter of Credit Fee payable with respect to each Letter of Credit shall be in a minimum amount of $500 per annum. For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section
      1.09. Letter of Credit Fees shall be (i) due and payable on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand and (ii) computed on a quarterly basis in arrears. If there is any change in the Applicable Rate during any quarter, the daily amount available to be drawn under each standby Letter of Credit shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect. Notwithstanding anything to the contrary contained herein, upon the request of the Required Revolving Lenders, while any Event of Default exists, all Letter of Credit Fees shall accrue at the Default Rate.

            (j) Fronting Fee and Documentary and Processing Charges Payable to L/C Issuer. The applicable Borrower shall pay directly to the applicable L/C Issuer for its own account, in U.S. Dollars or Canadian Dollars, as applicable, a fronting fee (i) with respect to each commercial Letter of Credit, at a rate separately agreed between the Company and the applicable L/C Issuer, computed on the Dollar Equivalent of the amount of such Letter of Credit, and payable upon the issuance thereof, (ii) with respect to any amendment of a commercial Letter of Credit increasing the amount of such Letter of Credit, at a rate separately agreed between the Company and the applicable L/C Issuer, computed on the Dollar Equivalent of the amount of such increase, and payable upon the effectiveness of such amendment, and
      (iii) with respect to each standby Letter of Credit, at a rate separately agreed between the Company and the applicable L/C Issuer, computed on the Dollar Equivalent of the daily amount available to be drawn under such Letter of Credit. Such fronting fee shall be due and payable on the date of issuance of any Letter of Credit and annually thereafter. For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be

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      determined in accordance with Section 1.09. In addition, the applicable
      Borrower shall pay directly to each L/C Issuer for its own account, in U.S. Dollars or Canadian Dollars, as applicable, the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of such L/C Issuer relating to letters of credit as from time to time in effect. Such customary fees and standard costs and charges are due and payable on demand and are nonrefundable.

            (k) Conflict with Issuer Documents. In the event of any conflict between the terms hereof and the terms of any Issuer Document, the terms hereof shall control.

            (l) Letters of Credit Issued for Subsidiaries. Notwithstanding that a Letter of Credit issued or outstanding hereunder is in support of any obligations of, or is for the account of, a Subsidiary, the Company or the Canadian Borrower, as applicable, shall be obligated to reimburse the applicable L/C Issuer hereunder for any and all drawings under such Letter of Credit to the extent such Subsidiary does not reimburse the applicable L/C Issuer for such drawings. The Company and the Canadian Borrower hereby acknowledge that the issuance of Letters of Credit for the account of Subsidiaries inures to the benefit of the Company and/or the Canadian Borrower, as applicable, and that the Company's and/or the Canadian Borrower's business, as applicable, derives substantial benefits from the businesses of such Subsidiaries.

      2.04 SWING LINE LOANS.

            (a) The Swing Line. Subject to the terms and conditions set forth herein, the Swing Line Lender agrees, in reliance upon the agreements of the other Multicurrency Revolving Lenders set forth in this Section 2.04, to make loans in U.S. Dollars (each such loan, a "Swing Line Loan") to the Company from time to time on any Business Day during the Availability Period in an aggregate amount not to exceed at any time outstanding the amount of the Swing Line Sublimit, notwithstanding the fact that such Swing Line Loans, when aggregated with the Applicable Revolving Credit Percentage of the Outstanding Amount of Multicurrency Revolving Loans and L/C Obligations of the Lender acting as Swing Line Lender, may exceed the amount of such Lender's Revolving Commitment; provided, however, that after giving effect to any Swing Line Loan, (i) the Total Revolving Credit Outstandings shall not exceed the Multicurrency Facility at such time, and
      (ii) the aggregate Outstanding Amount of the Multicurrency Revolving Loans of any Multicurrency Revolving Lender at such time, plus such Multicurrency Revolving Lender's Applicable Revolving Credit Percentage of the Outstanding Amount of all L/C Obligations at such time, plus such Multicurrency Revolving Lender's Applicable Revolving Credit Percentage of the Outstanding Amount of all Swing Line Loans at such time shall not exceed such Lender's Revolving Commitment; and provided further that the Company shall not use the proceeds of any Swing Line Loan to refinance any outstanding Swing Line Loan. Within the foregoing limits, and subject to the other terms and conditions hereof, the Company may borrow under this
      Section 2.04, prepay under Section 2.05, and reborrow under this Section
      2.04. Each Swing Line Loan shall bear interest at a rate based on the Base Rate or such other overnight rate as offered to the Company from time to time by the Swing Line Lender. Immediately upon the making of

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      a Swing Line Loan, each Multicurrency Revolving Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Swing Line Lender a risk participation in such Swing Line Loan in an amount equal to the product of such Multicurrency Revolving Lender's Applicable Revolving Credit Percentage times the amount of such Swing Line Loan.

            (b) Borrowing Procedures. Each Swing Line Borrowing shall be made upon the Company's irrevocable notice to the Swing Line Lender and the Multicurrency Administrative Agent, which may be given by telephone. Each such notice must be received by the Swing Line Lender and the Multicurrency Administrative Agent not later than 1:00 p.m. on the requested borrowing date, and shall specify (i) the amount to be borrowed, which shall be a minimum of $100,000, and (ii) the requested borrowing date, which shall be a Business Day. Each such telephonic notice must be confirmed promptly by delivery to the Swing Line Lender and the Multicurrency Administrative Agent of a written Swing Line Loan Notice, appropriately completed and signed by a Signatory Officer of the Company. Promptly after receipt by the Swing Line Lender of any telephonic Swing Line Loan Notice, the Swing Line Lender will confirm with the Multicurrency Administrative Agent (by telephone or in writing) that the Multicurrency Administrative Agent has also received such Swing Line Loan Notice and, if not, the Swing Line Lender will notify the Multicurrency Administrative Agent (by telephone or in writing) of the contents thereof. Unless the Swing Line Lender has received notice (by telephone or in writing) from the Multicurrency Administrative Agent (including at the request of any Multicurrency Revolving Lender) prior to 2:00 p.m. on the date of the proposed Swing Line Borrowing (A) directing the Swing Line Lender not to make such Swing Line Loan as a result of the limitations set forth in the proviso to the first sentence of Section 2.04(a), or (B) that one or more of the applicable conditions specified in Article IV is not then satisfied, then, subject to the terms and conditions hereof, the Swing Line Lender will, not later than 3:00 p.m. on the borrowing date specified in such Swing Line Loan Notice, make the amount of its Swing Line Loan available to the Company at its office by crediting the account of the Company on the books of the Swing Line Lender in Same Day Funds.

            (c) Refinancing of Swing Line Loans.

                  (i) The Swing Line Lender at any time in its sole and absolute discretion may request, on behalf of the Company (which hereby irrevocably authorizes the Swing Line Lender to so request on its behalf), that each Multicurrency Revolving Lender make a Base Rate Loan in an amount equal to such Lender's Applicable Revolving Credit Percentage of the amount of Swing Line Loans then outstanding. Such request shall be made in writing (which written request shall be deemed to be a Committed Loan Notice for purposes hereof) and in accordance with the requirements of Section 2.02, without regard to the minimum and multiples specified therein for the principal amount of Base Rate Loans, but subject to the unutilized portion of the Multicurrency Facility and the conditions set forth in Section 4.02. The Swing Line Lender shall furnish the Company with a copy of the applicable Committed Loan Notice promptly after delivering such

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            notice to the Multicurrency Administrative Agent. Each Multicurrency
            Revolving Lender shall make an amount equal to its Applicable Revolving Credit Percentage of the amount specified in such Committed Loan Notice available to the Multicurrency Administrative Agent in Same Day Funds for the account of the Swing Line Lender at the Multicurrency Administrative Agent's Office not later than 1:00 p.m. on the day specified in such Committed Loan Notice, whereupon, subject to Section 2.04(c)(ii), each Multicurrency Revolving Lender that so makes funds available shall be deemed to have made a Base Rate Loan to the Company in such amount. The Multicurrency Administrative Agent shall remit the funds so received to the Swing Line Lender.

                  (ii) If for any reason any Swing Line Loan cannot be
            refinanced by such a Revolving Borrowing in accordance with Section 2.04(c)(i), the request for Base Rate Loans submitted by the Swing Line Lender as set forth herein shall be deemed to be a request by the Swing Line Lender that each of the Multicurrency Revolving Lenders fund its risk participation in the relevant Swing Line Loan and each Multicurrency Revolving Lender's payment to the Multicurrency Administrative Agent for the account of the Swing Line Lender pursuant to Section 2.04(c)(i) shall be deemed payment in respect of such participation.

                  (iii) If any Multicurrency Revolving Lender fails to make
            available to the Multicurrency Administrative Agent for the account of the Swing Line Lender any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.04(c) by the time specified in Section 2.04(c)(i), the Swing Line Lender shall be entitled to recover from such Lender (acting through the Multicurrency Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Swing Line Lender at a rate per annum equal to the applicable Overnight Rate from time to time in effect, plus any administrative, processing or similar fees customarily charged by the Swing Line Lender in connection with the foregoing. If such Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Lender's Committed Loan included in the relevant Borrowing or funded participation in the relevant Swing Line Loan, as the case may be. A certificate of the Swing Line Lender submitted to any Lender (through the Multicurrency Administrative Agent) with respect to any amounts owing under this clause (iii) shall be conclusive absent manifest error.

                  (iv) Each Multicurrency Revolving Lender's obligation to make
            Multicurrency Revolving Loans or to purchase and fund risk participations in Swing Line Loans pursuant to this Section 2.04(c) shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against the Swing Line Lender, the Company or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the

                                                  [Published CUSIP Number: ____]


            foregoing; provided, however, that each Multicurrency Revolving Lender's obligation to make Multicurrency Revolving Loans pursuant to this Section 2.04(c) is subject to the conditions set forth in
            Section 4.02. No such funding of risk participations shall relieve or otherwise impair the obligation of the Company to repay Swing Line Loans, together with interest as provided herein.

            (d) Repayment of Participations.

                  (i) At any time after any Multicurrency Revolving Lender has purchased and funded a risk participation in a Swing Line Loan, if the Swing Line Lender receives any payment on account of such Swing Line Loan, the Swing Line Lender will distribute to such Multicurrency Revolving Lender its Applicable Revolving Credit Percentage thereof in the same funds as those received by the Swing Line Lender.

                  (ii) If any payment received by the Swing Line Lender in
            respect of principal or interest on any Swing Line Loan is required to be returned by the Swing Line Lender under any of the circumstances described in Section 11.05 (including pursuant to any settlement entered into by the Swing Line Lender in its discretion), each Multicurrency Revolving Lender shall pay to the Swing Line Lender its Applicable Revolving Credit Percentage thereof on demand of the Multicurrency Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned, at a rate per annum equal to the applicable Overnight Rate. The Multicurrency Administrative Agent will make such demand upon the request of the Swing Line Lender. The obligations of the Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Agreement.

            (e) Interest for Account of Swing Line Lender. The Swing Line Lender shall be responsible for invoicing the Company for interest on the Swing Line Loans. Until each Multicurrency Revolving Lender funds its Base Rate Loan or risk participation pursuant to this Section 2.04 to refinance such Multicurrency Revolving Lender's Applicable Revolving Credit Percentage of any Swing Line Loan, interest in respect of such Applicable Revolving Credit Percentage shall be solely for the account of the Swing Line Lender.

            (f) Payments Directly to Swing Line Lender. The Company shall make all payments of principal and interest in respect of the Swing Line Loans directly to the Swing Line Lender.

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                                                  [Published CUSIP Number: ____]

      2.05 PREPAYMENTS.

            (a) Optional.

                  (i) Each Borrower may, upon notice from the Company to the
            Multicurrency Administrative Agent or the Australian Administrative Agent, as applicable, at any time or from time to time voluntarily prepay Term B Loans, Revolving Loans and Alternative Currency Loans in whole or in part without premium or penalty; provided that (i) such notice must be received by the Multicurrency Administrative Agent or the Australian Administrative Agent, as applicable, not later than 11:00 a.m. (A) three Business Days prior to any date of prepayment of Eurocurrency Rate Loans denominated in U.S. Dollars,
            (B) four Business Days (or five, in the case of prepayment of Revolving Loans or Alternative Currency Loans denominated in Special Notice Currencies) prior to any date of prepayment of Eurocurrency Rate Loans or Base Rate Loans denominated in Foreign Currencies, and
            (C) on the date of prepayment of Base Rate Loans; (ii) any prepayment of Eurocurrency Rate Loans denominated in U.S. Dollars shall be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof; (iii) any prepayment of Eurocurrency Rate Loans or Base Rate Loans denominated in Foreign Currencies shall be in a minimum principal amount of the Foreign Currency Equivalent of $5,000,000 or a whole multiple of $1,000,000 in excess thereof; and (iv) any prepayment of Base Rate Loans denominated in U.S. Dollars shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof or, in each case, if less, the entire principal amount thereof then outstanding. Each such notice shall specify the date and amount of such prepayment and the Type(s) of Loans to be prepaid and, if Eurocurrency Rate Loans or CDOR Rate Loans are to be prepaid, the Interest Period(s) or CDOR Period(s) of such Loans. The Multicurrency Administrative Agent or the Australian Administrative Agent, as applicable, will promptly notify each applicable Lender of its receipt of each such notice, and of the amount of such Lender's ratable portion of such prepayment (based on such Lender's Applicable Percentage in respect of the relevant Facility). If such notice is given by the Company, the applicable Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Any prepayment of a Eurocurrency Rate Loan or CDOR Rate Loan shall be accompanied by all accrued interest on the amount prepaid, together with any additional amounts required pursuant to Section 3.05. Each such prepayment shall be applied to the Loans of the Lenders in accordance with their respective Applicable Percentages. Each prepayment of the outstanding Term B Loans pursuant to this Section 2.05(a) shall be applied to the principal repayment installments thereof on a pro-rata basis, and each such prepayment shall be paid to the Lenders in accordance with their respective Applicable Percentages in respect of each of the relevant Facilities.

                  (ii) The Company may, upon notice to the Swing Line Lender
            (with a copy to the Multicurrency Administrative Agent), at any time or from time to

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            time, voluntarily prepay Swing Line Loans in whole or in part without premium or penalty; provided that (A) such notice must be received by the Swing Line Lender and the Multicurrency Administrative Agent not later than 1:00 p.m. on the date of the prepayment, and (B) any such prepayment shall be in a minimum principal amount of $100,000. Each such notice shall specify the date and amount of such prepayment. If such notice is given by the Company, the Company shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein.

            (b) Mandatory.

                  (i) Within 90 days after each fiscal year end of the Company, to the extent the Consolidated Leverage Ratio at the end of such fiscal year was greater than 2.5 to 1.0, the Company shall prepay an aggregate principal amount of Loans equal to the excess (if any) of
            (A) 75% of Excess Cash Flow for such fiscal year over (B) the aggregate principal amount of Term B Loans prepaid pursuant to
            Section 2.05(a)(i) (such prepayments to be applied as set forth in clauses (vi) and (xi) below).

                  (ii) If any Loan Party or any of its Subsidiaries Disposes of
            any property (other than any Disposition of any property permitted by Sections 7.05(b) - (j), which shall not be subject to the terms of this Section 2.05(b)(ii) or (vii)) which results in the realization by such Person of Net Cash Proceeds, the Company shall prepay an aggregate principal amount of Loans equal to 100% of such Net Cash Proceeds immediately upon receipt thereof by such Person (such prepayments to be applied as set forth in clauses (vi) and (xi) below); provided, however, that, with respect to any Net Cash Proceeds realized under a Disposition described in this Section 2.05(b)(ii), at the election of the Company (as notified by the Company to the Multicurrency Administrative Agent on or prior to the date of such Disposition), and so long as no Default shall have occurred and be continuing, such Loan Party or such Subsidiary may reinvest all or any portion of such Net Cash Proceeds in operating assets so long as within 365 days after the receipt of such Net Cash Proceeds, such purchase shall have been consummated (as certified by the Company in writing to the Multicurrency Administrative Agent); and provided further, however, that any Net Cash Proceeds not so reinvested shall be immediately applied to the prepayment of the Loans as set forth in this Section 2.05(b)(ii).

                  (iii) Upon the sale or issuance by any Loan Party or any of its Subsidiaries of any of its Equity Interests (other than Excluded Issuances and any sales or issuances of Equity Interests to another Loan Party), the Company shall prepay an aggregate principal amount of Loans equal to 50% of all Net Cash Proceeds received therefrom immediately upon receipt thereof by such Loan Party or such Subsidiary (such prepayments to be applied as set forth in clauses
            (vi) and (xi) below); provided that at any time the Consolidated Leverage Ratio, as of the fiscal quarter most recently ended prior to such issuance for which a Compliance

                                                  [Published CUSIP Number: ____]

            Certificate has been delivered pursuant to Section 6.02(b), is less than 2.5 to 1.0, then such prepayment shall be equal to 25% of all Net Cash Proceeds received therefrom.

                  (iv) Upon the incurrence or issuance by any Loan Party or any of its Subsidiaries of any Indebtedness (other than Indebtedness expressly permitted to be incurred or issued pursuant to Sections 7.02(a)-(l)), the Company shall prepay an aggregate principal amount of Loans equal to 100% of all Net Cash Proceeds received therefrom immediately upon receipt thereof by such Loan Party or such Subsidiary (such prepayments to be applied as set forth in clauses
            (vi) and (xi) below).

                  (v) Upon any Extraordinary Receipt received by or paid to or for the account of any Loan Party or any of its Subsidiaries, and not otherwise included in clause (ii), (iii) or (iv) of this Section 2.05(b), the Company shall prepay an aggregate principal amount of Loans equal to 100% of all Net Cash Proceeds received therefrom immediately upon receipt thereof by such Loan Party or such Subsidiary (such prepayments to be applied as set forth in clauses
            (vi) and (xi) below); provided, however, that with respect to any proceeds of insurance, condemnation awards (or payments in lieu thereof) or indemnity payments, or with respect to any tax refund, at the election of the Company (as notified by the Company to the Multicurrency Administrative Agent on or prior to the date of receipt of such insurance proceeds, condemnation awards, indemnity payments or tax refund), and so long as no Default shall have occurred and be continuing, such Loan Party or such Subsidiary may apply, within 365 days after the receipt, (x) such cash proceeds to replace or repair the equipment, fixed assets or real property in respect of which such cash proceeds were received or (y) apply such tax refund to tax liabilities of the Loan Parties and their Subsidiaries or reinvest such tax refund in operating assets; and provided, further, however, that any cash proceeds not so applied shall be immediately applied to the prepayment of the Loans as set forth in this Section 2.05(b)(v).

                  (vi) Each prepayment of Loans pursuant to the foregoing
            provisions of this Section 2.05(b) shall be applied, first, to the Term B Facility and to the principal repayment installments thereof on a pro-rata basis and, second, to the Revolving Facility and in the manner set forth in clause (xi) of this Section 2.05(b).

                  (vii) Notwithstanding any of the other provisions of clause
            (ii) of this Section 2.05(b), so long as no Default shall have occurred and be continuing, a prepayment shall not be required under clause (ii) of this Section 2.05(b) (each an "Excluded Prepayment")
            (A) if the amount of such Excluded Prepayment is less than $1,000,000 and (B) to the extent the amount of all Excluded Prepayments does not exceed $5,000,000 in the aggregate.

                                                  [Published CUSIP Number: ____]

                  (viii) If the Multicurrency Administrative Agent notifies the
            Company at any time that the Total Revolving Credit Outstandings at such time exceed the Revolving Facility then in effect, then, within two Business Days after receipt of such notice, the Borrowers shall prepay Loans and/or the Company shall Cash Collateralize the L/C Obligations in an aggregate amount sufficient to reduce such Outstanding Amount as of such date of payment to an amount not to exceed 100% of the Revolving Commitments then in effect; provided, however, that, subject to the provisions of Section 2.03(g)(ii), the Company shall not be required to Cash Collateralize the L/C Obligations pursuant to this Section 2.05(b) unless after the prepayment in full of the Loans the Total Outstandings exceed the Aggregate Commitments then in effect. The Multicurrency Administrative Agent may, at any time and from time to time after the initial deposit of such Cash Collateral, request that additional Cash Collateral be provided in order to protect against the results of further exchange rate fluctuations.

                  (ix) If the Multicurrency Administrative Agent notifies the
            Company at any time that the Outstanding Amount of all Revolving Loans denominated in Foreign Currencies at such time exceeds the Foreign Currency Sublimit then in effect, then, within two Business Days after receipt of such notice, the Borrowers shall prepay Revolving Loans in an aggregate amount sufficient to reduce such Outstanding Amount as of such date of payment to an amount not to exceed the Foreign Currency Sublimit then in effect.

                  (x) If the applicable Administrative Agent notifies the
            Company at any time that the Outstanding Amount of all Australian Credit Loan or Canadian Credit Loans at such time exceeds the Australian Facility or Canadian Facility, respectively, then, within two Business Days after receipt of such notice, the Borrowers shall prepay Australian Revolving Loans and/or Canadian Revolving Loans, as applicable, in an aggregate amount sufficient to reduce such Outstanding Amount as of such date of payment to an amount not to the applicable Facility.

                  (xi) Prepayments of the Revolving Facility made pursuant to this Section 2.05(b), first, shall be applied ratably to the L/C Borrowings and the Swing Line Loans, second, shall be applied ratably to the outstanding Revolving Loans (without a corresponding reduction to the Revolving Commitment to the extent the Consolidated Leverage Ratio after giving effect to such prepayment would be less than 2.00 to 1.00), and, third, with respect to prepayments pursuant to clause (viii) only, shall be used to Cash Collateralize the remaining L/C Obligations; and, in the case of prepayments of the Revolving Facility required pursuant to clause (i), (ii), (iii),
            (iv) or (v) of this Section 2.05(b), the amount remaining, if any, after the prepayment in full of all L/C Borrowings, Swing Line Loans and Revolving Loans outstanding at such time may be retained by the Company for use in the ordinary course of its business. Upon the drawing of any Letter of Credit that has been Cash Collateralized, the funds held as Cash Collateral shall be applied (without any further action by or notice to or from the

                                                  [Published CUSIP Number: ____]

            Company or any other Loan Party) to reimburse the L/C Issuer or the Revolving Lenders, as applicable.

            (c) Anything contained in Section 2.05(b) to the contrary notwithstanding, (i) if, following the occurrence of any "Asset Sale" (as such term or a similar term is defined in the Convertible Note Documents and/or the Senior Note Documents) by any Loan Party or any of its Subsidiaries, the Company is required to commit by a particular date (a "Commitment Date") to apply or cause its Subsidiaries to apply an amount equal to any of the "Net Proceeds" (as such term or a similar term is defined in the Convertible Note Documents and/or the Senior Note Documents) thereof in a particular manner, or to apply by a particular date (an "Application Date") an amount equal to any such "Net Proceeds" in a particular manner, in either case in order to excuse the Company from being required to make an "Asset Sale Offer" (as such term or similar term is defined in the Convertible Note Documents and/or the Senior Note Documents) in connection with such "Asset Sale", and the Company shall have failed to so commit or to so apply an amount equal to such "Net Proceeds" at least 15 days before the applicable Commitment Date or Application Date, as the case may be, or (ii) if the Company at any other time shall have failed to apply or commit or cause to be applied an amount equal to any such "Net Proceeds", and, within 15 days thereafter assuming no further application or commitment of an amount equal to such "Net Proceeds" the Company would otherwise be required to make an "Asset Sale Offer" in respect thereof, then in either such case the Company shall immediately pay or cause to be paid to the Multicurrency Administrative Agent an amount equal to such "Net Proceeds" to be applied to the payment of the Loans and L/C Borrowings and to Cash Collateralize the remaining L/C Obligations in the manner set forth in Section 2.05(b) in such amounts as shall excuse the Company from making any such "Asset Sale Offer".

      2.06 TERMINATION OR REDUCTION OF COMMITMENTS.

            (a) Optional. The Company may, upon notice to the applicable Multicurrency Administrative Agent, terminate the Multicurrency Facility, the Australian Facility, the Canadian Facility, any Alternative Currency Addendum, the Multicurrency Letter of Credit Sublimit, the Canadian Letter of Credit Sublimit or the Swing Line Sublimit, or from time to time permanently reduce the Multicurrency Facility, the Australian Facility, the Canadian Facility, any Alternative Currency Addendum, any Letter of Credit Sublimit or the Swing Line Sublimit; provided that (i) any such notice shall be received by the Multicurrency Administrative Agent not later than 11:00 a.m. five Business Days prior to the date of termination or reduction, (ii) any such partial reduction shall be in a minimum principal amount of the Foreign Currency Equivalent of $10,000,000 or any whole multiple of $1,000,000 in excess thereof, (iii) the Company shall not terminate or reduce (A) the Revolving Facility if, after giving effect thereto and to any concurrent prepayments hereunder, the Total Revolving Credit Outstandings plus the Foreign Currency Reserve (if any) would exceed the Revolving Facility, (B) any Alternative Currency Addendum if, after giving effect thereto and to any concurrent prepayments hereunder, the Alternative Currency Loans would exceed the commitment under the Alternative Currency Addendum, (C) the Letter of Credit Sublimit if, after giving effect

                                                  [Published CUSIP Number: ____]

      thereto, the Outstanding Amount of L/C Obligations not fully Cash Collateralized hereunder would exceed the Letter of Credit Sublimit, or
      (D) the Swing Line Sublimit if, after giving effect thereto and to any concurrent prepayments hereunder, the Outstanding Amount of Swing Line Loans would exceed the Letter of Credit Sublimit and (iv) if, after giving effect to any reduction of the Revolving Facility, the Foreign Currency Sublimit exceeds the amount of the Revolving Facility, such Sublimit shall be automatically reduced by the amount of such excess.

            (b) Mandatory.

                  (i) The aggregate Term B Commitments shall be automatically and permanently reduced to zero on the date of the Term B Borrowing.

                  (ii) If, after giving effect to any reduction of the Revolving
            Commitments, the Foreign Currency Sublimit, the Letter of Credit Sublimit or the Swing Line Sublimit exceeds the amount of the Revolving Facility, such Sublimit shall be automatically reduced by the amount of such excess.

            (c) Application of Commitment Reductions; Payment of Fees. The Multicurrency Administrative Agent will promptly notify the Revolving Lenders of any termination or reduction of the Letter of Credit Sublimit, Swing Line Sublimit, Foreign Currency Sublimit or the Revolving Commitment under this Section 2.06. Upon any reduction of the Revolving Commitments, the Revolving Commitment of each Revolving Lender shall be reduced by such Lender's Applicable Revolving Credit Percentage of such reduction amount. All fees in respect of the Revolving Facility accrued until the effective date of any termination of the Revolving Facility shall be paid on the effective date of such termination.

      2.07 REPAYMENT OF LOANS.

            (a) Term B Loans. The Company shall repay to the Term B Lenders the aggregate principal amount of all Term B Loans outstanding on the following dates in the respective amounts set forth opposite such dates (which amounts shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.06):

Date                                            Amount
----                                            ------
March 31, 2007                                 $625,000
June 30, 2007                                  $625,000
September 30, 2007                             $625,000
December 31, 2007                              $625,000
March 31, 2008                                 $625,000
June 30, 2008                                  $625,000
September 30, 2008                             $625,000
December 31, 2008                              $625,000
March 31, 2009                                 $625,000

                                                  [Published CUSIP Number: ____]

June 30, 2009                                  $625,000
September 30, 2009                             $625,000
December 31, 2009                              $625,000
March 31, 2010                                 $625,000
June 30, 2010                                  $625,000
September 30, 2010                             $625,000
December 31, 2010                              $625,000
March 31, 2011                                 $625,000
June 30, 2011                                  $625,000
September 30, 2011                             $625,000
December 31, 2011                              $625,000
March 31, 2012                                 $625,000
June 30, 2012                                  $625,000
September 30, 2012                             $625,000
December 31, 2012                              $625,000
Maturity Date                                $235,000,000

      provided, however, that the final principal repayment installment of the Term B Loans shall be repaid on the Maturity Date for the Term B Facility and in any event shall be in an amount equal to the aggregate principal amount of all Term B Loans outstanding on such date.

            (b) Revolving Loans. The applicable Borrower shall repay to the Revolving Lenders on the Maturity Date for the Revolving Facility the aggregate principal amount of all Revolving Loans outstanding on such date.

            (c) Alternative Currency Loans. The applicable Borrower or Borrowers shall repay to the Alternative Currency Lenders on the Maturity Date for each Alternative Currency Facility the aggregate principal amount of all Alternative Currency Loans outstanding on such date.

            (d) Swing Line Loans. The Company shall repay each Swing Line Loan on the earlier to occur of (i) the 15th of each month (or the next Business Day thereafter if the 15th is not a Business Day) and the last Business Day of each month and (ii) the Maturity Date for the Revolving Facility.

            (e) Repayment in Same Currency. Unless otherwise provided in this Agreement, each Loan, L/C Advance, L/C Borrowing or other advance hereunder shall be repaid or prepaid in the same currency in which the Loan or advance was made or the applicable Letter of Credit was issued.

      2.08 INTEREST.

            (a) Subject to the provisions of Section 2.08(b), (i) each Eurocurrency Rate Loan under a Facility shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the Eurocurrency Rate for such Interest

                                                  [Published CUSIP Number: ____]

      Period plus the Applicable Rate for such Facility plus (in the case of a Eurocurrency Rate Loan of any Lender which is lent from a Lending Office in the United Kingdom or a Participating Member State) the Mandatory Cost;
      (ii) each Base Rate Loan under a Facility shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate for such Facility; (iii) each Swing Line Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate for the Revolving Facility; and (iv) each CDOR Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the CDOR Rate plus the Applicable Rate for the Revolving Facility.

            (b) (i) If any amount of principal of any Loan is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws.

                  (ii) If any amount (other than principal of any Loan) payable by any Borrower under any Loan Document is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, then upon the request of the Required Lenders such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws.

                  (iii) Upon the request of the Required Lenders, Required
            Multicurrency Lenders, the Required Australian Lenders or the Required Canadian Lenders, as applicable, while any Event of Default exists, the applicable Borrower shall pay interest on the principal amount of all outstanding Obligations hereunder at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws.

                  (iv) Accrued and unpaid interest on past due amounts
            (including interest on past due interest) shall be due and payable upon demand.

            (c) Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law.

            (d) Minimum Interest Clause (Switzerland).

                  (i) By entering into this Agreement, the Revolving Lenders and the Loan Parties have assumed that the interest payable under this Agreement is not and will not become subject to a Swiss Tax Deduction. Therefore, the Swiss

                                                  [Published CUSIP Number: ____]

            Borrower acknowledges and agrees that the interest rates set out in and calculated in accordance with this Section 2.08 with respect to Borrowings by the Swiss Borrower shall constitute a minimum interest rate.

                  (ii) If, contrary to the assumptions of the Revolving Lenders and the Loan Parties, a Swiss Tax Deduction were to be due on any payment of interest due by the Swiss Borrower and should it be unlawful for the Swiss Borrower to comply with Section 3.01(i)(i) (Swiss Tax gross-up) for any reason (where this would otherwise be required by the terms of Section 3.01(i)(i) (Swiss Tax gross-up) taking into account the exclusions set out in Section 3.01(i)(i)(F)), such interest payment due by the Swiss Borrower shall be increased to an amount which (after the Swiss Tax Deduction) results in a payment to the Lenders entitled to such payment of an amount equal to the payment which would have been due had no Swiss Tax Deduction been required. For such purpose, the Swiss Tax Deduction shall be calculated on the full grossed-up interest amount.

                  (iii) The Swiss Borrower undertakes to provide the
            Multicurrency Administrative Agent with the documents reasonably necessary under any law or double taxation treaty for the availability of any relief from the Swiss Withholding Tax.

      2.09 FEES.

      In addition to certain fees described in Sections 2.03(i) and (j):

            (a) Facility Fee. The Company shall pay to the Multicurrency Administrative Agent for the account of each Revolving Lender in accordance with its Applicable Revolving Credit Percentage, a facility fee (a "Facility Fee") in U.S. Dollars equal to the Applicable Rate times the actual daily amount of the Revolving Facility, as reduced from time to time (or, if the Revolving Facility and/or Revolving Commitments have terminated, on the Outstanding Amount of all Revolving Loans, Swing Line Loans and L/C Obligations), regardless of usage; provided that, with respect to the Canadian Revolving Commitments and the Australian Revolving Commitments, the Canadian Borrower and the Australian Borrower shall pay the portion of the Facility Fee corresponding to such Australian Revolving Commitments and Canadian Revolving Commitments to the Australian Administrative Agent and the Canadian Administrative Agent, respectively, in Australian Dollars or Canadian Dollars, as applicable, for the account of each Australian Revolving Lender and Canadian Revolving Lender, respectively. The Facility Fee shall accrue at all times during the Availability Period and thereafter so long as any Revolving Loans, Swing Line Loans or L/C Obligations remain outstanding, including at any time during which one or more of the conditions in Article IV is not met, and shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the Closing Date, and on the last day of the Availability Period (and, if applicable, thereafter on demand). The Facility Fee shall be calculated quarterly in arrears, and if there is any change in the Applicable Rate during any quarter, the actual

                                                  [Published CUSIP Number: ____]

      daily amount shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect. Notwithstanding anything herein to the contrary, the Facility Fee payable to any Alternative Currency Lender shall be calculated without giving effect to any reduction in the Revolving Commitment and Applicable Revolving Credit Percentage of such Alternative Currency Lender pursuant to the terms of Section 2.01(e).

            (b) Other Fees.

                  (i) The Company shall pay to the Arrangers and the
            Multicurrency Administrative Agent for their own respective accounts, in U.S. Dollars, fees in the amounts and at the times specified in the Fee Letter. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever.

                  (ii) The Company shall pay to the Lenders, in U.S. Dollars, such fees as shall have been separately agreed upon in writing in the amounts and at the times so specified. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever.

                  (iii) Notwithstanding the foregoing, with respect to payment of the facility fee on any portion of the Commitments designated as an Alternative Currency Commitment, the Company may, in its discretion, cause payment of the facility fee on any such Alternative Currency Commitment to be made by the relevant Foreign Borrower under such Alternative Currency Commitment.

      2.10 COMPUTATION OF INTEREST AND FEES.

            (a) All computations of interest for CDOR Rate Loans and for Base Rate Loans when the Base Rate is determined by National City Bank's "prime rate" shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year), or, in the case of interest in respect of Revolving Loans denominated in Alternative Currencies as to which market practice differs from the foregoing, in accordance with such market practice. Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid, provided that any Loan that is repaid on the same day on which it is made shall, subject to Section 2.12(a), bear interest for one day. Each determination by the Multicurrency Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error.

            (b) For the purposes of the Interest Act (Canada), (i) whenever a rate of interest or fee rate hereunder is calculated on the basis of a year (the "deemed year") that contains fewer days than the actual number of days in the calendar year of calculation, such rate of interest or fee rate shall be expressed as a yearly rate by multiplying such rate

                                                  [Published CUSIP Number: ____]

      of interest or fee rate by the actual number of days in the calendar year of calculation and dividing it by the number of days in the deemed year,
      (ii) the principle of deemed reinvestment of interest shall not apply to any interest calculation hereunder and (iii) the rates of interest stipulated herein are intended to be nominal rates and not effective rates or yields.

      2.11 EVIDENCE OF DEBT.

            (a) The Credit Extensions made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by the Multicurrency Administrative Agent in the ordinary course of business. The accounts or records maintained by the Multicurrency Administrative Agent and each Lender shall be conclusive absent manifest error of the amount of the Credit Extensions made by the Lenders to the Borrowers and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrowers hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Multicurrency Administrative Agent in respect of such matters, the accounts and records of the Multicurrency Administrative Agent shall control in the absence of manifest error. Upon the request of any Lender to a Borrower made through the Multicurrency Administrative Agent, such Borrower shall execute and deliver to such Lender (through the Multicurrency Administrative Agent) a Note, which shall evidence such Lender's Loans to such Borrower in addition to such accounts or records. Each Lender may attach schedules to a Note and endorse thereon the date, Type (if applicable), amount, currency and maturity of its Loans and payments with respect thereto.

            (b) In addition to the accounts and records referred to in Section 2.11(a), each Lender and the Multicurrency Administrative Agent shall maintain in accordance with its usual practice accounts or records evidencing the purchases and sales by such Lender of participations in Letters of Credit and Swing Line Loans. In the event of any conflict between the accounts and records maintained by the Multicurrency Administrative Agent and the accounts and records of any Lender in respect of such matters, the accounts and records of the Multicurrency Administrative Agent shall control in the absence of manifest error.

      2.12 PAYMENTS GENERALLY; ADMINISTRATIVE AGENT'S CLAWBACK.

            (a) General. All payments to be made by the Borrowers shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein and except with respect to principal of and interest on Loans denominated in a Foreign Currency, all payments by the Borrowers hereunder shall be made to the applicable Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the applicable Administrative Agent's Office in U.S. Dollars and in Same Day Funds not later than 2:00 p.m. on the date specified herein. Except as otherwise expressly provided herein, all payments by the

                                                  [Published CUSIP Number: ____]

      Borrowers hereunder with respect to principal and interest on Loans denominated in a Foreign Currency shall be made to the applicable Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the applicable Administrative Agent's Office in such Foreign Currency and in Same Day Funds not later than the Applicable Time specified by such Administrative Agent on the dates specified herein. Without limiting the generality of the foregoing, the applicable Administrative Agent may require that any payments due under this Agreement (other than payments in Canadian Dollars by the Canadian Borrower) be made in the United States. If, for any reason, any Borrower is prohibited by any Law from making any required payment hereunder in a Foreign Currency, such Borrower shall make such payment in U.S. Dollars in the Dollar Equivalent of the Foreign Currency payment amount. The applicable Administrative Agent will promptly distribute to each Lender its Applicable Percentage in respect of the relevant Facility (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender's Lending Office. All payments received by the applicable Administrative Agent (i) after 2:00 p.m., in the case of payments in U.S. Dollars, or (ii) after the Applicable Time specified by the applicable Administrative Agent in the case of payments in a Foreign Currency, shall in each case be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue. If any payment to be made by any Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be.

            (b) (i) Funding by Lenders; Presumption by Administrative Agent. Unless the applicable Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing of Eurocurrency Rate Loans (or, in the case of any Borrowing of Base Rate Loans, prior to 12:00 noon on the date of such Borrowing) that such Lender will not make available to the applicable Administrative Agent such Lender's share of such Borrowing, the applicable Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.02 (or, in the case of a Borrowing of Base Rate Loans, that such Lender has made such share available in accordance with and at the time required by
            Section 2.02) and may, in reliance upon such assumption, make available to the applicable Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the applicable Administrative Agent, then the applicable Lender and the applicable Borrower severally agree to pay to the applicable Administrative Agent forthwith on demand such corresponding amount in Same Day Funds with interest thereon, for each day from and including the date such amount is made available to such Borrower to but excluding the date of payment to the applicable Administrative Agent, at (A) in the case of a payment to be made by such Lender, the Overnight Rate, plus any administrative, processing or similar fees customarily charged by the applicable Administrative Agent in connection with the foregoing, and (B) in the case of a payment to be made by such Borrower, the interest rate applicable to Base Rate Loans. If such Borrower and such Lender shall pay such interest to the applicable Administrative

                                                  [Published CUSIP Number: ____]

            Agent for the same or an overlapping period, the applicable Administrative Agent shall promptly remit to such Borrower the amount of such interest paid by such Borrower for such period. If such Lender pays its share of the applicable Borrowing to the applicable Administrative Agent, then the amount so paid shall constitute such Lender's Loan included in such Borrowing. Any payment by such Borrower shall be without prejudice to any claim such Borrower may have against a Lender that shall have failed to make such payment to the applicable Administrative Agent.

                  (ii) Payments by Borrowers; Presumptions by Administrative
            Agent. Unless the applicable Administrative Agent shall have received notice from a Borrower prior to the time at which any payment is due to the Applicable Administrative Agent for the account of the Lenders or the L/C Issuer hereunder that such Borrower will not make such payment, the applicable Administrative Agent may assume that such Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Appropriate Lenders or the L/C Issuer, as the case may be, the amount due. In such event, if such Borrower has not in fact made such payment, then each of the Appropriate Lenders or the L/C Issuer, as the case may be, severally agrees to repay to the applicable Administrative Agent forthwith on demand the amount so distributed to such Lender or the L/C Issuer, in Same Day Funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the applicable Administrative Agent, at the Overnight Rate.

            A notice of the applicable Administrative Agent to any Lender or a Borrower with respect to any amount owing under this subsection (b) shall be conclusive, absent manifest error.

            (c) Failure to Satisfy Conditions Precedent. If any Lender makes available to any Administrative Agent funds for any Loan to be made by such Lender to any Borrower as provided in the foregoing provisions of this Article II, and such funds are not made available to such Borrower by such Administrative Agent because the conditions to the applicable Credit Extension set forth in Article IV are not satisfied or waived in accordance with the terms hereof, such Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest.

            (d) Obligations of Lenders Several. The obligations of the Lenders hereunder to make Term B Loans, Revolving Loans and Alternative Currency Loans, to fund participations in Letters of Credit and Swing Line Loans and to make payments pursuant to Section 11.04(c) are several and not joint. The failure of any Lender to make any Loan, to fund any such participation or to make any payment under Section 11.04(c) on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan, to purchase its participation or to make its payment under Section 11.04(c).

                                                  [Published CUSIP Number: ____]

            (e) Funding Source. Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner.

            (f) Insufficient Funds. Subject to the terms of Section 8.03, if at any time insufficient funds are received by and available to any Administrative Agent to pay fully all amounts of principal, L/C Borrowings, interest and fees then due hereunder, such funds shall be applied (i) first, toward payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, toward payment of principal and L/C Borrowings then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and L/C Borrowings then due to such parties.

      2.13 SHARING OF PAYMENTS BY LENDERS.

      If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of (a) Obligations in respect of any the Facilities due and payable to such Lender hereunder and under the other Loan Documents at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations due and payable to such Lender at such time to (ii) the aggregate amount of the Obligations in respect of the Facilities due and payable to all Lenders hereunder and under the other Loan Documents at such time) of payments on account of the Obligations in respect of the Facilities due and payable to all Lenders hereunder and under the other Loan Documents at such time obtained by all the Lenders at such time or (b) Obligations in respect of any of the Facilities owing (but not due and payable) to such Lender hereunder and under the other Loan Documents at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations owing (but not due and payable) to such Lender at such time to
(ii) the aggregate amount of the Obligations in respect of the Facilities owing (but not due and payable) to all Lenders hereunder and under the other Loan Parties at such time) of payment on account of the Obligations in respect of the Facilities owing (but not due and payable) to all Lenders hereunder and under the other Loan Documents at such time obtained by all of the Lenders at such time then the Lender receiving such greater proportion shall (a) notify the Multicurrency Administrative Agent of such fact, and (b) purchase (for cash at face value) participations in (1) the Term B Loan, Multicurrency Revolving Loans and subparticipations in L/C Obligations of the other Lenders if such Lender is a Multicurrency Revolving Lender, (2) the Australian Revolving Loans of the other Lenders if such Lender is a Australian Revolving Lender or (3) the Canadian Revolving Loans of the other Lenders if such Lender is a Canadian Revolving Lender, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders, as applicable, ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and participations and other amounts owing them, provided that:

                  (i) if any such participations or subparticipations are
            purchased and all or any portion of the payment giving rise thereto is recovered, such participations

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            or subparticipations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and

                  (ii) the provisions of this Section shall not be construed to apply to (A) any payment made by a Borrower pursuant to and in accordance with the express terms of this Agreement or (B) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or subparticipations in L/C Obligations or Swing Line Loans to any assignee or participant, other than to the Company or any Subsidiary thereof (as to which the provisions of this Section shall apply).

      Each Loan Party consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such Loan Party rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Loan Party in the amount of such participation.

      2.14 FOREIGN BORROWERS.

            (a) Effective as of the date hereof each of the Australian Borrower, the Canadian Borrower, the Danish Borrower, the Dutch Borrower, the Swiss Borrower and the English Borrower shall be a "Foreign Borrower" hereunder and may receive Revolving Loans for its account on the terms and conditions set forth in this Agreement. The Obligations of all Foreign Borrowers that are Foreign Subsidiaries shall be several in nature.

            (b) Each Foreign Borrower hereby irrevocably appoints the Company as its agent for all purposes relevant to this Agreement and each of the other Loan Documents, including (i) the giving and receipt of notices,
      (ii) the execution and delivery of all documents, instruments and certificates contemplated herein and all modifications hereto; provided that each Foreign Borrower will execute any promissory notes required hereunder, and (iii) the receipt of the proceeds of any Loans made by the Lenders to any such Foreign Borrower hereunder. Any acknowledgment, consent, direction, certification or other action which might otherwise be valid or effective only if given or taken by all Borrowers, or by each Borrower acting singly, shall be valid and effective if given or taken only by the Company, whether or not any such other Borrower joins therein. Any notice, demand, consent, acknowledgement, direction, certification or other communication delivered to the Company in accordance with the terms of this Agreement shall be deemed to have been delivered to each Foreign Borrower.


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                                   ARTICLE III

                     TAXES, YIELD PROTECTION AND ILLEGALITY

      3.01 TAXES.

            (a) Payments Free of Taxes. Any and all payments by or on account of any obligation of the respective Borrowers hereunder or under any other Loan Document shall be made free and clear of and without reduction or withholding for any Indemnified Taxes or Other Taxes, provided that if the applicable Borrower shall be required by applicable law to deduct any Indemnified Taxes (including any Other Taxes) from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the applicable Administrative Agent, Lender or L/C Issuer, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Borrower shall make such deductions and (iii) such Borrower shall timely pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

            (b) Payment of Other Taxes by the Borrowers. Without limiting the provisions of subsection (a) above, each Borrower shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

            (c) Indemnification by the Borrowers. Each Borrower shall indemnify each Administrative Agent, Lender and L/C Issuer, within 10 days after demand therefor, for the full amount of any Indemnified Taxes or Other Taxes (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) paid by such Administrative Agent, Lender or L/C Issuer, as the case may be, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to a Borrower by a Lender or a L/C Issuer (with a copy to each Administrative Agent), or by the applicable Administrative Agent on its own behalf or on behalf of a Lender or a L/C Issuer, shall be conclusive absent manifest error.

            (d) Evidence of Payments. As soon as practicable after any payment of Indemnified Taxes or Other Taxes by any Borrower to a Governmental Authority, such Borrower shall deliver to the Multicurrency Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Multicurrency Administrative Agent.

            (e) Status of Lenders. Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which a Borrower is resident for tax purposes, or any treaty to which such jurisdiction is a party,

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      with respect to payments hereunder or under any other Loan Document shall deliver to the Company (with a copy to the Multicurrency Administrative Agent), at the time or times prescribed by applicable law or reasonably requested by the Company or the Multicurrency Administrative Agent, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if requested by the Company or the Multicurrency Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Company or the Multicurrency Administrative Agent as will enable the Company or the Multicurrency Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements.

            Without limiting the generality of the foregoing, in the event that a Borrower is resident for tax purposes in the United States, any Foreign Lender shall deliver to Company and the Multicurrency Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the request of the Company or the Multicurrency Administrative Agent, but only if such Foreign Lender is legally entitled to do so), whichever of the following is applicable:

                  (i) duly completed copies of Internal Revenue Service Form
            W-8BEN claiming eligibility for benefits of an income tax treaty to which the United States is a party,

                  (ii) duly completed copies of Internal Revenue Service Form
            W-8ECI,

                  (iii) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under section 881(c) of the Code, (x) a certificate to the effect that such Foreign Lender is not (A) a "bank" within the meaning of section 881(c)(3)(A) of the Code, (B) a "10 percent shareholder" of the applicable Borrower within the meaning of section 881(c)(3)(B) of the Code, or (C) a "controlled foreign corporation" described in section 881(c)(3)(C) of the Code and (y) duly completed copies of Internal Revenue Service Form W-8BEN, or

                  (iv) any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in United States federal withholding tax duly completed together with such supplementary documentation as may be prescribed by applicable law to permit the Company to determine the withholding or deduction required to be made.

            Without limiting the obligations of the Lenders set forth above regarding delivery of certain forms and documents to establish each Lender's status for U.S. withholding tax purposes, each Lender agrees promptly to deliver to the Multicurrency Administrative Agent or the Company, as the Multicurrency Administrative Agent or the Company shall reasonably request, on or prior to the Closing Date, and in a timely fashion thereafter, such other documents and forms required by any relevant taxing authorities under the

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      Laws of any other jurisdiction, duly executed and completed by such
      Lender, as are required under such Laws to confirm such Lender's entitlement to any available exemption from, or reduction of, applicable withholding taxes in respect of all payments to be made to such Lender outside of the U.S. by the Borrowers pursuant to this Agreement or otherwise to establish such Lender's status for withholding tax purposes in such other jurisdiction. Each Lender shall promptly (i) notify the Multicurrency Administrative Agent of any change in circumstances which would modify or render invalid any such claimed exemption or reduction, and (ii) take such steps as shall not be materially disadvantageous to it, in the reasonable judgment of such Lender, and as may be reasonably necessary (including the re-designation of its Lending Office) to avoid any requirement of applicable Laws of any such jurisdiction that any Borrower make any deduction or withholding for taxes from amounts payable to such Lender. Additionally, each of the Borrowers shall promptly deliver to any Administrative Agent, Lender or L/C Issuer, as such Administrative Agent, Lender or L/C Issuer shall reasonably request, on or prior to the Closing Date, and in a timely fashion thereafter, such documents and forms required by any relevant taxing authorities under the Laws of any jurisdiction, duly executed and completed by such Borrower, as are required to be furnished by such Administrative Agent, Lender or L/C Issuer under such Laws in connection with any payment by any Administrative Agent, Lender or L/C Issuer of Taxes or Other Taxes, or otherwise in connection with the Loan Documents, with respect to such jurisdiction.

            (f) Treatment of Certain Refunds. If any Administrative Agent, Lender or L/C Issuer determines, in its sole discretion, that it has received a refund of any Taxes or Other Taxes as to which it has been indemnified by any Borrower or with respect to which any Borrower has paid additional amounts pursuant to this Section, it shall pay to such Borrower an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by such Borrower under this Section with respect to the Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of such Administrative Agent, Lender or L/C Issuer, as the case may be, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided that each Borrower, upon the request of such Administrative Agent, Lender or L/C Issuer, agrees to repay the amount paid over to such Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to such Administrative Agent, Lender or L/C Issuer in the event such Administrative Agent, Lender or L/C Issuer is required to repay such refund to such Governmental Authority. This subsection shall not be construed to require any Administrative Agent, Lender or L/C Issuer to make available its tax returns (or any other information relating to its taxes that it deems confidential) to any Borrower or any other Person.

            (g) UK Tax Matters.

                  (i) A Loan Party is not required to make an increased payment to a Lender for a Tax Deduction in respect of tax imposed by the United Kingdom from a payment of interest on a Loan, if on the date on which the payment falls due: (A) the payment could have been made to the relevant Lender without a Tax

                                      113
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            Deduction if it was a Qualifying Lender, but on that date such
            Lender is not or has ceased to be a Qualifying Lender other than as a result of any Change in Law after the date it became a Lender under this Agreement; (B) (x) the relevant Lender is a Qualifying Lender solely under sub-paragraph (i)(B) of the definition of Qualifying Lender; (y) the Board of the Inland Revenue of the United Kingdom has given (and not revoked) a direction (a "Direction") under Section 349C of the Taxes Act of the United Kingdom (as that provision has effect on the date on which the relevant Lender became a party to this Agreement) which relates to that payment and that Lender has received from such Loan Party or the Company a certified copy of that Direction; and (z) the payment could have been made to the Lender without any Tax Deduction in the absence of that Direction; (C) the relevant Lender is a Qualifying Lender solely under sub-paragraph (i)(B) of the definition of Qualifying Lender and it has not, other than by reason of any Change in Law after the date of this Agreement, given a Tax Confirmation to the Company; or
            (D) the relevant Lender is a Treaty Lender and the Obligor making the payment is able to demonstrate that the payment could have been made to the Lender without the Tax Deduction had that Lender complied with its obligations under paragraph (v) below.

                  (ii) If a Loan Party is required to make a Tax Deduction, that
            Loan Party shall make that Tax Deduction and any payment required in connection with that Tax Deduction within the time allowed and in the minimum amount required by law.

                  (iii) Within thirty days of making either a Tax Deduction or any payment required in connection with that Tax Deduction, the Loan Party making that Tax Deduction shall deliver to the Multicurrency Administrative Agent for the Lender entitled to the payment evidence reasonably satisfactory to that Lender that the Tax Deduction has been made or (as applicable) any appropriate payment paid to the relevant taxing authority.

                  (iv) A Treaty Lender and each Loan Party which makes a payment to which that Treaty Lender is entitled shall co-operate in completing any procedural formalities necessary for that Loan Party to obtain authorization to make that payment without a Tax Deduction.

                  (v) A English Non-Bank Lender which becomes a Party on the day on which this Agreement is entered into gives a Tax Confirmation to the Company by entering into this Agreement.

                  (vi) A English Non-Bank Lender shall promptly notify the
            Company and the Multicurrency Administrative Agent if there is any change in the position from that set out in the Tax Confirmation.


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     (h)  Value Added Tax.

          (i) All amounts set out, or expressed to be payable under a Loan Document by any party to this agreement to a Lender which (in whole or in part) constitute the consideration for VAT purposes shall be deemed to be exclusive of any VAT which is chargeable on such amount, and accordingly, subject to paragraph (iii) below, if VAT is chargeable on any Credit Extension made by any Lender to any Loan Party under a Loan Document, that Loan Party shall pay to the Lender (in addition to and at the same time as paying the consideration) an amount equal to the amount of the VAT (and such Lender shall promptly provide an appropriate VAT invoice to such Loan Party).

          (ii) If VAT is chargeable on any Credit Extension made by any Lender (the "Supplier") to any other Lender (the "Recipient") under a Loan Document, and any Loan Party (the "Relevant Party") is required by the terms of any Loan Document to pay an amount equal to the consideration for such Credit Extension to the Supplier (rather than being required to reimburse the Recipient in respect of that consideration), such Loan Party shall also pay to the Supplier (in addition to and at the same time as paying such amount) an amount equal to the amount of such VAT. The Recipient will promptly pay to the Relevant Party an amount equal to any credit or repayment from the relevant tax authority which it reasonably determines relates to the VAT chargeable on that supply.

          (iii) Where a Loan Document requires any Loan Party to reimburse a Lender for any costs or expenses, that Loan Party shall also at the same time pay and indemnify the Lender against all VAT incurred by the Lender in respect of the costs or expenses to the extent that the Lender reasonably determines that neither it nor any other member of any group of which it is a member for VAT purposes is entitled to credit or repayment from the relevant tax authority in respect of the VAT.

     (i)  Swiss Tax Matters.

          (i)  Swiss Tax gross-up.

               (A) The Swiss Borrower shall make all payments to be made by it without any Swiss Tax Deduction, unless a Swiss Tax Deduction is required by law.

               (B) The Swiss Borrower shall promptly upon becoming aware that the Swiss Borrower must make a Swiss Tax Deduction (or that there is any change in the rate or the basis of a Swiss Tax Deduction) notify the Multicurrency Administrative Agent on becoming so aware in respect of a payment payable to the Lenders. If the Multicurrency Administrative Agent receives such notification from a Lender it shall promptly notify the Swiss Borrower.


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               (C) Each Lender confirms on the date of this Agreement that it is a Qualifying Swiss Lender and a Qualifying Swiss Bank and each Lender becoming a Lender by novation or assignment under Section 11.06 (Successor and Assigns) shall be deemed to have confirmed on the date of effectiveness of that novation or assignment that it is (i) a Qualifying Swiss Lender and a Qualifying Swiss Bank or (ii) a Lender and a Permitted Non-Qualifying Institution.

               (D) Each Lender undertakes to:

                    (I) in the case of a Lender which is a Qualifying Swiss
               Lender and a Qualifying Swiss Bank promptly notify the Multicurrency Administrative Agent and the Swiss Borrower if it becomes aware that it has ceased or will or is likely to cease to be a Qualifying Swiss Lender of a Qualifying Swiss Bank; and

                    (II) in the case of a Lender which is a Qualifying Swiss
               Lender and a Permitted Non-Qualifying Institution promptly notify the Collateral Agent and the Swiss Borrower if:

                         (x) it becomes aware that it has ceased or will or is
                    likely to cease to be a Qualifying Swiss Lender; or

                         (y) it becomes aware that its Commitment and
                    participation in the facilities under the Agreement has ceased or will or is likely to cease to be treated as having been provided by one creditor only for the purposes of the Non-Bank Rules.

               (E) If a Swiss Tax Deduction is required by law to be made by the Swiss Borrower, the amount of the payment due from the Swiss Borrower shall be increased (i.e. "grossed-up") to an amount which (after making any Swiss Tax Deduction) leaves an amount equal to the payment which would have been due if no Swiss Tax Deduction had been required.

               (F) The Swiss Borrower is not required to make an increased payment to a Lender under Section 3.01(i)(i)(E) above for a Swiss Tax Deduction from a payment of interest on a Loan, if:

                    (I) on the date on which the payment falls due:

                         (x) that payment could have been made to the relevant
                    Lender without a Swiss Tax Deduction if it was a Qualifying Swiss Lender, but on that date that Lender is not or has ceased to be a Qualifying Swiss Lender other than as


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                    a result of any change after the date it became a Lender
                    under this Agreement in (or in the interpretation, administration, or application of) any law or Treaty, or any published practice or concession of any relevant taxing authority; or

                         (y) the relevant Lender is a Treaty Lender and the
                    Swiss Borrower is able to demonstrate that that payment could have been made to the Lender without the Swiss Tax Deduction had that Lender complied with its obligations under sub-clause 3.01(i)(ii)(G) below; or

                    (II) the obligation on the part of the Swiss Borrower to
               make such increased payment to a Lender results from:

                         (x) that Lender ceasing to be a Qualifying Swiss Bank;
                    or

                         (y) if that Lender is a Permitted Non-Qualifying
                    Institution, any increase in the number of creditors which its Commitment and participation in the Facilities is treated as having been provided by for the purposes of the Non-Bank Rules, in each case other than as a result of any change after the date it became a Lender under this Agreement in (or in the interpretation, administration, or application of) any law, or any published practice or concession of any relevant taxing authority including, without limitation, the Guidelines.

               (G) If the Swiss Borrower is required to make a Swiss Tax Deduction, the Swiss Borrower shall make that Swiss Tax Deduction and any payment required in connection with that Swiss Tax Deduction within the time allowed and in the minimum amount required by law.

               (H) Within 30 days of making either a Swiss Tax Deduction or any payment required in connection with that Swiss Tax Deduction, the Swiss Borrower shall deliver to the Multicurrency Administrative Agent for the Person entitled to the payment evidence reasonably satisfactory to that Person that the Swiss Tax Deduction has been made or (as applicable) any appropriate payment paid to the relevant taxing authority.

               (I) A Treaty Lender and the Swiss Borrower shall co-operate in completing any procedural formalities necessary (i) for the Swiss Borrower to obtain authorization to make payments to which that Treaty Lender is entitled without a Swiss Tax Deduction or (ii) for such Treaty


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          Lender to successfully apply for the full refund of Swiss Federal
          Withholding Tax.

          (ii) Tax Indemnity.

               (A) The Swiss Borrower shall (within three Business Days of demand by the Collateral Agent) pay to a Protected Party an amount equal to the loss, liability or cost which that Protected Party determines will be or has been (directly or indirectly) suffered for or on account of Swiss Tax by that Protected Party in respect of a Loan Document other than in respect of an assignment or transfer by a Lender.

               (B) Section 3.01(i)(ii)(A) above shall not apply:

                    (I)  with respect to any Swiss Tax assessed on a Lender:

                         (x) under the law of the jurisdiction in which that
                    Lender is incorporated or, if different, the jurisdiction (or jurisdictions) in which that Lender is treated as resident for tax purposes; or

                         (y) under the law of the jurisdiction in which that
                    Lender's office performing the obligations under the Loan Documents is located in respect of amounts received or receivable in that jurisdiction,

          if that Swiss Tax is imposed on or calculated by reference to the net income, net revenues, profits or gains (whichever term or analogous term is relevant to a Lender in the jurisdiction where such Lender is liable to Swiss Tax) received or receivable (but not any sum deemed to be received or receivable) by that Lender; or

                    (II) to the extent a loss, liability or cost:

                         (x) is compensated for by an increased payment under
                    Section 3.01(i)(i) (Swiss Tax gross-up);

                         (y) would have been compensated for by an increased
                    payment under Section 3.01(i)(i) (Swiss Tax gross-up) but was not so compensated solely because one of the exclusions in Section 3.01(i)(i)(F) (Swiss Tax gross-up) applied.

               (C) A Protected Party making, or intending to make a claim under
          Section 3.01(i)(ii) above shall promptly notify the Multicurrency Administrative Agent of the event which will give, or has given, rise to the


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          claim, following which the Multicurrency Administrative Agent shall notify the Company.

               (D) A Protected Party shall, on receiving a payment from the Company under this Section 3.01(i)(ii), notify the Collateral Agent.

          (iii) Swiss Tax Credit. If the Company or the Swiss Borrower makes a Swiss Tax Payment and the relevant Lender determines that, (A) a Swiss Tax Credit is attributable either to an increased payment of which that Swiss Tax Payment forms part, or to that Swiss Tax Payment and (B) that such Lender has obtained, utilized and retained that Swiss Tax Credit, then the Lender shall pay an amount to the Swiss Borrower which that Lender determines will leave it (after that payment) in the same after-Swiss Tax position as it would have been in had the Swiss Tax Payment not been required to be made.

          (iv) Stamp taxes. The Swiss Borrower or the Company shall pay and, within three Business Days of demand, indemnify each Lender against any cost, loss or liability that Lender incurs in relation to all stamp duty, registration and other similar Swiss Taxes payable in respect of any Loan Document other than in respect of an assignment, transfer or sub-participation by a Lender.

          (v) Value added tax.

               (A) all amounts expressed to be payable under a Loan Document by any Party to a Lender shall be deemed to be exclusive of any Swiss VAT. If Swiss VAT is chargeable on any supply made by any Lender to any Party in connection with a Loan Document, that Party shall pay to the Lender (in addition to and at the same time as paying the consideration) an amount equal to the amount of the VAT.

               (B) Where a Loan Document requires any Party to reimburse a Lender for any costs or expenses, that Party shall also at the same time indemnify the Lender against all Swiss VAT incurred by the Lender in respect of the costs or expenses to the extent that the Lender reasonably determines that neither it nor any other member of any group of which it is a member for Swiss VAT purposes is entitled to credit or repayment form the relevant tax authority in respect of the Swiss VAT.

     3.02 ILLEGALITY.

     If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund Eurocurrency Rate Loans (whether denominated in U.S. Dollars or a Foreign Currency) or CDOR Rate Loans, or to determine or charge interest rates based upon the Eurocurrency Rate or the CDOR Rate, or any Governmental Authority has imposed material restrictions on the authority of such Lender to purchase or sell, or to take deposits of, U.S.

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Dollars or any Foreign Currency in the applicable interbank market, then, on notice thereof by such Lender to the Company through the Multicurrency Administrative Agent, any obligation of such Lender to make or continue Eurocurrency Rate Loans or CDOR Rate Loans in the affected currency or currencies or, in the case of Eurocurrency Rate Loans in U.S. Dollars, to convert Base Rate Loans to Eurocurrency Rate Loans or CDOR Rate Loans, as applicable, shall be suspended until such Lender notifies the Multicurrency Administrative Agent and the Company that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, the applicable Borrower shall, upon demand from such Lender (with a copy to the applicable Administrative Agent), prepay or, if applicable, convert all Eurocurrency Rate Loans or CDOR Rate Loans of such Lender to Base Rate Loans, either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Eurocurrency Rate Loans or CDOR Rate Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such Eurocurrency Rate Loans or CDOR Rate Loans, as applicable. Upon any such prepayment or conversion, the applicable Borrower shall also pay accrued interest on the amount so prepaid or converted.

     3.03 INABILITY TO DETERMINE RATES.

     If the Required Lenders (or, with respect to Alternative Currency Loans, Australian Revolving Loans and Canadian Revolving Loans, the Required Alternative Currency Lenders, the Required Australian Revolving Lenders and the Required Canadian Revolving Lenders, respectively) determine that for any reason in connection with any request for a Eurocurrency Rate Loan or a conversion to or continuation thereof that (a) deposits (whether in U.S. Dollars or a Foreign Currency) are not being offered to banks in the applicable offshore interbank market for such currency for the applicable amount and Interest Period of such Eurocurrency Rate Loan, (b) adequate and reasonable means do not exist for determining the Eurocurrency Rate for any requested Interest Period with respect to a proposed Eurocurrency Rate Loan (whether denominated in U.S. Dollars or a Foreign Currency), or (c) the Eurocurrency Rate for any requested Interest Period with respect to a proposed Eurocurrency Rate Loan does not adequately and fairly reflect the cost to such Lenders of funding such Eurocurrency Rate Loan, the Multicurrency Administrative Agent will promptly so notify the Company and each Lender. Thereafter, the obligation of the Lenders to make or maintain Eurocurrency Rate Loans in the affected currency or currencies shall be suspended until the Multicurrency Administrative Agent (upon the instruction of the Required Lenders) revokes such notice. Upon receipt of such notice, the Company may revoke any pending request for a Borrowing of, conversion to or continuation of Eurocurrency Rate Loans in the affected currency or currencies or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans in the amount specified therein.

     3.04 INCREASED COSTS; RESERVES ON EUROCURRENCY RATE LOANS AND CDOR RATE LOANS.

          (a)  Increased Costs Generally. If any Change in Law shall:

               (i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of,

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          deposits with or for the account of, or credit extended or participated in by, any Lender (except (A) any reserve requirement contemplated by Section 3.04(e), (B) any reserve requirement of the Bank of Canada and (C) the requirements of the Bank of England and the Financial Services Authority or the European Central Bank reflected in the Mandatory Cost, other than as set forth below) or the L/C Issuer;

               (ii) subject any Lender or the L/C Issuer to any tax of any kind whatsoever with respect to this Agreement, any Letter of Credit, any participation in a Letter of Credit or any Eurocurrency Rate Loan or CDOR Rate Loan made by it, or change the basis of taxation of payments to such Lender or the L/C Issuer in respect thereof (except for Indemnified Taxes or Other Taxes covered by Section 3.01 and the imposition of, or any change in the rate of, any Excluded Tax payable by such Lender or the L/C Issuer);

               (iii) result in the failure of the Mandatory Cost, as calculated hereunder, to represent the cost to any Lender of complying with the requirements of the Bank of England and/or the Financial Services Authority or the European Central Bank in relation to its making, funding or maintaining Eurocurrency Rate Loans; or

               (iv) impose on any Lender or the L/C Issuer or the London interbank market any other condition, cost or expense affecting this Agreement or Eurocurrency Rate Loans made by such Lender or any Letter of Credit or participation therein;

     and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurocurrency Rate Loan (or of maintaining its obligation to make any such Loan), or to increase the cost to such Lender or the L/C Issuer of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender or the L/C Issuer hereunder (whether of principal, interest or any other amount) then, upon request of such Lender or the L/C Issuer, the Company will pay (or cause the applicable Foreign Borrower to pay) to such Lender or the L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or the L/C Issuer, as the case may be, for such additional costs incurred or reduction suffered.

          (b) Capital Requirements. If any Lender or the L/C Issuer determines that any Change in Law affecting such Lender or the L/C Issuer or any Lending Office of such Lender or such Lender's or the L/C Issuer's holding company, if any, regarding capital requirements has or would have the effect of reducing the rate of return on such Lender's or the L/C Issuer's capital or on the capital of such Lender's or the L/C Issuer's holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by the L/C Issuer, to a level below that which such Lender or the

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     L/C Issuer or such Lender's or the L/C Issuer's holding company could have achieved but for such Change in Law (taking into consideration such Lender's or the L/C Issuer's policies and the policies of such Lender's or the L/C Issuer's holding company with respect to capital adequacy), then from time to time the Company will pay (or cause the applicable Foreign Borrower to pay) to such Lender or the L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or the L/C Issuer or such Lender's or the L/C Issuer's holding company for any such reduction suffered.

          (c) Certificates for Reimbursement. A certificate of a Lender or the L/C Issuer setting forth the amount or amounts necessary to compensate such Lender or the L/C Issuer or its holding company, as the case may be, as specified in subsection (a) or (b) of this Section and delivered to the Company shall be conclusive absent manifest error. The Company shall pay (or cause the applicable Foreign Borrower to pay) such Lender or the L/C Issuer, as the case may be, the amount shown as due on any such certificate within 10 days after receipt thereof.

          (d) Delay in Requests. Failure or delay on the part of any Lender or the L/C Issuer to demand compensation pursuant to the foregoing provisions of this Section shall not constitute a waiver of such Lender's or the L/C Issuer's right to demand such compensation, provided that no Borrower shall be required to compensate a Lender or the L/C Issuer pursuant to the foregoing provisions of this Section for any increased costs incurred or reductions suffered more than six months prior to the date that such Lender or the L/C Issuer, as the case may be, notifies the Company of the Change in Law giving rise to such increased costs or reductions and of such Lender's or the L/C Issuer's intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine-month period referred to above shall be extended to include the period of retroactive effect thereof).

          (e) Additional Reserve Requirements. The Company shall pay (or cause the applicable Foreign Borrower to pay) to each Lender, as long as such Lender shall be required to comply with any reserve ratio requirement or analogous requirement of any central banking or financial regulatory authority imposed in respect of the maintenance of the Commitments or the funding of the Eurocurrency Rate Loans, such additional costs (expressed as a percentage per annum and rounded upwards, if necessary, to the nearest five decimal places) equal to the actual costs allocated to such Commitment or Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive), which shall be due and payable on each date on which interest is payable on such Loan, provided the Company shall have received at least 10 days' prior notice (with a copy to the Multicurrency Administrative Agent) of such additional costs from such Lender. If a Lender fails to give notice 10 days prior to the relevant Interest Payment Date, such additional costs shall be due and payable 10 days from receipt of such notice.

     3.05 COMPENSATION FOR LOSSES.

     Upon demand of any Lender (with a copy to the Multicurrency Administrative Agent) from time to time, the Company shall promptly compensate (or cause the applicable Foreign

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Borrower to compensate) such Lender for and hold such Lender harmless from any direct loss, cost or expense incurred by it as a result of:

          (a) any continuation, conversion, payment or prepayment of any Loan other than a Base Rate Loan on a day other than the last day of the Interest Period (or CDOR Period) for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise);

          (b) any failure by any Borrower (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, continue or convert any Loan other than a Base Rate Loan on the date or in the amount notified by the Company or the applicable Foreign Borrower;

          (c) any failure by any Borrower to make payment of any Loan or drawing under any Letter of Credit (or interest due thereon) on its scheduled due date or any payment thereof in a different currency; or

          (d) any assignment of a Eurocurrency Rate Loan or a CDOR Rate Loan on a day other than the last day of the Interest Period therefor as a result of a request by the Company pursuant to Section 11.13;

including any foreign exchange losses and any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan, from fees payable to terminate the deposits from which such funds were obtained or from the performance of any foreign exchange contract. The Company shall also pay (or cause the applicable Foreign Borrower to pay) any customary de minimus administrative fees charged by such Lender in connection with the foregoing.

For purposes of calculating amounts payable by the Company (or the applicable Foreign Borrower) to the Lenders under this Section 3.05, each Lender shall be deemed to have funded each Eurocurrency Rate Loan made by it at the Eurocurrency Rate for such Loan by a matching deposit or other borrowing in the offshore interbank market for such currency for a comparable amount and for a comparable period, whether or not such Eurocurrency Rate Loan was in fact so funded.

     3.06 MITIGATION OBLIGATIONS.

          Designation of a Different Lending Office. If any Lender requests compensation under Section 3.04, or any Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, or if any Lender gives a notice pursuant to Section 3.02, then such Lender shall use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 3.01 or 3.04, as the case may be, in the future, or eliminate the need for the notice pursuant to Section 3.02,

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     as applicable, and (ii) in each case, would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Company hereby agrees to pay (or to cause the applicable Foreign Borrower to pay) all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

     3.07 SURVIVAL.

     All of the Borrowers' obligations under this Article III shall survive termination of the Aggregate Commitments and repayment of all other Obligations hereunder.

     3.08 PARALLEL DEBT.

          (a) Each Loan Party (other than an Australian Loan Party or a Canadian Loan Party) must pay the Multicurrency Collateral Agent, as an independent and separate creditor, an amount equal to each Secured Party Claim on its due date.

          (b) The Multicurrency Collateral Agent may enforce performance of any Multicurrency Collateral Agent Claim in its own name as an independent and separate right. This includes any suit, execution, enforcement of security, recovery of guarantees and applications for and voting in respect of any kind of insolvency proceeding.

          (c) Each Secured Party must, at the request of the Multicurrency Collateral Agent, perform any act required in connection with the enforcement of any Multicurrency Collateral Agent Claim. This includes joining in any proceedings as co-claimant with the Multicurrency Collateral Agent.

          (d) Unless the Multicurrency Collateral Agent fails to enforce a Multicurrency Collateral Agent Claim within a reasonable time after its due date, a Secured Party may not take any action to enforce the corresponding Secured Party Claim unless it is requested to do so by the Multicurrency Collateral Agent.

          (e) Each Loan Party irrevocably and unconditionally waives any right it may have to require a Secured Party to join in any proceedings as co-claimant with the Multicurrency Collateral Agent in respect of any Multicurrency Collateral Agent Claim.

          (f) (i) Discharge by a Loan Party of a Secured Party Claim will discharge the corresponding Multicurrency Collateral Agent Claim in the same amount; and (ii) discharge by a Loan Party of a Multicurrency Collateral Agent Claim will discharge the corresponding Secured Party Claim in the same amount.

          (g) The aggregate amount of the Multicurrency Collateral Agent Claims will never exceed the aggregate amount of Secured Party Claims.

          (h) (i) A defect affecting a Multicurrency Collateral Agent Claim against a Loan Party will not affect any Secured Party Claim and (ii) a defect affecting a Secured

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     Party Claim against a Loan Party will not affect any Multicurrency
     Collateral Agent Claim.

          (i) If the Multicurrency Collateral Agent returns to any Loan Party, whether in any kind of insolvency proceedings or otherwise, any recovery in respect of which it has made a payment to a Secured Party, that Secured Party must repay an amount equal to that recovery to the Multicurrency Collateral Agent.


                                   ARTICLE IV

                    CONDITIONS PRECEDENT TO CREDIT EXTENSIONS

     4.01 CONDITIONS OF INITIAL CREDIT EXTENSION.

     The obligation of the L/C Issuer and each Lender to make its initial Credit Extension hereunder is subject to satisfaction of the following conditions precedent:

          (a) Loan Documents. Receipt by the Multicurrency Administrative Agent of executed counterparts of this Agreement and the other Loan Documents, each of which shall be originals or telecopies (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party.

          (b) Opinions of Counsel. Receipt by the Multicurrency Administrative Agent of favorable opinions of legal counsel to the Loan Parties in Delaware, Massachusetts, New York and Ohio, and opinions of counsel in the jurisdiction of each Foreign Borrower, addressed to the Multicurrency Administrative Agent, the Canadian Administrative Agent, the Australian Administrative Agent and each Lender, as to the matters concerning the Loan Parties and the Loan Documents as the Arrangers may reasonably request, dated as of the Closing Date, and in form and substance satisfactory to the Arrangers.

          (c) Financial Statements. The Arrangers shall have received: (i) audited consolidated financial statements of the Company and its Subsidiaries as of (x) December 31, 2003, December 31, 2004 and December 31, 2005 in the event the Closing Date takes place before the Company's audited financial statements for the fiscal year ended December 31, 2006 become available; or (y) December 31, 2004, December 31, 2005 and December 31, 2006 in the event the Closing Date takes place thereafter, (ii) unaudited financial statements of the Company for the nine-month period ending on September 30, 2006; provided that each of the foregoing audited and unaudited financial statements (x) shall be satisfactory in form and substance to the Lead Arrangers, (y) shall not be materially inconsistent with the Pre-Commitment Information, and (z) shall meet the requirements of Regulation S-X under the Securities Act of 1933, as amended, and all other accounting rules and regulations of the SEC promulgated thereunder; (iii) a consolidated pro forma balance sheet of the Company and its Subsidiaries as of December 31, 2006 and the related consolidated pro forma statements of income and cash

                                                   [Published CUSIP Number:____]

     flows of the Company and its Subsidiaries for the fiscal year then ended, certified by the chief financial officer or treasurer of the Company; and
     (iv) forecasts prepared by management of the Company, each in form and substance satisfactory to the Arrangers, of balance sheets, income statements and cash flow statements on a quarterly basis for the first year following the Closing Date and on an annual basis for four years thereafter.

          (d) Organization Documents, Resolutions, Etc. Receipt by the Multicurrency Administrative Agent of the following, each of which shall be originals or facsimiles (followed promptly by originals), in form and substance satisfactory to the Arrangers and their legal counsel:

               (i) copies of the Organization Documents of each Loan Party certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation or organization, where applicable, and certified by a secretary or assistant secretary of such Loan Party to be true and correct as of the Closing Date;

               (ii) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Signatory Officers of each Loan Party as the Multicurrency Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Signatory Officer thereof authorized to act as a Signatory Officer in connection with this Agreement and the other Loan Documents to which such Loan Party is a party; and

               (iii) such documents and certifications as the Multicurrency Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed, and is validly existing, in good standing and qualified to engage in business in its jurisdiction of organization or formation and each other jurisdiction where the failure to be so qualified and in good standing could reasonably be expected to have a Material Adverse Effect.

          (e) Perfection and Priority of Liens. Receipt by the applicable Collateral Agent of the following:

               (i) searches of Uniform Commercial Code, PPSA and other similar filings in the jurisdiction of formation of each Loan Party or where a filing would need to be made in order to perfect the Multicurrency Collateral Agent's security interest in the Multicurrency Collateral, the Canadian Collateral Agent's security interest in the Canadian Collateral, the Australian Collateral Agent's security interest in the Australian Collateral, copies of the financing statements on file in such jurisdictions and evidence that no Liens exist other than Permitted Liens, and any other searches required by the applicable Collateral Agent to perfect security interests in any additional Collateral;

               (ii) UCC and PPSA financing statements, or the equivalent, for each appropriate jurisdiction as is necessary, in the applicable Collateral Agent's

                                                   [Published CUSIP Number:____]

          reasonable discretion, to perfect the Multicurrency Collateral Agent's security interest in the Multicurrency Collateral, the Canadian Collateral Agent's security interest in the Canadian Collateral, the Australian Collateral Agent's security interest in the Australian Collateral and any other documentation required by the applicable Collateral Agent to perfect security interests in any additional Collateral;

               (iii) all certificates evidencing any certificated Equity Interests pledged pursuant to the Collateral Documents, together with duly executed in blank, undated stock powers attached thereto;

               (iv) searches of ownership of, and Liens on, intellectual property identified on Schedule 5.17 in the appropriate governmental offices;

               (v) duly executed notices of grant of security interest in the form required by the Collateral Documents as are necessary, in the applicable Collateral Agent's reasonable discretion, to perfect the Multicurrency Collateral Agent's security interest in the intellectual property of the Multicurrency Loan Parties identified on Schedule 5.17, to perfect the Canadian Collateral Agent's security interest in the intellectual property of the Canadian Loan Parties identified on
          Schedule 5.17, to perfect the Australian Collateral Agent's security interest in the intellectual property of the Australian Loan Parties identified on Schedule 5.17 and any other documentation required by the applicable Collateral Agent to perfect security interests in the intellectual property of the Loan Parties identified on Schedule 5.17; and

               (vi) evidence that all other action that the Arrangers may deem necessary or desirable in order to perfect the Liens created under the Collateral Documents have been taken (including receipt of duly executed payoff letters, UCC-3 termination statements and landlords' and bailees' waiver and consent agreements; it being understood and agreed that the Loan Parties shall only be required to use their good faith efforts (not including financial accommodations) to obtain such landlords' and bailees' waivers and consents).

          (f) Real Property Collateral. Receipt by the applicable Collateral Agent of the following:

               (i) fully executed and, to the extent required, notarized deeds of trust, trust deeds, deeds to secure debt and mortgages in substantially the form of Exhibit G (with such changes as may be satisfactory to the Arrangers and their counsel to account for local law matters) and covering the properties listed on Schedule 4.01(f)(i) (the "Mortgaged Properties") (together with the Assignments of Leases and Rents referred to therein and each other mortgage delivered pursuant to Section 6.11, in each case as amended, the "Mortgages"), duly executed by the appropriate Loan Party encumbering the fee interest and/or leasehold interest of such Loan Party, and evidence that such Mortgages are in

                                                   [Published CUSIP Number:____]

          form suitable for filing or recording in all filing or recording offices that the Arrangers may reasonably deem necessary or desirable in order to create a valid first and subsisting Lien (subject to Permitted Liens) on the property described therein in favor of the applicable Administrative Agent for the benefit of the Secured Parties and that all filing, documentary, stamp, intangible and recording taxes and fees have been paid;

               (ii) American Land Title Association/American Congress on Surveying and Mapping form surveys (or, to the extent acceptable to the Arrangers, mortgage location surveys or other forms of surveys prepared by a land surveyor duly registered and licensed in the State in which the Mortgaged Property is located), together with their foreign equivalents (if any), for which all necessary fees (where applicable) have been paid, certified to the applicable Collateral Agent and the issuer of the Mortgage Policies in a manner satisfactory to the Arrangers by a land surveyor duly registered and licensed in the States in which the property described in such surveys is located and acceptable to the Arrangers, sufficient to enable the issuer of the applicable Mortgage Policy to issue such Mortgage Policy without any standard or preprinted exception for matters that would be disclosed on an accurate survey and inspection of the applicable Mortgaged Property;

               (iii) ALTA mortgagee title insurance policies (together with their foreign equivalents (if any), the "Mortgage Policies") issued, coinsured and reinsured by a title insurance company reasonably acceptable to the Arrangers with respect to each Mortgaged Property, assuring the Arrangers that each of the Mortgages creates a valid and enforceable first priority mortgage lien on the applicable Mortgaged Property, free and clear of all defects (including, but not limited to, mechanics' and materialmen's Liens) and encumbrances, excepting only other Liens permitted under the Loan Documents, and providing for such other affirmative insurance (including endorsements for future advances under the Loan Documents, for mechanics' and materialmen's Liens and for zoning of the applicable property) and such coinsurance and direct access insurance as the Arrangers may reasonably deem necessary or desirable;

               (iv) evidence of the insurance required by the terms of the Mortgages;

               (v) to the extent available, an appraisal of each of the properties described in the Mortgages; and

               (vi) evidence that all other action that the Arrangers may reasonably deem necessary or desirable in order to create valid first and subsisting Liens (subject to Permitted Liens) on the property described in the Mortgages has been taken.

          (g) Evidence of Insurance. Receipt by the Multicurrency Administrative Agent of copies of certificates of insurance of the Loan Parties evidencing liability and property

                                                   [Published CUSIP Number:____]

          insurance meeting the requirements set forth in Section 6.07. Such evidence shall include, but not be limited to, evidence that the applicable Collateral Agent is an additional insured (in the case of liability insurance) and Lender's loss payee (in the case of property insurance) on behalf of the applicable Lenders.

               (h) Governmental Approvals. Receipt by the Multicurrency Administrative Agent of all governmental, shareholder and third party consents and approvals necessary in connection with the related financings and other transactions contemplated hereby (including, for the avoidance of doubt, any works council advice (ondernemingsraadadvies)) and expiration of all applicable waiting periods without any action being taken by any authority that could restrain, prevent or impose any material adverse conditions on the Loan Parties or such other transactions or that could seek or threaten any of the foregoing, and no law or regulation shall be applicable which in the reasonable judgment of the Multicurrency Administrative Agent could reasonably be expected to have such effect.

               (i) Solvency Certificate. The Multicurrency Administrative Agent shall have received from the chief financial officer of the Company certification as to the financial condition and solvency of each Borrower and of the Company and its Subsidiaries taken as a whole before and after giving effect to the Transactions.

               (j) Termination of Existing Indebtedness. Receipt by the Multicurrency Administrative of evidence that the Existing Credit Agreement will be simultaneously terminated and all Liens securing obligations under such Existing Credit Agreement, if any, will be simultaneously released with the initial funding of the Loans.

               (k) Closing Certificate. Receipt by the Multicurrency Administrative Agent of a Compliance Certificate as of the last day of the fiscal quarter of the Company ended December 31, 2006, signed by the chief executive officer, chief financial officer, treasurer or controller of the Company certifying (i) that the conditions specified in Sections 4.02(a) and (b) have been satisfied, (ii) that there has been no event or circumstance since the date of the Audited Financial Statements that has had or could be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect and
          (iii) detailed calculations demonstrating that the Consolidated Leverage Ratio as of the most recent fiscal quarter ended prior to the Closing Date is less than 5.25 to 1.00 and that the Company and its Subsidiaries shall have Consolidated EBITDA for the twelve-month period ended December 31, 2006 of at least $116 million.

               (l) Fees. Receipt by the Arrangers, each Administrative Agent, the Collateral Agents and the Lenders of any fees required to be paid on or before the Closing Date.

               (m) Attorney Costs. The Company shall have paid all fees, charges and disbursements of counsel to the Arrangers (directly to such counsel if requested by the Arrangers) to the extent invoiced prior to or on the Closing Date, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of fees, costs and disbursements incurred or to be incurred by it through the

                                                   [Published CUSIP Number:____]

          closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Company and each Administrative Agent).

               (n) Environmental Reports. The Company shall have submitted any environmental assessment report completed prior to December 21, 2006, in form and substance satisfactory to the Arrangers from an environmental consulting firm acceptable to the Arrangers, which report shall identify existing and potential environmental concerns and shall quantify related costs and liabilities, associated with any manufacturing facilities of the Company or any of its Subsidiaries, and the Arrangers shall be satisfied with the nature and amount of any such matters and with the Company's plans with respect thereto.

               (o) Information; Litigation. Except as otherwise publicly disclosed, there shall have been no change, occurrence or development since December 31, 2005, and no action, suit, investigation or proceeding shall be pending or, to the knowledge of any of the Loan Parties, threatened that in any case, either individually or in the aggregate, (A) has had, or could reasonably be expected to have, a material adverse effect on business, assets, properties, liabilities (actual and contingent), operations, or condition (financial or otherwise) of the Loan Parties taken as a whole, (B) adversely affected, or could reasonably be expected to affect, the ability of the Company or any Guarantor to perform its obligations under the Loan Documents or (C)) adversely affected, or could reasonably be expected to affect, the rights and remedies of the Lenders under the Loan Documents for the Facility; (ii) there shall be no action, suit, investigation or proceeding pending or, to the knowledge of any of the Loan Parties, threatened that seeks to restrain or enjoin the Transactions; and (iii) none of the Arrangers or the Lenders shall have discovered or otherwise become aware of any information not previously disclosed to it that is inconsistent in a material and adverse manner with any information provided to it prior to the date hereof, taken as a whole, in respect of the Loan Parties.

               (p) Debt Issuances. The Company shall have received no less than an aggregate of (i) $175 million in gross proceeds from the sale of the Senior Notes and (ii) $135 million in gross proceeds from the sale of the Convertible Notes.

               (q) Debt Ratings. The Company shall have obtained Debt Ratings from each of Moody's and S&P.

               (r) Additional Assurances. The Company will deliver such other assurances, certificates, documents, consents or opinions as each Administrative Agent, the L/C Issuer, the Swing Line Lender or any Lender reasonably may require.

Without limiting the generality of the provisions of Section 9.04, for purposes of determining compliance with the conditions specified in this Section 4.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Multicurrency Administrative Agent shall have

                                                   [Published CUSIP Number:____]

received notice from such Lender prior to the proposed Closing Date specifying its objection thereto.

     4.02 CONDITIONS TO ALL CREDIT EXTENSIONS.

     The obligation of each Lender to honor any Request for Credit Extension (other than a Committed Loan Notice requesting only a conversion of Committed Loans to the other Type, or a continuation of Eurocurrency Rate Loans) is subject to the following conditions precedent:

          (a) The representations and warranties of each Loan Party contained in
     Article V and in each other Loan Document or in any document furnished at any time under or in connection herewith or therewith, shall (i) with respect to representations and warranties that contain a materiality qualification, be true and correct and (ii) with respect to representations and warranties that do not contain a materiality qualification, be true and correct in all material respects, in each case on and as of the date of such Credit Extension, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that for purposes of this Section 4.02, the representations and warranties contained in subsections (a) and (b) of Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01.

          (b) No Default shall exist, or would result from such proposed Credit Extension or the application of the proceeds thereof.

          (c) The applicable Administrative Agent and, if applicable, the L/C Issuer or the Swing Line Lender shall have received a Request for Credit Extension in accordance with the requirements hereof.

          (d) If the applicable Borrower is a Foreign Borrower, then the conditions of Section 2.14 to the designation of such Borrower as a Foreign Borrower shall have been met to the satisfaction of the Multicurrency Administrative Agent.

          (e) In the case of a Credit Extension to be denominated in an Alternative Currency, there shall not have occurred any change in national or international financial, political or economic conditions or currency exchange rates or exchange controls which in the reasonable opinion of the Multicurrency Administrative Agent, the Required Lenders (in the case of any Loans to be denominated in an Alternative Currency) or the L/C Issuer (in the case of any Letter of Credit to be denominated in an Alternative Currency) would make it impracticable for such Credit Extension to be denominated in the relevant Alternative Currency.

     Each Request for Credit Extension (other than a Committed Loan Notice requesting only a conversion of Committed Loans to the other Type or a continuation of Eurocurrency Rate Loans) submitted by the Company shall be deemed to be a representation and warranty that the conditions specified in Sections 4.02(a) and (b) have been satisfied on and as of the date of the applicable Credit Extension.



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                                    ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

     Each of the Loan Parties represents and warrants to the Multicurrency Administrative Agent, Australian Administrative Agent, Canadian Administrative Agent and the Lenders that:

     5.01 EXISTENCE, QUALIFICATION AND POWER.

     Each Loan Party and each of its Subsidiaries (a) is duly organized or formed, validly existing and in good standing (or the foreign equivalent, if any) under the Laws of the jurisdiction of its incorporation, organization or formation, (b) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to (i) own or lease its assets and carry on its business and (ii) execute, deliver and perform its obligations under the Loan Documents to which it is a party, and (c) is duly qualified and is licensed and, as applicable, in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license; except in each case referred to in clause (b)(i) or (c), to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.

     5.02 AUTHORIZATION; NO CONTRAVENTION.

     The execution, delivery and performance by each Loan Party of each Loan Document to which such Person is or is to be a party have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of such Person's Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any Material Contract to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any Law.

     5.03 GOVERNMENTAL AUTHORIZATION; OTHER CONSENTS.

     No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with (a) the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement or any other Loan Document, or for the consummation of the Transactions, (b) the grant by any Loan Party of the Liens granted by it pursuant to the Collateral Documents, (c) the perfection or maintenance of the Liens created under the Collateral Documents (including the first priority nature thereof) or (d) the exercise by any Administrative Agent or any Lender of its rights under the Loan Documents or the remedies in respect of the Collateral pursuant to the Collateral Documents, except for the authorizations, approvals, actions, notices and filings listed on Schedule 5.03, all of which have been duly obtained, taken, given or made and are in full


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force and effect, except as set forth on Schedule 5.03. All applicable waiting periods in connection with the Transactions (if any) have expired without any action having been taken by any Governmental Authority restraining, preventing or imposing materially adverse conditions upon the Transactions or the rights of the Loan Parties or their Subsidiaries freely to transfer or otherwise dispose of, or to create any Lien on, any properties now owned or hereafter acquired by any of them.

     5.04 BINDING EFFECT.

     This Agreement has been, and each other Loan Document, when delivered hereunder, will have been, duly executed and delivered by each Loan Party that is party thereto. This Agreement constitutes, and each other Loan Document when so delivered will constitute, a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party thereto in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws relating to or affecting creditors' rights generally.

     5.05 FINANCIAL STATEMENTS; NO MATERIAL ADVERSE EFFECT; NO INTERNAL CONTROL EVENT.

          (a) The audited financial statements referenced in Section 4.01(c)(i)
     (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; and (ii) fairly present the financial condition of the Company and its Subsidiaries as of the date thereof and their results of operations for the period covered thereby in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein.

          (b) The unaudited financial statements referenced in Section 4.01(c)(ii) (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein, and (ii) fairly present the financial condition of the Company and its Subsidiaries as of the date thereof and their results of operations for the period covered thereby, subject, in the case of clauses (i) and (ii), to the absence of footnotes and to normal year-end audit adjustments.

          (c) The pro forma balance sheet and statements of income and cash flows referenced in Section 4.01(c)(iii) fairly presents the consolidated pro forma financial condition of the Company and its Subsidiaries as at the date of such pro forma balance sheet and the consolidated pro forma results of operations of the Company and its Subsidiaries for the period ended on such date giving effect to the Transactions.

          (d) The consolidated forecasted balance sheet, statements of income and cash flows of the Company and its Subsidiaries delivered pursuant to
     Section 4.01(c) were prepared in good faith on the basis of the assumptions stated therein, which assumptions were fair in light of the conditions existing at the time of delivery of such forecasts, and represented, at the time of delivery, the Company's best estimate of its future financial condition and performance.


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          (e) Since the date of the Audited Financial Statements, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect.

          (f) To the best knowledge of the Loan Parties, no Internal Control Event exists or has occurred since the date of the Audited Financial Statements that has resulted in or could reasonably be expected to result in a misstatement in any material respect, in any financial information delivered or to be delivered to the Multicurrency Administrative Agent or the Lenders, of (i) covenant compliance calculations provided hereunder or
     (ii) the assets, liabilities, financial condition or results of operations of the Company and its Subsidiaries on a consolidated basis.

     5.06 LITIGATION.

     There are no actions, suits, proceedings, claims, investigations or disputes pending or, to the knowledge of the Loan Parties after due and diligent investigation, threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority (including, without limitation, those regulatory agencies responsible for licensing, accrediting or regulating the items manufactured by a Loan Party or any of its Subsidiaries), by or against the Borrower or any of its Subsidiaries or against any of their properties or revenues that (a) purport to affect or pertain to this Agreement, any other Loan Document or the consummation of the Transactions, or (b) either individually or in the aggregate, if determined adversely, could reasonably be expected to have a Material Adverse Effect.

     5.07 NO DEFAULT.

     Neither any Loan Party nor any Subsidiary thereof is in default under or with respect to, or a party to, any Contractual Obligation that could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. No Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Agreement or any other Loan Document.

     5.08 OWNERSHIP OF PROPERTY; LIENS; INVESTMENTS.

          (a) Each Loan Party and each of its Subsidiaries has good record and marketable title in fee simple (with respect to real property) to, or valid leasehold interests in or licenses to use, all real property and personal property (including intellectual property) necessary or used in the ordinary conduct of its business, except for such defects in title as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          (b) Schedule 5.08(b) sets forth a complete and accurate list of all Liens on the property or assets of each Loan Party as of the Closing Date, showing the lienholder thereof, the principal amount of the obligations secured thereby and the property or assets of such Loan Party subject thereto. The property of each Loan Party and each of its


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Subsidiaries is subject to no Liens, other than Liens set forth on Schedule
5.08(b), and as otherwise permitted by Section 7.01.

          (c) Schedule 5.08(c) sets forth a complete and accurate list of all real property owned by each Loan Party as of the Closing Date, showing the street address, county or other relevant jurisdiction, state, record owner and book or estimated fair value thereof. Each Loan Party and each of its Subsidiaries has good, marketable and insurable fee simple title to the real property owned by such Loan Party or such Subsidiary, free and clear of all Liens, other than Liens created or permitted by the Loan Documents.

          (d) (i) Schedule 5.08(d)(i) sets forth a complete and accurate list of all material leases of real property under which any Loan Party is the lessee, showing as of the date hereof the street address, county or other relevant jurisdiction, state, lessor, lessee, expiration date and annual rental cost thereof. To the Loan Parties' knowledge, each such lease is the legal, valid and binding obligation of the lessor thereof, enforceable in accordance with its terms.

               (ii) Schedule 5.08(d)(ii) sets forth a complete and accurate list of all leases of real property under which any Loan Party is the lessor, showing as of the date hereof the street address, county or other relevant jurisdiction, state, lessor, lessee, expiration date and annual rental cost thereof. Each such lease is the legal, valid and binding obligation of the lessee thereof, enforceable in accordance with its terms.

          (e) Schedule 5.08(e) sets forth a complete and accurate list of all material Investments held by any Loan Party or any Subsidiary of a Loan Party on the date hereof, showing as of the date hereof the amount, obligor or issuer and maturity, if any, thereof.

     5.09 ENVIRONMENTAL COMPLIANCE.

     Except as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or result in liability for the Loan Parties and their Subsidiaries in excess of the Threshold Amount:

          (a) The Loan Parties and their respective Subsidiaries conduct in the ordinary course of business a review of the effect of existing Environmental Laws and claims alleging potential liability or responsibility for violation of any Environmental Law on their respective businesses, operations and properties.

          (b) None of the properties currently or formerly owned or operated by any Loan Party or any of its Subsidiaries is listed or proposed for listing on the NPL or on the CERCLIS or any analogous foreign, state, local or provincial list or is adjacent to any such property; there are no and never have been any underground or above-ground storage tanks or any surface impoundments, septic tanks, pits, sumps or lagoons in which Hazardous Materials are being or have been treated, stored or disposed on any property currently owned or operated by any Loan Party or any of its Subsidiaries or, to the best of


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     the knowledge of the Loan Parties, on any property formerly owned or operated by any Loan Party or any of its Subsidiaries; there is no asbestos or asbestos-containing material on any property currently owned or operated by any Loan Party or any of its Subsidiaries; and Hazardous Materials have not been released, discharged or disposed of on any property currently or formerly owned or operated by any Loan Party or any of its Subsidiaries.

          (c) Neither any Loan Party nor any of its Subsidiaries is undertaking, and has not completed, either individually or together with other potentially responsible parties, any investigation or assessment or remedial or response action relating to any actual or threatened release, discharge or disposal of Hazardous Materials at any site, location or operation, either voluntarily or pursuant to the order of any Governmental Authority or the requirements of any Environmental Law; and all Hazardous Materials generated, used, treated, handled or stored at, or transported to or from, any property currently or formerly owned or operated by any Loan Party or any of its Subsidiaries have been disposed of in a manner not reasonably expected to result in liability to any Loan Party or any of its Subsidiaries.

     5.10 INSURANCE.

     Except with respect to products liability coverage placed through the Insurance Subsidiary, the properties and liabilities of each Loan Party and its Subsidiaries are insured with companies having an A.M. Best Rating of at least A- that are not Affiliates of a Loan Party, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where such Loan Party or the applicable Subsidiary operates. Except as set forth on
Schedule 5.10, Each of the Loan Parties and its Subsidiaries self-insures for products liability in such amounts, with such deductibles and with such reserves on their balance sheet, and covering such risks as are customarily carried by companies that are in the same or similar industries as the Loan Parties and that self-insure products liability or similar liabilities.

     5.11 TAXES.

     Each of the Loan Parties and its Subsidiaries have filed all federal, state and other material tax returns and reports required to be filed, and have paid all federal, state and other material taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except those (a) which are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been provided in accordance with GAAP or (b) for which adequate reserves have been provided in accordance with GAAP, but with respect to which no challenge has been initiated. There is no proposed tax assessment against any Loan Party or any Subsidiary that would, if made, have a Material Adverse Effect. Neither any Loan Party nor any Subsidiary thereof is party to any tax sharing agreement. The English Borrower is entitled to treaty benefits under the Convention between the Government of the country-regionplaceUnited States and the Government of the United Kingdom of Great Britain and Northern Ireland for the Avoidance of Double Taxation


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
                                                   [Published CUSIP Number:____]

and the Prevention of Fiscal Evasion with respect to Taxes on Income and on Capital, signed July 24, 2001.

     5.12 ERISA COMPLIANCE.

     Except as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or result in liability for the Loan Parties and their Subsidiaries in excess of the Threshold Amount:

          (a) Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state Laws. Each Plan that is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS or an application for such a letter is currently being processed by the IRS with respect thereto and, to the best knowledge of the Loan Parties, nothing has occurred which would prevent, or cause the loss of, such qualification. Each Loan Party and each ERISA Affiliate have made all required contributions to each Plan subject to Section 412 of the Code, and no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code has been made with respect to any Plan.

          (b) There are no pending or, to the best knowledge of the Loan Parties, threatened claims, actions or lawsuits, or action by any Governmental Authority. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan.

          (c) (i) No ERISA Event has occurred or is reasonably expected to occur; (ii) no Pension Plan has any Unfunded Pension Liability; (iii) neither any Loan Party nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (iv) neither any Loan Party nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Section 4201 or 4243 of ERISA with respect to a Multiemployer Plan; and (v) neither any Loan Party nor any ERISA Affiliate has engaged in a transaction that could be subject to
     Section 4069 or 4212(c) of ERISA.

          (d) With respect to each scheme or arrangement mandated by a government other than the United States (a "Foreign Government Scheme or Arrangement") and with respect to each employee benefit plan maintained or contributed to by any Loan Party or any Subsidiary of any Loan Party that is not subject to United States law (a "Foreign Plan"):

               (i) any employer and employee contributions required by law or by the terms of any Foreign Government Scheme or Arrangement or any Foreign Plan have been made, or, if applicable, accrued, in accordance with normal accounting practices;


                                      137
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               (ii) the fair market value of the assets of each funded Foreign
          Plan, the liability of each insurer for any Foreign Plan funded through insurance or the book reserve established for any Foreign Plan, together with any accrued contributions, is sufficient to procure or provide for the accrued benefit obligations, as of the date hereof, with respect to all current and former participants in such Foreign Plan according to the actuarial assumptions and valuations most recently used to account for such obligations in accordance with applicable generally accepted accounting principles; and

               (iii) each Foreign Plan required to be registered has been registered and has been maintained in good standing with applicable regulatory authorities.

     5.13 SUBSIDIARIES; EQUITY INTERESTS; LOAN PARTIES.

     As of the Closing Date, no Loan Party has any Subsidiaries other than those specifically disclosed in Part (a) of Schedule 5.13, and all of the outstanding Equity Interests in such Subsidiaries have been validly issued, are fully paid and non-assessable and are owned directly or indirectly by a Loan Party in the amounts specified on Part (a) of Schedule 5.13 free and clear of all Liens except those created under the Collateral Documents. As of the Closing Date, no Loan Party has any equity investments in any other corporation or entity other than those specifically disclosed in Part (b) of Schedule 5.13. Set forth on Part (c) of Schedule 5.13 is a complete and accurate list of all Loan Parties, showing as of the Closing Date (as to each Loan Party) the jurisdiction of its incorporation, organization or formation, the address of its principal place of business and its U.S. taxpayer identification number or, in the case of any Foreign Loan Party that does not have a U.S. taxpayer identification number, its unique identification number issued to it by the jurisdiction of its incorporation, organization or formation. The copy of the charter of each Loan Party and each amendment thereto provided pursuant to Section 4.01(d) is a true and correct copy of each such document, each of which is valid and in full force and effect.

     5.14 MARGIN REGULATIONS; INVESTMENT COMPANY ACT.

          (a) Each of the Loan Parties is not engaged and will not engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U issued by the FRB), or extending credit for the purpose of purchasing or carrying margin stock. Following the application of the proceeds of each Borrowing or drawing under each Letter of Credit, not more than 25% of the value of the assets (either of any Borrower on an individual basis or of the Company and its Subsidiaries on a consolidated basis) subject to the provisions of Section 7.01 or Section 7.05 or subject to any restriction contained in any agreement or instrument between any Borrower and any Lender or any Affiliate of any Lender relating to Indebtedness and within the scope of Section 8.01(e) will be margin stock.

          (b) None of the Loan Parties, any Person Controlling a Loan Party, or any Subsidiary is or is required to be registered as an "investment company" under the Investment Company Act of 1940.


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     5.15 DISCLOSURE.

     Each of the Loan Parties have disclosed to the Multicurrency Administrative Agent and the Lenders all agreements, instruments and corporate or other restrictions to which it or any of its Subsidiaries is subject, and all other matters known to it, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. No report, financial statement, certificate or other information furnished (whether in writing or orally) by or on behalf of any Loan Party to the Multicurrency Administrative Agent or any Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder or under any other Loan Document (in each case as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading in any material respect; provided that, with respect to projected financial information, the Loan Parties represent only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.

     5.16 COMPLIANCE WITH LAWS.

     Each Loan Party and each Subsidiary thereof is in compliance with the requirements of all Laws (including, without limitation, 42 U.S.C. Section 1320a-7b) and all orders, writs, injunctions and decrees applicable to it or to its properties, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted or (b) the failure to comply therewith, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

     5.17 INTELLECTUAL PROPERTY; LICENSES, ETC.

     Each Loan Party and each of its Subsidiaries own, or possess the right to use, all of the trademarks, service marks, trade names, copyrights, patents, patent rights, franchises, licenses and other intellectual property rights (excluding such items that are not used in the business of such Loan Party or Subsidiary, have de minimus value and have or will lapse in due course, collectively, "IP Rights") that are reasonably necessary for the operation of their respective businesses, without conflict with the rights of any other Person, and Schedule 5.17 sets forth a complete and accurate list of all registered IP Rights (or IP Rights for which an application has been submitted for registration) owned by each Loan Party (other than licenses of off-the-shelf IP Rights) as of the Closing Date. Except as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or result in liability for the Loan Parties and their Subsidiaries in excess of the Threshold Amount, (a) to the best knowledge of the Loan Parties, no slogan or other advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed, by any Loan Party or any of its Subsidiaries infringes upon any rights held by any other Person and (b) no claim or litigation regarding any of the foregoing is pending or, to the best knowledge of the Loan Parties, threatened.


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     5.18 SOLVENCY.

     Each Borrower is Solvent and the Company and its Subsidiaries taken as a whole are Solvent.

     5.19 CASUALTY, ETC.

     Neither the businesses nor the properties of any Loan Party or any of its Subsidiaries are affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other casualty (whether or not covered by insurance) that, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

     5.20 LABOR MATTERS.

     Except as set forth on Schedule 5.20 or as required by applicable Law, there are no collective bargaining agreements or Multiemployer Plans covering the employees of any Loan Party or any of its Subsidiaries as of the Closing Date and neither any Loan Party nor any Subsidiary has suffered any strikes, walkouts, work stoppages or other material labor difficulty within the last five years.

     5.21 COLLATERAL DOCUMENTS.

     Except as set forth on Schedule 5.03, the provisions of the Collateral Documents are effective to create in favor of the applicable Collateral Agent for the benefit of the Secured Parties or, where required under the laws governing such Collateral Document, in the applicable Collateral Agent's own name, a legal, valid and enforceable first priority Lien (subject to Liens permitted by Section 7.01) on all right, title and interest of the respective Loan Parties in the Collateral described therein. Except as contemplated hereby and by the Collateral Documents and except as may be required by the Uniform Commercial Code, no extraordinary filing or other action will be necessary to perfect or protect such Liens.

     5.22 FRAUD AND ABUSE.

     Except as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or result in liability for the Loan Parties and their Subsidiaries in excess of the Threshold Amount, neither any Loan Party and its Subsidiaries nor, to the knowledge of any Responsible Officer, any of their officers or directors, have engaged in any activities which are prohibited under federal Medicare and Medicaid statutes, 42 U.S.C.
Section 1320a-7b, or 42 U.S.C. Section 1395nn or the regulations promulgated pursuant to such statutes or related state, local or provincial statutes or regulations, or which are prohibited by binding rules of professional conduct, including but not limited to the following: (a) knowingly and willfully making or causing to be made a false statement or representation of a material fact in any applications for any benefit or payment; (b) knowingly and willfully making or causing to be made any false statement or representation of a material fact for use in determining rights to any benefit or payment; (c) failing to disclose knowledge by a claimant of the occurrence of any event affecting



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                                                  [Published CUSIP Number: ____]

the initial or continued right to any benefit or payment on its own behalf or on behalf of another with the intent to secure such benefit or payment fraudulently; (d) knowingly and willfully soliciting or receiving any remuneration (including any kickback, bribe or rebate), directly or indirectly, overtly or covertly, in cash or in kind or offering to pay such remuneration (i) in return for referring an individual to a Person for the furnishing or arranging for the furnishing of any item or service for which payment may be made in whole or in part by Medicare, Medicaid or other applicable third party payors, or (ii) in return for purchasing, leasing or ordering or arranging for or recommending the purchasing, leasing or ordering of any good, facility, service, or item for which payment may be made in whole or in part by Medicare, Medicaid or other applicable third party payors.

      Notwithstanding the foregoing, the Loan Parties are aware of and have disclosed the existence of OIG Investigation. The Loan Parties believe that the programs described in the subpoena are in compliance with all applicable Laws. The Loan Parties are cooperating fully with the government inquiry.

      5.23 LICENSING AND ACCREDITATION.

      Except as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or result in liability for the Loan Parties and their Subsidiaries in excess of the Threshold Amount, (a) each of the Loan Parties and its Subsidiaries has, to the extent applicable: (i) obtained and maintains in good standing all required licenses; and (ii) to the extent prudent and customary in the industry in which it is engaged, obtained and maintains accreditation from all generally recognized accrediting agencies; and (b) all such required licenses and accreditations are in full force and effect on the date hereof and have not been revoked or suspended or otherwise limited.

      5.24 OTHER REGULATORY PROTECTION.

      As of the Closing Date, except for oxygen products, none of the Loan Parties and their Subsidiaries manufactures pharmaceutical products. As of the Closing Date, none of the Loan Parties and their Subsidiaries (a) participates in Medicare or Medicaid as a provider or supplier, rather, the Loan Parties and their Subsidiaries are manufacturers and sell to providers for purposes of Medicare, Medicaid and any other Medical Reimbursement Program, (b) is a party to any Medicare Provider Agreement or Medicaid Provider Agreement, or (c) bills for items or services to any Medical Reimbursement Program. Each of the Loan Parties and its Subsidiaries is in compliance with all applicable rules, regulations and other requirements of the Food and Drug Administration ("FDA"), the Federal Trade Commission ("FTC"), the Occupational Safety and Health Administration ("OSHA"), the Consumer Product Safety Commission, the United States Customs Service and the United States Postal Service and other state or federal regulatory authorities or jurisdictions in which such Loan Party or any of its Subsidiaries do business or distribute and market products, except to the extent that any such noncompliance, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. Neither the FDA, the FTC, OSHA, the Consumer Product Safety Commission, nor any other such regulatory authority has requested (or, to the knowledge of any Responsible Officer, are considering requesting) any product recalls or other enforcement actions that
(a) if not complied

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with, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect or (b) with which the Loan Parties and their Subsidiaries have not complied within the time period allowed.

      5.25 SWISS WITHHOLDING TAX.

      The Swiss Borrower represents and warrants that it does not have outstanding loans, facilities and/or private placements within the meaning of the Guidelines (including under the Loan Documents) in relation to which the aggregate number of creditors within the meaning of the Guidelines (including Lenders) who are not Qualifying Swiss Banks exceeds 20; provided that the Swiss Borrower shall not be in breach of this representation if such number of creditors is exceeded solely by reason of a breach by one or more Lenders of a confirmation contained in Section 3.01(i)(i) (Swiss Tax gross-up) or Section
11.06 (Successors and Assigns) or a failure by one or more Lenders to comply with their obligations under Section 11.06 (Successors and Assigns). In particular, the Swiss Borrower represents and warrants that it does not have and will not at any time have interest bearing accounts with respect to more than 20 creditors other than Qualifying Swiss Banks for an overall amount exceeding CHF 500,000 within the meaning of circular S-02.122.2 (4.99) of the Swiss Federal Tax Administration and therefore that it does not and will not qualify as a "bank" within the meaning of Article 9 Section 2 of the Swiss Withholding Tax Act.

                                   ARTICLE VI

                              AFFIRMATIVE COVENANTS

      So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation hereunder shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding, each of the Loan Parties shall, and shall (except in the case of the covenants set forth in Sections 6.01, 6.02 and 6.03) cause each Subsidiary to:

      6.01 FINANCIAL STATEMENTS.

      Deliver to the Multicurrency Administrative Agent and each Lender, in form and detail satisfactory to the Multicurrency Administrative Agent and the Required Lenders:

            (a) on or prior to the earlier of the date that is (i) 5 days after the time period specified by the SEC under the Exchange Act for annual reporting or (ii) 90 days after the end of each fiscal year of the Company (commencing with the fiscal year ended December 31, 2006), a consolidated balance sheet of the Company and its Subsidiaries as at the end of such fiscal year, and the related consolidated statements of income or operations, shareholders' equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, such financial statements to be audited and accompanied by (A) a report and opinion of a Registered Public Accounting Firm of nationally recognized standing, which report and opinion shall be prepared in accordance

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      with generally accepted auditing standards and applicable Securities Laws and shall not be subject to any "going concern" or like qualification or exception or any qualification or exception as to the scope of such audit or with respect to the absence of any material misstatement and (B) an opinion of such Registered Public Accounting Firm independently assessing the Company's internal controls over financial reporting in accordance with Item 308 of SEC Regulation S-K, PCAOB Auditing Standard No. 2, and
      Section 404 of Sarbanes-Oxley expressing a conclusion that contains no statement that there is a material weakness in such internal controls, except for such material weaknesses as to which the Required Lenders do not object; provided, however, that at any time the Company shall be subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, delivery within the time period specified above of copies of the annual balance sheet and statements of income or operations, shareholders' equity and cash flows on Form 10-K for the Company and its Subsidiaries for such annual period as filed with the SEC shall be deemed to satisfy the requirements of this subsection (a);

            (b) on or prior to the earlier of the date that is (i) 5 days after the time period specified by the SEC under the Exchange Act for quarterly reporting or (ii) 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Company (commencing with the fiscal quarter ended March 31, 2007), a consolidated balance sheet of the Company and its Subsidiaries as at the end of such fiscal quarter, and the related consolidated statements of income or operations, shareholders' equity and cash flows for such fiscal quarter and for the portion of the Company's fiscal year then ended, setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail, such financial statements to be certified by the chief executive officer, chief financial officer, treasurer or controller of the Company as fairly presenting the financial condition, results of operations, shareholders' equity and cash flows of the Company and its Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes; provided, however, that at any time the Company shall be subject to the reporting requirements of
      Section 13 or 15(d) of the Exchange Act, delivery within the time period specified above of copies of the quarterly balance sheet and statements of income or operations, shareholders' equity and cash flows on Form 10-Q for the Company and its Subsidiaries for such annual period as filed with the SEC shall be deemed to satisfy the requirements of this subsection (b); and

            (c) within 45 days following the beginning of each fiscal year of the Company, an annual business plan and budget of the Company and its Subsidiaries on a consolidated basis, including forecasts prepared by management of the Company, in a form consistent with any business plan and budget delivered by the Company in connection with the closing of this Agreement, of a consolidated balance sheet and statements of income or operations and cash flows of the Company and its Subsidiaries on an annual basis for the immediately following fiscal year (including the fiscal year in which the Maturity Date for the Term B Facility occurs).


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As to any information contained in materials furnished pursuant to Section
6.02(d), the Company shall not be separately required to furnish such information under Section 6.01(a) or (b) above, but the foregoing shall not be in derogation of the obligation of the Company to furnish the information and materials described in Sections 6.01(a) and (b) above at the times specified therein.

      6.02 CERTIFICATES; OTHER INFORMATION.

      Deliver to the Multicurrency Administrative Agent, each Lender and, with respect to delivery of the Compliance Certificate required by Section 6.02(b), the Australian Administrative Agent and the Canadian Administrative Agent, in form and detail satisfactory to the Multicurrency Administrative Agent and the Required Lenders:

            (a) concurrently with the delivery of the financial statements referred to in Section 6.01(b), a list of all registered IP Rights (or IP Rights for which an application has been submitted for registration) owned by each Loan Party (other than licenses of off-the-shelf IP Rights) that, to the knowledge of the Loan Parties, is valuable or is material to the operation of the business of any Loan Party;

            (b) concurrently with the delivery of the financial statements referred to in Sections 6.01(a) and (b), a duly completed Compliance Certificate signed by the chief executive officer, chief financial officer, treasurer or controller of the Company;

            (c) promptly after any request by the Multicurrency Administrative Agent, copies of any detailed audit reports, management letters or recommendations submitted to the board of directors (or the audit committee of the board of directors) of any Loan Party by Ernst & Young or the Company's successor independent accountants in connection with the accounts or books of any Loan Party or any of its Subsidiaries, or any audit of any of them;

            (d) promptly after the same are available in final form, copies of each annual report, proxy or financial statement or other report or communication sent to the stockholders (generally) of the Company, and copies of all annual, regular, periodic and special reports and registration statements which the Company has filed with the SEC under
      Section 13 or 15(d) of the Securities Exchange Act of 1934, or with any national securities exchange, and in any case not otherwise required to be delivered to the Multicurrency Administrative Agent pursuant hereto;

            (e) promptly after the furnishing thereof, copies of any statement or report furnished generally to the holders of debt securities of any Loan Party or of any of its Subsidiaries pursuant to the terms of any indenture, loan or credit or similar agreement and not otherwise required to be furnished to the Lenders pursuant to Section 6.01 or any other clause of this Section 6.02;

            (f) within 30 days after the end of each fiscal year of the Company, a report summarizing the insurance coverage (specifying type, amount and carrier) in effect for

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      each Loan Party and its Subsidiaries and containing such additional information as the Multicurrency Administrative Agent, or any Lender through the Multicurrency Administrative Agent, may reasonably specify;

            (g) within five Business Days after receipt thereof by any Loan Party or any Subsidiary thereof, (i) copies of each notice or other correspondence received from the SEC (or comparable agency in any applicable non-U.S. jurisdiction) concerning any investigation or possible investigation or other inquiry by such agency regarding financial or other operational results of any Loan Party or any Subsidiary thereof and (ii) copies of any demand letter or other correspondence from the OIG or any other Governmental Authority with respect to the OIG Investigation;

            (h) not later than five Business Days after receipt thereof by any Loan Party, copies of all notices, requests and other documents (including amendments, waivers and other modifications) so received under or pursuant to any material instrument, indenture, loan or credit or similar agreement and, from time to time upon request by the Multicurrency Administrative Agent, such information and reports regarding such instruments, indentures and loan and credit and similar agreements as the Multicurrency Administrative Agent may reasonably request;

            (i) within 30 days after the end of each fiscal year of the Company,
      (i) a report supplementing Schedules 5.08(c), 5.08(d)(i) and 5.08(d)(ii), including an identification of all owned and leased real property disposed of by any Loan Party during such fiscal year, a list and description (including the street address, county or other relevant jurisdiction, state, record owner, book value thereof and, in the case of leases of property, lessor, lessee, expiration date and annual rental cost thereof) of all real property acquired or leased during such fiscal year and a description of such other changes in the information included in such Schedules as may be necessary for such Schedules to be accurate and complete; (ii) a report supplementing Schedule 5.17, setting forth (A) a list of registration numbers for all patents, trademarks, service marks, trade names and copyrights awarded to any Loan Party during such fiscal year and (B) a list of all patent applications, trademark applications, service mark applications, trade name applications and copyright applications submitted by any Loan Party during such fiscal year and the status of each such application; and (iii) a report supplementing Schedules 5.08(e) and 5.13 containing a description of all changes in the information included in such Schedules as may be necessary for such Schedules to be accurate and complete, each such report to be signed by a Responsible Officer of the Company and to be in a form reasonably satisfactory to the Multicurrency Administrative Agent; and

            (j) promptly, such additional information regarding the business, financial, legal or corporate affairs of any Loan Party or any Subsidiary thereof, or compliance with the terms of the Loan Documents, as any Administrative Agent or any Lender may from time to time reasonably request.

      Documents required to be delivered pursuant to Section 6.01(a) or (b) or
Section 6.02(d) (to the extent any such documents are included in materials otherwise filed with the SEC) may

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be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Company posts such documents, or provides a link thereto on the Company's website on the Internet at the website address listed on Schedule 11.02; or (ii) on which such documents are posted on the Company's behalf on an Internet or intranet website, if any, to which each Lender and the Multicurrency Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Multicurrency Administrative Agent); provided that: (A) the Company shall deliver paper copies of such documents to the Multicurrency Administrative Agent or any Lender that requests the Company to deliver such paper copies until a written request to cease delivering paper copies is given by the Multicurrency Administrative Agent or such Lender and (B) the Company shall notify the Multicurrency Administrative Agent and each Lender (by telecopier or electronic mail) of the posting of any such documents and provide to the Multicurrency Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents. Notwithstanding anything contained herein, in every instance the Company shall be required to provide paper copies of the Compliance Certificates required by
Section 6.02(b) to the Multicurrency Administrative Agent. Except for such Compliance Certificates, the Multicurrency Administrative Agent shall have no obligation to request the delivery or to maintain copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Company with any such request for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents.

      Each of the Loan Parties hereby acknowledges that (1) the Multicurrency Administrative Agent and/or the Arrangers will make available to the Lenders and the L/C Issuer materials and/or information provided by or on behalf of a Loan Party hereunder (collectively, "Loan Party Materials"; it being understood and agreed that Loan Party Materials shall not include administrative notices such as Committed Loan Notices) by posting the Loan Party Materials on IntraLinks or another similar electronic system (the "Platform") and (2) certain of the Lenders (each, a "Public Lender") may have personnel who do not wish to receive material non-public information with respect to any of the Borrowers or their respective Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Persons' securities. Each of the Loan Parties hereby agrees (x) that all financial statements delivered pursuant to Sections 6.01(a) or (b), all Compliance Certificates delivered pursuant to Section 6.02(b), all information delivered pursuant to Sections 6.02(d), (e), (f) and (i) and all other Loan Party Materials delivered to the Multicurrency Administrative Agent and/or the Arrangers that is clearly and conspicuously marked "PUBLIC" shall be posted to that portion of the Platform designated "Public Investor" and the Loan Parties shall be deemed to have authorized the Administrative Agents, the Arrangers, the L/C Issuers and the Lenders to treat such Loan Party Materials as not containing any material non-public information (although it may be sensitive and proprietary) with respect to any Loan Party or its securities for purposes of United States federal and state securities laws (provided, however, that to the extent such Loan Party Materials constitute Information, they shall be treated as set forth in Section 11.07); and (y) all other Loan Party Materials shall not be posted to that portion of the Platform designated "Public Investor."


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      6.03 NOTICES.

      Promptly after acquiring knowledge thereof notify the Multicurrency Administrative Agent and each Lender:

            (a) of the occurrence of any Default;

            (b) of any matter that has resulted or could reasonably be expected to result in a Material Adverse Effect, including (i) breach or non-performance of, or any default under, a Contractual Obligation of any Loan Party or any Subsidiary thereof; (ii) any dispute, litigation, investigation, proceeding or suspension between any Loan Party or any Subsidiary thereof and any Governmental Authority; (iii) the commencement of, or any material development in, any litigation or proceeding affecting any Loan Party or any Subsidiary thereof, including pursuant to any applicable Environmental Laws; or (iv) any tax assessment;

            (c) of the occurrence of any ERISA Event that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or result in liability for the Loan Parties and their Subsidiaries in excess of the Threshold Amount;

            (d) of any material change in accounting policies or financial reporting practices by any Loan Party or any Subsidiary thereof;

            (e) of the determination by the Registered Public Accounting Firm providing the opinion required under Section 6.01(a)(ii) (in connection with its preparation of such opinion) or the Company's determination at any time of the occurrence or existence of any Internal Control Event; and

            (f) of the (i) occurrence of any Disposition of property or assets for which the Company is required to make a mandatory prepayment pursuant to Section 2.05(b)(ii), (ii) occurrence of any sale of capital stock or other Equity Interests for which the Company is required to make a mandatory prepayment pursuant to Section 2.05(b)(iii), (iii) incurrence or issuance of any Indebtedness for which the Company is required to make a mandatory prepayment pursuant to Section 2.05(b)(iv), and (iv) receipt of any Extraordinary Receipt for which the Company is required to make a mandatory prepayment pursuant to Section 2.0(b)(v);

            (g) of any action or proceeding against or of any noncompliance by any Loan Party or any of its Subsidiaries with any Environmental Law or Environmental Permit that could (i) reasonably be expected to have a Material Adverse Effect or (ii) cause any property described in the Mortgages to be subject to any material restrictions on ownership, occupancy, use or transferability under any Environmental Law;

            (h) of the institution of any investigation or proceeding against any Loan Party or any Subsidiary to suspend, revoke or terminate or which may result in the exclusion from any Medical Reimbursement Program;


                                      147
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            (i) of any material development in or material change to the status of OIG Investigation;

            (j) of any Loan Party or Subsidiary becoming the subject of a pending civil or criminal investigation, criminal action or civil proposed debarment, exclusion or other sanctioning action related to any federal or state healthcare program; and

            (k) of any announcement by Moody's or S&P of any change or possible change in a Debt Rating or in the outlook with respect thereto.

      Each notice pursuant to Section 6.03 (other than Section 6.03(f) or (k)) shall be accompanied by a statement of a Responsible Officer of the Company setting forth details of the occurrence referred to therein and stating what action the Company has taken and proposes to take with respect thereto. Each notice pursuant to Section 6.03(a) shall describe with particularity any and all provisions of this Agreement and any other Loan Document that have been breached.

      6.04 PAYMENT OF OBLIGATIONS.

      Pay and discharge as the same shall become due and payable, all its obligations and liabilities, including (a) all income and other material tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, unless the same are being contested in good faith by appropriate proceedings diligently conducted and adequate reserves in accordance with GAAP are being maintained by the Company or such Subsidiary; (b) all lawful claims which, if unpaid, would by law then become a Lien upon its property; and
(c) all Indebtedness, as and when due and payable, but subject to any subordination provisions contained in any instrument or agreement evidencing such Indebtedness.

      6.05 PRESERVATION OF EXISTENCE, ETC.

            (a) Preserve, renew and maintain in full force and effect its legal existence and good standing under the Laws of the jurisdiction of its organization except in a transaction permitted by Section 7.04 or 7.05;

            (b) take all reasonable action to maintain all rights, privileges, permits, licenses and franchises necessary or desirable in the normal conduct of its business (including, without limitation, licenses and certifications), except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; and

            (c) preserve or renew all of its registered patents, trademarks, trade names and service marks, the non-preservation of which could reasonably be expected to have a Material Adverse Effect.


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      6.06 MAINTENANCE OF PROPERTIES.

            (a) Maintain, preserve and protect all of its material properties and equipment necessary in the operation of its business in good working order and condition, ordinary wear and tear and casualty events excepted;

            (b) make all necessary repairs thereto and renewals and replacements thereof except where the failure to do so could not reasonably be expected to have a Material Adverse Effect; and

            (c) use the standard of care typical in the industry in the operation and maintenance of its facilities.

      6.07 MAINTENANCE OF INSURANCE.

            (a) Maintain with financially sound and reputable insurance companies not Affiliates of the Company (other than the Insurance Subsidiary), insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts as are customarily carried under similar circumstances by such other Persons and providing for not less than 30 days' prior notice to the Multicurrency Administrative Agent of termination, lapse or cancellation of such insurance; provided that each of the Loan Parties and its Subsidiaries may self-insure for products liability in such amounts, with such deductibles and with such reserves on their balance sheet, and covering such risks as are customarily carried by manufacturing companies that are similar in size, have similar products liability exposure and self-insure such products liability or similar liabilities.

            (b) The Insurance Subsidiary shall conduct its insurance business in compliance with all applicable insurance laws, rules, regulations and orders and using sound actuarial principles. The insurance premiums and other expenses charged by the Insurance Subsidiary to any Loan Party or any of its Subsidiaries shall be reasonable and customary and in accordance with insurance Laws. The Company will provide the Multicurrency Administrative Agent and the Lenders copies of any outside actuarial reports prepared with respect to any projection, valuation or appraisal of the Insurance Subsidiary promptly after receipt thereof.

      6.08 COMPLIANCE WITH LAWS.

      Comply in all material respects with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its business or property, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted; or (b) the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect. Specifically, but without limiting the foregoing, and except where any such failure to comply, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect: (i) billing

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policies, arrangements, protocols and instructions will comply with requirements of Law and will be administered by properly trained personnel; and (ii) any compensation arrangements, other arrangements with referring physicians, and any discount and rebate programs offered to customers will comply with applicable state and federal self-referral and anti-kickback laws, including without limitation 42 U.S.C. Section 1320a-7b(b)(1) - (b)(2) and 42 U.S.C. Section 1395nn.

      6.09 BOOKS AND RECORDS.

            (a) Maintain proper books of record and account, in which full, true and correct entries in conformity with GAAP consistently applied shall be made of all financial transactions and matters involving the assets and business of the Company or such Subsidiary, as the case may be; and

            (b) maintain such books of record and account in material conformity with all applicable requirements of any Governmental Authority having regulatory jurisdiction over the Company or such Subsidiary, as the case may be.

      6.10 INSPECTION RIGHTS.

      Permit representatives and independent contractors of the Multicurrency Administrative Agent and each Lender to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its directors, officers, and independent public accountants, all at the expense of the Loan Parties and at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the Company; provided, however, that when an Event of Default exists the Multicurrency Administrative Agent or any Lender (or any of their respective representatives or independent contractors) may do any of the foregoing at the expense of the Loan Parties at any time during normal business hours upon advance notice.

      6.11 COVENANT TO GUARANTEE OBLIGATIONS AND GIVE SECURITY.

            (a) (x) Upon the formation or acquisition of any new direct or indirect (A) Domestic Subsidiary (other than any CFC or a Subsidiary that is held directly or indirectly by a CFC) by any Loan Party, (B) Foreign Subsidiary domiciled in the country of, and directly or indirectly owned by, a Foreign Loan Party or (C) any other Foreign Subsidiary to the extent, on a Pro Forma Basis after giving effect to such formation or acquisition, such Foreign Subsidiary holds at least 1% of Consolidated Total Assets or generates at least 1% of Consolidated Total Revenue and to the extent the Guarantee of such Foreign Subsidiary or the grant of Liens on the assets of such Foreign Subsidiary is not prohibited by applicable Law and would not result in materially adverse tax consequences for the Company and its Subsidiaries; (y) upon the acquisition of any property by any Loan Party, if such property, in the judgment of the Multicurrency Administrative Agent, shall not already be subject to a perfected first priority security interest in favor of the applicable Collateral Agent for the benefit of the Secured Parties;

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      or (z) upon the request of the Multicurrency Administrative Agent following the occurrence and during the continuance of an Event of Default, then in each case the Loan Parties shall (to the extent applicable), at the Loan Parties' expense:

                  (i) within 10 days after such formation, acquisition or
            request, cause such Subsidiary to duly execute and deliver to the Multicurrency Administrative Agent a Joinder Agreement, in form and substance satisfactory to the Multicurrency Administrative Agent and each other applicable Administrative Agent, which shall include a description of the real and personal properties of such Subsidiary, in detail satisfactory to the Multicurrency Administrative Agent,

                  (ii) within 15 days after such formation, acquisition or
            request, duly execute and deliver, or cause such Subsidiary to duly execute and deliver, to the Multicurrency Administrative Agent deeds of trust, trust deeds, deeds to secure debt, mortgages, leasehold mortgages or leasehold deeds of trust (with respect to any manufacturing facility or material property where the remaining term of the lease is greater than one year, subject to the consent of the applicable landlord (if required), which the Loan Parties shall use their good faith efforts (not including any financial accommodations) to obtain) and other security and pledge agreements, as specified by and in form and substance satisfactory to the Multicurrency Administrative Agent (including delivery of all pledged Equity Interests in and of such Subsidiary, and other instruments of the type specified in Section 4.01(e)), securing payment of all applicable Obligations under the Loan Documents and constituting Liens on all such real and personal properties,

                  (iii) within 30 days after such formation, acquisition or
            request, take whatever action, and/or cause such Subsidiary to take whatever action, (including the recording of mortgages, the filing of Uniform Commercial Code financing statements, the giving of notices and the endorsement of notices on title documents) may be necessary or advisable in the opinion of the Multicurrency Administrative Agent to vest the applicable Collateral Agent (or in any representative of such Collateral Agent designated by it) valid and subsisting Liens on the properties purported to be subject to the deeds of trust, trust deeds, deeds to secure debt, mortgages, leasehold mortgages, leasehold deeds of trust and security and pledge agreements delivered pursuant to this Section 6.11, enforceable against all third parties in accordance with their terms,

                  (iv) within 60 days after such formation, acquisition or
            request, deliver to the Multicurrency Administrative Agent, upon the request of the Multicurrency Administrative Agent in its sole discretion, a signed copy of a favorable opinion, addressed to the Multicurrency Administrative Agent, the applicable Collateral Agent and the other Secured Parties, of counsel(s) for the Loan Parties acceptable to the Multicurrency Administrative Agent as to the matters contained in clauses (i), (ii) and (iii) above, and as to such other matters as the Multicurrency Administrative Agent may reasonably request,

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                  (v) as promptly as practicable after such formation,
            acquisition or request, deliver, upon the request of the Multicurrency Administrative Agent in its sole discretion, to the Multicurrency Administrative Agent with respect to each parcel of real property owned or held by the entity that is the subject of such formation or acquisition title reports, surveys and engineering, soils and other reports, and environmental assessment reports, each in scope, form and substance satisfactory to the Multicurrency Administrative Agent, provided, however, that to the extent that any Loan Party or any of its Subsidiaries shall have otherwise received any of the foregoing items with respect to such real property, such items shall, promptly after the receipt thereof, be delivered to the Multicurrency Administrative Agent, and

                  (vi) as promptly as practicable after such formation,
            acquisition or request, deliver all organizational or charter documents, resolutions, certificates, incumbency certificates, financial statements and such other information as the Multicurrency Administrative Agent or applicable Collateral Agent may require, it its sole discretion.

            (b) At any time upon request of the Multicurrency Administrative Agent, promptly execute and deliver any and all further instruments and documents and take all such other action as the Multicurrency Administrative Agent may deem necessary or desirable in obtaining the full benefits of, or (as applicable) in perfecting and preserving the Liens of, such guaranties, deeds of trust, trust deeds, deeds to secure debt, mortgages, leasehold mortgages and leasehold deeds of trust (with respect to any manufacturing facility or material property where the remaining term of the lease is greater than one year, subject to the consent of the applicable landlord (if required), which the Loan Parties shall use their good faith efforts (not including any financial accommodations) to obtain) and other security and pledge agreements or similar agreements.

            (c) Notwithstanding anything in this Agreement to the contrary (including Section 11.01), any deadline set forth in this Section 6.11 for the delivery of any document, agreement or instrument may be extended by the Multicurrency Administrative Agent in its sole reasonable discretion, without the approval or consent of the Lenders or Required Lenders.

      6.12 COMPLIANCE WITH ENVIRONMENTAL LAWS.

      Comply, and cause all lessees and other Persons operating or occupying its properties to comply, in all material respects, with all applicable Environmental Laws and Environmental Permits; obtain and renew all Environmental Permits necessary for its operations and properties; and conduct any investigation, study, sampling and testing, and undertake any cleanup, removal, remedial or other action necessary to remove and clean up all Hazardous Materials from any of its properties, in accordance with the requirements of all Environmental Laws, in each case unless the failure to take such action could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or result in liability for the Loan Parties and their Subsidiaries in excess of the Threshold Amount; provided, however, that neither any Loan Party

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nor any of its Subsidiaries shall be required to undertake any such cleanup, removal, remedial or other action to the extent that its obligation to do so is being contested in good faith and by proper proceedings and appropriate reserves are being maintained with respect to such circumstances in accordance with GAAP.

      6.13 PREPARATION OF ENVIRONMENTAL REPORTS.

      At the request of the Multicurrency Administrative Agent or the Required Lenders from time to time, (a) provide to the Lenders any available environmental site assessment report for any of its properties described in such report and (b) with respect to any property with respect to which there has been a material violation of Environmental Laws, provide to the Lenders within 60 days after such request, at the expense of the Loan Parties, an environmental site assessment report for any of its properties described in such request, prepared by an environmental consulting firm acceptable to the Multicurrency Administrative Agent, indicating the presence or absence of Hazardous Materials and the estimated cost of any compliance, removal or remedial action in connection with any Hazardous Materials on such properties; without limiting the generality of the foregoing, if the Multicurrency Administrative Agent determines at any time that a material risk exists that any such report will not be provided within the time referred to above, the Multicurrency Administrative Agent may retain an environmental consulting firm to prepare such report at the expense of the Loan Parties, and the Loan Parties hereby grant and agree to cause any Subsidiary that owns any property described in such request to grant at the time of such request to the Multicurrency Administrative Agent, the Lenders, such firm and any agents or representatives thereof an irrevocable non-exclusive license, subject to the rights of tenants, to enter onto their respective properties to undertake such an assessment.

      6.14 FURTHER ASSURANCES.

      Promptly upon request by the Multicurrency Administrative Agent, or any Administrative Agent, Collateral Agent or Lender through the Multicurrency Administrative Agent, (a) correct any material defect or error that may be discovered in any Loan Document or in the execution, acknowledgment, filing or recordation thereof, (b) provide a local counsel opinion in form and substance satisfactory to the Multicurrency Administrative Agent with respect to any Domestic Subsidiary (other than the Insurance Subsidiary and the Receivables Subsidiary) for which an opinion was not delivered on the Closing Date to the extent the assets of such Domestic Subsidiary as reflected in the most recent financial statements delivered pursuant to Section 6.01(a) or (b) exceed 2% of Consolidated Total Assets, (c) if the book value or fair market value of the assets of the Foreign Loan Parties organized in Denmark at any time exceeds 2% of Consolidated Total Assets, promptly execute and deliver such Collateral Documents with respect to such assets, together with any requested corporate documentation and opinion of counsel, as any such Person may request, (d) execute and deliver Account Control Agreements with respect to any deposit account or securities account of the Loan Parties located in Canada and (e) do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, certificates, assurances and other instruments as the Multicurrency Administrative Agent, or any Administrative Agent, Collateral Agent or Lender through the Multicurrency Administrative Agent, may reasonably require from time to time in order to (i) carry out more effectively the purposes of the Loan Documents, (ii) to the

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fullest extent permitted by applicable law, subject any Loan Party's properties, assets, rights or interests to the Liens now or hereafter intended to be covered by any of the Collateral Documents, (iii) perfect and maintain the validity, effectiveness and priority of any of the Collateral Documents and any of the Liens intended to be created thereunder and (iv) assure, convey, grant, assign, transfer, preserve, protect and confirm more effectively unto the Secured
Parties the rights granted or now or hereafter intended to be granted to the Secured Parties under any Loan Document or under any other instrument executed in connection with any Loan Document to which any Loan Party is or is to be a party.

      6.15 COMPLIANCE WITH TERMS OF LEASEHOLDS.

      Make all payments and otherwise perform all obligations in respect of all leases of real property to which any Loan Party or any of its Subsidiaries is a party, keep such leases in full force and effect and not allow such leases to lapse or be terminated or any rights to renew such leases to be forfeited or cancelled, notify the Multicurrency Administrative Agent of any default by any party with respect to such leases and cooperate with the Multicurrency Administrative Agent in all respects to cure any such default, and cause each of its Subsidiaries to do so, except, in any case, where the failure to do so, either individually or in the aggregate, could not be reasonably likely to have a Material Adverse Effect.

      6.16 LIEN SEARCHES.

      Promptly following receipt of the acknowledgment copy of any financing statements filed under the Uniform Commercial Code in any jurisdiction by or on behalf of the Secured Parties, deliver to the Multicurrency Administrative Agent completed requests for information listing such financing statement and all other effective financing statements filed in such jurisdiction that name any Loan Party as debtor, together with copies of such other financing statements.

      6.17 MATERIAL CONTRACTS.

      Perform and observe all the terms and provisions of each Material Contract to be performed or observed by it, maintain each such Material Contract in full force and effect, and enforce each such Material Contract in accordance with its terms, in each case unless (a) the applicable Loan Party or Subsidiary determines in the exercise of its good faith judgment that any such action is not in the best business interests of such Loan Party or Subsidiary and (b) the failure of such Loan Party or Subsidiary to take any such action would not be materially adverse to the interests of the Lenders.

      6.18 DESIGNATION AS SENIOR DEBT.

      Designate all Obligations as "Designated Senior Indebtedness" under, and defined in, the Convertible Note Documents and all supplemental indentures thereto.

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      6.19 MAINTENANCE OF DEBT RATINGS.

      Maintain at all times Debt Ratings with each of Moody's and S&P.

      6.20 POST-CLOSING COVENANTS.

            (a) Account Control Agreements. Within 90 days after the Closing Date (or such extended period of time as agreed to by the Arrangers), with respect to each deposit account and securities account of the Loan Parties (other than the Foreign Loan Parties to the extent such account is located in Canada (for which no account control agreement will be required hereunder on the Closing Date) or to the extent any such account is located outside the United States and Canada and a control agreement is not required for the perfection of a security interest therein), the Loan Parties shall have delivered to the Multicurrency Administrative Agent account control agreements executed by the applicable Loan Parties, the applicable Collateral Agent and appropriate depositary institutions or securities intermediaries ("Account Control Agreements"), in each case in form and substance satisfactory to the Arrangers. After the initial Account Control Agreements are delivered to the Multicurrency Administrative Agent in accordance with the previous sentence, the Loan Parties shall maintain each of their deposit accounts and securities accounts of the Loan Parties (other than the Foreign Loan Parties to the extent any such account is located outside the United States and a control agreement is not required for the perfection of a security interest therein) with financial institutions that have entered into Account Control Agreements in form and substance satisfactory to the Multicurrency Administrative Agent.

            (b) Leasehold Mortgages. Within 90 days after the Closing Date (or such extended period of time as agreed to by the Arrangers), (i) to the extent the necessary landlord consents are obtained in accordance with the terms of clause (ii) below, the Loan Parties shall deliver to the applicable Collateral Agents fully executed and, to the extent required, notarized leasehold deeds of trust and leasehold mortgages in substantially the form of Exhibit G (with such changes as may be satisfactory to the Arrangers and their counsel to account for local law matters) and covering the properties listed on Schedule 6.20(b) (the "Leasehold Mortgaged Properties"), duly executed by the appropriate Loan Party encumbering the leasehold interest of such Loan Party, and evidence that such Mortgages are in form suitable for filing or recording in all filing or recording offices that the Arrangers may reasonably deem necessary or desirable in order to create a valid first and subsisting Lien (subject to Permitted Liens and any Liens or encumbrances that are reflected in the Mortgage Policies with respect to such Leasehold Mortgaged Properties) on the property described therein in favor of the applicable Collateral Agent for the benefit of the Secured Parties and that all filing, documentary, stamp, intangible and recording taxes and fees have been paid;

                  (ii) use commercially reasonable efforts not requiring
            expenditure of money to deliver to the applicable Collateral Agent estoppel and consent agreements, in form and substance satisfactory to the Arrangers, executed by each of the lessors of the leased real properties listed on Schedule 6.20(b), along with

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            (1) a memorandum of lease in recordable form with respect to such leasehold interest, executed and acknowledged by the owner of the affected real property, as lessor, or (2) evidence that the applicable lease with respect to such leasehold interest or a memorandum thereof has been recorded in all places necessary or desirable, in the Arrangers' reasonable judgment, to give constructive notice to third-party purchasers of such leasehold interest, or (3) if such leasehold interest was acquired or subleased from the holder of a recorded leasehold interest, the applicable assignment or sublease document, executed and acknowledged by such holder, in each case in form sufficient to give such constructive notice upon recordation and otherwise in form satisfactory to the Arrangers; and

                  (iii) such evidence of the insurance, appraisals (to the
            extent available), Mortgage Policies and other information with respect to the Leasehold Mortgaged Properties as the Arrangers may require that are consistent with the requirements set forth in
            Section 4.01(f).

            (c) IP Chain of Title Issues and Filings. Within 90 days after the Closing Date (or such extended period of time as agreed to by the Arrangers), to the extent required by the Arrangers, the Loan Parties shall correct any chain of title issues in the records of the United States Patent and Trademark Office (or any foreign equivalent thereof) with respect to the IP Rights of the Loan Parties and execute and deliver any notices of grant of security interest in IP Rights required by the Arrangers in connection with such chain of title corrections.

            (d) Florida Survey and Title Endorsement. Within 45 days after the Closing Date (or such extended period of time as agreed to by the Arrangers), the Loan Parties shall deliver to the Multicurrency Collateral Agent, with respect to the Mortgaged Property located in Florida, a survey satisfying the requirements set forth in Section 4.01(f)(ii) and an endorsement to the Mortgage Policy with respect to such Mortgaged Property removing any survey exception therein, each in form and substance reasonably satisfactory to the Multicurrency Collateral Agent.

            (e) Estoppel Letters. Within 45 days after the Closing Date (or such extended period of time as agreed to by the Arrangers), to the extent required by the Arrangers, estoppel letters executed by creditors of the Loan Parties and their Subsidiaries with respect to PPSA financing statements filed by such creditors, which estoppel letters confirm that the collateral subject to such PPSA financing statements is limited to specific equipment.

            (f) Intercompany Notes. Within 45 days after the Closing Date (or such extended period of time as agreed to by the Arrangers), the Loan Parties shall deliver to the applicable Collateral Agent any intercompany promissory note required to be delivered by the terms of the Loan Documents and not delivered on or prior to the Closing Date, together with an allonge thereto in form and substance satisfactory to such Collateral Agent.

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            (g) Stock Certificates. Within 45 days after the Closing Date (or such extended period of time as agreed to by the Arrangers), the Loan Parties shall deliver to the Multicurrency Collateral Agent (i) all certificates (if any) evidencing the Equity Interests of the Loan Parties organized in England and the first-tier Foreign Subsidiaries of the Domestic Loan Parties to the extent such certificates are required to be delivered by the Collateral Documents and have not been delivered on or prior to the Closing Date, together with any appropriate endorsement to such certificates in form and substance reasonable satisfactory to the Multicurrency Collateral Agent, and (ii) updated stock certificates for the Australian Borrower correcting the listed owner thereof.


                                   ARTICLE VII

                               NEGATIVE COVENANTS

      So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation hereunder shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding, each of the Loan Parties shall not, nor shall it permit any Subsidiary to, directly or indirectly:

      7.01 LIENS.

      Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, or sign or file or suffer to exist under the Uniform Commercial Code of any jurisdiction a financing statement that names any Loan Party or any of its Subsidiaries as debtor, or assign any accounts or other right to receive income, other than the following:

            (a) Liens pursuant to any Loan Document;

            (b) Liens existing on the date hereof and listed on Schedule 5.08(b) and any renewals or extensions thereof, provided that (i) the property covered thereby is not changed, (ii) the amount secured or benefited thereby is not increased except as contemplated by Section 7.02(e), (iii) the direct or any contingent obligor with respect thereto is not changed, and (iv) any renewal or extension of the obligations secured or benefited thereby is permitted by Section 7.02(e);

            (c) Liens for taxes not yet due or which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP;

            (d) Liens created and maintained in the ordinary course of business which are not material in the aggregate, which would not have a Material Adverse Effect and which (i) constitute carriers', warehousemen's, mechanics', materialmen's, repairmen's, landlord's or other like Liens (or the foreign equivalent of such Liens) arising in the ordinary course of business which are not overdue for a period of more than 30 days or

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      which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person, (ii) pledges or deposits in the ordinary course of business in connection with workers' compensation, unemployment insurance and other social security legislation, other than any Lien imposed by ERISA, (iii) deposits to secure the performance of bids, trade contracts and leases (other than Indebtedness), statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business, (iv) constitute a right of title retention in connection with the acquisition of goods in the ordinary course of business on the supplier's usual terms of sale where there is no default in connection with the relevant acquisition, (v) constitute a right of retention of a debtor of such Person with respect to goods of such Person held by such debtor and in connection with such Person has not paid its obligations owing to such debtor, (vi) constitute Liens over stock-in-trade to secure the purchase price of such stock-in-trade in the ordinary course of business, (vii) constitute a statutory right of set-off, (viii) constitute an unregistered statutory inchoate Lien, (ix) constitute rights reserved to or vested in Governmental Authorities by statutory provisions or by the terms of leases, licenses, franchises, grants or permits, which affect any land, to terminate the leases, licenses, franchises, grants or permits or to require annual or other periodic payments as a condition of the continuance thereof, (x) constitute securities to public utilities or to any municipalities or other Governmental Authorities when required by the utility, municipality or Governmental Authority or other public authority in connection with the supply of services or utilities to a Loan Party or any Subsidiary thereof and (xi) consist of royalties payable with respect to any asset or property of any Loan Party or any Subsidiary thereof existing as of the Closing Date;

            (e) easements, rights-of-way, restrictions and other similar encumbrances affecting real property which either are in existence on the Closing Date or, in the aggregate, are not substantial in amount, and which do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the applicable Person;

            (f) Liens securing judgments for the payment of money not constituting an Event of Default under Section 8.01(h);

            (g) Liens securing Indebtedness permitted under Section 7.02(i); provided that (i) such Liens do not at any time encumber any property other than the property financed by such Indebtedness and (ii) the Indebtedness secured thereby does not exceed the cost or fair market value, whichever is lower, of the property being acquired on the date of acquisition;

            (h) Liens in favor of a Loan Party; provided that the Loan Parties hereby agree that any such Lien shall be subordinated and second in priority to the Liens granted to the Collateral Agents;

            (i) statutory Liens of vendors in foreign jurisdictions;

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            (j) Liens granted by the Insurance Subsidiary to the extent required by applicable Laws;

            (k) leases and subleases of real property in the ordinary course of business;

            (l) Liens granted to each of the trustees under the Senior Note Documents and the Convertible Note Documents on money and property received and held by each such trustee from the Company as regularly scheduled payments thereunder in accordance with the terms of the Senior Note Documents and Convertible Note Documents as in effect on the Closing Date; and

            (m) other Liens (A) on assets of the Loan Parties securing Indebtedness outstanding in an aggregate principal amount not to exceed $10,000,000 and (B) on assets of Subsidiaries that are not Loan Parties securing Indebtedness outstanding in an aggregate principal amount not to exceed $15,000,000; provided that no such Lien shall extend to or cover any Collateral.

      7.02 INDEBTEDNESS.

      Create, incur, assume or suffer to exist any Indebtedness, except:

            (a) obligations (contingent or otherwise) existing or arising under any Swap Contract, provided that (i) such obligations are (or were) entered into by such Person in the ordinary course of business for the purpose of directly mitigating risks associated with fluctuations in interest rates or foreign exchange rates and (ii) such Swap Contract does not contain any provision exonerating the non-defaulting party from its obligation to make payments on outstanding transactions to the defaulting party;

            (b) Indebtedness evidenced by (i) the Senior Notes and (ii) the Convertible Notes and any refinancing thereof in accordance with the terms of Section 7.15(f); provided that the aggregate principal amount of (A) the Senior Notes or any refinancing thereof shall not exceed $175,000,000 and (B) the Convertible Notes and any refinancing thereof shall not exceed $135,000,000;

            (c) Indebtedness, to the extent outstanding as of the date hereof, of a Subsidiary of the Company owed to the Company or a wholly-owned Subsidiary of the Company, which Indebtedness shall (i) in the case of Indebtedness owed to a Loan Party, constitute "Pledged Debt" under the Security Agreement and (ii) be otherwise permitted under the provisions of
      Section 7.03;

            (d) Indebtedness under the Loan Documents;

            (e) Indebtedness outstanding on the date hereof and listed on
      Schedule 7.02 and any refinancings, refundings, renewals or extensions thereof; provided that the amount of such Indebtedness is not increased at the time of such refinancing, refunding, renewal or extension except by an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such refinancing and by an amount equal to any existing commitments unutilized

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      thereunder and the direct or any contingent obligor with respect thereto is not changed, as a result of or in connection with such refinancing, refunding, renewal or extension; provided further, that the terms relating to principal amount, amortization, maturity, collateral (if any) and subordination (if any), and other material terms taken as a whole, of any such refinancing, refunding, renewing or extending Indebtedness, and of any agreement entered into and of any instrument issued in connection therewith, are no less favorable in any material respect to the Loan Parties or the Lenders than the terms of any agreement or instrument governing the Indebtedness being refinanced, refunded, renewed or extended and the interest rate applicable to any such refinancing, refunding, renewing or extending Indebtedness does not exceed the then applicable market interest rate;

            (f) (i) Guarantees of any Domestic Loan Party in respect of Indebtedness otherwise permitted hereunder of a Domestic Loan Party; (ii) Guarantees of any Foreign Loan Party in respect of Indebtedness otherwise permitted hereunder of a Foreign Loan Party; and (iii) Guarantees of any Subsidiary (other than a Loan Party) in respect of Indebtedness otherwise permitted hereunder of the Company or any of its Subsidiaries;

            (g) (i) Indebtedness owed by any Domestic Loan Party to the Company and its Subsidiaries, (ii) Indebtedness owed by Foreign Loan Parties to other Foreign Loan Parties and their Subsidiaries, (iii) intercompany Indebtedness among Foreign Subsidiaries incurred for cash management pooling purposes in the ordinary course of business and consistent with past practices, (iv) Indebtedness owed by Subsidiaries of the Company that are not Loan Parties to other Subsidiaries that are not Loan Parties and
      (v) so long as no Default has occurred and is continuing at the time such Indebtedness is incurred or would result from such Indebtedness, Indebtedness owed by wholly-owned Subsidiaries (other than the Insurance Subsidiary and the Receivables Subsidiary) to Loan Parties in an aggregate amount not to exceed, when combined with Investments made pursuant to
      Section 7.03(c)(vi), $20,000,000;

            (h) Indebtedness owed to third party financing companies in the form of limited recourse obligations that finance receivables of customers of the Loan Parties and their Subsidiaries in the ordinary course of business; provided that such Indebtedness shall not exceed at any one time outstanding the lesser of (i) 75% of the total owed by the customers of the Loan Parties and their Subsidiaries to such financing companies and
      (ii) (A) if the Consolidated Leverage Ratio (as set forth in the most recent Compliance Certificate delivered hereunder) is equal to or greater than 4.25:1.0, $65,000,000 and (B) if the Consolidated Leverage Ratio (as set forth in the most recent Compliance Certificate delivered hereunder) is less than 4.25:1.0, $80,000,000;

            (i) Indebtedness in respect of Capitalized Leases, Synthetic Lease Obligations and purchase money obligations for fixed or capital assets within the limitations set forth in Section 7.01(g); provided, however, that the aggregate amount of all such Indebtedness (other than such Indebtedness outstanding on the Closing Date and set forth on Schedule 7.02) at any one time outstanding shall not exceed $15,000,000;

            (j) Indebtedness under performance, surety, statutory or appeal bonds or with respect to workers' compensation claims or other bonds permitted under Section 7.01(d)

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      and incurred in the ordinary course of business; provided, however, that the aggregate amount of all such Indebtedness at any one time outstanding shall not exceed $2,000,000;

            (k) Indebtedness constituting customary indemnification obligations under purchase agreements;

            (l) other Indebtedness (i) of the Loan Parties in an aggregate amount at any one time outstanding not to exceed $10,000,000 and (ii) of the Subsidiaries (other than the Insurance Subsidiary and the Receivables Subsidiary) that are not Loan Parties in an aggregate amount at any one time outstanding not to exceed $15,000,000; and

            (m) Subordinated Debt in an aggregate amount at any one time outstanding not to exceed $150,000,000.

      7.03 INVESTMENTS.

      Make or hold any Investments, except:

            (a) Investments held by the Company and its Subsidiaries in the form of Cash Equivalents;

            (b) advances to officers, directors and employees of the Company and Subsidiaries in an aggregate amount not to exceed $1,000,000 at any time outstanding, for travel, entertainment, relocation and analogous ordinary business purposes;

            (c) (i) Investments by the Company and its Subsidiaries in their respective Subsidiaries outstanding on the date hereof, (ii) additional Investments by the Company and its Subsidiaries in Domestic Loan Parties,
      (iii) additional Investments by the Foreign Loan Parties and their Subsidiaries in Foreign Loan Parties, (iv) additional Investments by Subsidiaries of the Company that are not Loan Parties in other Subsidiaries that are not Loan Parties, (v) so long as no Event of Default has occurred and is continuing or would result from such Investment, Investments by the Company and its Subsidiaries in the Insurance Subsidiary in an aggregate amount not to exceed 250% of the amount required under Vermont Law and (vi) so long as no Default has occurred and is continuing or would result from such Investment, additional Investments by the Loan Parties and their Subsidiaries in an aggregate amount not to exceed $20,000,000;

            (d) Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business, and Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors to the extent reasonably necessary in order to prevent or limit loss;

            (e) Guarantees permitted by Section 7.02;

                                                  [Published CUSIP Number: ____]

            (f) Investments existing on the date hereof (other than those referred to in Section 7.03(c)(i)) and set forth on Schedule 5.08(e);

            (g) Investments by the Company in Swap Contracts permitted under
      Section 7.02(a); and

            (h) the purchase or other acquisition of all of the Equity Interests in, or all or substantially all of the property of, any Person that, upon the consummation thereof, will be wholly-owned directly by the Company or one or more of its wholly-owned Subsidiaries (including as a result of a merger or consolidation) provided that, with respect to each purchase or other acquisition made pursuant to this Section 7.03(h):

                  (i) any such newly-created or acquired Subsidiary shall comply with the requirements of Section 6.11;

                  (ii) the lines of business of the Person to be (or the
            property of which is to be) so purchased or otherwise acquired shall be substantially related or incidental to the principal businesses of the Company and its Subsidiaries in the ordinary course;

                  (iii) such purchase or other acquisition shall not include or result in any contingent liabilities that could reasonably be expected to be material to the business, financial condition, operations or prospects of the Company and its Subsidiaries, taken as a whole (as determined in good faith by the board of directors (or the persons performing similar functions) of the Company or such Subsidiary if the board of directors is otherwise approving such transaction and, in each other case, by a Responsible Officer);

                  (iv) the total cash and noncash consideration (including the fair market value of all Equity Interests issued or transferred to the sellers thereof, all indemnities, earnouts and other contingent payment obligations to, and the aggregate amounts paid or to be paid under noncompete, consulting and other affiliated agreements with, the sellers thereof, all write-downs of property and reserves for liabilities with respect thereto and all assumptions of debt, liabilities and other obligations in connection therewith) paid by or on behalf of the Company and its Subsidiaries for any such purchase or other acquisition, when aggregated with the total cash and noncash consideration paid by or on behalf of the Company and its Subsidiaries for all other purchases and other acquisitions made by the Company and its Subsidiaries pursuant to this Section 7.03(h), shall not exceed the following:

                        (A) if the Consolidated Leverage Ratio is greater than
                  or equal to 4.5:1.0 after giving effect to such purchase or acquisition on a Pro Forma Basis,

                              (1) for fiscal year 2007, (x) $15,000,000 for any
                        individual acquisition, (y) $15,000,000 for all foreign acquisitions and (z) for all acquisitions (whether foreign or domestic), the greater of (I) $15,000,000 and
                        (II) the amount of Capital Expenditures that are permitted under

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                        Section 7.12 for fiscal year 2007 to the extent not
                        expended during such fiscal year; and

                              (2) for any fiscal year after 2007, (x)
                        $15,000,000 for any individual acquisition, (y) $15,000,000 for all foreign acquisitions and (z) for all acquisitions (whether foreign or domestic), the greater of (I) $15,000,000 and (II) the amount of Capital Expenditures that are permitted under Section 7.12 for the previous fiscal year (plus any Capex Carryover Amount available during such previous fiscal year) to the extent not expended during such previous fiscal year, and

                        (B) if the Consolidated Leverage Ratio is less than
                  4.5:1.0 after giving effect to such purchase or acquisition on a Pro Forma Basis, the following amounts for any individual acquisition, all foreign acquisitions and all acquisitions (whether foreign or domestic) based on the Consolidated Leverage Ratio after giving effect to such purchase or acquisition on a Pro Forma Basis:

                                                               Total
                                       Individual             Foreign         Total Acquisition
  Consolidated Leverage Ratio      Acquisition Limit     Acquisition Limit          Limit
  ---------------------------      -----------------     -----------------          -----
    > 4.0:1.0 but < 4.5:1.0           $15,000,000           $25,000,000           $25,000,000
    > 3.5:1.0 but < 4.0:1.0           $25,000,000           $50,000,000           $75,000,000
    > 3.0:1.0 but < 3.5:1.0           $50,000,000           $75,000,000          $125,000,000
           < 3.0:1.0                  $50,000,000          $100,000,000          $200,000,000

                        (v) immediately before and immediately after giving
                  effect to such purchase or acquisition on a Pro Forma Basis,
                  (A) no Default shall have occurred and be continuing; (B) there shall be at least (1) $40,000,000 of Accessible Borrowing Availability if the Consolidated Leverage Ratio is greater than or equal to 4.5:1.0 and (2) $25,000,000 of Accessible Borrowing Availability if the Consolidated Leverage Ratio is less than 4.5:1.0; and (C) the Company and its Subsidiaries shall be in compliance on a Pro Forma Basis with all of the covenants set forth in Section 7.11, such compliance to be determined on the basis of the financial information most recently delivered to the Multicurrency Administrative Agent and the Lenders pursuant to Section 6.01(a) or (b); and

                        (vi) the Company shall have delivered to the
                  Multicurrency Administrative Agent and each Lender, at least five Business Days prior to the date on which any such purchase or other acquisition involving total cash and non cash consideration in excess of $10,000,000 is to be consummated, a certificate of a Responsible Officer, in form and substance reasonably satisfactory to the Multicurrency Administrative Agent and the Required Lenders, certifying that all of the requirements set forth in this Section 7.03(h) have been satisfied or will be satisfied on or prior to the consummation of such purchase or other acquisition; and

                                      163
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                                                  [Published CUSIP Number: ____]

                           (vii) if the Consolidated Leverage Ratio is greater
                  than or equal to 4.5:1.0 after giving effect to such purchase or acquisition on a Pro Forma Basis, no third-party Indebtedness shall be incurred or assumed in connection with, or to finance the purchase price for, such purchase or acquisition.

      7.04 FUNDAMENTAL CHANGES.

            Merge, dissolve, liquidate, consolidate with or into another Person, or Dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, except that, so long as no Default exists or would result therefrom:

            (a) any Subsidiary may merge with (i) the Company, provided that the Company shall be the continuing or surviving Person, or (ii) any one or more other Subsidiaries, provided that (A) when any wholly-owned Subsidiary is merging with another non-wholly owned Subsidiary, such wholly-owned Subsidiary shall be the continuing or surviving Person, (B) when any Foreign Borrower is merging with another Subsidiary that is not a Foreign Borrower or a U.S. Loan Party, such Foreign Borrower shall be the continuing or surviving Person, (C) when any U.S. Guarantor is merging with another Subsidiary (other than a Foreign Borrower), a U.S. Guarantor shall be the continuing or surviving Person, (D) when any Foreign Guarantor (other than a Domestic Loan Party) is merging with another Subsidiary, a Foreign Guarantor shall be the continuing or surviving Person and (E) without the prior consent of the Multicurrency Administrative Agent, (1) no Foreign Borrower shall merge with another Foreign Borrower and (2) no Foreign Loan Party shall merge with a Domestic Loan Party;

            (b) any Loan Party (other than the Company) may Dispose of all or substantially all of its assets (upon voluntary liquidation or otherwise) to the Company or to another Domestic Loan Party (other than the Company) and any Foreign Guarantor may Dispose of all or substantially all of its assets (upon voluntary liquidation or otherwise) to another Foreign Guarantor;

            (c) any Subsidiary that is not a Loan Party may dispose of all or substantially all its assets (including any Disposition that is in the nature of a liquidation) to (i) another Subsidiary that is not a Loan Party or (ii) to a Loan Party; and

            (d) in connection with any acquisition permitted under Section 7.03, any Subsidiary of the Company may merge into or consolidate with any other Person or permit any other Person to merge into or consolidate with it; provided that (i) the Person surviving such merger shall be a wholly-owned Subsidiary of the Company and (ii) in the case of any such merger to which any Loan Party (other than the Company) is a party, such Loan Party is the surviving Person.

      7.05 DISPOSITIONS.

      Make any Disposition or enter into any agreement to make any Disposition, except:

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

                                                  [Published CUSIP Number: ____]

            (a) Dispositions of obsolete or worn out property, whether now owned or hereafter acquired, in the ordinary course of business;

            (b) Dispositions of inventory in the ordinary course of business;

            (c) Dispositions constituting conversion of Cash Equivalents into other Cash Equivalents;

            (d) Dispositions constituting casualty events;

            (e) Grants of Permitted Liens;

            (f) Waivers of contract rights in the ordinary course of business

            (g) Dispositions of equipment or real property to the extent that
      (i) such property is exchanged for credit against the purchase price of similar replacement property or (ii) the proceeds of such Disposition are reasonably promptly applied to the purchase price of such replacement property;

            (h) Dispositions of property by any Subsidiary to the Company or to a wholly-owned Subsidiary; provided that (i) if the transferor of such property is a Domestic Guarantor, the transferee thereof must either be the Company or a Domestic Loan Party and (ii) if the transferor of such property is a Foreign Guarantor, the transferee thereof must be a Loan Party;

            (i) Dispositions permitted by Section 7.04;

            (j) Dispositions of Customer Leases in connection with Vendor Financings;

            (k) Sale and leasebacks of assets in an aggregate amount not to exceed $35,000,000;

            (l) Dispositions by the Company and its Subsidiaries not otherwise permitted under this Section 7.05; provided that (i) at the time of such Disposition, no Default shall exist or would result from such Disposition,
      (ii) the aggregate book value of all property Disposed of in reliance on this clause (f) in any fiscal year shall not exceed 5% of Consolidated Total Assets as of the last fiscal year end and (iii) at least 80% of the purchase price for such asset shall be paid to the Company or such Subsidiary in cash.

      7.06 RESTRICTED PAYMENTS.

      Declare or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, or issue or sell any Equity Interests or accept any capital contributions, except that, so long as no Default shall have occurred and be continuing at the time of any action described below or would result therefrom:

            (a) each Subsidiary may make Restricted Payments to the Company; each Domestic Guarantor may make Restricted Payments to other Domestic Guarantors; each

                                                  [Published CUSIP Number: ____]

      Foreign Guarantor may make Restricted Payments to Foreign Borrowers or other Foreign Guarantors; and each Subsidiary that is not a Loan Party may make Restricted Payments to other Subsidiaries, in each case ratably according to their respective holdings of the type of Equity Interest in respect of which such Restricted Payment is being made;

            (b) the Company and each Subsidiary may declare and make dividend payments or other distributions payable solely in the common stock or other common Equity Interests of such Person;

            (c) except to the extent the Net Cash Proceeds thereof are required to be applied to the prepayment of the Loans pursuant to Section 2.05(b)(iii), the Company and each Subsidiary may purchase, redeem or otherwise acquire its common Equity Interests with the proceeds received from the substantially concurrent issue of new common Equity Interests;

            (d) the Company may repurchase, redeem, retire or otherwise acquire for value any Capital Stock of the Company held by any current or former officers, directors or employees of the Company or any of its Subsidiaries (or permitted transferees of such current or former officers, directors or employees) pursuant to the terms of agreements (including employment agreements) or plans approved by the Company's Board of Directors, including any such repurchase, redemption, acquisition or retirement of shares of such Capital Stock that is deemed to occur upon the exercise of stock options, restricted shares or similar rights if such shares represent all or a portion of the exercise price or are surrendered in connection with satisfying federal income tax obligations; provided, however, that the aggregate amount of such repurchases, redemptions, retirements and acquisitions pursuant to this subsection (d) (other than of shares of such Capital Stock that are deemed to occur upon the exercise of stock options, restricted shares or similar rights if such shares represent all or a portion of the exercise price or are surrendered in connection with satisfying federal income tax obligations) will not, in the aggregate, exceed $2,500,000 per fiscal year (with unused amounts in any fiscal year being carried over to succeeding fiscal years subject to a maximum of $5,000,000 in any fiscal year);

            (e) the Company may declare and make dividend payments with respect to its common Equity Interests in an amount not to exceed $2,000,000 in any fiscal year; provided that, prior to the declaration of any such dividend, the Company shall demonstrate to the satisfaction of the Multicurrency Administrative Agent that after giving effect to such dividend payments on a Pro Forma Basis, the Loan Parties shall be in compliance with each of the financial covenants set forth in Section 7.11.

      7.07 CHANGE IN NATURE OF BUSINESS.

      Engage in any material line of business other than those lines of business conducted by the Company and its Subsidiaries on the date hereof and any business that, in the good faith judgment of the Board of Directors of the Company, are reasonably related, ancillary, supplementary or complimentary thereto, or reasonable extensions thereof.

                                                  [Published CUSIP Number: ____]

      7.08 TRANSACTIONS WITH AFFILIATES.

      Enter into any transaction of any kind with any Affiliate of a Loan Party or any Subsidiary thereof, whether or not in the ordinary course of business, other than on fair and reasonable terms substantially as favorable to such Loan party or such Subsidiary as would be obtainable by such Loan Party or such Subsidiary at the time in a comparable arm's length transaction with a Person other than an Affiliate; provided that the foregoing restriction shall not apply to (a) transactions between or among the Multicurrency Loan Parties, (b) transactions between or among the Foreign Loan Parties or (c) compensation arrangements with executive officers of the Company that are approved by the Board of Directors of the Company or a committee of independent directors and are customary and competitive (as reasonably determined by such Board of Directors or committee after receiving recommendations from the Company's independent compensation consultants).

      7.09 RESTRICTIONS WITH RESPECT TO INTERCORPORATE TRANSFERS; BURDENSOME AGREEMENTS; OTHER NEGATIVE PLEDGES.

      Enter into or permit to exist any Material Contract (other than this Agreement or any other Loan Document) that (a) limits the ability (i) of any Subsidiary to make Restricted Payments to, or pay any Indebtedness or other obligations owing to, any Loan Party or to otherwise transfer property to, invest in or make loans or advances to any Loan Party, except for (A) any limitation set forth in the Senior Note Documents or the Convertible Note Documents and (B) any agreement in effect (1) on the date hereof and set forth on Schedule 7.09 or (2) at the time any Subsidiary becomes a Subsidiary of the Company, so long as such agreement was not entered into solely in contemplation of such Person becoming a Subsidiary of the Company, (ii) of any Subsidiary to Guarantee the Indebtedness of the Borrowers or (iii) of any Loan Party or any Subsidiary to create, incur, assume or suffer to exist Liens on property of such Person; provided, however, that this clause (iii) shall not prohibit any negative pledge incurred or provided in favor of any holder of Indebtedness (A) permitted under Section 7.02(b) so long as such negative pledge does not prohibit the Guaranty or the Liens granted by the Loan Parties pursuant to the Loan Documents and is no more restrictive than limitations set forth in the Loan Documents or (B) permitted under Section 7.02(i) solely to the extent any such negative pledge relates to the property financed by or the subject of such Indebtedness; or (b) requires the grant of a Lien to secure an obligation of such Person if a Lien is granted to secure another obligation of such Person.

      7.10 USE OF PROCEEDS.

      Use the proceeds of any Credit Extension, whether directly or indirectly, and whether immediately, incidentally or ultimately, (a) to purchase or carry margin stock (within the meaning of Regulation U of the FRB), to extend credit to others for the purpose of purchasing or carrying margin stock or to refund indebtedness originally incurred for such purpose, (b) in contravention of any Law or any Loan Document or (c) for any purpose other than general corporate purposes.

                                                  [Published CUSIP Number: ____]

      7.11 FINANCIAL COVENANTS.

            (a) Consolidated Interest Coverage Ratio. Permit the Consolidated Interest Coverage Ratio as of the end of any fiscal quarter of the Company to be less than the ratio set forth below opposite such fiscal quarter:

                                                                 Minimum Consolidated Interest
Four Fiscal Quarters Ending                                             Coverage Ratio
---------------------------                                             --------------
Closing Date through September 30, 2007                                  2.00 to 1.00
October 1, 2007 through September 30, 2008                               2.25 to 1.00
October 1, 2008 through September 30, 2009                               2.50 to 1.00
October 1, 2009 until the Term B Maturity Date                           3.00 to 1.00

            (b) Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio as of the end of any fiscal quarter of the Company to be greater than the ratio set forth below opposite such quarter:


                                                                 Maximum Consolidated Leverage
Four Fiscal Quarters Ending                                                  Ratio
---------------------------                                                  -----
Closing Date through September 30, 2007                                   6.00 to 1.00
October 1, 2007 through September 30, 2008                                5.75 to 1.00
October 1, 2008 through September 30, 2009                                5.00 to 1.00
October 1, 2009 through September 30, 2010                                4.00 to 1.00
October 1, 2010 through September 30, 2011                                3.50 to 1.00
October 1, 2011 until the Term B Maturity Date                            3.00 to 1.00

            (c) Consolidated Fixed Charge Coverage Ratio. Permit the Consolidated Fixed Charge Coverage Ratio as of the end of any fiscal quarter of the Company to be less than the ratio set forth below opposite such fiscal quarter:

                                                               Minimum Consolidated Fixed Charge
Four Fiscal Quarters Ending                                              Coverage Ratio
---------------------------                                              --------------
Closing Date through September 30, 2007                                   1.10 to 1.00
October 1, 2007 through September 30, 2008                                1.30 to 1.00
October 1, 2008 through September 30, 2009                                1.40 to 1.00
October 1, 2009 through September 30, 2010                                1.60 to 1.00
October 1, 2010 through September 30, 2011                                1.70 to 1.00
October 1, 2011 until the Term B Maturity Date                            1.80 to 1.00

      7.12 CAPITAL EXPENDITURES.

      Make or become legally obligated to make any Capital Expenditure, except for Capital Expenditures (a) made with insurance proceeds from (i) casualty events, (ii) condemnation awards, (iii) sale leasebacks permitted hereunder,
(iv) Dispositions permitted hereunder and (v) like-kind exchanges under Section 1031 of the Code and (b) in the ordinary course of business

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not exceeding $30,000,000 in the aggregate for the Company and its Subsidiaries during each fiscal year (commencing with fiscal year 2007); provided, however, that so long as no Default has occurred and is continuing or would result from such expenditure, any portion of any amount set forth above, if not expended in the fiscal year for which it is permitted above, may be carried over for expenditure solely in the next following fiscal year (the "Capex Carryover Amount"); and provided, further, if any such amount is so carried over, it will be deemed used in the applicable subsequent fiscal year after the amount set forth opposite such fiscal year above.

      7.13 AMENDMENTS OF ORGANIZATION DOCUMENTS.

      Amend any of its Organization Documents in a manner which adversely affects the Lenders.

      7.14 ACCOUNTING CHANGES.

      Make any change in (a) accounting policies or reporting practices, except as required by GAAP, or (b) its fiscal year.

      7.15 PREPAYMENTS, ETC. OF INDEBTEDNESS.

      Prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner, or make any payment in violation of any subordination terms of, any Indebtedness, or make any other payment of Subordinated Debt, except (a) the prepayment of the Credit Extensions in accordance with the terms of this Agreement, (b) regularly scheduled or required repayments or redemptions of Indebtedness set forth in Schedule 7.02 and refinancings and refundings of such Indebtedness in compliance with Section 7.02(e), (c) so long as no Event of Default has occurred and is continuing, repayments of Indebtedness permitted by Section 7.02(a) and Section 7.02(h)-(k) in the ordinary course of business, (d) regularly scheduled interest payments on the Senior Notes, (e) so long as no Default has occurred and is continuing or would be caused thereby, (i) regularly scheduled interest payments on the Convertible Notes, (ii) cash settlement of fractional shares upon the conversion of any Convertible Note and (iii) issuances of stock as a result of the conversion of any Convertible Note into stock and (f) the redemption or cash settlement of the Convertible Notes by the Company through the exercise of its call rights, or the conversion of the Convertible Notes into cash at the option of the Company, in accordance with the terms of the Convertible Note Documents with the proceeds of (A) Subordinated Debt (including new convertible senior subordinated debentures) on terms and conditions no less onerous than in the current Convertible Note Documents or otherwise reasonably acceptable to the Arrangers, (B) senior secured Indebtedness permitted by the terms of Section
7.02 (other than Indebtedness under this Agreement); provided that, after giving effect to the incurrence of such Indebtedness on a Pro Forma Basis, the ratio of EBITDA to Indebtedness of the Company and its Subsidiaries that is secured by a first priority Lien shall not exceed 2.00:1.00, (C) senior unsecured debt; provided that, after giving effect to the incurrence of such Indebtedness on a Pro Forma Basis, the Consolidated Leverage Ratio shall be less than 2.50:1.00 and (D) cash on hand; provided that, after giving effect to such payments on a Pro Forma Basis, the Consolidated Leverage Ratio shall be less than 2.00:1.00.

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         7.16     AMENDMENT, ETC. OF MATERIAL CONTRACTS AND INDEBTEDNESS.

         (a) Cancel or terminate any Material Contract or consent to or accept any cancellation or termination thereof; (b) amend, modify or change in any manner any term or condition of any Material Contract or give any consent, waiver or approval thereunder; (c) waive any default under or any breach of any term or condition of any Material Contract; (d) take any other action in connection with any Material Contract that would impair the value of the interest or rights of any Loan Party thereunder or that would impair the rights or interests of the Multicurrency Administrative Agent or any Lender, unless, with the foregoing subsections (a)-(d), (i) the applicable Loan Party or Subsidiary determines in the exercise of its good faith judgment that any such action is not in the best business interests of such Loan Party or Subsidiary and (b) any such action or failure to act by such Loan Party or Subsidiary would not materially adversely impact the interests of the Lenders; or (e) amend, modify or change in any manner adverse to the interests of the Loan Parties and their Subsidiaries or of the Lenders any term or condition of the Senior Note Documents, the Convertible Note Documents or any document or agreement governing Subordinated Debt permitted by Section 7.02, except for any refinancing, refunding, renewal or extension of Indebtedness permitted by Section 7.02(e).

         7.17     DESIGNATION OF SENIOR DEBT.

         Designate any Indebtedness (other than the Indebtedness under the Loan Documents and other than the Senior Notes) of the Company or any of its Subsidiaries as "Designated Senior Debt" (or any similar term) under, and as defined in, the Convertible Note Documents.

         7.18     IMPAIRMENT OF SECURITY INTERESTS.

         Take, or cause any Person to take, any action (including, without limitation, any action under Debtor Relief Laws) that would or could reasonably be expected to impair or invalidate the security interests and Liens granted on the Collateral pursuant to the Collateral Documents or the perfection or priority of such Liens.

         7.19     FOREIGN OPERATIONS.

         So long as the Consolidated Leverage Ratio is greater than 4.00:1.00 (as reflected in the most recent Compliance Certificate delivered to the Multicurrency Administrative Agent), permit more than (a) 35% of the consolidated revenue of the Company and its Subsidiaries (as reflected in the most recent financial statements delivered pursuant to Section 6.01(a) or (b)) to be derived from Foreign Subsidiaries that are not Foreign Loan Parties; (b) 35% of the Consolidated EBITDA of the Company and its Subsidiaries (as reflected in the most recent Compliance Certificate delivered pursuant to Section 6.02(b)) to be derived from Foreign Subsidiaries that are not Foreign Loan Parties; or
(c) 35% of the consolidated total assets of the Company and its Subsidiaries (as reflected in the most recent financial statements delivered pursuant to Section 6.01(a) or (b)) to be held by Foreign Subsidiaries that are not Foreign Loan Parties. Without the prior written consent of the Multicurrency Administrative Agent, after the Closing Date none of the Loan Parties shall form, create or otherwise acquire any Canadian unlimited liability company.

                                                  [Published CUSIP Number: ____]

         7.20 RESTRICTIONS ON INSURANCE SUBSIDIARY, RECEIVABLES SUBSIDIARY AND FOREIGN SHELL SUBSIDIARIES.

         The Insurance Subsidiary, the Receivables Subsidiary and the Foreign Shell Subsidiaries shall have substantially no assets, liabilities or business operations, other than (a) with respect to the Insurance Subsidiary, such assets, liabilities and operations necessary (i) to provide insurance coverage to the Company and its Domestic Subsidiaries or (ii) to comply with all applicable Laws and (b) with respect to the Receivables Subsidiary, such assets, liabilities and operations (i) associated with a receivables financing to which the Receivables Subsidiary is a party (to the extent such receivables financing is permitted by the terms of Section 7.02) and (ii) necessary to comply with all applicable Laws.


                                  ARTICLE VIII

                         EVENTS OF DEFAULT AND REMEDIES

         8.01     EVENTS OF DEFAULT.

         Any of the following shall constitute an Event of Default:

                  (a) Non-Payment. Any Borrower or any other Loan Party fails to
         (i) pay when and as required to be paid herein, any amount of principal of any Loan or any L/C Obligation or deposit any funds as Cash Collateral in respect of L/C Obligations, or (ii) pay within three days after the same becomes due, any interest on any Loan or on any L/C Obligation, or any fee due hereunder, or (iii) pay within five days after the same becomes due, any other amount payable hereunder or under any other Loan Document; or

                  (b) Specific Covenants. (i) The Company fails to perform or observe any term, covenant or agreement contained in any of Section 6.01, 6.02, 6.03, 6.05, 6.10, 6.11, 6.19 or Article VII, (ii) any of
         the Guarantors fails to perform or observe any term, covenant or agreement contained in Article X or (iii) any of the Loan Parties fails to perform or observe any term, covenant or agreement contained in any Collateral Document to which it is a party; or

                  (c) Other Defaults. Any Loan Party fails to perform or observe any other covenant or agreement (not specified in Section 8.01(a) or (b) above) contained in any Loan Document on its part to be performed or observed and such failure continues for 30 days; or

                  (d) Representations and Warranties. Any representation, warranty, certification or statement of fact made or deemed made by or on behalf of the Company or any other Loan Party herein, in any other Loan Document, or in any document delivered in connection herewith or therewith (i) that contains a materiality qualification shall be incorrect or misleading when made or deemed made or (ii) that does not contain


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         a materiality qualification shall be incorrect or misleading in any material respect when made or deemed made; or

                  (e) Cross-Default. (i) Any Loan Party or any Subsidiary thereof (other than any Immaterial Subsidiary) (A) fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise and after giving effect to any grace period) in respect of any Indebtedness or Guarantee (other than Indebtedness hereunder and Indebtedness under Swap Contracts) having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than the Threshold Amount, or
         (B) fails to observe or perform any other agreement or condition relating to any such Indebtedness or Guarantee or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which default or other event is to cause, or to permit the holder or holders of such Indebtedness or the beneficiary or beneficiaries of such Guarantee (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity, or such Guarantee to become payable or cash collateral in respect thereof to be demanded; or (ii) there occurs under any Swap Contract an Early Termination Date (as defined in such Swap Contract) resulting from (A) any event of default under such Swap Contract as to which a Loan Party or any Subsidiary thereof is the Defaulting Party (as defined in such Swap Contract) or (B) any Termination Event (as so defined) under such Swap Contract as to which a Loan Party or any Subsidiary thereof is an Affected Party (as so defined) and, in either event, the Swap Termination Value owed by such Loan Party or such Subsidiary as a result thereof is greater than the Threshold Amount; or

                  (f) Insolvency Proceedings, Etc. (i) Any Loan Party or any Subsidiary thereof (other than any Immaterial Subsidiary) institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any material part of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for 60 calendar days; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any material part of its property is instituted without the consent of such Person and continues undismissed or unstayed for 60 calendar days, or an order for relief is entered in any such proceeding; and (ii) with respect to the English Borrower or any other Borrower or Foreign Guarantor organized under the laws of the United Kingdom or England and Wales (an "English Obligor"), (A) any English Obligor is unable or admits inability to pay its debts as they fall due, suspends making payments on any of its debts or, by reason of actual or anticipated financial difficulties, commences negotiations with one or more of its creditors with a view to rescheduling any of its indebtedness, (B) the value of the assets


                                      172
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         of any member of an English Obligor is less than its liabilities
         (taking into account contingent and prospective liabilities), (C) a moratorium is declared in respect of any indebtedness of an English Obligor, (D) any corporate action, legal proceedings or other procedure or step is taken in relation to: (1) the suspension of payments, a moratorium of any indebtedness, winding-up, dissolution, administration or reorganization (by way of voluntary arrangement, scheme of arrangement or otherwise) of an English Obligor, (2) a composition, compromise, assignment or arrangement with any creditor of an English Obligor, (3) the appointment of a liquidator, receiver, administrative receiver, administrator, compulsory manager or other similar officer in respect of an English Obligor or any of its assets, (4) enforcement of any Security over any assets of any member of the Group, (5) or any analogous procedure or step is taken in any jurisdiction, or (E) any expropriation, attachment, sequestration, distress or execution affects any asset or assets of an English Obligor, or

                  (g) Inability to Pay Debts; Attachment. (i) Any Loan Party or any Subsidiary thereof (other than any Immaterial Subsidiary) becomes unable or admits in writing its inability or fails generally to pay its debts as they become due, (ii) subject to (iii) below, any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the property of any such Person and is not released, vacated or fully bonded within 30 days after its issue or levy or (iii) a Dutch executory attachment (executoriaal beslag) affects any asset of a Loan Party having an aggregate value for all such affected assets of at least $10,000,000 (or any equivalent thereof in any other currency); or

                  (h) Judgments. There is entered against any Loan Party or any Subsidiary thereof (other than any Immaterial Subsidiary) (i) one or more judgments or orders for the payment of money in an aggregate amount (as to all such judgments and orders, but excluding any portion thereof covered by insurance for which the insurance company has acknowledged coverage) exceeding the Threshold Amount, or (ii) any one or more non-monetary final judgments that are not covered by insurance (and for which the insurance company has acknowledged coverage) and that have, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and, in either case, (A) enforcement proceedings are commenced by the prevailing party or any creditor upon such judgment or order, or (B) there is a period of 10 consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect; or

                  (i) ERISA. (i) An ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of any Loan Party or any Subsidiary thereof under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of the Threshold Amount, or (ii) any Loan Party, any Subsidiary thereof or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of the Threshold Amount; or


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                  (j) Invalidity of Loan Documents. Any material provision of any Loan Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder or satisfaction in full of all the Obligations, ceases to be in full force and effect (other than as a result of the failure of any Administrative Agent, Collateral Agent, L/C Issuer or Lender to act); or any Loan Party or any other Person contests in any manner the validity or enforceability of any provision of any Loan Document; or any Loan Party denies that it has any or further liability or obligation under any provision of any Loan Document, or purports to revoke, terminate or rescind any provision of any Loan Document; or

                  (k) Change of Control.  There occurs any Change of Control; or

                  (l) Collateral Documents. Any Collateral Document after delivery thereof pursuant to Section 4.01 or 6.11 shall for any reason (other than pursuant to the terms thereof) cease to create a valid and perfected first priority Lien (subject to Permitted Liens) on the Collateral purported to be covered thereby and with respect to which the applicable Collateral Agent has taken the necessary action to perfect such Lien; or any Loan Party or any other Person contests in any manner the validity, enforceability, perfection or priority of any such Lien on the Collateral; or

                  (m) Subordination. (i) The subordination provisions of the documents evidencing or governing any subordinated Indebtedness, including the Convertible Note Documents (the "Subordinated Provisions") shall, in whole or in part, terminate, cease to be effective or cease to be legally valid, binding and enforceable against any holder of the applicable subordinated Indebtedness; or (ii) the Company or any other Loan Party shall, directly or indirectly, disavow or contest in any manner (A) the effectiveness, validity or enforceability of any of the Subordination Provisions, (B) that the Subordination Provisions exist for the benefit of the Multicurrency Administrative Agents, the Lenders and the L/C Issuers or (C) that all payments of principal of or premium and interest on the applicable subordinated Indebtedness, or realized from the liquidation of any property of any Loan Party, shall be subject to any of the Subordination Provisions; or

                  (n) Exclusion from Medical Reimbursement Programs. Any Loan Party shall be temporarily or permanently excluded from any Medical Reimbursement Program, where such exclusion arises from fraud or other claims or allegations which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

         8.02     REMEDIES UPON EVENT OF DEFAULT.

                  (a) If any Event of Default occurs and is continuing, the Multicurrency Administrative Agent shall, at the request of, or may, with the consent of, the Required Lenders, take any or all of the following actions:

                           (i) declare the commitment of each Lender with a
                  Revolving Commitment or an Alternative Currency Commitment to make Loans and any

                                                  [Published CUSIP Number: ____]

                  obligation of the L/C Issuers to make L/C Credit Extensions to be terminated, whereupon such commitments and obligation shall be terminated; and

                           (ii) require that the Company Cash Collateralize the
                  L/C Obligations (in an amount equal to the then applicable Outstanding Amount thereof).

                  (b) If any Event of Default occurs and is continuing, the applicable Administrative Agent and/or applicable Collateral Agent shall, at the request of, or may, with the consent of, the Required Lenders, take any or all of the following actions

                           (i) declare the unpaid principal amount of all
                  outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrowers; and

                           (ii) exercise on behalf of itself and the Lenders all
                  rights and remedies available to it and the Lenders under the Loan Documents;

provided, however, that upon the occurrence of an actual or deemed entry of an order for relief with respect to the Company under the Bankruptcy Code of the United States, the obligation of each Lender to make Loans and any obligation of the L/C Issuers to make L/C Credit Extensions shall automatically terminate, the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable, and the obligation of the Company to Cash Collateralize the L/C Obligations as aforesaid shall automatically become effective, in each case without further act of the Multicurrency Administrative Agent or any Lender.

         8.03     APPLICATION OF FUNDS.

         Notwithstanding any term herein or in any other Loan Document to the contrary, after the exercise of remedies provided for in Section 8.02 (or after the Loans have automatically become immediately due and payable and the L/C Obligations have automatically been required to be Cash Collateralized as set forth in the proviso to Section 8.02), any amounts received on account of the Obligations shall be applied by the Multicurrency Administrative Agent in the following order:

                  First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to each Administrative Agent and amounts payable under Article III) payable to each Administrative Agent in its capacity as such;

                  Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal, interest and Letter of Credit Fees) payable to the Lenders and the L/C Issuers (including fees, charges and disbursements of counsel to the respective Lenders and the L/C Issuers (including fees and time charges for

                                                  [Published CUSIP Number: ____]

         attorneys who may be employees of any Lender or any L/C Issuer) and amounts payable under Article III, ratably among them in proportion to the respective amounts described in this clause Second payable to them;

                  Third, to payment of that portion of the Obligations constituting accrued and unpaid Letter of Credit Fees and interest on the Loans, L/C Borrowings and other Obligations, ratably among the Lenders and the L/C Issuers in proportion to the respective amounts described in this clause Third payable to them;

                  Fourth, to payment of that portion of the Obligations constituting unpaid principal of the Loans, L/C Borrowings and amounts owing under Secured Hedge Agreements and Secured Cash Management Agreements, ratably among the Lenders, the L/C Issuers, the Hedge Banks and the Cash Management Banks in proportion to the respective amounts described in this clause Fourth held by them;

                  Fifth, to the Multicurrency Administrative Agent for the account of the L/C Issuers, to Cash Collateralize that portion of L/C Obligations comprised of the aggregate undrawn amount of Letters of Credit; and

                  Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the Company or applicable Foreign Borrower or as otherwise required by Law.

Subject to Section 2.03(c), amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to clause Fifth above shall be applied to satisfy drawings under such Letters of Credit as they occur. If any amount remains on deposit as Cash Collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Obligations, if any, in the order set forth above. Notwithstanding the foregoing terms of this Section 8.03, none of the Foreign Loan Parties shall be required to repay or prepay, or to guarantee, nor shall any amount paid by the Foreign Loan Parties be applied to, the Multicurrency Obligations.


                                   ARTICLE IX

                              ADMINISTRATIVE AGENT

         9.01     APPOINTMENT AND AUTHORITY.

                  (a) Each of the Lenders and the L/C Issuers hereby irrevocably appoints (i) National City Bank or any of its affiliates to act on its behalf as the Multicurrency Administrative Agent and the Canadian Administrative Agent and (ii) Banc of America Securities Asia Limited, acting through its Australian branch, or any of its affiliates to act on its behalf as the Australian Administrative Agent hereunder and under the other Loan Documents and authorizes each Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to such Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental

                                                  [Published CUSIP Number: ____]

         thereto. The provisions of this Article are solely for the benefit of each Administrative Agent, the Lenders and the L/C Issuers, and neither any Borrower nor any other Loan Party shall have rights as a third party beneficiary of any of such provisions.

                  (b) The applicable Administrative Agent shall also act as the "collateral agent" under the applicable Loan Documents (and, in the case of the English Collateral Documents, as "security trustee"), and each of the Lenders (in its capacities as a Lender, Swing Line Lender (if applicable), potential Hedge Bank, potential Cash Management Bank) and the L/C Issuers hereby irrevocably appoints and authorizes such Administrative Agent to act as the agent or security trustee, as the case may be, of such Lender, Hedge Bank, Cash Management Bank and L/C Issuer for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Obligations, together with such powers and discretion as are reasonably incidental thereto. In this connection, the applicable Administrative Agent, as "collateral agent" or "security trustee" and any co-agents, sub-agents and attorneys-in-fact appointed by such Administrative Agent pursuant to Section 9.05 for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Collateral Documents, or for exercising any rights and remedies thereunder at the direction of such Administrative Agent), shall be entitled to the benefits of all provisions of this Article IX and Article XI (including Section 11.04(c), as though such co-agents, sub-agents and attorneys-in-fact were the "collateral agent" or "security trustee" under the Loan Documents) as if set forth in full herein with respect thereto.

         9.02     RIGHTS AS A LENDER.

         Each Person serving as an Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not an Administrative Agent and the term "Lender" or "Lenders" shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as an Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Borrowers or any Subsidiary or other Affiliate thereof as if such Person were not an Administrative Agent hereunder and without any duty to account therefor to the Lenders.

         9.03     EXCULPATORY PROVISIONS.

         An Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents. Without limiting the generality of the foregoing, each Administrative Agent:

                  (a) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing;

                  (b) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated

                                                  [Published CUSIP Number: ____]

         hereby or by the other Loan Documents that the applicable Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that the applicable Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose such Administrative Agent to liability or that is contrary to any Loan Document or applicable law; and

                  (c) shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to any of the Borrowers or any of their respective Affiliates that is communicated to or obtained by the Person serving as an Administrative Agent or any of its Affiliates in any capacity.

         An Administrative Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 11.01 and 8.02) or (ii) in the absence of its own gross negligence or willful misconduct. An Administrative Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given to such Administrative Agent by the Company, a Lender or an L/C Issuer.

         An Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or the creation, perfection or priority of any Lien purported to be created by the Collateral Documents, (v) the value or the sufficiency of any Collateral, or (v) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the applicable Administrative Agent.

         9.04     RELIANCE BY ADMINISTRATIVE AGENT.

         Each Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. Each Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, or the issuance of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or an L/C Issuer, the applicable

                                                  [Published CUSIP Number: ____]

Administrative Agent may presume that such condition is satisfactory to such Lender or such L/C Issuer unless such Administrative Agent shall have received notice to the contrary from such Lender or such L/C Issuer prior to the making of such Loan or the issuance of such Letter of Credit. Each Administrative Agent may consult with legal counsel (who may be counsel for the Company), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

         9.05     DELEGATION OF DUTIES.

         Each Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by an Administrative Agent. Each Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of each Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as an Administrative Agent.

         9.06     RESIGNATION OF ADMINISTRATIVE AGENT.

         Any Administrative Agent may at any time give notice of its resignation to the Lenders, each L/C Issuer and the Company. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, in consultation with the Company, to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may, in consultation with the Company, on behalf of the Lenders and the L/C Issuers, appoint a successor Administrative Agent meeting the qualifications set forth above; provided that if such Administrative Agent shall notify the Company and the Lenders that no qualifying Person has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (a) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by such Administrative Agent on behalf of the Lenders or the L/C Issuers under any of the Loan Documents, the retiring Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and (b) all payments, communications and determinations provided to be made by, to or through such Administrative Agent shall instead be made by or to each Lender and each L/C Issuer directly, until such time as the Required Lenders appoint a successor Administrative Agent as provided for above in this Section. Upon the acceptance of a successor's appointment as an Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Administrative Agent, and the retiring Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section). The fees payable by the Company to a successor Administrative Agent shall be the

                                                  [Published CUSIP Number: ____]

same as those payable to its predecessor unless otherwise agreed in writing between the Company and such successor. After the retiring Administrative Agent's resignation hereunder and under the other Loan Documents, the provisions of this Article and Section 11.04 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as an Administrative Agent.

         Any resignation by National City Bank as Multicurrency Administrative Agent pursuant to this Section shall also constitute its resignation as Canadian Administrative Agent, Principal L/C Issuer and Swing Line Lender. Upon the acceptance of a successor's appointment as Multicurrency Administrative Agent hereunder, (i) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Canadian Administrative Agent, Principal L/C Issuer and Swing Line Lender, (ii) the retiring Canadian Administrative Agent, Principal L/C Issuer and Swing Line Lender shall be discharged from all of their respective duties and obligations hereunder or under the other Loan Documents, and (iii) the successor Principal L/C Issuer shall issue letters of credit in substitution for the Letters of Credit issued by the retiring Principal L/C Issuer, if any, outstanding at the time of such succession or make other arrangements satisfactory to the retiring Principal L/C Issuer to effectively assume the obligations of the retiring Principal L/C Issuer with respect to such Letters of Credit.

         9.07     NON-RELIANCE ON ADMINISTRATIVE AGENT AND OTHER LENDERS.

         Each Lender and each L/C Issuer acknowledges that it has, independently and without reliance upon an Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender and each L/C Issuer also acknowledges that it will, independently and without reliance upon an Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.

         9.08     NO OTHER DUTIES, ETC.

         Anything herein to the contrary notwithstanding, none of the Bookrunners, Arrangers or other agents listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as an Administrative Agent, a Lender or an L/C Issuer hereunder.

         9.09     ADMINISTRATIVE AGENT MAY FILE PROOFS OF CLAIM.

         In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Loan Party, the Multicurrency Administrative Agent (irrespective of whether the principal of any Loan or L/C Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the

                                                  [Published CUSIP Number: ____]

Multicurrency Administrative Agent shall have made any demand on any Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise

                  (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, L/C Obligations and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the L/C Issuers and each Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the L/C Issuers and each Administrative Agent and their respective agents and counsel and all other amounts due the Lenders, the L/C Issuers and each Administrative Agent under Sections 2.03(i) and (j), 2.09 and 11.04) allowed in such judicial proceeding; and

                  (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and each L/C Issuer to make such payments to the Multicurrency Administrative Agent and, if the Multicurrency Administrative Agent shall consent to the making of such payments directly to the Lenders and the L/C Issuers, to pay to the Multicurrency Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Multicurrency Administrative Agent and its agents and counsel, and any other amounts due the Multicurrency Administrative Agent under Sections 2.09 and 11.04.

         Nothing contained herein shall be deemed to authorize the Multicurrency Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender or any L/C Issuer any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or any L/C Issuer to authorize the Multicurrency Administrative Agent to vote in respect of the claim of any Lender or any L/C Issuer or in any such proceeding.

         9.10     COLLATERAL AND GUARANTY MATTERS.

         The Lenders and the L/C Issuers irrevocably authorize the applicable Administrative Agent or Collateral Agent, at its option and in its discretion,

                  (a) to release any Lien on any property granted to or held by such Administrative Agent or Collateral Agent under any Loan Document
         (i) upon termination of the Aggregate Commitments and payment in full of all Obligations (other than contingent indemnification obligations) and the expiration or termination of all Letters of Credit, (ii) that is sold or to be sold as part of or in connection with any sale permitted hereunder (including, without limitation, any Disposition pursuant to Section 7.05(h)) or under any other Loan Document, or (iii) if approved, authorized or ratified in writing in accordance with
         Section 11.01;


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                  (b) to release any Guarantor from its obligations under the
         Guaranty if such Person ceases to be a Subsidiary as a result of a transaction permitted hereunder;

                  (c) to subordinate any Lien on any property granted to or held by the applicable Administrative Agent or Collateral Agent under any Loan Document to the holder of any Lien on such property that is permitted by Section 7.01(g); and

                  (d) to enter into a Lien release and agreement with respect to the Customer Leases sold pursuant to Section 7.05(h) acknowledging the right of the purchaser thereof to purchase such Customer Leases free and clear of any the Liens granted pursuant to the Collateral Documents and that the Collateral Agent shall have no interest in such Customer Leases upon the consummation of such sale.

Upon request by the applicable Administrative Agent or Collateral Agent at any time, the Required Lenders (or such other group of Lenders as required by this Agreement) will confirm in writing the applicable Administrative Agent's or Collateral Agent's authority to release or subordinate its interest in particular types or items of property, or to release any Guarantor from its obligations under the Guaranty pursuant to this Section 9.10. In each case as specified in this Section 9.10, the applicable Administrative Agent or Collateral Agent will, at the Company's expense, execute and deliver to the applicable Loan Party such documents as such Loan Party may reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted under the Collateral Documents or to subordinate its interest in such item, or to release such Guarantor from its obligations under the Guaranty, in each case in accordance with the terms of the Loan Documents and this Section 9.10.

         9.11     CANADIAN COLLATERAL AGENT.

         To the extent necessary, each Canadian Revolving Lender for itself and for all present and future Affiliates of such Canadian Revolving Lender that are parties to any Secured Hedge Agreement or Secured Cash Management Agreement with any Canadian Loan Party (collectively, the "Canadian Secured Parties" and individually, a "Canadian Secured Party") hereby irrevocably appoints and authorizes the Canadian Collateral Agent (and any successor acting as Canadian Collateral Agent) to act as the person holding the power of attorney (in such capacity, the "Fonde de pouvoir") of each Canadian Secured Party, as contemplated under Article 2692 of the Civil Code of Quebec, and to enter into, take and hold on their behalf, and for their benefit, the hypothecs granted by any Canadian Loan Party in favour of the Fonde de pouvoir under the Civil Code of Quebec pursuant to any Deed of Hypothec, and to exercise such powers and duties which are conferred upon the Fonde de pouvoir under the Deeds of Hypothec. Moreover, without prejudice to such appointment and authorization to act as the person holding the power of attorney as aforesaid, each Canadian Secured Party hereby irrevocably appoints and authorizes the Canadian Collateral Agent (and any successor acting as Canadian Collateral Agent) to act as agent or mandatary and custodian for and on behalf of the Canadian Secured Parties to hold and to be the sole registered holder of any bond which may be issued under the Deeds of Hypothec (in such capacity, the "Custodian"), the whole notwithstanding Section 32 of An Act Respecting the Special Powers of Legal Persons (Quebec) or any other applicable Law. In this respect, (a) records shall be kept indicating the names and addresses of, and the pro rata


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portion of the Obligations and Indebtedness secured by any Quebec Bond Pledge granted in respect of any such bond and owing to each Canadian Secured Party, and (b) each Canadian Secured Party will be entitled to the benefits of any property hypothecated under any Deeds of Hypothec and will participate in the proceeds of realization of any such hypothecated property, the whole in accordance with the terms hereof.

         Each of the Fonde de pouvoir and the Custodian shall (i) exercise, in accordance with the terms hereof and applicable Laws, all rights and remedies given to the Fonde de pouvoir and the Custodian, as applicable, with respect to the property hypothecated under any Deed of Hypothec, any bond issued under any Deed of Hypothec and any Quebec Bond Pledge, (ii) benefit from and be subject to all provisions hereof with respect to the Canadian Collateral Agent, mutatis mutandis, including, without limitation, all such provisions with respect to the liability or responsibility to and indemnification by the Canadian Secured Parties, and (iii) be entitled to delegate from time to time any of its powers or duties under any Deed of Hypothec, any bond issued under any Deed of Hypothec and any Quebec Bond Pledge, and on such terms and conditions as it may determine from time to time. Any person who becomes a Canadian Secured Party shall be deemed to have consented to and confirmed: (A) the Fonde de pouvoir as the person holding the power of attorney as aforesaid and to have ratified, as of the date it becomes a Canadian Secured Party, all actions taken by the Fonde de pouvoir as the person holding the power of attorney as aforesaid and to have ratified, as of the date it becomes a Canadian Secured Party, all actions taken by the Fonde de pouvoir in such capacity; and (B) the Custodian as the agent or mandatary and custodian as aforesaid and to have ratified, as of the date it becomes a Canadian Secured Party, all actions taken by the Custodian in such capacity.

         Furthermore, to the extent required, the Canadian Secured Parties hereby ratify and confirm the execution by the Fonde de pouvoir and the Custodian of any Deed of Hypothec, Quebec Bond Pledge or any other Loan Document prior to the date of this Agreement.




                                    ARTICLE X

                                    GUARANTY

         10.01    THE GUARANTY.

                  (a) Each of the Domestic Guarantors hereby jointly and severally guarantees to each Secured Party, as primary obligor and not as surety, the prompt payment of the Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise) strictly in accordance with the terms thereof. The Domestic Guarantors hereby further agree that if any of the Obligations are not paid in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise), the Domestic Guarantors will, jointly and severally, promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Obligations, the same will be promptly paid in full when due (whether


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         at extended maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise) in accordance with the terms of such extension or renewal.

                  (b) Each of the Multicurrency Foreign Guarantors hereby severally guarantees to each Revolving Lender, each Administrative Agent, each Collateral Agent, each L/C Issuer, each applicable Hedge Bank and each applicable Cash Management Bank, as primary obligor and not as surety, the prompt payment of the Foreign Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise) strictly in accordance with the terms thereof. Each of the Multicurrency Foreign Guarantors hereby further agrees that if any of such obligations are not paid in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise), the Multicurrency Foreign Guarantors will, severally, promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of such obligations, the same will be promptly paid in full when due (whether at extended maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise) in accordance with the terms of such extension or renewal. Notwithstanding the foregoing, a Multicurrency Foreign Guarantor shall not be required to guarantee any Foreign Obligation if, in the good faith judgment of the Company, doing so would give rise to an adverse tax consequence under Section 965 of the Code.

                  (c) Each of the Canadian Facility Guarantors hereby severally guarantees to each Revolving Lender, each Administrative Agent, each Collateral Agent, each L/C Issuer, each applicable Hedge Bank and each applicable Cash Management Bank, as primary obligor and not as surety, the prompt payment of the Canadian Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise) strictly in accordance with the terms thereof. Each of the Canadian Facility Guarantors hereby further agrees that if any of such obligations are not paid in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise), the Canadian Facility Guarantors will, severally, promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of such obligations, the same will be promptly paid in full when due (whether at extended maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise) in accordance with the terms of such extension or renewal. Notwithstanding the foregoing, a Canadian Facility Guarantor shall not be required to guarantee any Canadian Obligation if, in the good faith judgment of the Company, doing so would give rise to an adverse tax consequence under
         Section 965 of the Code.

                  (d) Each of the Australian Facility Guarantors hereby severally guarantees to each Revolving Lender, each Administrative Agent, each Collateral Agent, each L/C Issuer, each applicable Hedge Bank and each applicable Cash Management Bank, as primary obligor and not as surety, the prompt payment of the Australian Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise) strictly in accordance with the terms thereof. Each of the Australian Facility Guarantors hereby further agrees that if any of such obligations are not


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         paid in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise), the Australian Facility Guarantors will, severally, promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of such obligations, the same will be promptly paid in full when due (whether at extended maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise) in accordance with the terms of such extension or renewal. Notwithstanding the foregoing, a Australian Facility Guarantor shall not be required to guarantee any Foreign Obligation if, in the good faith judgment of the Company, doing so would give rise to an adverse tax consequence under
         Section 965 of the Code.

                  (e) Notwithstanding any provision to the contrary contained herein or in any other of the Loan Documents, Swap Contracts or Cash Management Agreements, the obligations of each Guarantor (in its capacity as such) under this Agreement and the other Loan Documents shall be limited to an aggregate amount equal to the largest amount that would not render such obligations subject to avoidance under the Debtor Relief Laws or any comparable provisions of any applicable Law.

         10.02    OBLIGATIONS UNCONDITIONAL.

                  (a) The obligations of the Domestic Guarantors under Section
         10.01 are joint and several, absolute and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of any of the Loan Documents, or any other agreement or instrument referred to therein, or any substitution, compromise, release, impairment or exchange of any other guarantee of or security for any of the Obligations, and, to the fullest extent permitted by applicable Law, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section 10.02 that the obligations of the Domestic Guarantors hereunder shall be absolute and unconditional under any and all circumstances. Each Domestic Guarantor agrees that such Guarantor shall have no right of subrogation, indemnity, reimbursement or contribution against the Borrowers or any other Guarantor for amounts paid under this Article X until such time as the Obligations have been irrevocably paid in full and the commitments relating thereto have expired or terminated.

                  (b) The obligations of the Foreign Guarantors under Section
         10.01 are several, absolute and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of any of the Loan Documents, or any other agreement or instrument referred to therein, or any substitution, compromise, release, impairment or exchange of any other guarantee of or security for any of the Foreign Obligations, and, to the fullest extent permitted by applicable Law, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section 10.02 that the obligations of the Foreign Guarantors hereunder shall be absolute and unconditional under any and all circumstances. Each of the Foreign Guarantors agrees that such Foreign Guarantor shall have no right of subrogation (or shall not exercise any right of subrogation to which it may be entitled), indemnity, reimbursement or contribution (or shall not exercise any right of indemnity or contribution


                                      185
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         to which it may be entitled) against the Foreign Borrowers or any other
         Foreign Guarantor for amounts paid under this Article X until such time as the Foreign Obligations have been irrevocably paid in full and the commitments relating thereto have expired or terminated. No Guarantor
         (i) will claim, rank, prove or vote as a creditor of any Loan Party or its estate in competition with any Secured Party (or any trustee or agent on its behalf) or (ii) receive, claim or have the benefit of any payment, distribution or security from or on account of any Loan Party, or exercise any right of set-off against any Loan Party.

                  (c) Without limiting the generality of the foregoing subsections (a) and (b), it is agreed that, to the fullest extent permitted by Law, the occurrence of any one or more of the following shall not alter or impair the liability of any Guarantor hereunder, which shall remain absolute and unconditional as described above:

                           (i) at any time or from time to time, without notice
                  to any Guarantor, the time for any performance of or compliance with any of the Obligations shall be extended, or such performance or compliance shall be waived;

                           (ii) any of the acts mentioned in any of the
                  provisions of any of the Loan Documents, any Swap contract between any Loan Party and any Lender, or any Affiliate of a Lender or any other agreement or instrument referred to therein shall be done or omitted;

                           (iii) the maturity of any of the Obligations shall be
                  accelerated, or any of the Obligations shall be modified, supplemented or amended in any respect, or any right under any of the Loan Documents, any Swap Contract between any Loan Party and any Lender, or any Affiliate of a Lender or any other agreement or instrument referred to therein shall be waived or any other guarantee of any of the Obligations or any security therefor shall be released, impaired or exchanged in whole or in part or otherwise dealt with;

                           (iv) any Lien granted to, or in favor of, any
                  Administrative Agent or any holder of the Obligations as security for any of the Obligations shall fail to attach or be perfected; or

                           (v) any of the Obligations shall be determined to be
                  void or voidable (including for the benefit of any creditor of any Guarantor) or shall be subordinated to the claims of any Person (including any creditor of any Guarantor).

                  (d) With respect to its obligations hereunder, each Guarantor hereby expressly waives diligence, presentment, demand of payment, protest, notice of acceptance of the guaranty given hereby and of extensions of credit that may constitute obligations guaranteed hereby, notices of amendments, waivers, consents and supplements to the Loan Documents, any Swap Contract between any Loan Party and any Lender, or any Affiliate of a Lender, or the compromise, release or exchange of collateral or security, and all other notices whatsoever, and any requirement that any Administrative Agent or any holder of the Obligations exhaust any right, power or remedy or proceed against any Person under any of


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         the Loan Documents or any other documents relating to the Obligations or any other agreement or instrument referred to therein, or against any other Person under any other guarantee of, or security for, any of the Obligations.

         10.03    REINSTATEMENT.

         Neither the Guarantors' obligations hereunder nor any remedy for the enforcement thereof shall be impaired, modified, changed or released in any manner whatsoever by an impairment, modification, change, release or limitation of the liability of the Borrowers, by reason of any Borrower's bankruptcy or insolvency or by reason of the invalidity or unenforceability of all or any portion of the Obligations. In addition:

                  (a) The obligations of each Domestic Guarantor under this
         Article X shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any Person in respect of the Obligations is rescinded or must be otherwise restored by any holder of any of the Obligations, whether as a result of any Debtor Relief Law or otherwise, and each Domestic Guarantor agrees that it will indemnify each Administrative Agent and each holder of the Obligations on demand for all reasonable costs and expenses (including reasonable attorneys' fees and disbursements) incurred by any Administrative Agent or such holder of the Obligations in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any Debtor Relief Law.

                  (b) The obligations of each Foreign Guarantor under this
         Article X shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any Person in respect of the Foreign Obligations is rescinded or must be otherwise restored by any holder of any of the Foreign Obligations, whether as a result of any Debtor Relief Law or otherwise, and each of the Foreign Guarantors agrees that it will indemnify each Administrative Agent and each holder of the Foreign Obligations on demand for all reasonable costs and expenses (including reasonable attorneys' fees and disbursements) incurred by any Administrative Agent or such holder of the Obligations in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any Debtor Relief Law.

         10.04    CERTAIN WAIVERS.

         Each Guarantor acknowledges and agrees that (a) the guaranty given hereby may be enforced without the necessity of resorting to or otherwise exhausting remedies in respect of any other security or collateral interests, and without the necessity at any time of having to take recourse against the Borrowers hereunder or against any collateral securing the Obligations or otherwise, (b) it will not assert any right to require the action first be taken against the Borrowers or any other Person (including any co-guarantor) or pursuit of any other remedy or enforcement any other right, (c) it will not assert any defenses (i) with respect to any change in the corporate existence or structure of any Borrower, (ii) with respect to any Law of any jurisdiction or any


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event affecting any term of the obligations of each Guarantor under this Article
X or (iii) as a result or related to any other circumstance that might constitute a defense of any Borrower or any Guarantor, (d) it will not assert any claims or set-off rights that such Guarantor may have and (e) nothing contained herein shall prevent or limit action being taken against the Borrowers hereunder, under the other Loan Documents or the other documents and agreements relating to the Obligations or from foreclosing on any security or collateral interests relating hereto or thereto, or from exercising any other rights or remedies available in respect thereof, if neither the Borrowers nor the Guarantors shall timely perform their obligations, and the exercise of any such rights and completion of any such foreclosure proceedings shall not constitute a discharge of the Guarantors' obligations hereunder unless as a result thereof, the Obligations shall have been paid in full and the commitments relating thereto shall have expired or terminated, it being the purpose and intent that the Guarantors' obligations hereunder be absolute, irrevocable, independent and unconditional under all circumstances. Each Guarantor agrees that such Guarantor shall have no right of recourse to security for the Obligations, except through the exercise of rights of subrogation pursuant to Section 10.02 and through the exercise of rights of contribution pursuant to Section 10.06.

         10.05    REMEDIES.

                  (a) The Domestic Guarantors agree that, to the fullest extent permitted by Law, as between the Domestic Guarantors, on the one hand, and holders of the Obligations, on the other hand, the Obligations may be declared to be forthwith due and payable as provided in Section 8.02 (and shall be deemed to have become automatically due and payable in the circumstances specified in Section 8.02) for purposes of Section 10.01 notwithstanding any stay, injunction or other prohibition preventing such declaration (or preventing the Obligations from becoming automatically due and payable) as against any other Person and that, in the event of such declaration (or the Obligations being deemed to have become automatically due and payable), the Obligations (whether or not due and payable by any other Person) shall forthwith become due and payable by the Domestic Guarantors for purposes of Section 10.01.

                  (b) Each of the Foreign Guarantors agrees that, to the fullest extent permitted by Law, as between the Foreign Guarantors, on the one hand, and the holders of the Foreign Obligations, on the other hand, the Foreign Obligations may be declared to be forthwith due and payable as provided in Section 8.02 (and shall be deemed to have become automatically due and payable in the circumstances provided in Section 8.02) for purposes of Section 10.01 notwithstanding any stay, injunction or other prohibition preventing such declaration (or preventing the Foreign Obligations from becoming automatically due and payable) as against any other Person and that, in the event of such declaration (or the Foreign Obligations being deemed to have become automatically due and payable), the Foreign Obligations (whether or not due and payable by any other Person) shall forthwith become due and payable by the Foreign Guarantors for purposes of Section 10.01.

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      10.06 RIGHTS OF CONTRIBUTION.

            (a) The Domestic Guarantors hereby agree as among themselves that, in connection with payments made hereunder, each Domestic Guarantor shall have a right of contribution from each other Domestic Guarantor in accordance with applicable Law. Such contribution rights shall be subordinate and subject in right of payment to the Obligations until such time as the Obligations have been irrevocably paid in full and the commitments relating thereto shall have expired or been terminated, and none of the Domestic Guarantors shall exercise any such contribution rights until the Obligations have been irrevocably paid in full and the commitments relating thereto shall have expired or been terminated.

            (b) The Foreign Guarantors hereby agree as among themselves that, in connection with payments made hereunder, each of the Foreign Guarantors shall have a right of contribution from each other Guarantor in accordance with applicable Law. Such contribution rights shall be subordinate and subject in right of payment to the Obligations until such time as the Obligations have been irrevocably paid in full and the commitments relating thereto shall have expired or been terminated, and none of the Foreign Guarantors shall exercise any such contribution rights until the Obligations have been irrevocably paid in full and the commitments relating thereto shall have expired or been terminated.

      10.07 GUARANTY OF PAYMENT; CONTINUING GUARANTEE.

            (a) The guarantee given by the Domestic Guarantors in this Article X is a guaranty of payment and not of collection, is a continuing guarantee, and shall apply to all Obligations whenever arising.

            (b) The guarantee given by the Foreign Guarantors in this Article X is a guaranty of payment and not (i) a guaranty of collection or (ii) a surety (borgtocht), is a continuing guarantee, and shall apply to all Foreign Obligations whenever arising.

      10.08 FOREIGN GUARANTY MATTERS.

            (a) The guarantee provided by the English Borrower or any other Foreign Guarantor organized under the laws of the United Kingdom, or England and Wales does not apply to any liability to the extent that it would result in this guarantee constituting unlawful financial assistance within the meaning of Section 151 of the Companies Act 1985 of the United Kingdom.

            (b) Notwithstanding any provision of this Article X, the guarantee, indemnity and other obligations (as well as any security created in relation thereto) of any Guarantor incorporated in Denmark (a "Danish Guarantor") and such Danish Guarantor's Subsidiaries expressed to be assumed in this Article X or any other Loan Document

                  (i) shall be deemed not to be assumed (and any security
            created in relation thereto shall be limited) to the extent that the same would constitute unlawful financial assistance within the meaning of Sections 115 and 115a of the


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            Danish Public Limited Companies Act or Sections 49 and 50 of the
            Danish Private Limited Companies Act; and

                  (ii) shall further be limited to an amount equivalent to the higher of:

                        (A) the Equity of such Danish Guarantor at the time(s)
                  the Danish Guarantor is requested to make a payment under
                  Article X; and

                        (B) the Equity of such Danish Guarantor at the date of
                  this Agreement,

      provided that these limitations in subclause (ii) shall only apply to obligations and liabilities of such Danish Guarantor under Article X which exceed the sum of (A) the advances received by such Danish Guarantor (and its Subsidiaries) in its capacity as Borrower under this Agreement or in its capacity as intra-group borrower and (B) interest and other costs and fees which are to be borne by such Danish Guarantor in its capacity as Borrower (and its Subsidiaries) under this Agreement or in its (and its Subsidiaries) capacity as intra-group borrower.

      For the purposes of this Section 10.08(b) "Equity" means the equity (in
      Danish: egenkapital) of such Danish Guarantor calculated in accordance with applicable generally accepted accounting principles, however, adjusted if and to the extent any book value is not equal to the market value.

            (c) If and to the extent that obligations under the Loan Documents of a Foreign Guarantor incorporated in Switzerland (a "Swiss Guarantor") are for the benefit of its Affiliates (other than its Subsidiaries) and that complying with such obligations would constitute a repayment of capital (Einlageruckgewahr) or the payment of a (constructive) dividend (Gewinnausschuttung), the following shall apply:

                  (A) The aggregate obligations of each Swiss Guarantor under the Loan Documents, including, without limitation, under Section 3.01(i)(ii) (Tax indemnity), Section 11.04 (Other indemnities) and this Section 10.08(c)(A) shall be limited to the maximum amount of the Swiss Obligor's profits and reserves available for distribution, in each case in accordance with, without limitation, articles 671(1) to (3) and 675(2) of the Swiss Code of Obligations at the time a Swiss Guarantor makes a payment under the Loan Documents (provided that this is a requirement under applicable law at that time) and less Swiss Withholding Tax, if any, and to the extent required by applicable law in force at the relevant time, currently at the rate of 35% (the "Swiss Available Amount"); and

                  (B) Immediately after having been requested to make a payment under the Loan Documents, such Swiss Guarantor shall:

                              (I) provide the Collateral Agent, within 30
                        Business Days, with (a) an interim balance sheet, (b) the determination by

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                        the statutory auditors of the Swiss Available Amount
                        based on such interim audited balance sheet and (c) a confirmation from the statutory auditors of the Swiss Guarantor that the Swiss Available Amount complies with the provisions of Swiss corporate law which are aimed at protecting the share capital and legal reserves; and, immediately thereafter,

                              (II) pay the Swiss Available Amount or the amount
                        requested by the Collateral Agent, whichever is lower to the Multicurrency Administrative Agent.

            (d) The guarantee provided by the Dutch Borrower or any other Foreign Guarantor incorporated under Dutch law does not apply to any liability to the extent that it would result in this guarantee constituting unlawful financial assistance within the meaning of article 2:207(c) or article 2:98(c) of the Dutch Civil Code.


                                   ARTICLE XI

                                  MISCELLANEOUS

      11.01 AMENDMENTS, ETC.

      No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by the Company or any other Loan Party therefrom, shall be effective unless in writing signed by the Required Lenders and the Company or the applicable Loan Party, as the case may be, and acknowledged by the Multicurrency Administrative Agent, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such amendment, waiver or consent shall:

            (a) waive any condition set forth in Section 4.02, or, in the case of the initial Credit Extension, Section 4.01, without the written consent of each Lender;

            (b) without limiting the generality of clause (a) above, waive any condition set forth in Section 4.02 as to any Credit Extension under a particular Facility without the written consent of the Required Revolving Lenders, the Required Alternative Currency Lenders or the Required Term B Lenders, as the case may be;

            (c) extend or increase the Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section 8.02) without the written consent of such Lender;

            (d) postpone any date fixed by this Agreement or any other Loan Document for (i) any payment (excluding mandatory prepayments) of principal, interest, fees or other amounts due to the Lenders (or any of them) hereunder or under such other Loan

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      Document without the written consent of each Lender whose payment is being postponed or (ii) any scheduled reduction of any Facility hereunder or under any other Loan Document without the written consent of each Appropriate Lender;

            (e) reduce the principal of, or the rate of interest specified herein on, any Loan or L/C Borrowing, or (subject to clause (vii) of the second proviso to this Section 11.01) any fees or other amounts payable hereunder or under any other Loan Document, or change the manner of computation of any financial ratio (including any change in any applicable defined term) used in determining and for the purpose of determining the Applicable Rate that would result in a reduction of any interest rate on any Loan or any fee payable hereunder without the written consent of each Lender entitled to such amount; provided, however, that only the consent of the Required Lenders shall be necessary (i) to amend the definition of "Default Rate" or to waive any obligation of any Borrower to pay interest or Letter of Credit Fees at the Default Rate or (ii) to amend any financial covenant hereunder (or any defined term used therein so long as the effect of such amendment would not reduce the rate of interest on any Loan or L/C Borrowing or to reduce any fee payable hereunder);

            (f) change (i) Section 8.03 in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender or (ii) the order of application of any reduction in the Commitments or any prepayment of Loans among the Facilities from the application thereof set forth in the applicable provisions of Section 2.05(b), 2.06(c), or 2.12(f) respectively, in any manner that materially and adversely affects the Lenders under a Facility without the written consent of (i) if such Facility is the Term B Facility, the Required Term B Lenders, (ii) if such Facility is the Revolving Facility, the Required Revolving Lenders and (iii) if such Facility is an Alternative Currency Facility, the Required Alternative Currency Lenders under such Alternative Currency Facility;

            (g) change (i) any provision of this Section 11.01 or the definition of "Required Lenders" or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder (other than the definitions specified in clause (ii) of this Section 11.01(g)), without the written consent of each Lender or (ii) the definition of "Required Revolving Lenders," "Required Australian Revolving Lenders," "Required Canadian Revolving Lenders," "Required Alternative Currency Lenders" or "Required Term B Lenders" without the written consent of each Lender under the applicable Facility;

            (h) release all or substantially all of the Collateral in any transaction or series of related transactions, without the written consent of each Lender;

            (i) release all or substantially all of the value of the Guaranty, without the written consent of each Lender;

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            (j) impose any greater restriction on the ability of any Lender under a Facility to assign any of its rights or obligations hereunder without the written consent of (i) if such Facility is the Term B Facility, the Required Term B Lenders, (ii) if such Facility is the Multicurrency Facility, the Required Multicurrency Revolving Lenders,
      (iii) if such Facility is the Australian Facility, the Required Australian Revolving Lenders, (iv) if such Facility is the Canadian Facility, the Required Canadian Revolving Lenders and (v) if such Facility is any Alternative Currency Facility, the Required Alternative Currency Lenders under such Alternative Currency Facility; or

            (k) change or waive any provision of Section 7.15(f) or any other term of any Loan Document if the effect of such change or waiver is to permit the redemption or cash settlement of the Convertible Notes other than in accordance with the terms of Section 7.15(e) without the consent of the Required Revolving Lenders;

      and provided, further, that (i) no amendment, waiver or consent shall, unless in writing and signed by the applicable L/C Issuer in addition to the Lenders required above, affect the rights or duties of such L/C Issuer under this Agreement or any Issuer Document relating to any Letter of Credit issued or to be issued by it; (ii) no amendment, waiver or consent shall, unless in writing and signed by the Swing Line Lender in addition to the Lenders required above, affect the rights or duties of the Swing Line Lender under this Agreement; (iii) no amendment, waiver or consent shall, unless in writing and signed by the Multicurrency Administrative Agent or the Multicurrency Collateral Agent, as applicable, in addition to the Lenders required above, affect the rights or duties of the Multicurrency Administrative Agent or the Multicurrency Collateral Agent under this Agreement or any other Loan Document; (iv) no amendment, waiver or consent shall, unless in writing and signed by the Australian Administrative Agent or the Australian Collateral Agent, as applicable, in addition to the Lenders required above, affect the rights or duties of the Australian Administrative Agent or the Australian Collateral Agent, as applicable, under this Agreement or any other Loan Document; (v) no amendment, waiver or consent shall, unless in writing and signed by the Canadian Administrative Agent or the Canadian Collateral Agent, as applicable, in addition to the Lenders required above, affect the rights or duties of the Canadian Administrative Agent or the Canadian Collateral Agent, as applicable, under this Agreement or any other Loan Document; (vi) Section 11.06(h) may not be amended, waived or otherwise modified without the consent of each Granting Lender all or any part of whose Loans are being funded by an SPC at the time of such amendment, waiver or other modification; and (vii) the Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto. Notwithstanding anything to the contrary herein or in any other Loan Document, (A) no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except that the Commitment of such Lender may not be increased or extended without the consent of such Lender and (B) without the consent of the Lenders, Required Lenders or Loan Parties (other than the Lenders and Loan Parties that are party to such Alternative Currency Addendum), an Alternative Currency Addendum may modify any applicable term of this Agreement solely with respect to the Alternative Currency Facility provided pursuant to such Alternative Currency Addendum and in the event of any inconsistency between such Alternative Currency Addendum and this Agreement or any other Loan Document with respect to the terms of the Alternative Currency Facility provided pursuant to such Alternative Currency Addendum, such Alternative Currency Addendum shall govern.

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      11.02 NOTICES; EFFECTIVENESS; ELECTRONIC COMMUNICATIONS.

            (a) Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in subsection (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:

                  (i) if to a Borrower, an Administrative Agent, an L/C Issuer
            or the Swing Line Lender, to the address, telecopier number, electronic mail address or telephone number specified for such Person on Schedule 11.02; and

                  (ii) if to any other Lender, to the address, telecopier
            number, electronic mail address or telephone number specified in its Administrative Questionnaire.

            Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient). Notices delivered through electronic communications to the extent provided in subsection (b) below shall be effective as provided in such subsection (b).

            (b) Electronic Communications. Notices and other communications to the Lenders and the L/C Issuers hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Multicurrency Administrative Agent, provided that the foregoing shall not apply to notices to any Lender or any L/C Issuer pursuant to Article II if such Lender or such L/C Issuer, as applicable, has notified the Multicurrency Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. Each Administrative Agent or the Company may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications.

            Unless an Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender's receipt of an acknowledgement from the intended recipient (such as by the "return receipt requested" function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed

                                                  [Published CUSIP Number: ____]


      received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.

            (c) The Platform. THE PLATFORM IS PROVIDED "AS IS" AND "AS AVAILABLE." THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall any Administrative Agent or any of their Related Parties (collectively, the "Agent Parties") have any liability to any Borrower, any Lender, any L/C Issuer or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of any Borrower's or any Administrative Agent's transmission of Loan Party Materials through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Agent Party; provided, however, that in no event shall any Agent Party have any liability to any Borrower, any Lender, any L/C Issuer or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages).

            (d) Change of Address, Etc. Each of the Borrowers, each Administrative Agent, each L/C Issuer and the Swing Line Lender may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the other parties hereto. Each other Lender may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the Company, the Multicurrency Administrative Agent, the L/C Issuers and the Swing Line Lender. In addition, each Lender agrees to notify the Multicurrency Administrative Agent from time to time to ensure that the Multicurrency Administrative Agent has on record (i) an effective address, contact name, telephone number, telecopier number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender. Furthermore, each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the "Private Side Information" or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender's compliance procedures and applicable Law, including Unites States federal and state Securities Law, to make reference to the Borrower Materials that are not made available through the "Public Side Information" portion of the Platform and that may contain material non-public information with respect to the Company or its securities for purposes of Unites Sates federal or state Securities Law.

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            (e) Reliance by Administrative Agents, L/C Issuers and Lenders. Each
      Administrative Agent, each L/C Issuer and each Lender shall be entitled to rely and act upon any notices (including telephonic Committed Loan Notices and Swing Line Loan Notices) purportedly given by or on behalf of any Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Company shall indemnify each Administrative Agents, the L/C Issuers, the Lenders and the Related Parties of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of any Borrower, except, with respect to any such Person, for any loss, cost, expense or liability resulting from such Person's gross negligence or willful misconduct as determined by a court of competent jurisdiction by a final and nonappealable judgment. All telephonic notices to and other telephonic communications with the Administrative Agents may be recorded by such Administrative Agent, and each of the parties hereto hereby consents to such recording.

      11.03 NO WAIVER; CUMULATIVE REMEDIES.

      No failure by any Lender, any L/C Issuer or any Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided, and provided under each other Loan Document, are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

      11.04 EXPENSES; INDEMNITY; DAMAGE WAIVER.

            (a) Costs and Expenses. The Company shall pay (i) all reasonable out-of-pocket expenses incurred by any Administrative Agent, the Arrangers and their respective Affiliates (including the reasonable fees, charges and disbursements of counsel for each such Administrative Agent and for the Arrangers), in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out-of-pocket expenses incurred by the applicable L/C Issuer in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all out-of-pocket expenses incurred by any Administrative Agent, any Lender or any L/C Issuer (including the fees, charges and disbursements of any counsel for any Administrative Agent, any Lender or any L/C Issuer), and shall pay all fees and time charges for attorneys who may be employees of any Administrative Agent, any Lender or any L/C Issuer, in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the

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      other Loan Documents, including its rights under this Section, or (B) in connection with the Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit.

            (b) Indemnification by the Borrower. The Company shall indemnify each Administrative Agent (and any sub-agent thereof), each Arranger, each Lender and each L/C Issuer, and each Related Party of any of the foregoing Persons (each such Person being called an "Indemnitee") against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (including the fees, charges and disbursements of any counsel for any Indemnitee), and shall indemnify and hold harmless each Indemnitee from all fees and time charges and disbursements for attorneys who may be employees of any Indemnitee, incurred by any Indemnitee or asserted against any Indemnitee by any third party or by any Borrower or any other Loan Party arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder, the consummation of the transactions contemplated hereby or thereby, or, in the case of each Administrative Agent (and any sub-agent thereof) and its Related Parties only, the administration of this Agreement and the other Loan Documents,
      (ii) any Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by a L/C Issuer to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by any Borrower or any of its Subsidiaries, or any Environmental Liability related in any way to any Borrower or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by the Company or any other Loan Party or any of the Company's or such Loan Party's directors, shareholders or creditors, and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or (y) result from a claim brought by the Company or any other Loan Party against an Indemnitee for breach in bad faith of such Indemnitee's obligations hereunder or under any other Loan Document, if the Company or such other Loan Party has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction.

            (c) Reimbursement by Lenders. To the extent that the Company for any reason fails to indefeasibly pay any amount required under subsection (a) or (b) of this Section to be paid by it to any Administrative Agent (or any sub-agent thereof), any L/C Issuer or any Related Party of any of the foregoing, each Lender severally agrees to pay to such Administrative Agent (or any such sub-agent), such L/C Issuer or such Related

                                                  [Published CUSIP Number: ____]


      Party, as the case may be, such Lender's Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount, provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against any such Administrative Agent (or any such sub-agent) or such L/C Issuer in its capacity as such, or against any Related Party of any of the foregoing acting for any such Administrative Agent (or any such sub-agent) or L/C Issuer in connection with such capacity. The obligations of the Lenders under this subsection (c) are subject to the provisions of Section 2.12(d).

            (d) Waiver of Consequential Damages, Etc. To the fullest extent permitted by applicable law, no Borrower shall assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof. No Indemnitee referred to in subsection (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed to such unintended recipients by such Indemnitee through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby other than for direct or actual damages resulting from the gross negligence or willful misconduct of such Indemnitee as determined by a final and nonappealable judgment of a court of competent jurisdiction.

            (e) Payments. All amounts due under this Section shall be payable not later than ten Business Days after demand therefor.

            (f) Survival. The agreements in this Section 11.04 shall survive the resignation of the Multicurrency Administrative Agent, the Multicurrency Collateral Agent, the Australian Administrative Agent, the Australian Collateral Agent, the Canadian Administrative Agent, the Canadian Collateral Agent, and any L/C Issuer, the replacement of any Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all the other Obligations.

      11.05 PAYMENTS SET ASIDE.

      To the extent that any payment by or on behalf of any Borrower is made to any Administrative Agent, any L/C Issuer or any Lender, or any Administrative Agent, any L/C Issuer or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by such Administrative Agent, such L/C Issuer or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such

                                                  [Published CUSIP Number: ____]


setoff had not occurred, and (b) each Lender and each L/C Issuer severally agrees to pay to such Administrative Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by such Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the applicable Overnight Rate from time to time in effect, in the applicable currency of such recovery or payment. The obligations of the Lenders and the L/C Issuers under clause (b) of the preceding sentence shall survive the payment in full of the Obligations and the termination of this Agreement.

      11.06 SUCCESSORS AND ASSIGNS.

            (a) Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that neither any Borrower nor any other Loan Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of
      Section 11.06(b), (ii) by way of participation in accordance with the provisions of Section 11.06(d), (iii) by way of pledge or assignment of a security interest subject to the restrictions of Section 11.06(f), or (iv) to an SPC in accordance with the provisions of Section 11.06(h) (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in subsection (d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Multicurrency Administrative Agent, the Multicurrency Collateral Agent, the Australian Administrative Agent, the Australian Collateral Agent, the Canadian Administrative Agent, the Canadian Collateral Agent, the L/C Issuers and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

            (b) Assignments by Lenders. Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment(s) and the Loans (including for purposes of this Section 11.06(b), participations in L/C Obligations and in Swing Line Loans) at the time owing to it); provided that any such assignment shall be subject to the following conditions:

                  (i) Minimum Amounts.

                        (A) in the case of an assignment of the entire remaining
                  amount of the assigning Lender's Commitment under any Facility and the Loans at the time owing to it under such Facility or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and

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                        (B) in any case not described in subsection (b)(i)(A) of
                  this Section, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Multicurrency Administrative Agent or, if "Trade Date" is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than $5,000,000, in the case of any assignment in respect of the Revolving Facility, or $1,000,000, in the case of any assignment in respect of either Term B Facility, unless each of the Multicurrency Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Company otherwise consents (each such consent not to be unreasonably withheld or delayed); provided, however, that concurrent assignments to members of an Assignee Group and concurrent assignments from members of an Assignee Group to a single Eligible Assignee (or to an Eligible Assignee and members of its Assignee Group) will be treated as a single assignment for purposes of determining whether such minimum amount has been met;

                  (ii) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement with respect to the Loans or the Commitment assigned, except that this clause (ii) shall not (A) apply to the Swing Line Lender's rights and obligations in respect of Swing Line Loans or (B) prohibit any Lender from assigning all or a portion of its rights and obligations among separate Facilities on a non-pro rata basis;

                  (iii) Required Consents. No consent shall be required for any assignment except to the extent required by subsection (b)(i)(B) of this Section and, in addition:

                        (A) the consent of the Company (such consent not to be
                  unreasonably withheld or delayed) shall be required for assignments in respect of any Revolving Commitment or Revolving Loan unless (1) an Event of Default has occurred and is continuing at the time of such assignment or (2) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund;

                        (B) the consent of the Multicurrency Administrative
                  Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments in respect of (i) any Term B Commitment or Multicurrency Credit Commitment if such assignment is to a Person that is not a Lender with a Commitment in respect of the applicable Facility, an Affiliate of such Lender or an Approved Fund with respect to such Lender

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                  or (ii) any Term B Loan or Revolving Loan to a Person that is not a Lender, an Affiliate of a Lender or an Approved Fund;
                  and

                        (C) the consent of the Australian Administrative Agent
                  (such consent not to be unreasonably withheld or delayed) shall be required for assignments in respect of (i) the Australian Revolving Commitments if such assignment is to a Person that is not a Lender with an Australian Revolving Commitment, an Affiliate of such Lender or an Approved Fund with respect to such Lender;

                        (D) the consent of the Canadian Administrative Agent
                  (such consent not to be unreasonably withheld or delayed) shall be required for assignments in respect of (i) the Canadian Revolving Commitments if such assignment is to a Person that is not a Lender with a Canadian Revolving Commitment, an Affiliate of such Lender or an Approved Fund with respect to such Lender;

                        (E) the consent of the Principal L/C Issuer (such
                  consent not to be unreasonably withheld or delayed) shall be required for any assignment that increases the obligation of the assignee to participate in exposure under one or more Letters of Credit (whether or not then outstanding); and

                        (F) the consent of the Swing Line Lender (such consent
                  not to be unreasonably withheld or delayed) shall be required for any assignment in respect of the Revolving Facility.

                  (iv) Assignment and Assumption. The parties to each assignment shall execute and deliver to the Multicurrency Administrative Agent an Assignment and Assumption, together with a processing and recordation fee in the amount $3,500; provided, however, that the Multicurrency Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it shall not be a Lender, shall deliver to the Multicurrency Administrative Agent an Administrative Questionnaire.

                  (v) No Assignment to Company. No such assignment shall be made to the Company or any of the Company's Affiliates or Subsidiaries.

                  (vi) No Assignment to Natural Persons. No such assignment
            shall be made to a natural person.

      Subject to acceptance and recording thereof by the Multicurrency Administrative Agent pursuant to subsection (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the Eligible Assignee thereunder shall be a party to this Credit Agreement, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Credit Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be

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released from its obligations under this Credit Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender's rights and obligations under this Credit Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 3.01, 3.04,
3.05 and 11.04 with respect to facts and circumstances occurring prior to the effective date of such assignment). Upon request, each Borrower (at its expense) shall execute and deliver a Note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 11.06(d).

            (c) Register. The Multicurrency Administrative Agent, acting solely for this purpose as an agent of the Borrowers, shall maintain at the Multicurrency Administrative Agent's Office a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts of the Loans and L/C Obligations owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, and the Borrowers, the Administrative Agents and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrowers and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

            (d) Participations. Any Lender may at any time, without the consent of, or notice to, any Borrower or the Administrative Agents, sell participations to any Person (other than a natural person or the Company or any of the Company's Affiliates or Subsidiaries) (each, a "Participant") in all or a portion of such Lender's rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans (including such Lender's participations in L/C Obligations and/or Swing Line Loans) owing to it); provided that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrowers, the Administrative Agents, the Lenders and the L/C Issuers shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in the first proviso to
      Section 11.01 that affects such Participant. Subject to subsection (e) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.01, 3.04 and 3.05 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to
      Section 11.06(b). To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 11.08 as though it were a Lender, provided such Participant agrees to be subject to Section 2.13 as though it were a Lender.

                                                  [Published CUSIP Number: ____]


            (e) Limitations upon Participant Rights. A Participant shall not be entitled to receive any greater payment under Section 3.01 or 3.04 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Company's prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 3.01 unless the Borrowers are notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrowers, to comply with
      Section 3.01(e) as though it were a Lender.

            (f) Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note(s), if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

            (g) Electronic Execution of Assignments. The words "execution," "signed," "signature," and words of like import in any Assignment and Assumption shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

            (h) Special Purpose Funding Vehicles. Notwithstanding anything to the contrary contained herein, any Lender (a "Granting Lender") may grant to a special purpose funding vehicle identified as such in writing from time to time by the Granting Lender to the Multicurrency Administrative Agent and the Company (an "SPC") the option to provide all or any part of the Term B Loan that such Granting Lender would otherwise be obligated to make pursuant to this Agreement; provided that (i) nothing herein shall constitute a commitment by any SPC to fund the Term B Loan, and (ii) if an SPC elects not to exercise such option or otherwise fails to make all or any part of the Term B Loan, the Granting Lender shall be obligated to make such Term B Loan pursuant to the terms hereof or, if it fails to do so, to make such payment to the Multicurrency Administrative Agent as is required under Section 2.12(b)(ii). Each party hereto hereby agrees that
      (i) neither the grant to any SPC nor the exercise by any SPC of such option shall increase the costs or expenses or otherwise increase or change the obligations of the Borrowers under this Agreement (including its obligations under Section 3.04), (ii) no SPC shall be liable for any indemnity or similar payment obligation under this Agreement for which a Lender would be liable, and (iii) the Granting Lender shall for all purposes, including the approval of any amendment, waiver or other modification of any provision of any Loan Document, remain the lender of record hereunder. The making of the Term B Loan by an SPC hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Term B Loan

                                                  [Published CUSIP Number: ____]


      were made by such Granting Lender. In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior debt of any SPC, it will not institute against, or join any other Person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency, or liquidation proceeding under the laws of the United States or any State thereof. Notwithstanding anything to the contrary contained herein, any SPC may (i) with notice to, but without prior consent of the Company and the Multicurrency Administrative Agent and with the payment of a processing fee in the amount of $2,500, assign all or any portion of its right to receive payment with respect to any Term B Loan to the Granting Lender and (ii) disclose on a confidential basis any non-public information relating to its funding of the Term B Loan to any rating agency, commercial paper dealer or provider of any surety or Guarantee or credit or liquidity enhancement to such SPC.

            (i) Resignation as Principal L/C Issuer, Swing Line Lender or Canadian Administrative Agent and Collateral Agent after Assignment. Notwithstanding anything to the contrary contained herein, if at any time National City Bank assigns all of its Revolving Commitments and Revolving Loans pursuant to Section 11.06(b), National City Bank may, upon 30 days' notice to the Company and the Lenders, resign as Principal L/C Issuer, Swing Line Lender, Canadian Administrative Agent and/or Canadian Collateral Agent. In the event of any such resignation as Principal L/C Issuer, Swing Line Lender, Canadian Administrative Agent or Canadian Collateral Agent, the Company shall be entitled to appoint from among the Lenders a successor Principal L/C Issuer, Swing Line Lender, Canadian Administrative Agent or Canadian Collateral Agent hereunder; provided, however, that no failure by the Company to appoint any such successor shall affect the resignation of National City Bank as Principal L/C Issuer, Swing Line Lender, Canadian Administrative Agent and Canadian Collateral Agent, as the case may be. If National City Bank resigns as Principal L/C Issuer, it shall retain all the rights, powers, privileges and duties of the Principal L/C Issuer hereunder with respect to all Letters of Credit issued by it that are outstanding as of the effective date of its resignation as Principal L/C Issuer and all L/C Obligations with respect thereto (including the right to require the Lenders to make Base Rate Loans or fund risk participations in Unreimbursed Amounts pursuant to Section 2.03(c)). If National City Bank resigns as Swing Line Lender, it shall retain all the rights of the Swing Line Lender provided for hereunder with respect to Swing Line Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make Base Rate Loans or fund risk participations in outstanding Swing Line Loans pursuant to Section 2.04(c). Upon the appointment of a successor Principal L/C Issuer, Swing Line Lender, Canadian Administrative Agent and/or Canadian Collateral Agent, (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Principal L/C Issuer, Swing Line Lender, Canadian Administrative Agent or Canadian Collateral Agent, as the case may be, and (b) the successor Principal L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements

                                                  [Published CUSIP Number: ____]


      satisfactory to National City Bank to effectively assume the obligations of National City Bank with respect to such Letters of Credit.

            (j) Swiss Law Requirements. Notwithstanding anything to the contrary contained in the clauses above:

                  (i) Consultation with the Swiss Borrower is required prior to an assignment or transfer by a Lender.

                  (ii) The consent of the Swiss Borrower is not required for any assignment or transfer if such assignment or transfer is to a prospective new lender which is a Qualifying Swiss Bank or a Permitted Non-Qualifying Institution. Save for an assignment or transfer to a Permitted Non-Qualifying Institution, the Swiss Borrower may, however, acting reasonably, request from a prospective new lender a copy of a ruling of the Swiss Federal Tax Authorities (at the request of the Swiss Borrower, certified as a true copy by two officers of the prospective new lender) confirming that such new lender is a Qualifying Swiss Bank and as a condition precedent to such prospective new lender becoming a Lender) if the Swiss Borrower believes (acting reasonably) that the prospective new lender is not a Qualifying Swiss Bank.

                  (iii) A prospective new lender that is not (1) a Qualifying
            Swiss Bank or (2) a Permitted Non-Qualifying Institution, may only become a Lender, and a Lender may only assign or transfer any of its rights and benefits hereunder to such a person (such person being a "Proposed Permitted Non-Qualifying Institution") if:

                        (A) the Multicurrency Administrative Agent has consented
                  thereto (and the Multicurrency Administrative Agent shall be fully protected and shall have no liability to any person in the exercise of its discretion whether or not to grant consent);

                        (B) the Swiss Borrower has consented thereto (such
                  consent not to be unreasonably withheld or delayed unless the Swiss Borrower believes that, after giving effect to the proposed accession of such Proposed Permitted Non-Qualifying Institution as a Lender, it will not be in compliance with the Non-Bank Rules); and

                        (C) the Proposed Permitted Non-Qualifying Institution
                  has, as a condition precedent to its becoming a Lender (unless the Swiss Borrower in its sole discretion waives the requirement of this paragraph (c)), delivered to the Multicurrency Administrative Agent (for and on behalf of itself and the other Lenders) and the Swiss Borrower:

                              (I) a copy of a ruling of the Swiss Federal Tax
                        Authorities (at the cost of such Proposed Permitted
                        Non-

                                                  [Published CUSIP Number: ____]


                        Qualifying Institution) (at the request of the Swiss Borrower, certified as a true copy by two officers of the Proposed Permitted Non-Qualifying Institution), following full disclosure by the Swiss Borrower (at the request of the Proposed Permitted Non-Qualifying Institution) to the Swiss Federal Tax Authorities of all relevant information relating to such Proposed Permitted Non-Qualifying Institution's proposed participation in the Credit Agreement as communicated to the Swiss Borrower by such Proposed Permitted Non-Qualifying Institution, that such Proposed Permitted Non-Qualifying Institution's participation in the Agreement will be treated as having been provided by one creditor only for the purposes of the Non-Bank Rules; and

                        (II) a certificate from it that it will take no action
                  that would result in its participation being treated in any different manner to that referred to in (i) above by the Swiss Federal Tax Authorities.

                  (iv) On each date that any Permitted Non-Qualifying
            Institution is due to receive a payment from the Multicurrency Administrative Agent, it shall be deemed to confirm that the information provided to the Swiss Borrower by such Permitted Non-Qualifying Institution (or on its behalf) pursuant to Section 11.06(j)(iii)(C) above, is true, complete and accurate.

                  (v) The consent of the Swiss Borrower (where required under this Section 11.06 (Successor and Assigns)) to an assignment or transfer must not be withheld solely because the assignment or transfer may result in an increase to the usual cost related to the Loan Documents.

                  (vi) If (A) a Lender assigns or transfers any of its rights or obligations under the Loan Documents or changes its office from when it performs its obligations under the Loan Documents and (B) as a result of circumstances existing at the date the assignment, transfer or change occurs, the Swiss Borrower would be obliged to make a payment to the new lender or Lender acting through its new facility office under Section 3.01(i) (Swiss tax gross-up), then the new lender or Lender acting through its new office is only entitled to receive payment under those Sections to the same extent as the existing Lender or Lender acting through its previous facility office would have been if the assignment, transfer or change had not occurred.

                  (vii) An assignment of rights will only be effective once the assignee notifies the Collateral Agent of its identity and status by delivering to it a Notification of Interest substantially in the form of Schedule E (Form of Notification of Interest) and on:

                        (A) receipt by the Multicurrency Administrative Agent of
                  written confirmation from the new lender (in form and substance

                                                  [Published CUSIP Number: ____]


                  satisfactory to the Multicurrency Administrative Agent) that the new lender will assume the same obligations to the other Lenders as it would have been under if it was an original lender; and

                        (B) performance by the Multicurrency Administrative
                  Agent of all "know your customer" or other checks relating to any person that it is required to carry out in relation to such assignment to a new lender, the completion of which the Multicurrency Administrative Agent shall promptly notify to the existing lender and the new lender.

                  (viii) For the avoidance of doubt, nothing in this Section
            11.06(j) restricts any Lender or sub-participant from entering into any agreement with another person under which payments are made by reference to any of the Loan Documents (including without limitation credit default or total return swaps), provided such agreement is not treated as a sub-participation for purposes of the Guidelines nor purports to give such other person, whether upon the occurrence of any contingency or otherwise, any (1) legal or beneficial rights under the Loan Documents, (2) right to direct the exercise by the Lender or sub-participant (as applicable) of any rights it may have under the Loan Documents or any sub-participation agreement, or (3) right to require physical delivery of any interest (including some or all of any loan, or other interest) in the Loan Documents under any circumstances. In case a sub-participation in the meaning of the Guidelines is contemplated, the rules provided by Section 11.06(j) above apply mutatis mutandis.

                  (ix) If the Non-Bank Rules are disapplied or amended in any material respect from their form as at the date of this Agreement, the Swiss Borrower or the Multicurrency Administrative Agent may (and the Multicurrency Administrative Agent shall, at the request of the Lenders) request in writing to the Multicurrency Administrative Agent or the Swiss Borrower, as the case may be, that this Agreement be amended to reflect such change. The Swiss Borrower and the Lenders shall enter into discussions for a period of not more than thirty (30) days with a view to agreeing any amendments required to be made to this Agreement to place the Swiss Borrower and the Lenders in substantially the same position (or otherwise in a position acceptable to the Swiss Borrower and the Lenders) from a Swiss withholding tax viewpoint as they would have been in if the change notified under this Section 11.06(j)(ix), had not happened. Any agreement between the Swiss Borrower and the Multicurrency Administrative Agent will be, with the prior consent of the Lenders, binding on all the parties hereto; if no agreement is reached under this Section 11.06(j)(ix), this Agreement shall continue in effect in accordance with its terms.

      11.07 TREATMENT OF CERTAIN INFORMATION; CONFIDENTIALITY.

      Each of the Administrative Agents, the Lenders and the L/C Issuers agrees to maintain the confidentiality of the Information (as defined below), except that Information may be

                                                  [Published CUSIP Number: ____]


disclosed (a) to its Affiliates and to its and its Affiliates' respective partners, directors, officers, employees, agents, trustees, advisors and representatives (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority purporting to have jurisdiction over it (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or
(ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to a Borrower and its obligations, (g) with the prior written consent of the Company or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or
(ii) becomes available to any Administrative Agent, any Lender, any L/C Issuer or any of their respective Affiliates on a nonconfidential basis from a source other than the Company; provided that with respect to subsections (b) and (c) above, (A) to the extent permitted by applicable Law and to the extent the applicable Administrative Agent will not, in its reasonable judgment, incur legal liability for doing so, such Administrative Agent shall provide the Company with prior written notice of the request for disclosure, (B) to the extent permitted by applicable Law, such Administrative Agent will cooperate with the Company's reasonable efforts to obtain a protective order or similar confidential treatment; and (C) such Administrative Agent shall disclose only that portion of the Information that it determines in its good faith judgment to be required to company with such request or requirement.

      For purposes of this Section, "Information" means all information received from the Company or any Subsidiary relating to the Company or any Subsidiary or any of their respective businesses, other than any such information that is available to any Administrative Agent, any Lender or any L/C Issuer on a nonconfidential basis prior to disclosure by the Company or any Subsidiary, provided that, in the case of information received from the Company or any Subsidiary after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as a prudent Person would accord to its own confidential information.

      Each of the Administrative Agents, the Lenders and the L/C Issuers acknowledges that (a) the Information may include material non-public information concerning the Company or a Subsidiary, as the case may be, (b) it has developed compliance procedures regarding the use of material non-public information and (c) it will handle such material non-public information in accordance with applicable Law, including federal and state securities Laws.

                                                   [Published CUSIP Number: ___]


         11.08 RIGHT OF SETOFF.

         If an Event of Default shall have occurred and be continuing, each Lender, each L/C Issuer and each of their respective Affiliates is hereby authorized at any time and from time to time, after obtaining the prior written consent of the Multicurrency Administrative Agent, to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender, such L/C Issuer or any such Affiliate to or for the credit or the account of any Borrower or any other Loan Party against any and all of the obligations of such Borrower or such Loan Party now or hereafter existing under this Agreement or any other Loan Document to such Lender or such L/C Issuer, irrespective of whether or not such Lender or such L/C Issuer shall have made any demand under this Agreement or any other Loan Document and although such obligations of such Borrower or such Loan Party may be contingent or unmatured or are owed to a branch or office of such Lender or such L/C Issuer different from the branch or office holding such deposit or obligated on such indebtedness. The rights of each Lender, each L/C Issuer and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender, such L/C Issuer or their respective Affiliates may have. Each Lender and each L/C Issuer agrees to notify the Company and the Multicurrency Administrative Agent promptly after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application.

         11.09 INTEREST RATE LIMITATION.

         Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the "Maximum Rate"). If any Administrative Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Company. In determining whether the interest contracted for, charged, or received by such Administrative Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder.

         11.10 COUNTERPARTS; INTEGRATION; EFFECTIVENESS.

         This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by each Administrative Agent and when the Multicurrency Administrative Agent shall have received counterparts hereof that, when taken

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                                                   [Published CUSIP Number: ___]

together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

         11.11 SURVIVAL OF REPRESENTATIONS AND WARRANTIES.

         All representations and warranties made hereunder and in any other Loan Document survive the execution and delivery hereof. Such representations and warranties have been or will be relied upon by each Administrative Agent and each Lender, regardless of any investigation made by any Administrative Agent or any Lender or on their behalf and notwithstanding that any Administrative Agent or any Lender may have had notice or knowledge of any Default at the time of any Credit Extension, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied or any Letter of Credit shall remain outstanding.

         11.12 SEVERABILITY.

         If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         11.13 REPLACEMENT OF LENDERS.

         If any Lender (a) requests compensation under Section 3.04 or Section 3.01, or if any Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, (b) does not consent to a proposed amendment, waiver, consent or release with respect to any Loan Document that requires the consent of each Lender and that has been approved by the Required Lenders or (c) if any Lender is a Defaulting Lender, then the Company may, at its sole expense and effort, upon notice to such Lender and the Multicurrency Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 11.06), all of its interests, rights and obligations under this Agreement and the related Loan Documents to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that:

                  (i) the Company shall have paid (or caused a Foreign Borrower to pay) to the applicable Administrative Agent the assignment fee specified in Section 11.06(b);

                  (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and L/C Advances, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents

                                                   [Published CUSIP Number: ___]

         (including any amounts under Section 3.05) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Company or applicable Foreign Borrower (in the case of all other amounts);

                  (iii) in the case of any such assignment resulting from a claim for compensation under Section 3.04 or payments required to be made pursuant to Section 3.01, such assignment will result in a reduction in such compensation or payments thereafter;

                  (iv) such assignment does not conflict with applicable Laws.

         A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Company to require such assignment and delegation cease to apply.

         11.14 GOVERNING LAW; JURISDICTION; ETC.

                  (a) GOVERNING LAW. THIS AGREEMENT (OTHER THAN SECTION 8.01(f)(ii) WHICH SHALL BE CONSTRUED IN ACCORDANCE WITH THE LEGISLATION OF ENGLAND AND WALES) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                  (b) SUBMISSION TO JURISDICTION. EACH BORROWER AND EACH OTHER LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT ANY ADMINISTRATIVE AGENT, ANY LENDER OR ANY L/C ISSUER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST ANY BORROWER OR ANY OTHER LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

                                                   [Published CUSIP Number: ___]

                  (c) WAIVER OF VENUE. EACH BORROWER AND EACH OTHER LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

                  (d) SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION
         11.02. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

         11.15 WAIVER OF JURY TRIAL.

         EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO
(A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

         11.16 NO ADVISORY OR FIDUCIARY RESPONSIBILITY.

         In connection with all aspects of each transaction contemplated hereby, each Borrower and each other Loan Party acknowledges and agrees, and acknowledges its Affiliates' understanding, that: (i) the credit facilities provided for hereunder and any related arranging or other services in connection therewith (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document) are an arm's-length commercial transaction between the Borrowers, the other Loan Parties and their respective Affiliates, on the one hand, and any Administrative Agent and the Arrangers, on the other hand, and the Borrowers and the other Loan Parties are capable of evaluating and understanding and understand and accept the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents (including any amendment, waiver or other modification hereof or thereof); (ii)

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                                                   [Published CUSIP Number: ___]

in connection with the process leading to such transaction, each Administrative Agent and the Arrangers, are and have been acting solely as a principal and is not the financial advisor, agent or fiduciary, for any of the Borrower, any other Loan Parties or any of their respective Affiliates, stockholders, creditors or employees or any other Person; (iii) neither any Administrative Agent nor any other Arranger has assumed or will assume an advisory, agency or fiduciary responsibility in favor of any Borrower or any other Loan Party with respect to any of the transactions contemplated hereby or the process leading thereto, including with respect to any amendment, waiver or other modification hereof or of any other Loan Document (irrespective of whether any Administrative Agent or any other Arranger has advised or is currently advising any of the Borrowers, the other Loan Parties or their respective Affiliates on other matters) and neither any Administrative Agent nor any other Arranger has any obligation to any of the Borrowers, the other Loan Parties or their respective Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; (iv) any Administrative Agent and the other Arranger(s) and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrowers, the other Loan Parties and their respective Affiliates, and neither any Administrative Agent nor any other Arranger has any obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship; and (v) the Administrative Agents and the other Arranger(s) have not provided and will not provide any legal, accounting, regulatory or tax advice with respect to any of the transactions contemplated hereby (including any amendment, waiver or other modification hereof or of any other Loan Document) and each Borrower and each other Loan Party has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate. Each Borrower and each other Loan Party hereby waives and releases, to the fullest extent permitted by law, any claims that it may have against each Administrative Agent and the other Lead Arranger(s) with respect to any breach or alleged breach of agency or fiduciary duty.

         11.17 USA PATRIOT ACT NOTICE.

         Each Lender that is subject to the Act (as hereinafter defined) and the Multicurrency Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrowers that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the "Act"), it is required to obtain, verify and record information that identifies the Borrowers, which information includes the name and address of each Borrower and other information that will allow such Lender or such Administrative Agent, as applicable, to identify such Borrower in accordance with the Act.

         11.18 JUDGMENT CURRENCY.

         If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or any other Loan Document in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the Multicurrency Administrative Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given. The obligation of each Borrower in respect of any such sum due from it to the Multicurrency Administrative Agent or the Lenders hereunder or under the other Loan Documents shall, notwithstanding any judgment

                                                   [Published CUSIP Number: ___]

in a currency (the "Judgment Currency") other than that in which such sum is denominated in accordance with the applicable provisions of this Agreement (the "Agreement Currency"), be discharged only to the extent that on the Business Day following receipt by the Multicurrency Administrative Agent of any sum adjudged to be so due in the Judgment Currency, the Multicurrency Administrative Agent may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the sum originally due to the Multicurrency Administrative Agent from any Borrower in the Agreement Currency, such Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Multicurrency Administrative Agent or the Person to whom such obligation was owing against such loss. If the amount of the Agreement Currency so purchased is greater than the sum originally due to the Multicurrency Administrative Agent in such currency, the Multicurrency Administrative Agent agrees to return the amount of any excess to such Borrower (or to any other Person who may be entitled thereto under applicable law).

         11.19 DESIGNATION AS SENIOR DEBT.

         All Obligations shall be "Designated Senior Indebtedness" for purposes of and as defined in that Convertible Note Documents.

         11.20 AMOUNTS ON DEPOSIT WITH CANADIAN ADMINISTRATIVE AGENT.

         Each of the Loan Parties hereby agrees that any amounts held on deposit with the Canadian Administrative Agent may be invested by the Canadian Administrative Agent with a Schedule I Lender selected by the Canadian Administrative Agent.


                                   ARTICLE XII
 SPECIAL PROVISIONS APPLICABLE TO LENDERS UPON THE OCCURRENCE OF A SHARING EVENT

         12.01 PARTICIPATIONS.

         Upon the occurrence of a Sharing Event, the Revolving Lenders shall automatically and without further action be deemed to have exchanged interests in the outstanding Revolving Loans and outstanding Letters of Credit such that, in lieu of the interests of each Revolving Lender in each Revolving Loan and each outstanding Letter of Credit, such Lender shall hold an interest in all Revolving Loans and Swing Line Loans made to the Borrowers and all outstanding Letters of Credit issued for the account of such Persons at such time, whether or not such Revolving Lender shall previously have participated therein, equal to such Revolving Lender's Exchange Percentage thereof. The foregoing exchanges shall be accomplished automatically pursuant to this clause (a) through purchases and sales of participations in the various Revolving Loans and outstanding Letters of Credit as required hereby, although at the request of the Multicurrency Administrative Agent each Revolving Lender hereby agrees to enter into customary participation agreements approved by the Multicurrency Administrative Agent to

                                                   [Published CUSIP Number: ___]

evidence the same. All purchases and sales of participating interests pursuant to this Section 12.01(a) shall be made in U.S. Dollars. At the request of the Multicurrency Administrative Agent, each Revolving Lender which has sold participations in any of its Revolving Loans and outstanding Letters of Credit as provided above (through the Multicurrency Administrative Agent) will deliver to each Revolving Lender (through the Multicurrency Administrative Agent) which has so purchased a participating interest therein a participation certificate in the appropriate amount as determined in conjunction with the Multicurrency Administrative Agent. It is understood that the amount of funds delivered by each Revolving Lender shall be calculated on a net basis, giving effect to both the sales and purchases of participations by the various Revolving Lenders as required above.

         12.02 MULTICURRENCY ADMINISTRATIVE AGENT'S DETERMINATIONS BINDING.

         All determinations by the Multicurrency Administrative Agent pursuant to this Article XII shall be made by it in accordance with the provisions herein and with the intent being to equitably share the credit risk for all Revolving Loans and Letters of Credit and other Credit Extensions under the Revolving Facility in accordance with the provisions hereof. Absent manifest error, all determinations by the Multicurrency Administrative Agent hereunder shall be binding on the Loan Parties and each of the Revolving Lenders. The Multicurrency Administrative Agent shall have no liability to any Loan Party or Revolving Lender hereunder for any determinations made by it hereunder except to the extent resulting from the Multicurrency Administrative Agent's gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision).

         12.03 PARTICIPATION PAYMENTS IN U.S. DOLLARS.

         Upon, and after, the occurrence of a Sharing Event (i) no further Credit Extensions shall be made, (ii) all amounts from time to time accruing with respect to, and all amounts from time to time payable on account of, Revolving Loans denominated in an Foreign Currency (including, without limitation, any interest and other amounts which were accrued but unpaid on the date of such Sharing Event) shall be payable in U.S. Dollars (taking the Dollar Equivalents of all such amounts on the date of the occurrence of the respective Sharing Event, with all calculations for periods after the Sharing Event being made as if such respective Revolving Loan had originally been made in U.S. Dollars) and shall be distributed by the Multicurrency Administrative Agent for the account of the Revolving Lenders which made such Revolving Loans or are participating therein and (iii) all Revolving Commitments shall be automatically terminated. Notwithstanding anything to the contrary contained above, the failure of any Revolving Lender to purchase its participating interests as required above in any extensions of credit upon the occurrence of a Sharing Event shall not relieve any other Revolving Lender of its obligation hereunder to purchase its participating interests in a timely manner, but no Revolving Lender shall be responsible for the failure of any other Revolving Lender to purchase the participating interest to be purchased by such other Revolving Lender on any date.

         12.04 DELINQUENT PARTICIPATION PAYMENTS.

         If any amount required to be paid by any Revolving Lender pursuant to this Article XII is not paid to the Multicurrency Administrative Agent on the date upon which the Sharing Event

                                                   [Published CUSIP Number: ___]

occurred, such Revolving Lender shall, in addition to such aforementioned amount, also pay to the Multicurrency Administrative Agent on demand an amount equal to the product of (i) the amount so required to be paid by such Revolving Lender for the purchase of its participations, (ii) the daily average federal Funds Rate, during the period from and including the date of request for payment to the date on which such payment is immediately available to the Multicurrency Administrative Agent and (iii) a fraction the numerator of which is the number of days that elapsed during such period and the denominator of which is 360. A certificate of the Multicurrency Administrative Agent submitted to any Revolving Lender with respect to any amounts payable under this Article XII shall be conclusive in the absence of manifest error. Amounts payable by any Revolving Lender pursuant to this Article XII shall be paid to the Multicurrency Administrative Agent for the account of the relevant Revolving Lenders, provided that, if the Multicurrency Administrative Agent (in its sole discretion) has elected to fund on behalf of such other Revolving Lender the amounts owing to such other Revolving Lenders, then the amounts shall be paid to the Multicurrency Administrative Agent for its own account.

         12.05 SETTLEMENT OF PARTICIPATION PAYMENTS.

         Whenever, at any time after the relevant Revolving Lenders have received from any other Revolving Lenders purchases of participations pursuant to this Article XII, the various Revolving Lenders receive any payment on account thereof, such Revolving Lenders will distribute to the Multicurrency Administrative Agent, for the account of the various Revolving Lenders participating therein, such Revolving Lenders' participating interests in such amounts (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such participations were outstanding) in like funds as received, provided, however, that in the event that such payment received by any Revolving Lenders is required to be returned, the Revolving Lenders who received previous distributions in respect of their participating interests therein will return to the respective Revolving Lenders any portion thereof previously so distributed to them in like funds as such payment is required to be returned by the respective Revolving Lenders.

         12.06 PARTICIPATION OBLIGATIONS ABSOLUTE.

         Each Revolving Lender's obligation to purchase participating interests pursuant to this Article XII shall be absolute and unconditional and shall not be affected by any circumstance including, without limitation, (i) any setoff, counterclaim, recoupment, defense or other right which such Revolving Lender may have against any other Revolving Lender, any Loan Party or any other Person for any reason whatsoever, (ii) the occurrence or continuance of an Event of Default, (iii) any adverse change in the condition (financial or otherwise) of any Loan Party or any other Person, (iv) any breach of this Agreement by any Loan Party, any Revolving Lender or any other Person, or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

         12.07 INCREASED COSTS; INDEMNITIES.

         Notwithstanding anything to the contrary contained elsewhere in this Agreement, upon any purchase of participations as required above, (i) each Revolving Lender which has purchased

                                                   [Published CUSIP Number: ___]

such participations shall be entitled to receive from the Borrowers any increased costs and indemnities (including, without limitation, pursuant to Sections 3.01, 3.04, 3.05, 3.06 and 11.04) directly from Borrowers to the same extent as if it were the direct Revolving Lender as opposed to a participant therein, which increased costs shall be calculated without regard to Section
11.06 or Section 11.13 and (ii) each Revolving Lender which has sold such participations shall be entitled to receive from the Borrowers indemnification from and against any and all Taxes imposed as a result of the sale of the participations pursuant to this Article XII. Each Borrower acknowledges and agrees that, upon the occurrence of a Sharing Event and after giving effect to the requirements of this Article XII, increased Taxes may be owing by it pursuant to Section 3.01, which Taxes shall be paid (to the extent provided in Section 3.01) by the respective Borrower or Borrowers, without any claim that the increased Taxes are not payable because same resulted from the participations effected as otherwise required by this Article XII.

                                                   [Published CUSIP Number: ___]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BORROWERS:                      INVACARE CORPORATION,

                                an Ohio corporation

                                By:      /s/ Gerald B. Blouch
                                   ---------------------------------------------
                                Name:   Gerald B. Blouch
                                     -------------------------------------------
                                Title:     President and COO
                                      ------------------------------------------


                                CARROLL HEALTHCARE INC.,
                                an Ontario corporation

                                By:      /s/ Gerald B. Blouch
                                   ---------------------------------------------
                                Name:   Gerald B. Blouch
                                     -------------------------------------------
                                Title:     President
                                      ------------------------------------------


                                INVACARE AUSTRALIA PTY LTD,
                                an Australian corporation

                                By:      /s/ McGregor Ogilvy Grant
                                   -----------------------------------------
                                Name:   McGregor Ogilvy Grant
                                     -------------------------------------------
                                Title:     Attorney
                                      ------------------------------------------


                                INVACARE HOLDINGS C.V.,
                                a Dutch limited partnership

                                By:      /s/ Dale C. LaPorte
                                   ---------------------------------------------
                                Name:  Dale C. LaPorte
                                     -------------------------------------------
                                Title:    Secretary of Invacare Holdings, LLC
                                      ------------------------------------------
                                          a general partner of Invacare
                                          Holdings C.V.
                                        ----------------------------------------


                                INVACARE INTERNATIONAL SARL,
                                a Swiss corporation

                                By:      /s/ Theo Vassiloudis
                                   ---------------------------------------------
                                Name:  Theo Vassiloudis
                                     -------------------------------------------
                                Title:    FD - Europe
                                      ------------------------------------------

                                                   [Published CUSIP Number: ___]


                                INVACARE LIMITED,
                                a private limited company organized under the laws of England and Wales

                                By:      /s/ Mark Prosser
                                   ---------------------------------------------
                                Name:   Mark Prosser
                                     -------------------------------------------
                                Title:   Managing Director
                                      ------------------------------------------


                                SCANDINAVIAN MOBILITY INTERNATIONAL APS, a Danish private limited company

                                By:      /s/ Theo Vassiloudis
                                   ---------------------------------------------
                                Name:  Theo Vassiloudis
                                     -------------------------------------------
                                Title:   FD - Europe
                                      ------------------------------------------

                                                   [Published CUSIP Number: ___]


DOMESTIC GUARANTORS:            ADAPTIVE SWITCH LABORATORIES, INC.,
                                a Texas corporation

                                INVACARE FLORIDA CORPORATION,
                                a Delaware corporation

                                INVACARE CREDIT CORPORATION,
                                an Ohio corporation

                                THE AFTERMARKET GROUP, INC.,
                                a Delaware corporation

                                THE HELIXX GROUP, INC.,
                                an Ohio corporation

                                CHAMPION MANUFACTURING INC.,
                                a Delaware corporation

                                HEALTHTECH PRODUCTS, INC.,
                                a Missouri corporation

                                INVACARE CANADIAN HOLDINGS, INC.,
                                a Delaware corporation

                                INVACARE INTERNATIONAL CORPORATION,
                                an Ohio corporation



                                By:      /s/ Gerald B. Blouch
                                   ---------------------------------------------
                                Name:  Gerald B. Blouch
                                     -------------------------------------------
                                Title:   President
                                      ------------------------------------------


                                KUSCHALL, INC.,
                                a Delaware corporation

                                ALTIMATE MEDICAL, INC.,
                                a Minnesota corporation

                                INVACARE SUPPLY GROUP, INC.,
                                a Massachusetts corporation

                                INVACARE HOLDINGS, LLC,
                                an Ohio limited liability company


                                By:      /s/ Gerald B. Blouch
                                   ---------------------------------------------
                                Name:  Gerald B. Blouch
                                     -------------------------------------------
                                Title:   President
                                      ------------------------------------------

                                                   [Published CUSIP Number: ___]


                                FREEDOM DESIGNS, INC.,
                                a California corporation

                                By:      /s/ Gerald B. Blouch
                                   ---------------------------------------------
                                Name:   Gerald B. Blouch
                                     -------------------------------------------
                                Title:     President
                                      ------------------------------------------


                                GARDEN CITY MEDICAL INC.,
                                a Delaware corporation

                                MEDBLOC, INC.,
                                a Delaware corporation


                                By:      /s/ Dale C. LaPorte
                                   ---------------------------------------------
                                Name:  Dale C. LaPorte
                                     -------------------------------------------
                                Title:   Secretary
                                      ------------------------------------------


                                INVACARE FLORIDA HOLDINGS, LLC,
                                a Delaware limited liability company


                                By:      /s/ Gerald B. Blouch
                                   ---------------------------------------------
                                Name:   Gerald B. Blouch
                                     -------------------------------------------
                                Title:    President
                                      ------------------------------------------

                                                   [Published CUSIP Number: ___]


CANADIAN GUARANTORS:            1207273 ALBERTA ULC,
                                an Alberta corporation

                                By:      /s/ Gerald B. Blouch
                                   ---------------------------------------------
                                Name:   Gerald B. Blouch
                                     -------------------------------------------
                                Title:    President
                                      ------------------------------------------

                                2083806 ONTARIO INC.,
                                an Ontario corporation

                                By:      /s/ Gerald B. Blouch
                                   ---------------------------------------------
                                Name:   Gerald B. Blouch
                                     -------------------------------------------
                                Title:    Vice President
                                      ------------------------------------------


                                6123449 CANADA INC.,
                                a Canada corporation

                                By:      /s/ Dale C. LaPorte
                                   ---------------------------------------------
                                Name:   Dale C. LaPorte
                                     -------------------------------------------
                                Title:   Secretary
                                      ------------------------------------------


                                INVACARE CANADA L.P.,
                                an Ontario limited partnership

                                By:      /s/ Gerald B. Blouch
                                   ---------------------------------------------
                                Name:   Gerald B. Blouch
                                     -------------------------------------------
                                Title:    Vice President
                                      ------------------------------------------


                                INVACARE CANADA GENERAL PARTNER INC.,
                                a Canada corporation

                                By:      /s/ Gerald B. Blouch
                                   ---------------------------------------------
                                Name:   Gerald B. Blouch
                                     -------------------------------------------
                                Title:    Vice President
                                      ------------------------------------------

                                                   [Published CUSIP Number: ___]


                                MOTION CONCEPTS L.P.,
                                an Ontario limited partnership

                                By:      /s/ Dale C. LaPorte
                                   ---------------------------------------------
                                Name:   Dale C. LaPorte
                                     -------------------------------------------
                                Title:   Secretary
                                      ------------------------------------------


                                PERPETUAL MOTION ENTERPRISES LIMITED,
                                an Ontario corporation

                                By:      /s/ Dale C. LaPorte
                                   ---------------------------------------------
                                Name:   Dale C. LaPorte
                                     -------------------------------------------
                                Title:   Secretary
                                      ------------------------------------------

                                                   [Published CUSIP Number: ___]


AUSTRALIAN GUARANTORS:          ADELAIDE SCOOTERS & WHEELCHAIRS PTY LTD,
                                an Australian corporation

                                By:      /s/ McGregor Ogilvy Grant
                                   -----------------------------------------
                                Name:   McGregor Ogilvy Grant
                                     -------------------------------------------
                                Title:     Attorney
                                      ------------------------------------------


                                AUSTRALIAN HEALTHCARE EQUIPMENT PTY LTD, an Australian corporation

                                By:      /s/ McGregor Ogilvy Grant
                                   ---------------------------------------------
                                Name:   McGregor Ogilvy Grant
                                     -------------------------------------------
                                Title:     Attorney
                                      ------------------------------------------


                                HOME HEALTH EQUIPMENT PTY LTD,
                                an Australian corporation

                                By:      /s/ McGregor Ogilvy Grant
                                   ---------------------------------------------
                                Name:   McGregor Ogilvy Grant
                                     -------------------------------------------
                                Title:     Attorney
                                      ------------------------------------------


                                MORRIS SURGICAL PTY LTD,
                                an Australian corporation

                                By:      /s/ McGregor Ogilvy Grant
                                   ---------------------------------------------
                                Name:   McGregor Ogilvy Grant
                                     -------------------------------------------
                                Title:     Attorney
                                      ------------------------------------------

                                                   [Published CUSIP Number: ___]


FOREIGN GUARANTORS:             INVACARE A/S,
                                a Danish limited liability company

                                By:      /s/ Theo Vassiloudis
                                   ---------------------------------------------
                                Name:  Theo Vassiloudis
                                     -------------------------------------------
                                Title:   FD - Europe
                                      ------------------------------------------


                                INVACARE B.V.,
                                a Dutch private limited liability company

                                By:      /s/ Theo Vassiloudis
                                   ---------------------------------------------
                                Name:  Theo Vassiloudis
                                     -------------------------------------------
                                Title:   FD - Europe
                                      ------------------------------------------


                                INVACARE EC-HONG A/S,
                                a Danish limited company

                                By:      /s/ Theo Vassiloudis
                                   ---------------------------------------------
                                Name:  Theo Vassiloudis
                                     -------------------------------------------
                                Title:   FD - Europe
                                      ------------------------------------------


                                INVACARE HOLDINGS TWO B.V.,
                                a Dutch private limited liability company

                                By:      /s/ Theo Vassiloudis
                                   ---------------------------------------------
                                Name:  Theo Vassiloudis
                                     -------------------------------------------
                                Title:   FD - Europe
                                      ------------------------------------------


                                INVACARE UK OPERATIONS LTD.,
                                a private limited company organized under the laws of England and Wales

                                By:      /s/ Mark Prosser
                                   ---------------------------------------------
                                Name:   Mark Prosser
                                     -------------------------------------------
                                Title:    Managing Director
                                      ------------------------------------------

                                                   [Published CUSIP Number: ___]


                                KUSCHALL AG,
                                a Swiss corporation

                                By:      /s/ Theo Vassiloudis
                                   ---------------------------------------------
                                Name:  Theo Vassiloudis
                                     -------------------------------------------
                                Title:   FD - Europe
                                      ------------------------------------------

                                                   [Published CUSIP Number: ___]


                                NATIONAL CITY BANK, as
                                Multicurrency Administrative Agent,
                                Multicurrency Collateral Agent, L/C Issuer and Swing Line Lender

                                By: /s/ Robert Coleman
                                   ---------------------------------------------
                                Name: Robert Coleman
                                     -------------------------------------------
                                Title: Senior Vice President
                                      ------------------------------------------

                                                   [Published CUSIP Number: ___]


                                NATIONAL CITY BANK, CANADA BRANCH
                                as Canadian Administrative Agent and
                                Canadian Collateral Agent

                                By: /s/ Caroline M. Stade
                                   ---------------------------------------------
                                Name: Caroline M. Stade
                                     -------------------------------------------
                                Title: Senior Vice President
                                      ------------------------------------------


                                By: /s/ Bill Hines
                                   ---------------------------------------------
                                Name: Bill Hines
                                     -------------------------------------------
                                Title: SVP and Principal Officer
                                      ------------------------------------------

                                                   [Published CUSIP Number: ___]


                                BANK OF AMERICA, N.A.


                                By: /s/ Richard C. Hardison
                                   ---------------------------------------------
                                Name: Richard C. Hardison
                                     -------------------------------------------
                                Title: Vice President
                                      ------------------------------------------

                                                   [Published CUSIP Number: ___]


                                KEYBANK NATIONAL ASSOCIATION


                                By: /s/ J. T. Taylor
                                   ---------------------------------------------
                                Name: J. T. Taylor
                                     -------------------------------------------
                                Title: Senior Vice President - Debt Capital
                                       Markets
                                      ------------------------------------------

                                                   [Published CUSIP Number: ___]


                                BANC OF AMERICA SECURITIES ASIA LIMITED, as
                                Australian Administrative Agent and
                                Australian Collateral Agent


                                By: /s/Susana Yen
                                   ---------------------------------------------
                                Name:  Susana Yen
                                     -------------------------------------------
                                Title: Vice President
                                      ------------------------------------------

                                                   [Published CUSIP Number: ___]

                                    NATIONAL CITY BANK

                                    By:      /s/ Robert S. Coleman
                                       -----------------------------------------
                                    Name:    Robert S. Coleman
                                         ---------------------------------------
                                    Title:   Senior Vice President
                                          --------------------------------------

                                    BMO CAPITAL MARKETS FINANCING, INC.

                                    By:   /s/ Todd Kostelnik
                                       ---------------------------------
                                    Name:   Todd Kostelnik
                                         -------------------------------
                                    Title:  Vice President
                                          ------------------------------

                                    PNC BANK, N.A.

                                    By:   /s/ Patrick Flaherty
                                       ---------------------------------
                                    Name:   Patrick Flaherty
                                         -------------------------------
                                    Title:  Credit Officer
                                          ------------------------------

                                    SUNTRUST BANK

                                    By:   /s/ Helen C. Hartz
                                       ---------------------------------
                                    Name:   Helen C. Hartz
                                         -------------------------------
                                    Title:  Vice President
                                          ------------------------------

                                    LASALLE BANK NATIONAL ASSOCIATION

                                    By:   /s/ Brian H. Gallagher
                                       ---------------------------------
                                    Name:   Brian H. Gallagher
                                         -------------------------------
                                    Title:  Vice President
                                          ------------------------------

                                    LASALLE COMMERCIAL LENDING
                                    A DIVISION OF ABN AMRO BANK N.V.

                                    By:   /s/ Darcy Mack
                                       ---------------------------------
                                    Name:   Darcy Mack
                                         -------------------------------
                                    Title:  First Vice President
                                          ------------------------------

                                    By:   /s/ H. Bayu Budiatmanto
                                       ---------------------------------
                                    Name:   H. Bayu Budiatmanto
                                         -------------------------------
                                    Title:  Assistant Vice President
                                          ------------------------------

                                    NORDEA BANK FINLAND PLC, ACTING THROUGH
                                    ITS NEW YORK AND GRAND CAYMAN BRANCHES

                                    By:   /s/ Colin Williams Hawkes
                                       -----------------------------------------
                                    Name:   Colin Williams Hawkes
                                         ---------------------------------------
                                    Title:  First Vice President - Head of Group
                                          --------------------------------------
                                          Funding, NY
                                          -----------


                                    By:   /s/ Gerald E. Chelius, Jr.
                                       -----------------------------------------
                                    Name:   Gerald E. Chelius, Jr.
                                         ---------------------------------------
                                    Title:  SVP Credit
                                          --------------------------------------

                                    COOPERATIVE CENTRALE RAIFFEISEN-
                                    BOERENLEENBANK, B.A.
                                    "RABOBANK NEDERLAND", NEW YORK BRANCH

                                    By:   /s/ Thomas K. Martin
                                       ---------------------------------
                                    Name:   Thomas K. Martin
                                         -------------------------------
                                    Title:  Vice President
                                          ------------------------------

                                    By:   /s/ Rebecca Morrow
                                       ---------------------------------
                                    Name:   Rebecca Morrow
                                         -------------------------------
                                    Title:  Executive Director
                                          ------------------------------